                                                   Registration Nos. 333-185789
                                                                      811-05301

    As filed with the Securities and Exchange Commission on April 30, 2013

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Pre-Effective Amendment No.     [ ]      [ ]

                 Post-Effective Amendment No.    [1]      [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.     [14]                  [X]

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT I
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                             Houston, Texas 77019
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-4954
              (Depositor's Telephone Number, Including Area Code)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                           Jennifer P. Powell, Esq.
                           Associate General Counsel
                    American General Life Insurance Company
                           2919 Allen Parkway, L4-01
                           Houston, Texas 77019-2111

     (Name and Address of Agent for Service for Depositor and Registrant)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)

     [X] on April 30, 2013 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Separate Account I of American General Life Insurance Company under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

                                  PROSPECTUS

                  ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  THROUGH ITS

                    SEPARATE ACCOUNT I ("SEPARATE ACCOUNT")

This prospectus describes a variable annuity contract offered to individuals and groups. It is a flexible premium, deferred annuity contract with a fixed investment option. Please read this prospectus carefully before investing and keep it for future reference.

The contract has several investment options to which you can allocate your money - both variable investment options listed below and a fixed investment option. The fixed investment option is part of our general account, which earns a minimum of 3% interest. The variable investment options are portfolios of the AllianceBernstein Variable Products Series Fund, Inc.

             AllianceBernstein Variable Products Series Fund, Inc.
                      (managed by AllianceBernstein L.P.)

AllianceBernstein VPS Growth Portfolio (Class A and B)*         AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                (Class A)*
AllianceBernstein VPS Growth and Income Portfolio               AllianceBernstein VPS Global Thematic Growth Portfolio
(Class A and B)*                                                (Class A and B)*
AllianceBernstein VPS International Value Portfolio (Class A)*  AllianceBernstein VPS Balanced Wealth Strategy Portfolio
                                                                (Class A)*
AllianceBernstein VPS Large Cap Growth Portfolio
(Class A and B)*                                                AllianceBernstein VPS Intermediate Bond Portfolio (Class A)*
AllianceBernstein VPS Small Cap Growth Portfolio (Class A)*     AllianceBernstein VPS Value Portfolio (Class B)
AllianceBernstein VPS Real Estate Investment Portfolio          AllianceBernstein VPS International Growth Portfolio
(Class A)*                                                      (Class A)*

                    Fidelity(R) Variable Insurance Products
              (managed by Fidelity Management & Research Company)

Fidelity VIP Money Market Portfolio (Initial Class and Service Class 2)**

* Class A shares are only available to purchasers of contracts prior to February 1, 2001.
** Initial Class shares are only available to purchasers of contracts prior to February 1, 2001.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2013. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at our Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569.

In addition, the SEC maintains a website at HTTP://WWW.SEC.GOV that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT A DEPOSIT OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     THIS PROSPECTUS IS DATED MAY 1, 2013

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                               TABLE OF CONTENTS
================================================================================

DEFINITIONS................................................................  4
FEE TABLE..................................................................  5
PORTFOLIO EXPENSES.........................................................  5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................  6
THE MERGER.................................................................  8
THE CONTRACT...............................................................  8
   General Description.....................................................  8
   Purchasing a Contract...................................................  9
   Allocation of Premium...................................................  9
   Right to Examine Contract...............................................  9
   Accumulation Units...................................................... 10
   Transfers During the Accumulation Phase................................. 10
   Transfer Policies....................................................... 10
   Restrictions Initiated By the Funds and Information Sharing Obligations. 12
   Dollar Cost Averaging ("DCA") Program................................... 13
   Asset Rebalancing Program............................................... 14
INVESTMENT OPTIONS......................................................... 14
   Variable Investment Options............................................. 14
   The Fund and Its Portfolios............................................. 15
   Fixed Investment Option................................................. 16
CHARGES AND DEDUCTIONS..................................................... 16
   Insurance Charges....................................................... 16
   Mortality and Expense Risk Charge....................................... 16
   Administrative Charge................................................... 17
   Optional Death Benefit Charges.......................................... 17
   Surrender Charge........................................................ 17
   Contract Maintenance Fee................................................ 18
   Premium Taxes........................................................... 18
   Income Taxes............................................................ 18
   Fund Expenses........................................................... 18
   Fees and Expenses and Money Market Investment Options................... 18
   Reduction or Elimination of Certain Charges and Additional
     Amounts Credited...................................................... 18
ACCESS TO YOUR MONEY....................................................... 19
   Generally............................................................... 19
   Systematic Withdrawal Program........................................... 20
ANNUITY PAYMENTS........................................................... 21
   Generally............................................................... 21
   Annuity Options......................................................... 21
   Variable Annuity Payments............................................... 22
   Transfers During Income Phase........................................... 22
   Deferment of Payments................................................... 22

   DEATH BENEFIT......................................................... 22
      Death of Owner Before the Annuity Date............................. 22
      Traditional Death Benefit.......................................... 23
      Optional Death Benefits............................................ 23
      Payment to Surviving Joint Owner or Beneficiary.................... 26
      Death of Owner After the Annuity Date.............................. 27
      Death of Annuitant................................................. 27
   TAXES................................................................. 27
      Annuity Contracts in General....................................... 28
      Qualified Plans.................................................... 28
      Tax Treatment of Distributions - Non-Qualified Contracts........... 31
      Tax Treatment of Distributions - Qualified Contracts............... 31
      Minimum Distributions.............................................. 33
      Tax Treatment of Death Benefits.................................... 34
      Diversification and Investor Control............................... 34
      Contracts Owned by a Trust or Corporation.......................... 35
      Multiple Contracts................................................. 36
      Tax Treatment of Assignments of Qualified Contracts................ 36
      Tax Treatment of Gifting, Assigning, or Transferring Ownership of
        a Non-Qualified Contract......................................... 36
      Trustee to Trustee Transfers of Qualified Contracts................ 36
      Section 1035 Exchanges............................................. 36
   OTHER INFORMATION..................................................... 37
      American General Life Insurance Company............................ 37
      The General Account................................................ 38
      Guarantee of Insurance Obligations................................. 38
      Ownership.......................................................... 39
      Voting Rights...................................................... 39
      Payments in Connection with Distribution of the Contract........... 39
      Administration of the Contract..................................... 40
      Legal Proceedings.................................................. 41
      Variations in Contract or Investment Option Terms and Conditions... 41
   FINANCIAL STATEMENTS.................................................. 42
      Where You Can Find More Information................................ 42
   REGISTRATION STATEMENTS............................................... 43
   APPENDIX A............................................................ 44
   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.......... 48

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                                  DEFINITIONS
================================================================================

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION UNIT - An accounting unit of measure used to calculate your Contract Value prior to the Annuity Date.

ADMINISTRATIVE OFFICE - Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569. For overnight delivery: Annuity Service Center, 200 SW 6th Street, Topeka, KS 66603-3704.

ANNUITANT - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. Certain annuity options under the contract may permit a Joint Annuitant.

ANNUITY DATE - The date on which annuity payments begin.

ANNUITY UNIT - An accounting unit of measure used to calculate annuity payments after the Annuity Date.

CONTRACT ANNIVERSARY - An anniversary of the date we issued your contract.

CONTRACT VALUE - The dollar value as of any Valuation Date of all amounts accumulated under your contract.

CONTRACT YEAR - Each period of twelve months commencing with the date we issued your contract.

PREMIUM YEAR - Any period of twelve months commencing with the date we receive a premium payment and ending on the same date in each succeeding twelve-month period thereafter.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

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                                   FEE TABLE
================================================================================

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

MAXIMUM OWNER TRANSACTION EXPENSES
Maximum Withdrawal Charges/(1)/ (as a percentage of each Purchase Payment)...... 6%

TRANSFER FEE
$10 per transfer after the first 12 transfers in any Contract Year.


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUNDS FEES AND EXPENSES.

CONTRACT MAINTENANCE FEE/(2)/................................................................ $  30

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)
   Separate Account Annual Expenses..........................................................  1.40%
   Optional Annual Ratchet Plan..............................................................  0.10%
   Optional Equity Assurance Plan/(3)/.......................................................
       Ages 60+ /(4)/........................................................................  0.20%
   Optional Estate Benefit Payment...........................................................  0.20%
   Optional Accidental Death Benefit/(5)/....................................................  0.05%
                                                                                              -----
       TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES................................................  1.95%
                                                                                              =====

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                              PORTFOLIO EXPENSES
================================================================================

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("FUND") BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE FUND. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES       MINIMUM MAXIMUM/(6)/
----------------------------------------------------       ------- -----------
As of December 31, 2012
(expenses that are deducted from underlying portfolios of
the Fund, including management fees, other expenses
and 12b-1 fees, if applicable)                              0.00%     1.25%

-------------------
FOOTNOTES TO FEE TABLE:

(1)  Withdrawal Charge Schedule (as a percentage of each Purchase
     Payment) Years                                                     1    2    3    4    5    6    7    8+
                                                                        6%   6%   5%   5%   4%   3%   2%   0%
(2)  The contract maintenance fee may be waived if Contract Value is
     $50,000 or more.

(3) The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan. The fee for the Enhanced Equity Assurance Plan up to age 59 is 0.17% and age 60+ is 0.30%.
(4) If you are age 59 or younger, the fee for the Equity Assurance Plan is 0.07%.
(5) This feature is not available for an Individual Retirement Annuity or other qualified plans.
(6) For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Fund prospectus.

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                     MAXIMUM AND MINIMUM EXPENSE EXAMPLES
================================================================================

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE OWNER TRANSACTION EXPENSES, CONTRACT MAINTENANCE FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND EXPENSES OF THE UNDERLYING PORTFOLIOS OF THE FUND.

THE EXAMPLES ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED; THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR; AND THAT THE MAXIMUM AND MINIMUM FEES AND EXPENSES OF THE FUND ARE REFLECTED. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 2.25% (INCLUDING THE ENHANCED EQUITY ASSURANCE PLAN, AT AGES 60+, ESTATE BENEFIT PAYMENT AND THE ACCIDENTAL DEATH BENEFIT) AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.80%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20% and the Accidental Death Benefit, 0.05%:

         1 YEAR          3 YEARS           5 YEARS           10 YEARS
     ---------------------------------------------------------------------
         $1,007           $1,723            $2,474            $4,248
     ---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

         1 YEAR          3 YEARS           5 YEARS           10 YEARS
     ---------------------------------------------------------------------
          $353            $1,074            $1,817            $3,774
     ---------------------------------------------------------------------

(3) If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20% and the Accidental Death Benefit, 0.05%):

         1 YEAR          3 YEARS           5 YEARS           10 YEARS
     ---------------------------------------------------------------------
          $407            $1,232            $2,074            $4,248
     ---------------------------------------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.70% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.64%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional benefits:

         1 YEAR          3 YEARS           5 YEARS           10 YEARS
     ---------------------------------------------------------------------
          $837            $1,230            $1,650            $2,676
     ---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

         1 YEAR          3 YEARS           5 YEARS           10 YEARS
     ---------------------------------------------------------------------
          $237             $730             $1,250            $2,676
     ---------------------------------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional benefits:

         1 YEAR          3 YEARS           5 YEARS           10 YEARS
     ---------------------------------------------------------------------
          $237             $730             $1,250            $2,676
     ---------------------------------------------------------------------

EXPLANATION OF FEE TABLE AND EXPENSES

(1) The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly or indirectly by investing in the contract. The Fee Tables and Expense Examples represent both Separate Account expenses as well as portfolio company investment management expenses. We converted the contract maintenance fee to a percentage (0.03%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for Contract Values over $50,000. Additional information on the portfolio company fees can be found in the Fund prospectus.

(2) In addition to the stated assumptions, the Expense Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply, they are not reflected in the Expense Examples.

(3) Expense Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features.

  THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED
               FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS

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                                  THE MERGER
================================================================================

Effective December 31, 2012, American General Life Insurance Company of Delaware ("AGLD"), an affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, the contracts were issued by AGLD. Upon the Merger, all contract obligations that had been those of AGLD became obligations of AGL. In this prospectus, the word "we" refers to AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the company that provides your contract benefits from AGLD to AGL. You will receive a contract endorsement from AGL that reflects the change from AGLD to AGL. The Merger also did not result in any adverse tax consequences for any contract owners.

Until we update all the forms to reflect the AGLD merger into AGL, we may provide you with forms, statements or reports that still reflect AGLD as the issuer. You may also contact AGL. You can contact AGL at its Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569 or call us at 1-800-255-8402.

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                                 THE CONTRACT
================================================================================

GENERAL DESCRIPTION

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides tax deferral for your earnings, which means your earnings accumulate on a tax-deferred basis until you take money out of your contract. It also provides a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you, or another person you select as the Annuitant, begin to receive annuity payments, your annuity is in the accumulation phase. The income phase starts when we begin making annuity payments. If you die during the accumulation phase, we guarantee a death benefit to the surviving joint owner, if applicable, or to your beneficiary.

The contract is called a variable annuity because you can allocate your money among variable investment options. Each available subaccount of our Separate Account invests in shares of a corresponding portfolio of a mutual fund. Depending on market conditions, the various portfolios may make or lose money. If you allocate money to the portfolios, your Contract Value during the accumulation phase will depend on their investment performance. In addition, the amount of the variable annuity payments you may receive will depend on the investment performance of the portfolios you select for the income phase. If portfolios lose money, your Contract Value or the amount of any variable annuity payments you may receive can decline.

The contract also has a fixed investment option that is part of our general account. Any premium you allocate to the fixed investment option will earn interest at a fixed rate that we set. We guarantee the interest rate will never be less than 3%. Your Contract Value in the general account during the accumulation phase will depend on the total interest we credit. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

PURCHASING A CONTRACT

Premium is the money you give us as payment to buy the contract, as well as any additional money you give us to invest in the contract after you own it. The minimum initial investment for both qualified and non-qualified contracts is $2,000. You may add premium payments of $1,000 or more to your contract at any time during the accumulation phase. You can pay scheduled subsequent premium of $100 or more per month by enrolling in an automatic investment plan.

We may refuse any premium. In general, we will not issue a contract to anyone who is over age 85.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO DECLINE TO ACCEPT AN ASSIGNMENT IF IT WOULD CHANGE THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

We no longer accept applications for new contracts.

ALLOCATION OF PREMIUM

When you purchase a contract, you will tell us how to allocate your initial premium among the investment options. We will allocate additional premium in the same way unless you tell us otherwise.

At the time of application, we must receive your initial premium at our Administrative Office before the contract will be effective. We will issue your contract and allocate your initial premium within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will send your money back unless you allow us to keep it until we get all the necessary information.

RIGHT TO EXAMINE CONTRACT

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by state law) by mailing it back to our Administrative Office at Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569. You will receive your Contract Value as of the day we receive your request, which may be more or less than the money you initially invested.

In certain states or if you purchase your contract as an individual retirement annuity, we may be required to return your premium. If you cancel your contract during the right to examine period, we will return to you an amount equal to your premium payments less any partial surrender.

ACCUMULATION UNITS

The value of an Accumulation Unit may go up or down from day to day. When you pay a premium, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premium allocated to a subaccount by the value of the Accumulation Unit for that subaccount. We calculate the value of an Accumulation Unit as of the close of business of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading. Except in the case of initial premium, we credit Accumulation Units to your contract at the value next calculated after we receive your premium at our Administrative Office.

The Accumulation Unit value for each portfolio will vary from one Valuation Period to the next based on the investment experience of the assets in the portfolio and the deduction of certain charges and expenses. The SAI contains a detailed explanation of how Accumulation Units are valued.

Your value in any portfolio is determined by multiplying its unit value by the number of units you own. Your value within the variable investment options is the sum of your values in all the portfolios. The total value of your contract, referred to as the Contract Value, equals your value in the variable investment options plus your value in the fixed investment option.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the variable investment options and the fixed investment option by telephone or in writing by mail or facsimile. When receiving instructions over the telephone, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. "Market Close" is the close of the New York Stock Exchange on the applicable Valuation Date. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the dollar cost averaging ("DCA") Fixed Accounts. You must transfer at least $1,000 per transfer. If less than $1,000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or
(2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in Contract Value may also be harmful to Annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 12 in any Contract Year. Currently, the fee is $10 for each transfer exceeding this limit. Transfers resulting from your participating in the DCA or asset rebalancing programs are not counted towards the number of free transfers per Contract Year.

In addition to charging a fee when you exceed a specific number of transfers, all transfer requests in excess of 15 transfers within a rolling twelve-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer. For example, if you made a transfer on August 16, 2011 and within the previous twelve months (from August 17, 2010 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2011 must be submitted by U.S. Mail (from August 17, 2011 through August 16, 2012). We will not accept transfer requests submitted by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies that perform asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not necessarily be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see "Transfers During Income Phase" below.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a contract owner's transfer request.

Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular contract owner. We will follow the Fund's instructions. The availability of transfers from any variable investment option offered under the contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent Short-Term Trading, the Funds have the right to request information regarding contract owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding contract owner transactions in the Fund.

DOLLAR COST AVERAGING ("DCA") PROGRAM

The contract has a feature that allows you to dollar cost average your allocations to the portfolios by authorizing us to make periodic allocations of Contract Value from either the money market portfolio or the fixed investment option to one or more of the other portfolios. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. It will result in the reallocation of Contract Value to one or more portfolios and these amounts will be credited at the Accumulation Unit value as of the Valuation Dates on which the exchanges are effected. The amounts exchanged from a portfolio will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lower number of units when the Accumulation Unit value is high.

To elect dollar cost averaging, your Contract Value must be at least $12,000. You must send us a completed dollar cost averaging request form, which is available from the Administrative Office. Transfer may occur on such periodic schedules such as monthly or weekly. We will not consider your request unless your Contract Value is at least the required amount or the premium submitted is at least $12,000.

In addition to the dollar cost averaging program described above, we also offer six-month and twelve-month dollar cost averaging programs that are available only for new premium payments of at least $12,000. Either initial premium or subsequent premium payments are eligible for these programs. You may not include existing Contract Value in the six-month or twelve-month dollar cost averaging program.

If you select either program, your premium will be allocated to the DCA account. The DCA account is a guaranteed account available for the six-month and twelve-month dollar cost averaging programs. Your Contract Value in the DCA account will earn interest at a rate guaranteed for six months or twelve months, as applicable, from the date we receive your new premium. The interest rate applicable to each account varies. Therefore, each premium allocation to either of these programs may earn interest at a different rate. The full amount of the premium you allocate to the DCA account will be transferred on a monthly basis over either a six-month or twelve-month period, as applicable, into portfolios you have chosen. The monthly amount transferred from the DCA account is either one-sixth or one-twelfth of the premium allocated to it depending on which program you select. You may not change the amount or frequency of transfers under either program.

The interest rate credited to the DCA account may be different from the interest rate credited to the fixed investment option. If the dollar cost averaging program is terminated, we will automatically transfer any Contract Value remaining in the DCA account to the fixed investment option. Please note that the six-month and twelve-month dollar cost averaging programs may not be available in your state. Please contact us for more information.

There is no charge for participating in any dollar cost averaging program. In addition, your periodic transfers under a dollar cost averaging program are not counted against your twelve free transfers per Contract Year. We reserve the right to modify, suspend or terminate any dollar cost averaging program at any time. Dollar cost averaging does not guarantee profits, nor does it assure you will not have losses.

ASSET REBALANCING PROGRAM

Once your premium has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your allocation instructions. You can direct us to automatically rebalance your contract to return to your allocation percentages by selecting our asset rebalancing program. Rebalancing may be on a monthly, quarterly, semiannual or annual basis. The minimum amount of each rebalancing is $1,000.

There is no charge for participating in the asset rebalancing program. In addition, a rebalancing is not counted against your twelve free transfers each Contract Year. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

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                              INVESTMENT OPTIONS
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VARIABLE INVESTMENT OPTIONS

SEPARATE ACCOUNT I

Our board of directors authorized the organization of the Separate Account in 1986. Before

December 31, 2012, Separate Account I ("Separate Account") was a separate account of AGLD, named Variable Account I and originally established under Delaware law. On December 31, 2012, and in conjunction with the merger of AGL and AGLD, the Separate Account was transferred to and became a separate account of AGL under Texas law. It may be used to support the contracts and other variable annuity contracts, and used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws.

We own the assets in the Separate Account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The Separate Account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other business we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the Separate Account without regard to income, gains or losses arising out of any of our other business. As a result, the investment performance of each subaccount of the Separate Account is entirely independent of the investment performance of our general account and of any of our other separate accounts.

The Separate Account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. One or more of these funds may sell its shares to other funds. The Separate Account maintains subaccounts that are not available under the contract. We may, from time to time, add or remove subaccounts and the corresponding portfolios. No substitution of shares of one portfolio for another will be made until you have been notified and the SEC has approved the change. If deemed to be in the best interest of persons having voting rights under the contract, the Separate Account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FUND AND ITS PORTFOLIOS

You should carefully read the fund's prospectus before investing. The fund prospectus is attached to this prospectus and contains information regarding management of the portfolios, investment objectives, investment advisory fees, and other charges. The prospectus also discusses the risks involved in investing in the portfolios. Below is a summary of the investment objectives of the portfolios available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

The AllianceBernstein Variable Products Series Fund, Inc. is a mutual fund registered with the SEC. It has additional portfolios that are not available under the contract.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO (CLASS A AND B)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS A AND B)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS A)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS A AND B)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS A)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO (CLASS A)* - seeks total return from long-term growth of capital and income.

ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS A)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS A AND B)* - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS A)* - seeks to maximize total return consistent with the adviser's determination of reasonable risk.

ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS A)* - seeks to generate income and price appreciation without assuming what the adviser considers undue risk.

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO (CLASS B) - seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO (CLASS A)* - seeks long-term growth of capital.

The Fidelity Variable Insurance Products is a mutual fund registered with the SEC. It has additional portfolios that are not available under the contract.

FIDELITY VIP MONEY MARKET PORTFOLIO (INITIAL CLASS AND SERVICE CLASS 2)** - seeks high level of current income consistent with preservation of capital and liquidity.

* Class A shares are only available to purchasers of contracts prior to February 1, 2001.
**Initial Class shares are only available to purchasers of contracts prior to February 1, 2001.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option is guaranteed and goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our separate accounts. Unlike our separate account assets, assets in the general account are subject to claims of owners like you, as well as claims made by our other creditors.

We credit money allocated to the fixed investment option with interest on a daily basis at the guaranteed rate then in effect. The rate of interest to be credited to the general account is determined wholly within our discretion. However, the rate will not be changed more than once per year. The interest rate will never be less than 3%.

If you allocate premium to the fixed investment option, the fixed portion of your Contract Value during the accumulation phase will depend on the total interest we credit to your contract. During the income phase, each annuity payment you receive from the fixed portion of your contract will be for the same amount.

We reserve the right to delay any payment from the general account for up to six months from the date we receive the request at our Administrative Office, as permitted by law.

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                            CHARGES AND DEDUCTIONS
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INSURANCE CHARGES

Each day, we deduct insurance charges from your Contract Value. This is done as part of our calculation of the value of Accumulation Units during the accumulation phase and of Annuity Units during the income phase. The insurance charges are the mortality and expense risk charge, the administrative charge, and the charges for the optional death benefits described under "Death Benefit."

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the variable portion of your contract. We will not increase this charge. It compensates us for assuming the risks associated with our obligations to make annuity payments, provide the death benefit, and cover the cost of administering the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

ADMINISTRATIVE CHARGE

The administrative charge is equal, on an annual basis, to 0.15% of the daily value of the variable portion of your contract. It compensates us for our administrative expenses, which include preparing the contract, confirmations and statements, and maintaining contract records. If this charge is not enough to cover the costs of administering the contract, we will bear the loss.

OPTIONAL DEATH BENEFIT CHARGES

If you elect an optional death benefit, we will calculate and deduct a charge against the assets in the Separate Account equal to an annual charge as shown below.

    Annual Ratchet Plan                                               0.10%

    Equity Assurance Plan
       Attained Age 0-59............................................. 0.07%
       Attained Age 60+.............................................. 0.20%

    Estate Benefit Payment........................................... 0.20%

    Accidental Death Benefit......................................... 0.05%

SURRENDER CHARGE

If you surrender your contract prior to the Annuity Date during the first seven years after a premium payment, we will assess a surrender charge as a percentage of premium withdrawn as shown below:

                                                              PREMIUM YEAR
                                                   ---------------------------------
                                                    1    2    3    4    5    6    7   THEREAFTER
                                                   ---  ---  ---  ---  ---  ---  ---  ----------
Surrender Charge..................................   6%   6%   5%   5%   4%   3%   2%    None

For purposes of calculating the surrender charge, we treat surrenders as coming from the oldest premiums first (i.e., first-in, first-out). However, we will not assess a surrender charge on that portion of a surrender equal to the greater of:

   (1) the Contract Value less premium paid, or

   (2) up to 10% of premium paid, less the amount of any prior surrender.

You will not receive the benefit of this "free withdrawal amount" if you participate in the systematic withdrawal program. If you make a partial surrender, we will deduct the surrender charge, if any, pro rata from the remaining value in your contract. If insufficient value remains in your contract, then we will deduct the surrender charge from the amount you are to receive as a result of your surrender request. Likewise, we will deduct a surrender charge on a full surrender from the amount you are to receive.

CONTRACT MAINTENANCE FEE

During the accumulation phase, we will deduct a contract maintenance fee of $30 from your contract on each Contract Anniversary. We will not increase this fee. It compensates us for the expenses incurred to establish and maintain your contract. If you surrender the entire value of your contract, the contract maintenance fee will be deducted prior to the surrender. During the income phase, we will prorate the contract maintenance fee and deduct it from the annuity payments.

We do not deduct the contract maintenance fee if your Contract Value is $50,000 or more when the deduction is to be made.

PREMIUM TAXES

We will deduct from your Contract Value any premium tax imposed by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 3.5% of premiums paid. These taxes are due either when premium is paid or when annuity payments begin. It is our current practice to charge you for these taxes when annuity payments begin or if you surrender the contract in full. In the future, we may discontinue this practice and assess the tax when it is due or upon the payment of the death benefit.

INCOME TAXES

Although we do not currently deduct any charges for income taxes attributable to your contract, we reserve the right to do so in the future.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various portfolios. These charges are described in the prospectus for the AllianceBernstein Variable Products Series Fund, Inc. and are summarized in the fee table.

FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS

During periods of low short-term interest rates, and in part due to Contract fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Contract's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your Contract Value in the money market investment option will lose value.

REDUCTION OR ELIMINATION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may reduce or eliminate the surrender charge or the administrative charge or change the minimum premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales expenses. We will determine the eligibility of such groups by considering factors such as:

     (1) the size of the group;

     (2) the total amount of premium we expect to receive from the group;

     (3) the nature of the purchase and the persistency we expect in that group;

     (4) the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and

     (5) any other circumstances that we believe are relevant in determining whether reduced sales expenses may be expected.

We may also waive or reduce the surrender charge and/or contract maintenance fee in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us, and immediate family members of those persons. Any reduction or waiver may be withdrawn or modified by us.

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                             ACCESS TO YOUR MONEY
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GENERALLY

Contract Value is available in the following ways:

     . by surrendering all or part of your Contract Value during the accumulation phase;

     .  by receiving annuity payments during the income phase; or

     .  when we pay a death benefit.

Generally, surrenders are subject to a surrender charge and a contract maintenance fee. Surrenders may also be subject to income tax and a penalty tax.

To make a surrender you must send a complete and detailed written request to our Administrative Office. We will calculate your surrender as of the close of business of the NYSE at the value next determined after we receive your request. To surrender your entire Contract Value, you must also send us your contract.

Under most circumstances, partial surrenders must be for a minimum of $500. We require that your Contract Value be at least $2,000 after the partial surrender. If the Contract Value would be less than $2,000 as a result of a partial surrender, we may cancel the contract. Unless you provide us with different instructions, partial surrenders will be made pro rata from each investment option in which your contract is invested.

We may be required to suspend or postpone the payment of a surrender for an undetermined period of time when:

     . the NYSE is closed (other than a customary weekend and holiday closings);

    .  trading on the NYSE is restricted;

    . an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable;

    .  the SEC, by order, so permits for the protection of owners; or

    . we are on notice that the Contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

SYSTEMATIC WITHDRAWAL PROGRAM

The systematic withdrawal program allows you to make regularly scheduled withdrawals from your Contract Value of at least $200 each on a monthly, quarterly, semiannual, or annual basis. In order to initiate the program, your Contract Value must be at least $24,000. A maximum of 10% of your Remaining Premium may be withdrawn in a Contract Year.

Surrender charges are not imposed on withdrawals under this program up to the maximum amount above, nor is there any charge for participating in this program. You may not elect this program if you have made a partial surrender earlier in the same Contract Year. In addition, the free withdrawal amount is not available in connection with partial surrenders you make while participating in the systematic withdrawal program.

You will be entitled to the free withdrawal amount on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

Systematic withdrawals will begin on the first scheduled withdrawal date selected by you following the date we process your request. In the event that your value in a specified portfolio or the fixed investment option is not sufficient to make a withdrawal or if your request for systematic withdrawal does not specify the investment options from which to deduct withdrawals, withdrawals will be deducted pro rata from your Contract Value in each portfolio and the fixed investment option.

You may cancel the systematic withdrawal program at any time by written request. It will be cancelled automatically if your Contract Value falls below $1,000. In the event the systematic withdrawal program is canceled, you may not elect to participate in the program again until the next Contract Anniversary.

If your contract is issued in connection with an individual retirement annuity or 403(b) Plan, you are cautioned that your rights to implement a systematic withdrawal program may be subject to the terms and conditions of your plan, regardless of the terms and conditions of your contract. Moreover, implementation of the systematic withdrawal program may subject you to adverse tax consequences, including a 10% tax penalty if you are under age 59 1/2. See "Taxes" for a discussion of the various tax consequences.

For information, including the necessary enrollment form, please check with our Administrative Office. We reserve the right to modify, suspend or terminate this program at any time.

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                               ANNUITY PAYMENTS
================================================================================

GENERALLY

Beginning on the Annuity Date, the Annuitant will receive monthly annuity payments. You may choose annuity payments that are fixed, variable or a combination of fixed and variable.

You select the Annuity Date, which must be the first day of a month and must be at least one year after we issue your contract. You may change the Annuity Date at least 30 days before payments are to begin. However, annuity payments must begin by the first day of the month following the Annuitant's 90th birthday. Certain states may require that annuity payments begin prior to such date and we must comply with those requirements.

You may change the Annuitant at any time prior to the Annuity Date. If you are not the Annuitant and the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

ANNUITY OPTIONS

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. If you do not choose an annuity option, we will make annuity payments in accordance with Option 2. However, if the annuity payments are for joint lives, we will make payments in accordance with Option 3. Where permitted by state law, we may pay the annuity in one lump sum if your Contract Value is less than $2,000. In addition, if your annuity payments would be less than $100 per month, we have the right to change the frequency of your payment to be on a semiannual or annual basis so that the payments are at least $100.

OPTION 1 - LIFE INCOME

Under this option, we will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

OPTION 2 - LIFE INCOME WITH 10 YEAR GUARANTEE

Under this option, we will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the beneficiary for the remainder of the period.

OPTION 3 - JOINT AND LAST SURVIVOR ANNUITY

Under this option, we will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive.

VARIABLE ANNUITY PAYMENTS

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable variable investment options. If the performance of the variable investment options selected is equal to the AIR, the income payments will remain constant. If performance of variable investment options is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

If you choose to have any portion of your annuity payments based on the variable investment options, the amount of your payments will depend upon:

    .  your Contract Value in the portfolios on the Annuity Date;

    . the 5% assumed investment rate used in the annuity table for the contract;

    .  the performance of the portfolios you selected; and

    .  the annuity option you selected.

If the actual performance exceeds the 5% assumed rate, the annuity payments will increase. Similarly, if the actual rate is less than 5%, the annuity payments will decrease. The SAI contains more information.

TRANSFERS DURING INCOME PHASE

Transfers during the income phase are subject to the same limitations as transfers during the accumulation phase. See "The Contract - Transfers During Accumulation Phase." However, you may only make one transfer each month and you may only transfer money among the variable investment options.

You may not transfer money from the fixed investment option to the variable investment options or from the variable investment options to the fixed investment option.

DEFERMENT OF PAYMENTS

We may defer making fixed annuity payments for up to six months subject to state law. We will credit interest to you during the deferral period.

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                                 DEATH BENEFIT
================================================================================

DEATH OF OWNER BEFORE THE ANNUITY DATE

If you die before the Annuity Date and the contract is jointly owned, the death benefit is payable to the surviving joint owner. If you die before the Annuity Date and there is no surviving joint owner, the death benefit is payable to the beneficiary. We will determine the value of the death benefit as of the date we receive proof of death in a form acceptable to us. If ownership is changed from one natural person to another natural person, the death benefit will equal the Contract Value. If the surviving joint owner, if any, or designated beneficiary is your spouse, he or she can elect to continue the contract and become the owner. We determine the amount of the death benefit based on the death benefit option you select at the time of application, if any, and calculate it in accordance with the terms of that option as described below. The amount of the death benefit will never be less than the traditional death benefit. If you select both the annual ratchet plan and the equity assurance plan, the death benefit will be the greatest of the traditional death benefit, the annual ratchet plan, or the equity assurance plan. The estate benefit payment and/or the accidental death benefit, as applicable, will be paid in addition to any other benefit. Not all death benefit options may be available in all states.

TRADITIONAL DEATH BENEFIT

Under the traditional death benefit, we will pay the amount equal to the greatest of:

     (1) the Contract Value;

     (2) the total of all premiums paid, less any surrenders; or

     (3) the greatest Contract Value at any seventh Contract Anniversary, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The traditional death benefit will be paid unless you specify otherwise.

OPTIONAL DEATH BENEFITS

ANNUAL RATCHET PLAN. We will pay a death benefit equal to the greatest of:

     (1) the Contract Value;

     (2) the total of all premium paid, less the dollar amount of any surrenders; or

     (3) the greatest Contract Value at any Contract Anniversary, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender, plus any premiums paid subsequent to that Contract Anniversary.

The annual ratchet plan will be in effect if:

     (1) you select it on your application; and

     (2) the charge for the annual ratchet plan is shown in your contract.

The annual ratchet plan will cease to be in effect when we receive your written request to discontinue it.

EQUITY ASSURANCE PLAN. We will pay a death benefit equal to the greatest of:

     (1) the Contract Value;

     (2) the greatest Contract Value at any seventh Contract Anniversary, plus any premium subsequent to the Contract Anniversary, reduced proportionally by any surrenders subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of a surrender; or

     (3) an amount equal to (a) plus (b) where:

         (a) is equal to the total of all premium paid on or before the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each premium to the earlier of the date of death or the first Contract Anniversary following your 85th birthday:

             . 0% per annum if death occurs during the 1st through 24th month from the date of premium payment;

             . 2% per annum if death occurs during the 25th through 48th month from the date of premium payment;

             . 4% per annum if death occurs during the 49th through 72nd month from the date of premium payment;

             . 6% per annum if death occurs during the 73rd through 96th month from the date of premium payment;

             . 8% per annum if death occurs during the 97th through 120th month from the date of premium payment;

             . 10% per annum (for a maximum of 10 years) if death occurs more than 120 months from the date of premium payment; and

         (b) is equal to all premium paid after the first Contract Anniversary following your 85th birthday, adjusted for surrenders as described below.

In determining the death benefit, for each surrender we will make a proportionate reduction to each premium paid prior to the surrender. The proportion is determined by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to the surrender.

The equity assurance plan, which we only issue up to age 75, will be in effect if:

     (1) you select it on your application; and

     (2) the charge for the equity assurance plan is shown in your contract.

The equity assurance plan will cease to be in effect when we receive your written request to discontinue it or upon the allocation of Contract Value to either the money market portfolio or fixed investment option unless such allocation is made as part of dollar cost averaging.

ESTATE BENEFIT PAYMENT. If you select the estate benefit payment, we will pay it in addition to any other death benefit in effect at the time of your death. If selected, we will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

     . If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of net premium or (b) 70% of the Contract Value less net premium.

     . If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of net premium or (b) 50% of the Contract Value less net premium.

     . If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of net premium or (b) 30% of the Contract Value less net premium.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age we use to determine the amount of estate benefit payment payable upon the spouse's death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

Net premium is equal to the total of all premium paid after adjusting each premium for surrenders. We adjust each premium by making a proportionate reduction from the amount of the premium prior to the surrender. We determine the proportion by dividing the amount of the Contract Value surrendered by the Contract Value immediately prior to each surrender.

The estate benefit payment will be in effect if:

     (1) you select it on your application; and

     (2) the charge for the estate benefit payment is shown in your contract.

The estate benefit payment will cease to be in effect when we receive your written request to discontinue it.

ACCIDENTAL DEATH BENEFIT. If you select the accidental death benefit at the time of application, we will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

    (1) the Contract Value as of the date the death benefit is determined; or

    (2) $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a surviving joint owner.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

    . suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

    . sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

    .  hernia;

    . injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

    .  declared or undeclared war or any act thereof; or

    .  service in the military, naval or air service of any country.

The accidental death benefit will be in effect if:

    (1) you select it on your application; and

    (2) the charge for the accidental death benefit is shown in your contract.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday or when we receive your written request to discontinue it.

PAYMENT TO SURVIVING JOINT OWNER OR BENEFICIARY

Upon your death if prior to the Annuity Date, the surviving joint owner or the beneficiary, as applicable, may elect the death benefit to be paid as follows:

    (1) payment of the entire death benefit within five years of the date of your death; or

    (2) payment over the recipient's lifetime with distribution beginning within one year of your date of death.

If no payment option is elected within sixty days of our receipt of proof of your death, a single sum settlement will be made at the end of the sixty-day period following such receipt. Upon payment of a death benefit, the contract will end.

DEATH OF OWNER AFTER THE ANNUITY DATE

If you are not the Annuitant, and if your death occurs on or after the Annuity Date, no death benefit will be payable under the contract. Any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death. If the contract is not owned by an individual, the Annuitant will be treated as the owner and any change of the named Annuitant will be treated as if the owner died.

DEATH OF ANNUITANT

BEFORE THE ANNUITY DATE

If you are not the Annuitant, and if the Annuitant dies before the Annuity Date, you may name a new Annuitant. If you do not name a new Annuitant within sixty days after we are notified of the Annuitant's death, we will deem you to be the new Annuitant.

AFTER THE ANNUITY DATE

If an Annuitant dies after the Annuity Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death. If you were not the Annuitant and no beneficiary survives the Annuitant, we will pay any remaining benefit to you.

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                                     TAXES
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Note: The following discussion of the federal income tax treatment of this variable annuity product is intended for general purposes only and is not intended as tax advice, either general or individualized, nor should it be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and my include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and surrenders). For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of an annuity contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities ("TSAs", also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b), a Roth 401(k), or a Roth governmental 457(b) account, and you may have cost basis in a traditional IRA or in another qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (if any, and adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the Code and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from qualified contracts.

PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

TRADITIONAL IRAS

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2013 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2013. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

ROTH IRAS

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2013 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2013. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, for 2013 you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than:
$188,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $127,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

PENSION AND PROFIT-SHARING PLANS

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

DEFERRED COMPENSATION PLANS-SECTION 457(B)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

    .  after attaining age 59 1/2;

    .  when paid to your beneficiary after you die;

    .  after you become disabled (as defined in the Code);

    . when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

    .  under an immediate annuity contract;

    . which are attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), Roth 401(k), and Roth governmental 457(b) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b), Roth 401(k), and Roth governmental 457(b) accounts, and withdrawals generally from qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b), Roth 401(k), and Roth governmental 457(b) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a qualified contract will be subject to an additional 10% penalty tax, under the Code, except in the following circumstances:

    .  after attainment of age 59 1/2

    .  when paid to your beneficiary after you die;

    .  after you become disabled (as defined in the Code);

    . as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

    . payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

    .  dividends paid with respect to stock of a corporation described in Code
       Section 404(k);

    . for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the Code for deductible amounts paid during the taxable year for medical care;

    . payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

    . for payment of health insurance if you are unemployed and meet certain requirements;

    .  distributions from IRAs for certain higher education expenses;

    . distributions from IRAs for first home purchases with certain limitations;

    . certain distributions to individuals called to active duty after September 11, 2011;

    . distributions up to $3,000 per year for health, life and Accident insurance for certain retired public safety officers (does not apply to IRAs); or

    . amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more;
(2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a qualified contract that Exceed applicable contribution limits. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or,
(2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a single individual claiming no withholding exemptions.

MINIMUM DISTRIBUTIONS

Generally, the Code requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age
70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 require that the annuity Contract Value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The Code imposes limits on the amount of the incidental benefits and/or life insurance allowable for qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the qualified contract, and in some cases could adversely impact the qualified status of the qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

DIVERSIFICATION AND INVESTOR CONTROL

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of non-qualified variable annuity contracts. These requirements generally do not apply to qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "in the case of government securities, each United States government agency or instrumentality shall be treated as a separate issuer."

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your non-qualified contract, because of the degree of control you exercise over the underlying investments. This requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the non-qualified contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the Code does not treat a non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes.

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by qualified plans.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING, OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under Code Section 72(e)(4)(c), if you transfer ownership of your non-qualified contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration, you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your non-qualified contract and receive payment less than the contract's value, you will also be liable for the tax on the contract's value above your purchase payments not previously withdrawn. The new contract owner's purchase payments (basis) in the contract will be increased to reflect the amount included in your taxable income.

TRUSTEE TO TRUSTEE TRANSFERS OF QUALIFIED CONTRACTS

The Code limits the withdrawal of Purchase Payments from certain TSAs and certain other qualified contracts. Withdrawals generally can be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans);
(2) separates from employment from the employer sponsoring the plan; (3) dies;
(4) becomes disabled (as defined in the Code); or (5) experiences a financial hardship (as defined in the Code). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one qualified contract to another qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or plan.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange.

Special rules and procedures apply to Section 1035 transactions. Any prospective owner wishing to take advantage of Section 1035 of the Code should consult a tax advisor.

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                               OTHER INFORMATION
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AMERICAN GENERAL LIFE INSURANCE COMPANY

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of Contract Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Contract Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

THE GENERAL ACCOUNT

Money allocated to the Fixed Account goes into AGL's general account. The general account consists of all of AGL's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any of AGL's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Circumstances affecting American International Group, Inc. can have an impact on AGL. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to American International Group, Inc. resulted in corresponding downgrades and ratings actions being taken with respect to AGL's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for American International Group, Inc. will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under all contracts issued by AGLD prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued contracts. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover all contracts, since the contracts are no longer sold, until all insurance obligations under such contracts are satisfied in full. Insurance obligations include, without limitation, Contract Value invested in any available fixed investment option, death benefits, and income options. The guarantee does not guarantee variable Contract Value or the investment performance of the variable investment options available under the contracts. The guarantee provides that contract owners can enforce the guarantee directly.

Guarantees for contracts issued prior to the Merger will continue after the Merger. As a result, the Merger of AGLD into AGL will not impact the insurance obligations under the Guarantee.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union, an affiliate of AGL, is an indirect wholly owned subsidiary of American International Group, Inc.

OWNERSHIP

This prospectus describes both individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts. The individual and group contracts described in this prospectus are identical except that the individual contract is issued directly to the individual owner. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, either as the owner of an individual contract or as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to an individual contract or to a certificate.

VOTING RIGHTS

To the extent required by law, we will vote the portfolio shares held in the Separate Account at shareholder meetings in accordance with instructions received from persons having a voting interest in the portfolio. However, if legal requirements or our interpretation of present law changes to permit us to vote the portfolio shares in our own right, we may elect to do so.

Prior to the Annuity Date, you hold a voting interest in each portfolio in whose corresponding subaccount you have Contract Value. We determine the number of portfolio shares that are attributable to you by dividing the corresponding value in a particular portfolio by the net asset value of one portfolio share. After the Annuity Date, we determine the number of portfolio shares that are attributable to you by dividing the reserve maintained in a particular portfolio to meet the obligations under the contract by the net asset value of one portfolio share. The number of votes that you will have a right to cast will be determined as of the record date established by each portfolio.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a portfolio will receive proxy material, reports and other materials relating to the appropriate portfolios. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the Separate Account. There are no voting rights with respect to funds allocated to the fixed investment option.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of Contract Value annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

You should discuss with your broker-dealer and/or registered representative any potential conflicts of interest that may arise as a result of the way they are compensated for selling the contract.

Our affiliate, American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2G-7, Houston, Texas 77019, acts as the distributor of the contract. AGESC is an affiliate of AGL. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.20% annually based on assets under management from the Series Fund's investment adviser or its affiliates for services related to the availability of the Underlying Funds in the contract. Furthermore, the Series Fund's investment adviser or its affiliates may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION OF THE CONTRACT

We are ultimately responsible for the administrative servicing of your contract, and have engaged an administrator for servicing assistance. Please contact our Administrative Office if you have any comment, question or service request:

Annuity Service Center
P.O. Box 758569
Topeka, KS 66636-8569
(800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to carefully review all documents you receive from us and immediately notify us of any potential inaccuracies.

We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify us of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7.0 million of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

In addition, the Company invested a total of $490.7 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions. The Company received back a total amount of $567.2 million from these investments. In August 2010, a court-appointed Receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. The Receiver asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek contract owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

STATE LAW REQUIREMENTS

AGL is subject to the insurance laws and regulations in every jurisdiction in which the Contracts are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Contract and related endorsements.

EXPENSES OR RISKS

AGL may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

UNDERLYING INVESTMENTS

You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

================================================================================
                             FINANCIAL STATEMENTS
================================================================================

WHERE YOU CAN FIND MORE INFORMATION

Additional information concerning the operations of Separate Account I is contained in the Statement of Additional Information ("SAI"). You may obtain a free copy of the SAI and the financial statements of AGL, Separate Account I and National Union if you contact our Administrative Office at 800-255-8402 or by writing to Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569.

The SEC allows us to "incorporate by reference" some of the information AGL files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

AGL files information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. AGL will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to AGL's Administrative Office, as follows:

Annuity Service Center
P.O. Box 758569
Topeka, KS 66636-8569
Telephone Number: (800) 255-8402

================================================================================
                            REGISTRATION STATEMENTS
================================================================================

Registration statements under the Securities Act of 1933, as amended, related to the Contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the investment options and the Contract, please refer to the registration statements and exhibits.

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
                           ACCUMULATION UNIT VALUES*
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
                            AS OF DECEMBER 31, 2012

                                                               2012      2011      2010        2009         2008         2007
                                                               ----      ----      ----        ----         ----         ----
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
  ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                           10.51     10.97     10.05         8.16            -            -
   End of Period                                                 11.78     10.51     10.97        10.05         8.16            -
  Accum Units o/s @ end of Period                            3,224,184 4,743,674 5,662,032 6,539,640.00 7,402,988.47            -
  ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                           14.06     18.58     15.84        10.46        20.16        17.01
   End of Period                                                 15.74     14.06     18.58        15.84        10.46        20.16
  Accum Units o/s @ end of Period                              807,720   982,876 1,157,279 1,336,164.00 1,523,531.74 1,902,103.59
  ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                           25.40     25.44     22.42        17.06        30.08        26.99
   End of Period                                                 28.52     25.40     25.44        22.42        17.06        30.08
  Accum Units o/s @ end of Period                              552,029   750,935   932,348 1,074,544.00 1,256,001.40 1,647,759.26
  ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS
   A)
  Accumulation Unit Value
   Beginning of Period                                           39.43     37.61     33.73        28.31        48.33        46.63
   End of Period                                                 45.70     39.43     37.61        33.73        28.31        48.33
  Accum Units o/s @ end of Period                              956,865 1,272,671 1,515,359 1,743,418.00 2,042,069.75 2,715,782.19
  ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS
   A)
  Accumulation Unit Value
   Beginning of Period                                           20.82     19.80     18.38        15.73        17.04        16.48
   End of Period                                                 21.77     20.82     19.80        18.38        15.73        17.04
  Accum Units o/s @ end of Period                            3,049,031 4,140,857 4,953,384 5,672,450.00 6,699,868.71 3,351,829.60
  ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                           27.14     32.71     29.38        21.35        42.33        36.34
   End of Period                                                 30.92     27.14     32.71        29.38        21.35        42.33
  Accum Units o/s @ end of Period                              808,176 1,135,029 1,336,886 1,531,121.00 1,803,261.94 2,362,514.61
  ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                           12.99     16.31     15.82        11.91        25.80        24.72
   End of Period                                                 14.67     12.99     16.31        15.82        11.91        25.80
  Accum Units o/s @ end of Period                              620,179   855,311 1,036,271 1,181,470.00 1,467,425.90 1,939,150.63

                                                                 2006         2005         2004         2003
                                                                 ----         ----         ----         ----
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
  ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                                  -            -            -            -
   End of Period                                                        -            -            -            -
  Accum Units o/s @ end of Period                                       -            -            -            -
  ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                              15.88        15.51        14.91        10.49
   End of Period                                                    17.01        15.88        15.51        14.91
  Accum Units o/s @ end of Period                            2,487,488.16 3,423,150.52 4,421,253.91 5,422,693.79
  ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                              27.67        25.06        22.15        16.63
   End of Period                                                    26.99        27.67        25.06        22.15
  Accum Units o/s @ end of Period                            2,304,530.60 3,101,146.80 3,848,854.38 4,585,494.49
  ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS
   A)
  Accumulation Unit Value
   Beginning of Period                                              40.32        38.99        35.47        27.15
   End of Period                                                    46.63        40.32        38.99        35.47
  Accum Units o/s @ end of Period                            3,756,306.62 5,141,951.23 6,252,145.38 7,482,975.05
  ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO (CLASS
   A)
  Accumulation Unit Value
   Beginning of Period                                              16.08        15.99        15.63        15.26
   End of Period                                                    16.48        16.08        15.99        15.63
  Accum Units o/s @ end of Period                            3,681,289.13 4,352,829.29 5,433,740.27 7,057,574.51
  ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                              29.01        24.34        19.86        14.04
   End of Period                                                    36.34        29.01        24.34        19.86
  Accum Units o/s @ end of Period                            1,193,404.36 1,304,175.39 1,401,476.37 1,420,591.69
  ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
   (CLASS A)
  Accumulation Unit Value
   Beginning of Period                                              18.51        16.07        13.02         9.15
   End of Period                                                    24.72        18.51        16.07        13.02
  Accum Units o/s @ end of Period                            2,320,036.54 2,217,641.06 2,082,812.58 1,630,939.86

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
                           ACCUMULATION UNIT VALUES*
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
                            AS OF DECEMBER 31, 2012

                                                               2012      2011      2010        2009         2008         2007
                                                               ----      ----      ----        ----         ----         ----
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS A)
Accumulation Unit Value
  Beginning of Period                                            27.82     29.10     26.80        19.76        33.22        29.57
  End of Period                                                  31.93     27.82     29.10        26.80        19.76        33.22
Accum Units o/s @ end of Period                              1,015,986 1,316,555 1,535,847 1,755,830.00 2,041,219.93 2,639,142.37
ALLIANCEBERNSTEIN VPS MONEY MARKET PORTFOLIO (CLASS A) /(1)/
Accumulation Unit Value
  Beginning of Period                                             13.1     13.29     13.47        13.64        13.58        13.19
  End of Period                                                      -     13.10     13.29        13.47        13.64        13.58
Accum Units o/s @ end of Period                                      -   832,028   988,873    1,325,053 1,320,513.81 1,059,770.37
ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
  (CLASS A)
Accumulation Unit Value
  Beginning of Period                                            30.94     28.78     23.10        18.09        28.53        33.85
  End of Period                                                  36.97     30.94     28.78        23.10        18.09        28.53
Accum Units o/s @ end of Period                                339,446   446,063   501,990   561,469.00   701,479.01 1,019,318.74
ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS A)
Accumulation Unit Value
  Beginning of Period                                            15.91     15.44     11.44         8.18        15.24        13.55
  End of Period                                                  18.04     15.91     15.44        11.44         8.18        15.24
Accum Units o/s @ end of Period                                948,726 1,177,004 1,365,026 1,533,873.00 1,734,457.96 2,114,866.54
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS A)
Accumulation Unit Value
  Beginning of Period                                            20.26     22.43     17.92        12.72        20.03        19.97
  End of Period                                                  23.73     20.26     22.43        17.92        12.72        20.03
Accum Units o/s @ end of Period                                809,620   979,560 1,178,411 1,355,597.00 1,624,289.66 2,221,633.62
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
  (CLASS B)
Accumulation Unit Value
  Beginning of Period                                            10.30     10.85     15.39        10.20        19.69        16.67
  End of Period                                                  15.27     10.30     17.99        15.39        10.20        19.69
Accum Units o/s @ end of Period                                408,714 1,654,007 48,777.38    52,134.72    55,562.40    75,245.42
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO (CLASS B)
Accumulation Unit Value
  Beginning of Period                                            24.43     24.55     21.70        16.57        29.29        26.38
  End of Period                                                  27.56     24.43     24.55        21.70        16.57        29.29
Accum Units o/s @ end of Period                                 18,319 17,467.00 24,598.44    24,423.23    37,598.74    50,367.33
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
Accumulation Unit Value

                                                                 2006         2005         2004         2003
                                                                 ----         ----         ----         ----
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS A)
Accumulation Unit Value
  Beginning of Period                                               30.12        26.53        24.77        20.31
  End of Period                                                     29.57        30.12        26.53        24.77
Accum Units o/s @ end of Period                              3,599,113.71 4,740,081.81 5,873,691.48 7,463,057.43
ALLIANCEBERNSTEIN VPS MONEY MARKET PORTFOLIO (CLASS A) /(1)/
Accumulation Unit Value
  Beginning of Period                                               12.84        12.72        12.81        12.92
  End of Period                                                     13.19        12.84        12.72        12.81
Accum Units o/s @ end of Period                              1,342,407.05 1,442,244.54 1,818,282.96 2,737,200.03
ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
  (CLASS A)
Accumulation Unit Value
  Beginning of Period                                               25.39        23.05        17.24        12.55
  End of Period                                                     33.85        25.39        23.05        17.24
Accum Units o/s @ end of Period                              1,414,727.25 1,708,870.82 2,135,907.75 2,181,343.97
ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH PORTFOLIO (CLASS A)
Accumulation Unit Value
  Beginning of Period                                               12.41        11.96        10.59         7.21
  End of Period                                                     13.55        12.41        11.96        10.59
Accum Units o/s @ end of Period                              2,927,271.51 3,244,606.88 3,879,840.19 4,466,854.35
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
  (CLASS A)
Accumulation Unit Value
  Beginning of Period                                               17.70        16.79        14.27        10.24
  End of Period                                                     19.97        17.70        16.79        14.27
Accum Units o/s @ end of Period                              2,682,822.89 3,232,495.43 3,582,738.05 3,759,334.76
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO
  (CLASS B)
Accumulation Unit Value
  Beginning of Period                                               15.60        15.27        14.74        10.40
  End of Period                                                     16.67        15.60        15.27        14.74
Accum Units o/s @ end of Period                                 77,408.89    96,635.51   106,350.16   116,854.93
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO (CLASS B)
Accumulation Unit Value
  Beginning of Period                                               27.10        24.63        21.82        16.43
  End of Period                                                     26.38        27.10        24.63        21.82
Accum Units o/s @ end of Period                                 57,799.32    58,379.66    64,239.68    72,978.16
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
Accumulation Unit Value

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
                           ACCUMULATION UNIT VALUES*
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
                            AS OF DECEMBER 31, 2012

                                                               2012        2011       2010        2009         2008
                                                               ----        ----       ----        ----         ----
  Beginning of Period                                            37.94        36.29     32.64        27.52        47.08
  End of Period                                                  43.84        37.94     36.29        32.64        27.52
Accum Units o/s @ end of Period                              1,078,520    21,458.00 27,239.71    35,767.71    51,482.89
ALLIANCEBERNSTEIN VPS LARGE CAP
GROWTH PORTFOLIO (CLASS B)
Accumulation Unit Value
  Beginning of Period                                            26.81        28.12     25.98        19.23        32.41
  End of Period                                                  30.69        26.81     28.12        25.98        19.23
Accum Units o/s @ end of Period                                 13,643    14,963.00 18,693.97    24,982.20    34,096.62
ALLIANCEBERNSTEIN VPS MONEY MARKET PORTFOLIO (CLASS B) /(1)/
Accumulation Unit Value
  Beginning of Period                                            12.70        12.88     13.07        13.24        13.22
  End of Period                                                      -        12.70     12.88        13.07        13.24
Accum Units o/s @ end of Period                                      -    37,520.00 38,467.80    37,159.09    23,305.39
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO (CLASS B)
Accumulation Unit Value
  Beginning of Period                                            10.30        10.85      9.88         8.28        14.23
  End of Period                                                   11.7        10.30     10.85         9.88         8.28
Accum Units o/s @ end of Period                              1,263,281 1,654,007.00 2,020,651 2,373,117.00 2,802,926.54
FIDELITY VIP MONEY MARKET PORTFOLIO (INITIAL CLASS)
Accumulation Unit Value
  Beginning of Period                                                -            -         -            -            -
  End of Period                                                      -            -         -            -            -
Accum Units o/s @ end of Period                                      -            -         -            -            -
FIDELITY VIP MONEY MARKET PORTFOLIO (SERVICE CLASS 2)
Accumulation Unit Value
  Beginning of Period                                                -            -         -            -            -
  End of Period                                                      -            -         -            -            -
Accum Units o/s @ end of Period                                      -            -         -            -            -

                                                                 2007         2006         2005         2004         2003
                                                                 ----         ----         ----         ----         ----
  Beginning of Period                                               45.56        39.51        38.33        34.96        26.84
  End of Period                                                     47.08        45.56        39.51        38.33        34.96
Accum Units o/s @ end of Period                                 82,282.06   100,315.00   121.205.09   147,271.90   179,523.19
ALLIANCEBERNSTEIN VPS LARGE CAP
GROWTH PORTFOLIO (CLASS B)
Accumulation Unit Value
  Beginning of Period                                               28.95        29.56        26.11        24.46        20.11
  End of Period                                                     32.41        28.95        29.56        26.11        24.46
Accum Units o/s @ end of Period                                 44,500.28    66,178.60    82,044.86    96,496.71   115,298.50
ALLIANCEBERNSTEIN VPS MONEY MARKET PORTFOLIO (CLASS B) /(1)/
Accumulation Unit Value
  Beginning of Period                                               12.89        12.58        12.50        12.62        12.77
  End of Period                                                     13.22        12.89        12.58        12.50        12.62
Accum Units o/s @ end of Period                                 45,965.61    52,336.94    21,657.31    29,141.40    11,110.09
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO (CLASS B)
Accumulation Unit Value
  Beginning of Period                                               15.06        12.62        12.13        10.85         8.56
  End of Period                                                     14.23        15.06        12.62        12.13        10.85
Accum Units o/s @ end of Period                              4,086,127.22 4,947,042.38 5,697,257.83 6,361,376.80 6,157,155.02
FIDELITY VIP MONEY MARKET PORTFOLIO (INITIAL CLASS)
Accumulation Unit Value
  Beginning of Period                                                   -            -            -            -            -
  End of Period                                                         -            -            -            -            -
Accum Units o/s @ end of Period                                         -            -            -            -            -
FIDELITY VIP MONEY MARKET PORTFOLIO (SERVICE CLASS 2)
Accumulation Unit Value
  Beginning of Period                                                   -            -            -            -            -
  End of Period                                                         -            -            -            -            -
Accum Units o/s @ end of Period                                         -            -            -            -            -

*   Funds were first invested in the Portfolios as listed below:

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class A)               July 1, 2004
AllianceBernstein VPS Global Thematic Growth Portfolio ( Class A)                January 11, 1996
AllianceBernstein VPS Growth Portfolio (Class A)                                 September 15, 1994
AllianceBernstein VPS Growth and Income Portfolio (Class A)                      January 14, 1991
AllianceBernstein VPS Intermediate Bond Portfolio (Class A)                      September 17, 1992
AllianceBernstein VPS International Growth Portfolio (Class A)                   September 23, 1994
AllianceBernstein VPS International Value Portfolio (Class A)                    May 10, 2001
AllianceBernstein VPS Large Cap Growth Portfolio (Class A)                       June 26, 1992
AllianceBernstein VPS Money Market Portfolio (Class A)/(1)/                      December 30, 1992
AllianceBernstein VPS Real Estate Investment Portfolio (Class A)                 January 9, 1997
AllianceBernstein VPS Small Cap Growth Portfolio (Class A)                       August 5, 1996
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)                    May 2, 2001
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)                 September 22, 1999
AllianceBernstein VPS Growth Portfolio (Class B)                                 June 1, 1999
AllianceBernstein VPS Growth and Income Portfolio (Class B)                      June 1, 1999
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)                       July 14, 1999
AllianceBernstein VPS Money Market Portfolio (Class B)/(1)/                      June 16, 1999
AllianceBernstein VPS Value Portfolio (Class B)                                  May 1, 2001
Fidelity VIP Money Market Portfolio (Initial Class)                              April 30, 2012
Fidelity VIP Money Market Portfolio (Service Class 2)                            April 30, 2012

--------
(1) Effective April 30, 2012, AllianceBernstein VPS Money Market Portfolio was liquidated.

================================================================================
         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
================================================================================

Additional information concerning the operation of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Administrative Office at: Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569.

GENERAL INFORMATION
   American General Life Insurance Company
   Separate Account I
   National Union Fire Insurance Company of Pittsburgh, Pa.
SERVICES
DISTRIBUTOR
CALCULATION OF PERFORMANCE DATA
   AllianceBernstein Money Market Portfolio Investment Subaccount Yield and Effective Yield Quotations
   Yield Quotations for Other Subaccounts
   Standardized Performance Data
   Non-Standardized Performance Data
   Tax Deferred Accumulation
ANNUITY PROVISIONS
   Variable Annuity Payments
   Annuity Unit Value
   Net Investment Factor
   Additional Provisions
MATERIAL CONFLICTS
FINANCIAL STATEMENTS

Please forward a copy (without charge) of the American General Life Insurance Company AllianceBernstein Ovation Variable Annuity Statement of Additional Information to:

Please print or type and fill in all information.)


 ---------------------------------------
 Name

 ---------------------------------------
 Address

 ---------------------------------------
 City/State/Zip

 ---------------------------------------
 Date

 ---------------------------------------
 Signed

Return to:  Annuity Service Center se/2/
            200 SW 6th Avenue
            P.O. Box 758569
            Topeka, KS 66636-8569

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                   Rev. 04/2013

                                PRIVACY NOTICE

   FACTS     WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY
             AND ITS AFFILIATES DO WITH YOUR PERSONAL INFORMATION?

   WHY?      Financial companies choose how they share your personal information.
             Federal law gives consumers the right to limit some but not all sharing.
             Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

   WHAT?     The types of personal information we collect and share depend on the product or service you have with us. This information can include:
                 .    Social Security number and Medical Information
                 .    Income and Credit History
                 .    Payment History and Employment Information
             When you are NO LONGER our customer, we continue to share your information as described in this notice.

   HOW?      All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information;
             the reasons American General Life Insurance Company and its affiliates as defined below chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION               DOES AMERICAN GENERAL    CAN YOU LIMIT THIS
                                                             LIFE INSURANCE COMPANY   SHARING?
                                                             OR ITS AFFILIATES SHARE?
----------------------------------------------               ------------------------ ------------------
FOR OUR EVERYDAY BUSINESS PURPOSES - such as to
process your transactions, maintain your account(s),
respond to court orders and legal investigations, or report
to credit bureaus.                                                     Yes                   No

FOR OUR MARKETING PURPOSES - to offer our products
and services to you                                                    Yes                   No

FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES                     Yes                   No

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -
information about your transactions and experiences                    No              We don't share

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -
information about your creditworthiness                                No              We don't share

FOR NONAFFILIATES TO MARKET TO YOU                                     No              We don't share

QUESTIONS?     Call 1-800-255-8402

                                                                   Rev. 04/2013
Page 2

WHO WE ARE

WHO IS PROVIDING THIS NOTICE?   American General Life Insurance Company and its affiliates as defined below.

WHAT WE DO

HOW DOES AMERICAN GENERAL       To protect your personal information from unauthorized access
LIFE INSURANCE COMPANY AND ITS  and use, we use security measures that comply with federal law.
AFFILIATES PROTECT MY PERSONAL  These measures include computer safeguards and secured files
INFORMATION?                    and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

HOW DOES AMERICAN GENERAL       We collect your personal information, for example, when you
LIFE INSURANCE COMPANY AND ITS  .    Open an account or give us your contact information
AFFILIATES COLLECT MY PERSONAL  .    Provide account information or make a wire transfer
INFORMATION?                    .    Deposit money or close/surrender an account
                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

WHY CAN'T I LIMIT ALL SHARING?  Federal law gives you the right to limit only
                                .    sharing for affiliates' everyday business purposes -
                                     information about your creditworthiness
                                .    affiliates from using your information to market to you
                                .    sharing for nonaffiliates to market to you
                                State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

DEFINITIONS

AFFILIATES                      Companies related by common ownership or control. They can be financial and nonfinancial companies.
                                .    OUR AFFILIATES INCLUDE THE COMPANIES LISTED BELOW AND
                                     OTHER MEMBER COMPANIES OF AMERICAN INTERNATIONAL GROUP,
                                     INC.

NONAFFILIATES                   Companies not related by common ownership or control. They can be financial and nonfinancial companies.
                                .    AMERICAN GENERAL LIFE INSURANCE COMPANY DOES NOT
                                     SHARE WITH NONAFFILIATES SO THEY CAN MARKET TO YOU.

JOINT MARKETING                 A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
                                .    OUR JOINT MARKETING PARTNERS INCLUDE COMPANIES WITH
                                     WHICH WE JOINTLY OFFER INSURANCE PRODUCTS, SUCH AS A BANK.

OTHER IMPORTANT INFORMATION

THIS NOTICE IS PROVIDED BY AMERICAN GENERAL LIFE INSURANCE COMPANY AND THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569.

NEVADA RESIDENTS ONLY:
We are providing this notice pursuant to Nevada state law NRS 228.600. You may elect to be placed on our internal Do Not Call list by calling 1-800-255-8402. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington Street, Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling 1-800-255-8402 or write to us at:
Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569, or email us at customerservice@aglife.com to obtain further information concerning the provisions of this section.

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at: Annuity Service Center, P.O. Box 758569, Topeka, KS 66636-8569.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT I

                  ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY

            INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED VARIABLE
                               ANNUITY CONTRACTS

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                                P.O. BOX 758569
                           TOPEKA, KANSAS 66636-8569

                           TELEPHONE: 1-800-255-8402

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2013

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account I (the "Separate Account" or "Separate Account I") dated May 1, 2013, describing the individual and group flexible premium deferred variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION............................................................  3

   American General Life.......................................................  3
   Separate Account I..........................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa.....................  4

SERVICES.......................................................................  4

DISTRIBUTOR....................................................................  5

CALCULATION OF PERFORMANCE DATA................................................  5

   AllianceBernstein Money Market Portfolio Subaccount Investment Option Yield
     and Effective Yield Calculations..........................................  5
   Yield Quotations for Other Subaccounts......................................  6
   Standardized Performance Data...............................................  7
   Non-Standardized Performance Data...........................................  7
   Tax Deferred Accumulation...................................................  8

ANNUITY PROVISIONS.............................................................  9

   Variable Annuity Payments...................................................  9
   Annuity Unit Value.......................................................... 10
   Net Investment Factor....................................................... 10
   Additional Provisions....................................................... 11

MATERIAL CONFLICTS............................................................. 11

FINANCIAL STATEMENTS........................................................... 12

   Separate Account Financial Statements....................................... 12
   AGL Consolidated Financial Statements....................................... 12
   National Union Statutory Basis Financial Statements......................... 12
   American International Group, Inc. Financial Statements..................... 13

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

   On December 31, 2012, American General Life Insurance Company of Delaware ("AGLD"), an affiliate of AGL, merged with and into AGL. Prior to this date, the Contracts were issued by AGLD.

SEPARATE ACCOUNT I

   We hold the Fund shares in the subaccounts of Separate Account I in which any of your single premium payment is invested. Separate Account I is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2012, Separate Account I ("Separate Account") was a separate account of AGLD, created on June 5, 1986. On December 31, 2012, and in conjunction with the merger of AGL and AGLD, the Separate Account was transferred to and became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account I is divided into 80 separate subaccounts, 18 of which are available under the Contracts offered by the prospectus as variable investment options. All of these 18 subaccounts, and the remaining 62 subaccounts, are offered under other AGL contracts. We hold the Fund shares in which we invest your premium payment for an investment option in the subaccount that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account I are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Contracts. AGL is obligated to pay all amounts under the Contracts due the contract owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly-owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

   The Policies were issued by AGLD. AGLD and American General Life Companies, LLC ("AGLC") were previously parties to a services agreement. AGL and AGLC (prior to its merger) were both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address was 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011 and 2010, AGLD paid AGLC for these services $71,358,073 and $65,099,382, respectively.

   AGLC was merged into AGL at the end of 2011. AGL now provides all services previously provided by AGLC. During 2012 AGLD paid AGL for these services $73,144,378.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                                  DISTRIBUTOR

   As of the date of this SAI, the principal underwriter and distributor of the Policies for the Separate Account is American General Equity Services Corporation ("AGESC"). AGESC, an affiliate of AGL, is located at 2727-A Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGESC entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGESC will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or about May 31, 2013. Upon such date, SACS will become the distributor of the Policies for the Separate Account. SACS, also an affiliate of AGL, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.

   AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC and SACS are registered broker-dealers under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   AGESC also acts as principal underwriter for AGL's other separate account and for the separate accounts of certain AGL affiliates. AGESC and SACS are registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.
   Commissions not to exceed 7% of premiums will be paid to entities that sell the Contract. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. Commissions are paid by Separate Account I directly to selling dealers and representatives on behalf of AGESC.

                        CALCULATION OF PERFORMANCE DATA

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO SUBACCOUNT INVESTMENT OPTION YIELD AND EFFECTIVE YIELD CALCULATIONS.

We calculate the AllianceBernstein Money Market Portfolio Subaccount investment option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

    . We take the net change in the value of your single premium payment during the period.

    . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

    . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

    . We carry the current yield figure to the nearest one-hundredth of one percent.

    We do not include realized capital gains or losses and unrealized appreciation or depreciation of the option's division in the calculation. The AllianceBernstein Money Market Portfolio Subaccount investment option's historical yield for the seven day period ended December 31, 2012 was [-1.39 %].

    We determine the AllianceBernstein Money Market Portfolio Subaccount investment option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The AllianceBernstein Money Market Portfolio Subaccount investment option's historical effective yield for the seven day period ended December 31, 2012 was [-1.38%]. Yield and effective yield do not reflect the deduction of any Separate Account or Contract charges.

     The yield and effective yield calculations above do NOT reflect the Daily charge (mortality and expense risk charge) or any other charges and deductions of the Separate Account or of the Contracts. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

   Effective April 30, 2012 the AllianceBernstein Money Market Portfolio Subaccount is no longer available as an investment option.

YIELD QUOTATIONS FOR OTHER SUBACCOUNTS

Yield quotations will be based on the thirty-day period ended on the date of the most recent balance sheet of Variable Account I included in the registration statement, and are calculated by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                      Yield = 2[((a - b)/cd + 1)/6/ - 1]

Where: a = net investment income earned during the period by the portfolio attributable to shares owned by the subaccount.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period.

   Yield quotations for a subaccount reflect all recurring contract charges (except surrender charge). For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount's mean account size.

    A surrender charge may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount, with the specific percentage applicable to a particular withdrawal depending on the length of time the premium was held under the contract, and whether withdrawals had previously been made during that Contract Year.

STANDARDIZED PERFORMANCE DATA

    The total return quotations for all of the subaccounts will be average annual total return quotations for one, five, and ten year periods (or, where a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of Variable Account I and for the period from the date monies were first placed into the subaccounts until the aforesaid date. This type of performance information is referred to as standardized performance and is based on the life of the subaccount. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)/n/ = ERV
    Where:

   P=     a hypothetical initial payment of $1,000.

   T=     average annual total return.

   n=     number of years.

   ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period.

    The average annual total return quotations reflect all portfolio expenses and all contract charges except optional benefit charges and assume a total surrender at the end of the particular period. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount's mean account size.

NON-STANDARDIZED PERFORMANCE DATA

    Non-standardized performance data will be calculated in a manner similar to the average annual total return described above for the subaccounts. It is average annual total return for the underlying portfolios for one, three, five, and ten year periods (or, where a portfolio has been in existence for a period of less than one, three, five or ten years, for such lesser period). For purposes of determining non-standardized average annual total return, the actual investment performance of each portfolio is reflected from the date such portfolio commenced operations even though the contract may not have been available at that time. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)/n/ = ERV

    Where:

   P=     a hypothetical initial payment of $1,000.

   T=     average annual total return.

   n=     number of years.

   ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period.

    Non-standardized average annual total return quotations reflect all portfolio expenses and all contract charges except the contract maintenance fee and the optional benefit charges. For any charge that varies with the size of the account, the account size is assumed to be the respective subaccount's mean account size. The calculations do not assume a total surrender as of the end of the particular period and, therefore, no surrender charge is reflected.

TAX DEFERRED ACCUMULATION

    In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on Variable Account I's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

    In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation phase, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The chart shows accumulations on an initial investment or premium of a given amount, assuming hypothetical gross annual returns compounded annually, and a stated assumed rate. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity in a chart reflect the deduction of contractual expenses such as the 1.25% mortality and expense risk charge, the 0.15% administrative charge, and the $30 contract maintenance fee, but not the expenses of an underlying investment portfolio. In addition, these values assume that the owner does not surrender the contract or make any partial surrenders until the end of the period shown. The chart assumes a full surrender at the end of the period shown and the payment of taxes at the 31% rate on the amount in excess of the premium.

In developing tax-deferral charts, we will follow these general principles:

   (1) the assumed rate of earnings will be realistic;

   (2) the chart will depict accurately the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges;

   (3) comparative charts for accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender; and

   (4) a narrative accompanying the chart will disclose prominently that there may be a 10% tax penalty on a surrender by an owner who has not reached age 59 1/2.

   The rates of return illustrated are hypothetical and are not an estimate or guaranty of performance. Actual tax rates may vary for different taxpayers.

                              ANNUITY PROVISIONS

VARIABLE ANNUITY PAYMENTS

   A variable annuity is an annuity with payments which are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. At the Annuity Date, the Contract Value in each subaccount will be applied to the applicable annuity tables contained in the contract. The annuity table used will depend upon the payment option chosen. The same Contract Value amount applied to each payment option may produce a different initial annuity payment. If, as of the Annuity Date, the then current annuity rates applicable to contract will provide a larger income than that guaranteed for the same form of annuity under the contract, the larger amount will be paid.

   The first annuity payment for each subaccount is determined by multiplying the amount of the Contract Value allocated to that subaccount by the factor shown in the table for the option selected, divided by 1000. The dollar amount of subsequent annuity payments is determined as follows:

(a) The dollar amount of the first annuity payment is divided by the Annuity Unit value as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the annuity payment period, subject to any transfers.

(b) The fixed number of Annuity Units is multiplied by the Annuity Unit value for the Valuation Period fourteen days prior to the date of payment.

   The total dollar amount of each variable annuity payment is the sum of all subaccount variable annuity payments less the pro-rata amount of the administrative charge.

ANNUITY UNIT VALUE

    The value of an Annuity Unit for each subaccount was arbitrarily set initially at $10. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

    . is the net investment factor for the Valuation Period for which the Annuity Unit value is being determined; and

    .  is the assumed investment factor for such Valuation Period.

    The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed investment rate of 5%.

NET INVESTMENT FACTOR

    The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    .  (a) is equal to:

       (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

       (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

       (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

    .  (b) is equal to:

       (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

       (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

    .  (c) is equal to:

       (i) the percentage factor representing the mortality and expense risk charge, plus

       (ii)   the percentage factor representing the administrative charge.

    The net investment factor may be greater or less than the assumed investment factor. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

ADDITIONAL PROVISIONS

    We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

    If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

    We will give the payee under an annuity payment option a settlement contract for the payment option.

    You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

                              MATERIAL CONFLICTS

    We are required to track events to identify any material conflicts from using underlying Funds for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL of Delaware, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an underlying Fund changes; or

    . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect contract owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to contract owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for Separate Account I and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of. AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Separate Account I as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

   The consolidated financial statements of AGL as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

   The financial statements of National Union as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL STATEMENTS

    On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

    The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

    The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

    . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012.

    The financial statements of the life companies listed above should be considered only as bearing on the ability of AGL to meet its obligations under the contracts.

    You should only consider the statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") that we include in the Statement of Additional Information as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the National Union guarantee.

AMERICAN GENERAL
Life Companies

                                                             Separate Account I
                                                               Variable Annuity

                                                                           2012

                                                                  ANNUAL REPORT

                                                              December 31, 2012

                                        American General Life Insurance Company

[LOGO OF PRICEWATERHOUSECOOPERS]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Contract Owners of
Separate Account I of the American General Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of Separate Account I of the American General Life Insurance Company at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2012 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                 Due from (to)                                                    NET ASSETS
                                  Investment    American General                Contract owners Contract owners ATTRIBUTABLE TO
                                securities - at  Life Insurance                    - annuity    - accumulation  CONTRACT OWNER
Sub-accounts                      fair value        Company        NET ASSETS      reserves        reserves        RESERVES
------------------------------  --------------- ---------------- -------------- --------------- --------------- ---------------
AllianceBernstein Balanced
Wealth Strategy Portfolio -
Class A                         $    37,966,816    $  48,699     $   38,015,515 $       733,283 $    37,282,232 $    38,015,515
AllianceBernstein Global
Thematic Growth Portfolio -
Class A                              12,706,477      (75,319)        12,631,158          95,895      12,535,263      12,631,158
AllianceBernstein Global
Thematic Growth Portfolio -
Class B                               6,236,549          810          6,237,359          23,493       6,213,866       6,237,359
AllianceBernstein Growth and
Income Portfolio - Class A           43,410,544     (377,565)        43,032,979         372,935      42,660,044      43,032,979
AllianceBernstein Growth and
Income Portfolio - Class B           47,646,034     (196,509)        47,449,525         417,131      47,032,394      47,449,525
AllianceBernstein Growth
Portfolio - Class A                  15,576,184      (70,562)        15,505,622          94,722      15,410,900      15,505,622
AllianceBernstein Growth
Portfolio - Class B                  12,538,789       (7,585)        12,531,204          42,685      12,488,519      12,531,204
AllianceBernstein Intermediate
Bond Portfolio - Class A             66,354,688     (365,494)        65,989,194         609,520      65,379,674      65,989,194
AllianceBernstein Intermediate
Bond Portfolio - Class B                599,417            -            599,417               -         599,417         599,417
AllianceBernstein
International Growth Portfolio
- Class A                            24,985,270     (120,191)        24,865,079         151,879      24,713,200      24,865,079
AllianceBernstein
International Value Portfolio
- Class A                             9,097,391       (2,917)         9,094,474          50,106       9,044,368       9,094,474
AllianceBernstein Large Cap
Growth Portfolio - Class A           32,389,262     (341,627)        32,047,635         429,391      31,618,244      32,047,635
AllianceBernstein Large Cap
Growth Portfolio - Class B           18,578,871      (67,230)        18,511,641         280,582      18,231,059      18,511,641
AllianceBernstein Money Market
Portfolio - Class A                           -            -                  -               -               -               -
AllianceBernstein Money Market
Portfolio - Class B                           -            -                  -               -               -               -
AllianceBernstein Real Estate
Investment Portfolio - Class A       12,547,940     (161,318)        12,386,622         214,543      12,172,079      12,386,622
AllianceBernstein Small Cap
Growth Portfolio - Class A           17,109,212      (55,068)        17,054,144         120,263      16,933,881      17,054,144
AllianceBernstein Small/Mid
Cap Value Portfolio - Class A        19,206,866      (97,016)        19,109,850         250,002      18,859,848      19,109,850
AllianceBernstein Value
Portfolio - Class B                  14,818,698          (93)        14,818,605         150,366      14,668,239      14,818,605
BlackRock Basic Value V.I.
Fund - Class I                        2,436,689       (5,857)         2,430,832          20,736       2,410,096       2,430,832
BlackRock Equity Dividend V.I.
Fund - Class I                          598,280       (2,871)           595,409           4,505         590,904         595,409
BlackRock Global Allocation
V.I. Fund - Class I                   1,950,977       (5,676)         1,945,301           9,002       1,936,299       1,945,301
BlackRock Global Opportunities
V.I. Fund - Class I                     214,488            -            214,488               -         214,488         214,488
BlackRock High Income V.I.
Fund - Class I                          339,279        1,065            340,344           1,086         339,258         340,344
BlackRock International Value
V.I. Fund - Class I                     739,522       (1,321)           738,201           4,557         733,644         738,201
BlackRock Large Cap Core V.I.
Fund - Class I                        1,324,532       (4,309)         1,320,223          16,736       1,303,487       1,320,223
BlackRock Large Cap Growth
V.I. Fund - Class I                     355,546        2,098            357,644           9,246         348,398         357,644
BlackRock Money Market V.I.
Fund - Class I                           12,259            -             12,259               -          12,259          12,259
BlackRock Total Return V.I.
Fund - Class I                          112,608      (18,473)            94,135          50,823          43,312          94,135
BlackRock Value Opportunities
V.I. Fund - Class I                     860,989            -            860,989               -         860,989         860,989
Delaware VIP Cash Reserve
Series - Standard Class                       -            -                  -               -               -               -
Delaware VIP High Yield Series
- Standard Class                        175,034            -            175,034               -         175,034         175,034

Delaware VIP Limited-Term
Diversified Income Series -
Standard Class                           78,334           23             78,357               -          78,357          78,357
Delaware VIP Smid Cap Growth
Series - Standard Class                 123,770            -            123,770               -         123,770         123,770
Delaware VIP Value Series -
Standard Class                        1,456,111            -          1,456,111               -       1,456,111       1,456,111
Dreyfus Stock Index Fund, Inc.
- Initial Shares                      1,302,780       (9,907)         1,292,873          10,414       1,282,459       1,292,873
Fidelity VIP Asset Manager
Portfolio - Initial Class               845,022       (1,996)           843,026           5,896         837,130         843,026
Fidelity VIP Contrafund
Portfolio - Initial Class               680,981      (13,480)           667,501           8,282         659,219         667,501
Fidelity VIP Growth Portfolio
- Initial Class                         763,312      (19,055)           744,257           8,333         735,924         744,257
Fidelity VIP High Income
Portfolio - Initial Class               217,389            -            217,389               -         217,389         217,389
Fidelity VIP Investment Grade
Bond Portfolio - Initial Class          769,734      (12,189)           757,545          14,452         743,093         757,545
Fidelity VIP Money Market
Portfolio - Initial Class             6,550,954       14,072          6,565,026         175,690       6,389,336       6,565,026
Fidelity VIP Money Market
Portfolio - Service Class 2           7,446,899       11,731          7,458,630         307,740       7,150,890       7,458,630
Fidelity VIP Overseas
Portfolio - Initial Class                49,962            -             49,962               -          49,962          49,962
Invesco V.I. Capital
Appreciation Fund - Series I                  -            -                  -               -               -               -
Invesco Van Kampen V.I.
American Franchise Fund -
Series I                                123,952          927            124,879           5,294         119,585         124,879
Invesco V.I. International
Growth Fund - Series I                  169,244      (10,490)           158,754           2,464         156,290         158,754
Lincoln VIP Delaware
Foundation Moderate Allocation
Fund - Standard Class                   260,483            -            260,483               -         260,483         260,483
Van Eck VIP Emerging Markets
Fund - Initial Class                    189,079            -            189,079               -         189,079         189,079
Van Eck VIP Global Hard Assets
Fund - Initial Class                    125,105      (17,713)           107,392           3,280         104,112         107,392
Vanguard 500 Index Fund                   6,187           35              6,222           6,222               -           6,222
Vanguard Dividend Growth Fund           793,280       15,502            808,782         808,782               -         808,782
Vanguard GNMA Fund                       92,635          469             93,104          93,104               -          93,104
Vanguard Health Care Fund                45,243        2,787             48,030          48,030               -          48,030

                            See accompanying notes.

                                    VAI - 2

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2012


                                                   Due from (to)                                                    NET ASSETS
                                   Investment     American General                Contract owners Contract owners ATTRIBUTABLE TO
                                 securities - at   Life Insurance                    - annuity    - accumulation  CONTRACT OWNER
Sub-accounts                       fair value         Company        NET ASSETS      reserves        reserves        RESERVES
------------------------------- ----------------- ---------------- -------------- --------------- --------------- ---------------
Vanguard Inflation-Protected
Securities Fund                 $         606,028    $    9,460    $      615,488  $     615,488  $            -  $      615,488
Vanguard International Growth
Fund                                        9,583            17             9,600          9,600               -           9,600
Vanguard LifeStrategy
Conservative Growth Fund                  218,835          (669)          218,166  $     218,166               -         218,166
Vanguard LifeStrategy Growth
Fund                                      545,944        (4,187)          541,757        541,757               -         541,757
Vanguard LifeStrategy Income
Fund                                      501,010         4,233           505,243        505,243               -         505,243
Vanguard LifeStrategy Moderate
Growth Fund                               736,489        12,014           748,503        748,503               -         748,503
Vanguard Prime Money Market
Fund                                        3,171             7             3,178          3,178               -           3,178
Vanguard PRIMECAP Fund                      2,648             8             2,656          2,656               -           2,656
Vanguard Small-Cap Growth
Index Fund                                 11,751             -            11,751         11,751               -          11,751
Vanguard Small-Cap Value Index
Fund                                        6,627            16             6,643          6,643               -           6,643
Vanguard Total Bond Market
Index Fund                                135,298             -           135,298        135,298               -         135,298
Vanguard Total International
Stock Index Fund                          145,578         8,742           154,320        154,320               -         154,320
Vanguard U.S. Growth Fund                   3,622            12             3,634          3,634               -           3,634
Vanguard VIF Balanced Portfolio         6,944,442        14,084         6,958,526      6,958,526               -       6,958,526
Vanguard VIF Capital Growth
Portfolio                                 623,745         6,927           630,672        630,672               -         630,672
Vanguard VIF Diversified Value
Portfolio                                 653,588         1,865           655,453        655,453               -         655,453
Vanguard VIF Equity Income
Portfolio                               1,182,161        74,748         1,256,909      1,256,909               -       1,256,909
Vanguard VIF Equity Index
Portfolio                                 580,647        10,122           590,769        590,769               -         590,769
Vanguard VIF Growth Portfolio             203,372         4,919           208,291        208,291               -         208,291
Vanguard VIF High Yield Bond
Portfolio                               1,064,821        52,248         1,117,069      1,117,069               -       1,117,069
Vanguard VIF International
Portfolio                               2,694,792       140,758         2,835,550      2,835,550               -       2,835,550
Vanguard VIF Mid-Cap Index
Portfolio                                 910,778        69,635           980,413        980,413               -         980,413
Vanguard VIF Money Market
Portfolio                                 837,782        49,015           886,797        886,797               -         886,797
Vanguard VIF REIT Index
Portfolio                                 715,926        13,215           729,141        729,141               -         729,141
Vanguard VIF Short-Term
Investment-Grade Portfolio                278,333         9,507           287,840        287,840               -         287,840
Vanguard VIF Small Company
Growth Portfolio                          402,402         5,793           408,195        408,195               -         408,195
Vanguard VIF Total Bond Market
Index Portfolio                         1,250,479         7,074         1,257,553      1,257,553               -       1,257,553
Vanguard VIF Total Stock
Market Index Portfolio                  3,100,538       107,847         3,208,385      3,208,385               -       3,208,385
Vanguard Wellington Fund                   18,818       (16,196)            2,622          2,622               -           2,622
Vanguard Windsor Fund                       2,070            14             2,084          2,084               -           2,084

                            See accompanying notes.

                                    VAI - 3

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

                               A            B            A+B=C           D               E             F             C+D+E+F

                                      Mortality and                                              Net change in
                                       expense risk                                Capital gain    unrealized       INCREASE
                           Dividends       and            NET       Net realized   distributions  appreciation  (DECREASE) IN NET
                          from mutual administrative  INVESTMENT   gain (loss) on   from mutual  (depreciation) ASSETS RESULTING
Sub-accounts                 funds       charges     INCOME (LOSS)  investments        funds     of investments  FROM OPERATIONS
------------------------- ----------- -------------- ------------- --------------  ------------- -------------- -----------------

AllianceBernstein
Balanced Wealth Strategy
Portfolio - Class A       $  841,898  $    (586,958) $    254,940  $    2,094,310  $          -   $  2,813,496  $      5,162,746
AllianceBernstein Global
Thematic Growth
Portfolio - Class A                -       (188,745)     (188,745)        317,451             -      1,534,143         1,662,849
AllianceBernstein Global
Thematic Growth
Portfolio - Class B                -        (92,668)      (92,668)        148,588             -        735,247           791,167
AllianceBernstein Growth
and Income Portfolio -
Class A                      703,143       (651,270)       51,873       3,229,018             -      4,000,985         7,281,876
AllianceBernstein Growth
and Income Portfolio -
Class B                      652,639       (689,899)      (37,260)      3,014,218             -      4,612,586         7,589,544
AllianceBernstein Growth
Portfolio - Class A            9,530       (247,699)     (238,169)      1,206,928             -      1,304,339         2,273,098
AllianceBernstein Growth
Portfolio - Class B                -       (195,125)     (195,125)        819,052             -      1,095,613         1,719,540
AllianceBernstein
Intermediate Bond
Portfolio - Class A        3,085,940     (1,027,552)    2,058,388         230,355     2,096,311     (1,117,772)        3,267,282
AllianceBernstein
Intermediate Bond
Portfolio - Class B           25,232         (9,415)       15,817           4,575        18,308        (10,249)           28,451
AllianceBernstein
International Growth
Portfolio - Class A          425,910       (386,847)       39,063       1,161,746             -      2,313,239         3,514,048
AllianceBernstein
International Value
Portfolio - Class A          142,709       (136,683)        6,026         215,896             -        904,206         1,126,128
AllianceBernstein Large
Cap Growth Portfolio -
Class A                      100,770       (495,634)     (394,864)      2,042,179             -      3,608,841         5,256,156
AllianceBernstein Large
Cap Growth Portfolio -
Class B                        5,909       (285,615)     (279,706)      1,223,951             -      2,061,224         3,005,469
AllianceBernstein Money
Market Portfolio -
Class A                          400        (42,427)      (42,027)              -             -              -           (42,027)
AllianceBernstein Money
Market Portfolio - Class
B                                455        (46,936)      (46,481)              -             -              -           (46,481)
AllianceBernstein Real
Estate Investment
Portfolio - Class A          136,705       (184,214)      (47,509)        955,440     1,469,107         27,881         2,404,919
AllianceBernstein Small
Cap Growth Portfolio -
Class A                            -       (259,679)     (259,679)      1,231,921       644,339        896,293         2,512,874
AllianceBernstein
Small/Mid Cap Value
Portfolio - Class A          103,853       (276,597)     (172,744)        993,482       605,251      1,745,904         3,171,893
AllianceBernstein Value
Portfolio - Class B          250,493       (220,679)       29,814         849,277             -      1,248,445         2,127,536
BlackRock Basic Value
V.I. Fund - Class I           43,473        (35,115)        8,358          74,996             -        215,340           298,694
BlackRock Equity
Dividend V.I. Fund -
Class I                       13,390         (8,078)        5,312          13,994           491         30,498            50,295
BlackRock Global
Allocation V.I. Fund -
Class I                       29,526        (28,191)        1,335          15,435         5,728        136,088           158,586
BlackRock Global
Opportunities V.I. Fund
- Class I                      2,274         (2,931)         (657)          4,259             -         23,313            26,915
BlackRock High Income
V.I. Fund - Class I           22,808         (4,862)       17,946           4,256             -         23,278            45,480
BlackRock International
Value V.I. Fund - Class I     13,151        (10,314)        2,837           8,944             -         82,236            94,017
BlackRock Large Cap Core
V.I. Fund - Class I           19,282        (18,771)          511          22,863             -        117,753           141,127
BlackRock Large Cap
Growth V.I. Fund - Class
I                              5,018         (4,937)           81           5,142        25,973         13,000            44,196
BlackRock Money Market
V.I. Fund - Class I                -           (208)         (208)              -             -              -              (208)
BlackRock Total Return
V.I. Fund - Class I            5,378         (2,143)        3,235           2,045             -          4,988            10,268
BlackRock Value
Opportunities V.I. Fund
- Class I                      4,074        (12,986)       (8,912)         35,119             -         77,159           103,366
Delaware VIP Cash
Reserve Series -
Standard Class                     -              -             -               -             -              -                 -
Delaware VIP High Yield
Series - Standard Class       13,964         (2,312)       11,652          14,909             -          5,549            32,110
Delaware VIP
Limited-Term Diversified
Income Series - Standard
Class                          1,312           (979)          333              (1)          589            232             1,153
Delaware VIP Smid Cap
Growth Series - Standard
Class                            291         (1,555)       (1,264)            196         6,579          5,374            10,885
Delaware VIP Value
Series - Standard Class       33,196        (18,501)       14,695          38,905             -        130,589           184,189
Dreyfus Stock Index
Fund, Inc. - Initial
Shares                        27,686        (19,401)        8,285          34,632        69,064         70,634           182,615
Fidelity VIP Asset
Manager Portfolio -
Initial Class                 12,910        (13,406)         (496)         24,602         6,181         74,337           104,624
Fidelity VIP Contrafund
Portfolio - Initial Class      9,035        (10,004)         (969)         18,900             -         80,750            98,681
Fidelity VIP Growth
Portfolio - Initial Class      4,631        (11,427)       (6,796)         25,098             -         85,002           103,304
Fidelity VIP High Income
Portfolio - Initial Class     12,338         (3,171)        9,167           1,832             -         16,249            27,248
Fidelity VIP Investment
Grade Bond Portfolio -
Initial Class                 17,881        (11,203)        6,678              74        20,698          7,453            34,903
Fidelity VIP Money
Market Portfolio -
Initial Class                  6,115        (70,238)      (64,123)              -             -              -           (64,123)
Fidelity VIP Money
Market Portfolio -
Service Class 2                  559        (78,228)      (77,669)              -             -              -           (77,669)
Fidelity VIP Overseas
Portfolio - Initial Class        936           (653)          283             278           161          7,459             8,181
Invesco V.I. Capital
Appreciation Fund -
Series I                           -           (628)         (628)         23,613             -         (4,239)           18,746
Invesco Van Kampen V.I.
American Franchise Fund
- Series I                         -         (1,183)       (1,183)           (311)            -         (2,323)           (3,817)
Invesco V.I.
International Growth
Fund - Series I                2,599         (2,460)          139           3,756             -         18,521            22,416
Lincoln VIP Delaware
Foundation Moderate
Allocation Fund -
Standard Class                 5,981         (3,142)        2,839             300           344         20,029            23,512
Van Eck VIP Emerging
Markets Fund - Initial
Class                              -         (2,432)       (2,432)          1,425             -         43,501            42,494
Van Eck VIP Global Hard
Assets Fund - Initial
Class                            790         (1,909)       (1,119)            423        11,927         (8,230)            3,001
Vanguard 500 Index Fund          126            (45)           81              90             -            555               726

                            See accompanying notes.

                                    VAI - 4

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012


                              A            B             A+B=C           D              E             F             C+D+E+F

                                     Mortality and                                              Net change in
                                      expense risk                                Capital gain    unrealized       INCREASE
                          Dividends       and             NET       Net realized  distributions  appreciation  (DECREASE) IN NET
                         from mutual administrative   INVESTMENT   gain (loss) on  from mutual  (depreciation) ASSETS RESULTING
Sub-accounts                funds       charges      INCOME (LOSS)  investments       funds     of investments  FROM OPERATIONS
------------------------ ----------- --------------  ------------- -------------- ------------- -------------- -----------------
Vanguard Dividend
Growth Fund              $    15,612 $       (3,194)  $    12,418  $      15,867  $           -  $    22,691   $          50,976
Vanguard GNMA Fund             4,943         (1,216)        3,727            337          1,323       (1,152)              4,235
Vanguard Health Care
Fund                             857           (229)          628          1,099            682        3,009               5,418
Vanguard
Inflation-Protected
Securities Fund                8,885         (1,897)        6,988          2,620          4,036        7,277              20,921
Vanguard International
Growth Fund                      171            (67)          104            (15)             -        1,370               1,459
Vanguard LifeStrategy
Conservative Growth Fund       5,126         (1,236)        3,890         11,964          4,229       (1,550)             18,533
Vanguard LifeStrategy
Growth Fund                   12,539         (2,807)        9,732          2,692          6,079       48,850              67,353
Vanguard LifeStrategy
Income Fund                   11,017         (2,553)        8,464          1,221         17,445          468              27,598
Vanguard LifeStrategy
Moderate Growth Fund          15,749         (3,129)       12,620          3,073         12,757       34,193              62,643
Vanguard Prime Money
Market Fund                        1            (24)          (23)             -              -            -                 (23)
Vanguard PRIMECAP Fund            36            (18)           18             13             27          246                 304
Vanguard Small-Cap
Growth Index Fund                106           (253)         (147)         5,871              -       (1,584)              4,140
Vanguard Small-Cap
Value Index Fund                 162            (47)          115             47              -          794                 956
Vanguard Total Bond
Market Index Fund              2,518           (762)        1,756             39            679        1,773               4,247
Vanguard Total
International Stock
Index Fund                     4,311           (714)        3,597         (1,662)             -       16,391              18,326
Vanguard U.S. Growth
Fund                              20            (26)           (6)            56              -          418                 468
Vanguard VIF Balanced
Portfolio                    168,867        (33,518)      135,349         82,066              -      496,774             714,189
Vanguard VIF Capital
Growth Portfolio               5,877         (3,237)        2,640          6,498          8,975       64,424              82,537
Vanguard VIF
Diversified Value
Portfolio                     16,534         (3,632)       12,902         24,407              -       64,348             101,657
Vanguard VIF Equity
Income Portfolio              23,914         (4,947)       18,967         26,997              -       68,041             114,005
Vanguard VIF Equity
Index Portfolio               10,573         (3,009)        7,564          5,419         22,752       42,136              77,871
Vanguard VIF Growth
Portfolio                        906         (1,066)         (160)         3,235              -       28,767              31,842
Vanguard VIF High Yield
Bond Portfolio                47,645         (4,726)       42,919          2,238              -       69,382             114,539
Vanguard VIF
International Portfolio       46,530        (11,293)       35,237         (6,314)             -      349,102             378,025
Vanguard VIF Mid-Cap
Index Portfolio                8,719         (3,774)        4,945         12,329         22,435       63,354             103,063
Vanguard VIF Money
Market Portfolio               1,055         (3,798)       (2,743)             -              -            -              (2,743)
Vanguard VIF REIT Index
Portfolio                     11,843         (3,412)        8,431         16,045         20,586       50,652              95,714
Vanguard VIF Short-Term
Investment-Grade
Portfolio                      7,162         (1,476)        5,686           (652)             -        5,672              10,706
Vanguard VIF Small
Company Growth Portfolio         924         (2,069)       (1,145)         7,015          7,847       35,900              49,617
Vanguard VIF Total Bond
Market Index Portfolio        36,334         (7,149)       29,185          5,196         12,040          734              47,155
Vanguard VIF Total
Stock Market Index
Portfolio                     46,331        (14,925)       31,406         20,802        180,779      166,193             399,180
Vanguard Wellington Fund       1,313           (383)          930          6,835            245       (2,304)              5,706
Vanguard Windsor Fund             42            (14)           28             23              -          262                 313

                            See accompanying notes.

                                    VAI - 5

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2012

                                                             Net Asset Value   Value of Shares at    Cost of Shares
Sub-accounts                                     Shares         Per Share          Fair Value             Held        Level /(1)/
-------------------------------------------- --------------- ---------------- --------------------- ----------------- ----------
AllianceBernstein Balanced Wealth Strategy
Portfolio - Class A                                3,132,576 $          12.12 $          37,966,816 $      32,525,333     1
AllianceBernstein Global Thematic Growth
Portfolio - Class A                                  752,753            16.88            12,706,477        11,279,907     1
AllianceBernstein Global Thematic Growth
Portfolio - Class B                                  379,814            16.42             6,236,549         5,554,518     1
AllianceBernstein Growth and Income
Portfolio - Class A                                2,079,049            20.88            43,410,544        33,395,339     1
AllianceBernstein Growth and Income
Portfolio - Class B                                2,306,197            20.66            47,646,034        37,132,746     1
AllianceBernstein Growth Portfolio - Class A         670,809            23.22            15,576,184        12,516,600     1
AllianceBernstein Growth Portfolio - Class B         557,280            22.50            12,538,789        10,132,575     1
AllianceBernstein Intermediate Bond
Portfolio - Class A                                5,394,690            12.30            66,354,688        67,324,322     1
AllianceBernstein Intermediate Bond
Portfolio - Class B                                   49,254            12.17               599,417           608,878     1
AllianceBernstein International Growth
Portfolio - Class A                                1,458,568            17.13            24,985,270        20,777,517     1
AllianceBernstein International Value
Portfolio - Class A                                  701,959            12.96             9,097,391         7,903,500     1
AllianceBernstein Large Cap Growth
Portfolio - Class A                                1,039,117            31.17            32,389,262        25,762,547     1
AllianceBernstein Large Cap Growth
Portfolio - Class B                                  611,549            30.38            18,578,871        14,763,537     1
AllianceBernstein Real Estate Investment
Portfolio - Class A                                1,024,322            12.25            12,547,940        10,678,940     1
AllianceBernstein Small Cap Growth
Portfolio - Class A                                  902,385            18.96            17,109,212        13,731,588     1
AllianceBernstein Small/Mid Cap Value
Portfolio - Class A                                1,086,976            17.67            19,206,866        14,903,884     1
AllianceBernstein Value Portfolio - Class B        1,405,949            10.54            14,818,698        11,717,068     1
BlackRock Basic Value V.I. Fund - Class I            190,366            12.80             2,436,689         1,977,436     1
BlackRock Equity Dividend V.I. Fund - Class
I                                                     66,847             8.95               598,280           537,373     1
BlackRock Global Allocation V.I. Fund -
Class I                                              121,179            16.10             1,950,977         1,825,402     1
BlackRock Global Opportunities V.I. Fund -
Class I                                               15,431            13.90               214,488           178,567     1
BlackRock High Income V.I. Fund - Class I             45,602             7.44               339,279           306,523     1
BlackRock International Value V.I. Fund -
Class I                                               81,805             9.04               739,522           651,824     1
BlackRock Large Cap Core V.I. Fund - Class I          51,861            25.54             1,324,532         1,092,784     1
BlackRock Large Cap Growth V.I. Fund -
Class I                                               30,810            11.54               355,546           318,295     1
BlackRock Money Market V.I. Fund - Class I            12,259             1.00                12,259            12,259     1
BlackRock Total Return V.I. Fund - Class I             9,376            12.01               112,608           108,238     1
BlackRock Value Opportunities V.I. Fund -
Class I                                               44,404            19.39               860,989           670,991     1
Delaware VIP High Yield Series - Standard
Class                                                 28,647             6.11               175,034           155,595     1
Delaware VIP Limited-Term Diversified
Income Series - Standard Class                         7,741            10.12                78,334            78,635     1
Delaware VIP Smid Cap Growth Series -
Standard Class                                         5,079            24.37               123,770           110,799     1
Delaware VIP Value Series - Standard Class            73,245            19.88             1,456,111         1,134,923     1
Dreyfus Stock Index Fund, Inc. - Initial
Shares                                                40,891            31.86             1,302,780         1,109,811     1
Fidelity VIP Asset Manager Portfolio -
Initial Class                                         55,703            15.17               845,022           768,970     1
Fidelity VIP Contrafund Portfolio - Initial
Class                                                 25,756            26.44               680,981           557,132     1
Fidelity VIP Growth Portfolio - Initial
Class                                                 18,152            42.05               763,312           631,107     1
Fidelity VIP High Income Portfolio -
Initial Class                                         37,416             5.81               217,389           208,061     1
Fidelity VIP Investment Grade Bond
Portfolio - Initial Class                             58,938            13.06               769,734           787,581     1
Fidelity VIP Money Market Portfolio -
Initial Class                                      6,550,954             1.00             6,550,954         6,550,954     1
Fidelity VIP Money Market Portfolio -
Service Class 2                                    7,446,899             1.00             7,446,899         7,446,899     1
Fidelity VIP Overseas Portfolio - Initial
Class                                                  3,105            16.09                49,962            42,179     1
Invesco Van Kampen V.I. American Franchise
Fund - Series I                                        3,417            36.28               123,952           126,275     1
Invesco V.I. International Growth Fund -
Series I                                               5,636            30.03               169,244           138,309     1
Lincoln VIP Delaware Foundation Moderate
Allocation Fund - Standard Class                      17,993            14.48               260,483           231,990     1
Van Eck VIP Emerging Markets Fund - Initial
Class                                                 14,006            13.50               189,079           146,781     1
Van Eck VIP Global Hard Assets Fund -
Initial Class                                          4,295            29.13               125,105           126,106     1
Vanguard 500 Index Fund                                   47           131.37                 6,187             5,392     1
Vanguard Dividend Growth Fund                         47,673            16.64               793,280           730,721     1
Vanguard GNMA Fund                                     8,491            10.91                92,635            93,897     1
Vanguard Health Care Fund                                316           143.27                45,243            40,433     1
Vanguard Inflation-Protected Securities Fund          41,709            14.53               606,028           579,003     1
Vanguard International Growth Fund                       497            19.27                 9,583             9,156     1
Vanguard LifeStrategy Conservative Growth
Fund                                                  12,895            16.97               218,835           222,506     1

                            See accompanying notes.

                                    VAI - 6

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2012


                                                                 Net Asset Value  Value of Shares at  Cost of Shares
Sub-accounts                                         Shares         Per Share         Fair Value           Held       Level /(1)/
-----------------------------------------------  --------------- ---------------- ------------------ ---------------- ----------
Vanguard LifeStrategy Growth Fund                         23,431 $          23.30 $          545,944 $        506,133     1
Vanguard LifeStrategy Income Fund                         35,258            14.21            501,010          500,370     1
Vanguard LifeStrategy Moderate Growth Fund                35,839            20.55            736,489          705,281     1
Vanguard Prime Money Market Fund                           3,171             1.00              3,171            3,171     1
Vanguard PRIMECAP Fund                                        38            69.49              2,648            2,458     1
Vanguard Small-Cap Growth Index Fund                         469            25.03             11,751           11,479     1
Vanguard Small-Cap Value Index Fund                          381            17.40              6,627            5,923     1
Vanguard Total Bond Market Index Fund                     12,200            11.09            135,298          133,524     1
Vanguard Total International Stock Index Fund              9,718            14.98            145,578          143,578     1
Vanguard U.S. Growth Fund                                    170            21.26              3,622            3,117     1
Vanguard VIF Balanced Portfolio                          335,480            20.70          6,944,442        6,166,116     1
Vanguard VIF Capital Growth Portfolio                     35,280            17.68            623,745          555,039     1
Vanguard VIF Diversified Value Portfolio                  45,673            14.31            653,588          550,609     1
Vanguard VIF Equity Income Portfolio                      67,054            17.63          1,182,161        1,037,340     1
Vanguard VIF Equity Index Portfolio                       23,291            24.93            580,647          529,363     1
Vanguard VIF Growth Portfolio                             13,275            15.32            203,372          170,733     1
Vanguard VIF High Yield Bond Portfolio                   127,830             8.33          1,064,821          982,355     1
Vanguard VIF International Portfolio                     146,855            18.35          2,694,792        2,532,818     1
Vanguard VIF Mid-Cap Index Portfolio                      56,465            16.13            910,778          848,761     1
Vanguard VIF Money Market Portfolio                      837,782             1.00            837,782          837,782     1
Vanguard VIF REIT Index Portfolio                         59,070            12.12            715,926          611,319     1
Vanguard VIF Short-Term Investment-Grade
Portfolio                                                 25,559            10.89            278,333          276,908     1
Vanguard VIF Small Company Growth Portfolio               20,040            20.08            402,402          345,494     1
Vanguard VIF Total Bond Market Index Portfolio           100,359            12.46          1,250,479        1,216,762     1
Vanguard VIF Total Stock Market Index Portfolio          122,454            25.32          3,100,538        2,908,512     1
Vanguard Wellington Fund                                     556            33.84             18,818           18,571     1
Vanguard Windsor Fund                                        137            15.10              2,070            1,797     1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                    VAI - 7

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Sub-accounts
                                                 -------------------------------------------------------------------------------
                                                 AllianceBernstein   AllianceBernstein    AllianceBernstein   AllianceBernstein
                                                  Balanced Wealth     Global Thematic      Global Thematic        Growth and
                                                 Strategy Portfolio  Growth Portfolio -   Growth Portfolio -  Income Portfolio -
                                                     - Class A            Class A              Class B             Class A

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                   $         254,940   $        (188,745)  $          (92,668)  $          51,873
   Net realized gain (loss) on investments                2,094,310             317,451              148,588           3,229,018
   Capital gain distributions from mutual funds                   -                   -                    -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                        2,813,496           1,534,143              735,247           4,000,985
                                                 ------------------  ------------------  -------------------  ------------------
Increase (decrease) in net assets resulting
  from operations                                         5,162,746           1,662,849              791,167           7,281,876
                                                 ------------------  ------------------  -------------------  ------------------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                             4,424              13,390               12,039               5,206
   Administrative charges                                  (113,909)            (28,489)             (22,713)            (83,905)
   Net transfers from (to) other Sub- accounts
     or fixed rate option                                (2,662,244)           (524,893)            (289,059)         (1,917,028)
   Mortality reserve transfers                               48,699             (75,319)                 810            (377,565)
   Contract withdrawals                                 (13,519,530)         (2,444,018)          (1,186,634)        (11,527,663)
   Surrender charges                                              -                   -                    -                   -
   Death benefits                                        (1,716,899)           (598,619)            (162,814)         (2,506,177)
   Annuity payments                                         (85,658)            (15,919)              (2,188)            (63,321)
                                                 ------------------  ------------------  -------------------  ------------------
Increase (decrease) in net assets resulting
  from principal transactions                           (18,045,117)         (3,673,867)          (1,650,559)        (16,470,453)
                                                 ------------------  ------------------  -------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (12,882,371)         (2,011,018)            (859,392)         (9,188,577)

NET ASSETS:
   Beginning of year                                     50,897,886          14,642,176            7,096,751          52,221,556
                                                 ------------------  ------------------  -------------------  ------------------
   End of year                                    $      38,015,515   $      12,631,158   $        6,237,359   $      43,032,979
                                                 ==================  ==================  ===================  ==================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                   $         676,042   $        (157,870)  $          (99,163)  $         (25,797)
   Net realized gain (loss) on investments               (3,554,644)         (3,534,758)          (1,714,695)           (539,833)
   Capital gain distributions from mutual funds                   -                   -                    -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                          435,029          (1,274,013)            (617,780)          3,249,078
                                                 ------------------  ------------------  -------------------  ------------------
Increase (decrease) in net assets resulting
  from operations                                        (2,443,573)         (4,966,641)          (2,431,638)          2,683,448
                                                 ------------------  ------------------  -------------------  ------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                           521,991              13,040                6,806              11,448
   Administrative charges                                  (139,875)            (37,710)             (31,246)            (94,360)
   Net transfers from (to) other Sub- accounts
     or fixed rate option                                  (714,671)           (877,093)            (371,261)         (2,160,546)
   Mortality reserve transfers                              (19,972)            (10,126)              13,781              32,296
   Contract withdrawals                                  (6,617,014)         (1,697,925)            (788,903)         (5,552,153)
   Surrender charges                                         (4,215)                (27)                 (17)                  -
   Death benefits                                        (2,964,538)           (453,623)            (168,170)         (1,864,337)
   Annuity payments                                         (34,064)             (7,726)              (2,177)            (28,472)
                                                 ------------------  ------------------  -------------------  ------------------
Increase (decrease) in net assets resulting
  from principal transactions                            (9,972,358)         (3,071,190)          (1,341,187)         (9,656,124)
                                                 ------------------  ------------------  -------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (12,415,931)         (8,037,831)          (3,772,825)         (6,972,676)

NET ASSETS:
   Beginning of year                                     63,313,817          22,680,007           10,869,576          59,194,232
                                                 ------------------  ------------------  -------------------  ------------------
   End of year                                    $      50,897,886   $      14,642,176   $        7,096,751   $      52,221,556
                                                 ==================  ==================  ===================  ==================

                            See accompanying notes.

                                    VAI - 8

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                 Sub-accounts
                                               --------------------------------------------------------------------------------
                                               AllianceBernstein   AllianceBernstein   AllianceBernstein     AllianceBernstein
                                                   Growth and      Growth Portfolio -  Growth Portfolio -    Intermediate Bond
                                               Income Portfolio -       Class A             Class B         Portfolio - Class A
                                                    Class B

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                 $         (37,260)  $        (238,169)  $        (195,125)  $         2,058,388
   Net realized gain (loss) on investments              3,014,218           1,206,928             819,052               230,355
   Capital gain distributions from mutual
     funds                                                      -                   -                   -             2,096,311
   Net change in unrealized appreciation
     (depreciation) of investments                      4,612,586           1,304,339           1,095,613            (1,117,772)
                                               ------------------  ------------------  ------------------  --------------------
Increase (decrease) in net assets resulting
  from operations                                       7,589,544           2,273,098           1,719,540             3,267,282
                                               ------------------  ------------------  ------------------  --------------------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                           9,186              (1,010)                636                 6,397
   Administrative charges                                (156,778)            (30,452)            (44,930)             (184,915)
   Net transfers from (to) other Sub-accounts
     or fixed rate option                               1,261,220          (1,013,965)           (731,403)           (2,278,831)
   Mortality reserve transfers                           (196,509)            (70,562)             (7,586)             (365,493)
   Contract withdrawals                               (10,202,379)         (4,578,218)         (2,967,843)          (19,368,453)
   Surrender charges                                            -                   -                   -                     -
   Death benefits                                      (2,226,501)         (1,367,788)           (614,244)           (3,774,551)
   Annuity payments                                       (46,126)            (11,602)             (6,676)              (99,123)
                                               ------------------  ------------------  ------------------  --------------------
Increase (decrease) in net assets resulting
  from principal transactions                         (11,557,887)         (7,073,597)         (4,372,046)          (26,064,969)
                                               ------------------  ------------------  ------------------  --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (3,968,343)         (4,800,499)         (2,652,506)          (22,797,687)

NET ASSETS:
   Beginning of year                                   51,417,868          20,306,121          15,183,710            88,786,881
                                               ------------------  ------------------  ------------------  --------------------
   End of year                                  $      47,449,525   $      15,505,622   $      12,531,204   $        65,989,194
                                               ==================  ==================  ==================  ====================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                 $        (167,072)  $        (325,630)  $        (234,773)  $         3,143,427
   Net realized gain (loss) on investments               (274,979)           (298,034)           (353,254)              335,015
   Capital gain distributions from mutual
     funds                                                      -                   -                   -               340,567
   Net change in unrealized appreciation
     (depreciation) of investments                      3,099,456             670,516             550,333               908,627
                                               ------------------  ------------------  ------------------  --------------------
Increase (decrease) in net assets resulting
  from operations                                       2,657,405              46,852             (37,694)            4,727,636
                                               ------------------  ------------------  ------------------  --------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                          51,025               4,098               2,916                46,149
   Administrative charges                                (163,938)            (36,511)            (50,369)             (213,525)
   Net transfers from (to) other Sub-accounts
     or fixed rate option                              (2,952,879)         (1,339,480)           (132,977)           (2,469,032)
   Mortality reserve transfers                            130,301              (4,755)                 11               155,145
   Contract withdrawals                                (4,663,244)         (2,518,835)         (1,357,351)          (11,229,783)
   Surrender charges                                         (841)                (15)               (253)               (2,543)
   Death benefits                                      (2,458,774)           (865,165)           (607,660)           (2,806,153)
   Annuity payments                                       (27,460)            (14,130)               (504)              (52,906)
                                               ------------------  ------------------  ------------------  --------------------
Increase (decrease) in net assets resulting
  from principal transactions                         (10,085,810)         (4,774,793)         (2,146,187)          (16,572,648)
                                               ------------------  ------------------  ------------------  --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (7,428,405)         (4,727,941)         (2,183,881)          (11,845,012)

NET ASSETS:
   Beginning of year                                   58,846,273          25,034,062          17,367,591           100,631,893
                                               ------------------  ------------------  ------------------  --------------------
   End of year                                  $      51,417,868   $      20,306,121   $      15,183,710   $        88,786,881
                                               ==================  ==================  ==================  ====================

                            See accompanying notes.

                                    VAI - 9

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                        Sub-accounts
                                    ------------------------------------------------------------------------------------
                                      AllianceBernstein   AllianceBernstein     AllianceBernstein     AllianceBernstein
                                      Intermediate Bond     International         International       Large Cap Growth
                                     Portfolio - Class B  Growth Portfolio -    Value Portfolio -    Portfolio - Class A
                                                               Class A               Class A

FOR THE YEAR ENDED DECEMBER 31,
  2012

OPERATIONS:
   Net investment income (loss)      $            15,817   $          39,063   $             6,026   $          (394,864)
   Net realized gain (loss) on
     investments                                   4,575           1,161,746               215,896             2,042,179
   Capital gain distributions from
     mutual funds                                 18,308                   -                     -                     -
   Net change in unrealized
     appreciation (depreciation)
     of investments                              (10,249)          2,313,239               904,206             3,608,841
                                    --------------------  ------------------  --------------------  --------------------
Increase (decrease) in net assets
  resulting from operations                       28,451           3,514,048             1,126,128             5,256,156
                                    --------------------  ------------------  --------------------  --------------------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                      -                 388                 1,970                 4,912
   Administrative charges                         (1,720)            (71,450)              (29,553)              (67,149)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                      (14,857)         (3,791,202)           (1,402,141)           (1,087,538)
   Mortality reserve transfers                         -            (120,191)               (2,917)             (341,627)
   Contract withdrawals                         (390,721)         (5,331,754)           (1,546,634)           (8,200,599)
   Surrender charges                                   -                   -                     -                     -
   Death benefits                                      -          (1,088,024)             (381,007)           (1,619,884)
   Annuity payments                                    -             (31,534)               (3,618)              (88,163)
                                    --------------------  ------------------  --------------------  --------------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                  (407,298)        (10,433,767)           (3,363,900)          (11,400,048)
                                    --------------------  ------------------  --------------------  --------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                        (378,847)         (6,919,719)           (2,237,772)           (6,143,892)

NET ASSETS:
   Beginning of year                             978,264          31,784,798            11,332,246            38,191,527
                                    --------------------  ------------------  --------------------  --------------------
   End of year                       $           599,417   $      24,865,079   $         9,094,474   $        32,047,635
                                    ====================  ==================  ====================  ====================

FOR THE YEAR ENDED DECEMBER 31,
  2011

OPERATIONS:
   Net investment income (loss)      $            32,666   $         638,163   $           365,693   $          (465,117)
   Net realized gain (loss) on
     investments                                   4,644          (6,679,111)           (3,178,138)           (2,114,744)
   Capital gain distributions from
     mutual funds                                  3,850                   -                     -                     -
   Net change in unrealized
     appreciation (depreciation)
     of investments                                9,266            (881,621)             (380,865)              803,569
                                    --------------------  ------------------  --------------------  --------------------
Increase (decrease) in net assets
  resulting from operations                       50,426          (6,922,569)           (3,193,310)           (1,776,292)
                                    --------------------  ------------------  --------------------  --------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                      -               3,841                 1,305                 8,840
   Administrative charges                         (2,079)            (98,279)              (43,951)              (79,104)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                       (2,931)         (2,315,842)             (640,518)           (1,623,301)
   Mortality reserve transfers                         -              61,334                  (388)                1,471
   Contract withdrawals                         (106,509)         (2,760,906)           (1,655,032)           (3,528,512)
   Surrender charges                                   -                (490)               (3,070)                 (205)
   Death benefits                                      -          (1,187,646)             (418,891)           (1,270,548)
   Annuity payments                                    -             (16,998)               (3,271)              (28,810)
                                    --------------------  ------------------  --------------------  --------------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                  (111,519)         (6,314,986)           (2,763,816)           (6,520,169)
                                    --------------------  ------------------  --------------------  --------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                         (61,093)        (13,237,555)           (5,957,126)           (8,296,461)

NET ASSETS:
   Beginning of year                           1,039,357          45,022,353            17,289,372            46,487,988
                                    --------------------  ------------------  --------------------  --------------------
   End of year                       $           978,264   $      31,784,798   $        11,332,246   $        38,191,527
                                    ====================  ==================  ====================  ====================

                            See accompanying notes.

                                   VAI - 10

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                 Sub-accounts
                                               --------------------------------------------------------------------------------
                                                 AllianceBernstein    AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                 Large Cap Growth       Money Market        Money Market         Real Estate
                                                Portfolio - Class B  Portfolio - Class A Portfolio - Class B     Investment
                                                                                                             Portfolio - Class A

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                 $          (279,706)  $         (42,027)  $         (46,481)  $         (47,509)
   Net realized gain (loss) on investments                1,223,951                   -                   -             955,440
   Capital gain distributions from mutual
     funds                                                        -                   -                   -           1,469,107
   Net change in unrealized appreciation
     (depreciation) of investments                        2,061,224                   -                   -              27,881
                                               --------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting
  from operations                                         3,005,469             (42,027)            (46,481)          2,404,919
                                               --------------------  ------------------  ------------------  ------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                             1,483                   1              (2,012)              5,720
   Administrative charges                                   (68,545)             (4,172)             (9,856)            (36,952)
   Net transfers from (to) other Sub-accounts
     or fixed rate option                                (1,114,827)         (6,873,298)         (9,960,631)           (482,936)
   Mortality reserve transfers                              (67,230)                  -                   -            (161,318)
   Contract withdrawals                                  (4,711,492)         (4,291,806)         (1,519,826)         (2,727,372)
   Surrender charges                                              -                   -                   -                   -
   Death benefits                                          (838,298)           (101,070)            (83,873)           (885,019)
   Annuity payments                                         (27,948)             (5,120)             (4,266)            (50,248)
                                               --------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting
  from principal transactions                            (6,826,857)        (11,275,465)        (11,580,464)         (4,338,125)
                                               --------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (3,821,388)        (11,317,492)        (11,626,945)         (1,933,206)

NET ASSETS:
   Beginning of year                                     22,333,029          11,317,492          11,626,945          14,319,828
                                               --------------------  ------------------  ------------------  ------------------
   End of year                                  $        18,511,641   $               -   $               -   $      12,386,622
                                               ====================  ==================  ==================  ==================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                 $          (333,871)  $        (180,271)  $        (186,217)  $          14,709
   Net realized gain (loss) on investments               (1,119,563)               (136)                  -          (1,973,897)
   Capital gain distributions from mutual
     funds                                                        -                   -                   -           1,679,535
   Net change in unrealized appreciation
     (depreciation) of investments                          399,754                 136                   -           1,359,341
                                               --------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting
  from operations                                        (1,053,680)           (180,271)           (186,217)          1,079,688
                                               --------------------  ------------------  ------------------  ------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                             3,406                   -             136,330              14,950
   Administrative charges                                   (80,101)            (16,696)            (37,538)            (38,614)
   Net transfers from (to) other Sub-accounts
     or fixed rate option                                (1,209,475)          3,571,166           2,037,477            (273,502)
   Mortality reserve transfers                              143,513             114,051             125,625              99,220
   Contract withdrawals                                  (2,288,212)         (4,786,063)         (4,545,908)         (1,207,450)
   Surrender charges                                           (945)               (216)             (2,150)                  -
   Death benefits                                          (865,320)           (880,226)           (720,369)           (228,417)
   Annuity payments                                         (56,766)            (14,357)            (16,652)            (34,297)
                                               --------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets resulting
  from principal transactions                            (4,353,900)         (2,012,341)         (3,023,185)         (1,668,110)
                                               --------------------  ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (5,407,580)         (2,192,612)         (3,209,402)           (588,422)

NET ASSETS:
   Beginning of year                                     27,740,609          13,510,104          14,836,347          14,908,250
                                               --------------------  ------------------  ------------------  ------------------
   End of year                                  $        22,333,029   $      11,317,492   $      11,626,945   $      14,319,828
                                               ====================  ==================  ==================  ==================

                            See accompanying notes.

                                   VAI - 11

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                Sub-accounts
                                              -------------------------------------------------------------------------------
                                               AllianceBernstein    AllianceBernstein   AllianceBernstein    BlackRock Basic
                                               Small Cap Growth       Small/Mid Cap     Value Portfolio -   Value V.I. Fund -
                                              Portfolio - Class A   Value Portfolio -        Class B             Class I
                                                                         Class A

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                $         (259,679)  $        (172,744)  $           29,814   $          8,358
   Net realized gain (loss) on investments              1,231,921             993,482              849,277             74,996
   Capital gain distributions from mutual
     funds                                                644,339             605,251                    -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                        896,293           1,745,904            1,248,445            215,340
                                              -------------------  ------------------  -------------------  -----------------
Increase (decrease) in net assets resulting
  from operations                                       2,512,874           3,171,893            2,127,536            298,694
                                              -------------------  ------------------  -------------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                           9,581               2,933                3,026                  -
   Administrative charges                                 (49,354)            (54,530)             (47,623)            (6,283)
   Net transfers from (to) other Sub-
     accounts or fixed rate option                       (805,042)           (588,467)          (1,042,756)           (37,274)
   Mortality reserve transfers                            (55,068)            (97,016)                 (93)            (5,856)
   Contract withdrawals                                (3,588,233)         (3,197,984)          (2,888,038)          (356,079)
   Surrender charges                                            -                   -                    -                  -
   Death benefits                                        (514,241)           (616,582)            (697,951)           (17,802)
   Annuity payments                                       (20,982)            (38,295)             (18,326)            (2,370)
                                              -------------------  ------------------  -------------------  -----------------
Increase (decrease) in net assets resulting
  from principal transactions                          (5,023,339)         (4,589,941)          (4,691,761)          (425,664)
                                              -------------------  ------------------  -------------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (2,510,465)         (1,418,048)          (2,564,225)          (126,970)

NET ASSETS:
   Beginning of year                                   19,564,609          20,527,898           17,382,830          2,557,802
                                              -------------------  ------------------  -------------------  -----------------
   End of year                                 $       17,054,144   $      19,109,850   $       14,818,605   $      2,430,832
                                              ===================  ==================  ===================  =================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                $         (302,769)  $        (220,796)  $          (35,414)  $          8,058
   Net realized gain (loss) on investments               (144,763)         (2,917,781)          (1,455,090)          (177,492)
   Capital gain distributions from mutual
     funds                                                      -                   -                    -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                      1,124,341             639,273              463,419             68,880
                                              -------------------  ------------------  -------------------  -----------------
Increase (decrease) in net assets resulting
  from operations                                         676,809          (2,499,304)          (1,027,085)          (100,554)
                                              -------------------  ------------------  -------------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                          15,906              19,229                1,513                  -
   Administrative charges                                 (54,333)            (66,544)             (59,263)            (6,927)
   Net transfers from (to) other Sub-
     accounts or fixed rate option                       (400,027)           (959,704)          (1,082,542)          (115,722)
   Mortality reserve transfers                             48,573              60,295              (41,201)               368
   Contract withdrawals                                (2,052,908)         (2,408,839)          (1,883,231)          (149,984)
   Surrender charges                                         (750)             (3,180)              (3,972)                 -
   Death benefits                                        (707,924)           (914,768)            (947,421)          (199,471)
   Annuity payments                                       (17,260)            (58,895)             (47,893)              (606)
                                              -------------------  ------------------  -------------------  -----------------
Increase (decrease) in net assets resulting
  from principal transactions                          (3,168,723)         (4,332,406)          (4,064,010)          (472,342)
                                              -------------------  ------------------  -------------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (2,491,914)         (6,831,710)          (5,091,095)          (572,896)

NET ASSETS:
   Beginning of year                                   22,056,523          27,359,608           22,473,925          3,130,698
                                              -------------------  ------------------  -------------------  -----------------
   End of year                                 $       19,564,609   $      20,527,898   $       17,382,830   $      2,557,802
                                              ===================  ==================  ===================  =================

                            See accompanying notes.

                                   VAI - 12

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Sub-accounts
                                                  -----------------------------------------------------------------------------
                                                    BlackRock Equity     BlackRock Global    BlackRock Global   BlackRock High
                                                  Dividend V.I. Fund -   Allocation V.I.    Opportunities V.I. Income V.I. Fund
                                                        Class I           Fund -Class I       Fund -Class I       - Class I

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                    $             5,312   $           1,335   $           (657)  $        17,946
   Net realized gain (loss) on investments                      13,994              15,435              4,259             4,256
   Capital gain distributions from mutual funds                    491               5,728                  -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                              30,498             136,088             23,313            23,278
                                                  --------------------  ------------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  operations                                                    50,295             158,586             26,915            45,480
                                                  --------------------  ------------------  -----------------  ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                 (224)               (443)                 -               (44)
   Administrative charges                                       (1,482)             (4,825)              (514)             (714)
   Net transfers from (to) other Sub- accounts
     or fixed rate option                                      278,429             169,719             (1,213)            5,927
   Mortality reserve transfers                                  (2,871)             (5,676)                 -              (455)
   Contract withdrawals                                        (45,833)           (142,937)           (27,864)          (32,311)
   Surrender charges                                                 -                   -                  -                 -
   Death benefits                                              (23,626)            (99,890)                 -           (22,798)
   Annuity payments                                             (2,041)             (4,046)                 -              (405)
                                                  --------------------  ------------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                       202,352             (88,098)           (29,591)          (50,800)
                                                  --------------------  ------------------  -----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        252,647              70,488             (2,676)           (5,320)

NET ASSETS:
   Beginning of year                                           342,762           1,874,813            217,164           345,664
                                                  --------------------  ------------------  -----------------  ----------------
   End of year                                     $           595,409   $       1,945,301   $        214,488   $       340,344
                                                  ====================  ==================  =================  ================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                    $             2,321   $          18,841   $           (671)  $        22,459
   Net realized gain (loss) on investments                     (46,786)            (97,710)           (33,875)          (19,199)
   Capital gain distributions from mutual funds                  2,035              42,292                  -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                              58,550             (52,005)               (21)            5,112
                                                  --------------------  ------------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  operations                                                    16,120             (88,582)           (34,567)            8,372
                                                  --------------------  ------------------  -----------------  ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    -                   -                  -                 -
   Administrative charges                                         (723)             (4,134)              (556)             (715)
   Net transfers from (to) other Sub- accounts
     or fixed rate option                                       13,715             319,695                 (1)           11,385
   Mortality reserve transfers                                       -                   -                  -                 -
   Contract withdrawals                                        (44,194)            (42,645)            (8,752)          (21,642)
   Surrender charges                                                 -                   -                  -                 -
   Death benefits                                               (5,823)            (10,031)            (4,520)                -
   Annuity payments                                                  -                   -                  -                 -
                                                  --------------------  ------------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                       (37,025)            262,885            (13,829)          (10,972)
                                                  --------------------  ------------------  -----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (20,905)            174,303            (48,396)           (2,600)

NET ASSETS:
   Beginning of year                                           363,667           1,700,510            265,560           348,264
                                                  --------------------  ------------------  -----------------  ----------------
   End of year                                     $           342,762   $       1,874,813   $        217,164   $       345,664
                                                  ====================  ==================  =================  ================

                            See accompanying notes.

                                   VAI - 13

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                       Sub-accounts
                                                         -----------------------------------------------------------------------
                                                             BlackRock       BlackRock Large    BlackRock Large     BlackRock
                                                           International      Cap Core V.I.     Cap Growth V.I.    Money Market
                                                         Value V.I. Fund -    Fund -Class I      Fund -Class I     V.I. Fund -
                                                              Class I                                                Class I

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                           $          2,837   $            511   $             81   $        (208)
   Net realized gain (loss) on investments                           8,944             22,863              5,142               -
   Capital gain distributions from mutual funds                          -                  -             25,973               -
   Net change in unrealized appreciation (depreciation)
     of investments                                                 82,236            117,753             13,000               -
                                                         -----------------  -----------------  -----------------  --------------
Increase (decrease) in net assets resulting from
  operations                                                        94,017            141,127             44,196            (208)
                                                         -----------------  -----------------  -----------------  --------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     (177)                 -               (224)              -
   Administrative charges                                           (2,032)            (3,368)              (949)            (47)
   Net transfers from (to) other Sub- accounts or fixed
     rate option                                                    14,130             (9,172)            18,389          63,969
   Mortality reserve transfers                                      (1,320)            (4,309)             2,097               -
   Contract withdrawals                                            (83,978)           (98,378)           (28,696)        (75,212)
   Surrender charges                                                     -                  -                  -               -
   Death benefits                                                  (27,184)           (16,699)                 -               -
   Annuity payments                                                 (1,614)            (1,976)            (2,048)              -
                                                         -----------------  -----------------  -----------------  --------------
Increase (decrease) in net assets resulting from
  principal transactions                                          (102,175)          (133,902)           (11,431)        (11,290)
                                                         -----------------  -----------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (8,158)             7,225             32,765         (11,498)

NET ASSETS:
   Beginning of year                                               746,359          1,312,998            324,879          23,757
                                                         -----------------  -----------------  -----------------  --------------
   End of year                                            $        738,201   $      1,320,223   $        357,644   $      12,259
                                                         =================  =================  =================  ==============

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                           $          9,295   $         (3,637)  $         (2,304)  $        (501)
   Net realized gain (loss) on investments                         (90,746)           (30,622)             5,642               -
   Capital gain distributions from mutual funds                          -                  -                764               1
   Net change in unrealized appreciation (depreciation)
     of investments                                                (48,157)            52,130              6,217               -
                                                         -----------------  -----------------  -----------------  --------------
Increase (decrease) in net assets resulting from
  operations                                                      (129,608)            17,871             10,319            (500)
                                                         -----------------  -----------------  -----------------  --------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                        -                  -                  -               -
   Administrative charges                                           (2,428)            (3,411)              (935)            (72)
   Net transfers from (to) other Sub- accounts or fixed
     rate option                                                   (42,861)            (8,660)           (47,971)         (3,698)
   Mortality reserve transfers                                           -                (36)                 -               -
   Contract withdrawals                                            (72,796)           (36,608)           (50,682)           (897)
   Surrender charges                                                     -                  -                  -               -
   Death benefits                                                  (17,633)           (28,657)            (4,702)        (23,929)
   Annuity payments                                                      -               (556)                 -               -
                                                         -----------------  -----------------  -----------------  --------------
Increase (decrease) in net assets resulting from
  principal transactions                                          (135,718)           (77,928)          (104,290)        (28,596)
                                                         -----------------  -----------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (265,326)           (60,057)           (93,971)        (29,096)

NET ASSETS:
   Beginning of year                                             1,011,685          1,373,055            418,850          52,853
                                                         -----------------  -----------------  -----------------  --------------
   End of year                                            $        746,359   $      1,312,998   $        324,879   $      23,757
                                                         =================  =================  =================  ==============

                            See accompanying notes.

                                   VAI - 14

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                     Sub-accounts
                                                      --------------------------------------------------------------------------
                                                       BlackRock Total     BlackRock Value       Delaware VIP       Delaware VIP
                                                      Return V.I. Fund -  Opportunities V.I.     Cash Reserve        High Yield
                                                           Class I          Fund - Class I     Series - Standard      Series -
                                                                                                     Class         Standard Class

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                        $          3,235   $           (8,912)  $             -      $     11,652
   Net realized gain (loss) on investments                        2,045               35,119                 -            14,909
   Capital gain distributions from mutual funds                       -                    -                 -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                                4,988               77,159                 -             5,549
                                                      -----------------  -------------------  ----------------     -------------
Increase (decrease) in net assets resulting from
  operations                                                     10,268              103,366                 -            32,110
                                                      -----------------  -------------------  ----------------     -------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                  (220)                   -                 -                 -
   Administrative charges                                          (180)              (2,384)                -              (114)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                           72,973              (27,163)                -           (92,184)
   Mortality reserve transfers                                  (18,779)                   -                 -                 -
   Contract withdrawals                                        (146,803)            (115,048)                -           (68,243)
   Surrender charges                                                  -                    -                 -                 -
   Death benefits                                               (37,500)             (31,924)                -                 -
   Annuity payments                                              (6,752)                   -                 -                 -
                                                      -----------------  -------------------  ----------------     -------------
Increase (decrease) in net assets resulting from
  principal transactions                                       (137,261)            (176,519)                -          (160,541)
                                                      -----------------  -------------------  ----------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (126,993)             (73,153)                -          (128,431)

NET ASSETS:
   Beginning of year                                            221,128              934,142                 -           303,465
                                                      -----------------  -------------------  ----------------     -------------
   End of year                                         $         94,135   $          860,989   $             -      $    175,034
                                                      =================  ===================  ================     =============

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $          6,093   $          (10,605)  $              (27)  $     21,769
   Net realized gain (loss) on investments                        1,439              (55,016)                -           (24,586)
   Capital gain distributions from mutual funds                       -                    -                 -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                                2,356               29,723                 -             7,695
                                                      -----------------  -------------------  ----------------     -------------
Increase (decrease) in net assets resulting from
  operations                                                      9,888              (35,898)              (27)            4,878
                                                      -----------------  -------------------  ----------------     -------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -                    -                 -                 -
   Administrative charges                                          (246)              (2,548)              (33)             (187)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                           25,722              (31,158)             (935)                -
   Mortality reserve transfers                                        -                    -                 -                 -
   Contract withdrawals                                          (4,818)             (77,279)           (7,658)          (41,451)
   Surrender charges                                                  -                    -                 -                 -
   Death benefits                                                     -              (11,096)                -                 -
   Annuity payments                                                   -                    -                 -                 -
                                                      -----------------  -------------------  ----------------     -------------
Increase (decrease) in net assets resulting from
  principal transactions                                         20,658             (122,081)           (8,626)          (41,638)
                                                      -----------------  -------------------  ----------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          30,546             (157,979)           (8,653)          (36,760)

NET ASSETS:
   Beginning of year                                            190,582            1,092,121             8,653           340,225
                                                      -----------------  -------------------  ----------------     -------------
   End of year                                         $        221,128   $          934,142   $             -      $    303,465
                                                      =================  ===================  ================     =============

                            See accompanying notes.

                                   VAI - 15

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                     Sub-accounts
                                                     ---------------------------------------------------------------------------
                                                        Delaware VIP       Delaware VIP        Delaware VIP      Dreyfus Stock
                                                        Limited-Term      Smid Cap Growth     Value Series -   Index Fund, Inc. -
                                                     Diversified Income  Series - Standard    Standard Class     Initial Shares
                                                     Series - Standard         Class
                                                           Class

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                       $             333   $         (1,264)  $         14,695   $          8,285
   Net realized gain (loss) on investments                           (1)               196             38,905             34,632
   Capital gain distributions from mutual funds                     589              6,579                  -             69,064
   Net change in unrealized appreciation
     (depreciation) of investments                                  232              5,374            130,589             70,634
                                                     ------------------  -----------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                      1,153             10,885            184,189            182,615
                                                     ------------------  -----------------  -----------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -                  -                  -                  -
   Administrative charges                                           (39)               (47)              (685)            (1,887)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                               (1)                 -                  -              3,822
   Mortality reserve transfers                                        -                  -                  -             (9,907)
   Contract withdrawals                                               -                  -           (162,787)          (170,040)
   Surrender charges                                                  -                  -                  -                  -
   Death benefits                                                     -                  -            (20,086)           (43,386)
   Annuity payments                                                   -                  -                  -             (3,116)
                                                     ------------------  -----------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                            (40)               (47)          (183,558)          (224,514)
                                                     ------------------  -----------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,113             10,838                631            (41,899)

NET ASSETS:
   Beginning of year                                             77,244            112,932          1,455,480          1,334,772
                                                     ------------------  -----------------  -----------------  -----------------
   End of year                                        $          78,357   $        123,770   $      1,456,111   $      1,292,873
                                                     ==================  =================  =================  =================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                       $             553   $           (336)  $          9,867   $          5,928
   Net realized gain (loss) on investments                         (428)             2,693             20,524            (55,705)
   Capital gain distributions from mutual funds                   1,179              3,152                  -             10,514
   Net change in unrealized appreciation
     (depreciation) of investments                                  (10)             1,693             99,431             50,679
                                                     ------------------  -----------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                      1,294              7,202            129,822             11,416
                                                     ------------------  -----------------  -----------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                     -                  -                  -              2,166
   Administrative charges                                           (39)               (47)              (899)            (2,192)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                              (51)               (17)            (5,619)          (100,610)
   Mortality reserve transfers                                        -                  -             19,378            (11,198)
   Contract withdrawals                                               -                  -           (205,104)          (215,017)
   Surrender charges                                                  -                  -                  -                (13)
   Death benefits                                                     -                  -                  -             (3,940)
   Annuity payments                                                   -                  -            (31,179)            (3,623)
                                                     ------------------  -----------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                            (90)               (64)          (223,423)          (334,427)
                                                     ------------------  -----------------                     -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,204              7,138            (93,601)          (323,011)

NET ASSETS:
   Beginning of year                                             76,040            105,794          1,549,081          1,657,783
                                                     ------------------  -----------------  -----------------  -----------------
   End of year                                        $          77,244   $        112,932   $      1,455,480   $      1,334,772
                                                     ==================  =================  =================  =================

                            See accompanying notes.

                                   VAI - 16

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                   Fidelity VIP Asset      Fidelity VIP        Fidelity VIP    Fidelity VIP High
                                                   Manager Portfolio -      Contrafund      Growth Portfolio - Income Portfolio -
                                                      Initial Class     Portfolio - Initial   Initial Class      Initial Class
                                                                               Class

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                     $             (496)  $            (969)  $         (6,796)  $          9,167
   Net realized gain (loss) on investments                      24,602              18,900             25,098              1,832
   Capital gain distributions from mutual funds                  6,181                   -                  -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                              74,337              80,750             85,002             16,249
                                                   -------------------  ------------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                   104,624              98,681            103,304             27,248
                                                   -------------------  ------------------  -----------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    -                   -                  -                  -
   Administrative charges                                       (1,108)               (777)            (1,460)              (224)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                              41               6,794                606              5,052
   Mortality reserve transfers                                  (1,995)            (13,480)           (19,055)                 -
   Contract withdrawals                                       (273,927)            (99,692)          (135,472)           (56,732)
   Surrender charges                                                 -                   -                  -                  -
   Death benefits                                                    -              (5,299)            (2,096)                 -
   Annuity payments                                             (2,231)             (2,172)            (2,587)                 -
                                                   -------------------  ------------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                      (279,220)           (114,626)          (160,064)           (51,904)
                                                   -------------------  ------------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (174,596)            (15,945)           (56,760)           (24,656)

NET ASSETS:
   Beginning of year                                         1,017,622             683,446            801,017            242,045
                                                   -------------------  ------------------  -----------------  -----------------
   End of year                                      $          843,026   $         667,501   $        744,257   $        217,389
                                                   ===================  ==================  =================  =================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                     $            4,406   $          (3,523)  $         (9,272)  $         13,106
   Net realized gain (loss) on investments                     (52,407)            (30,940)             1,395            (15,716)
   Capital gain distributions from mutual funds                  5,245                   -              3,077                  -
   Net change in unrealized appreciation
     (depreciation) of investments                               3,372               1,263               (595)            10,147
                                                   -------------------  ------------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                   (39,384)            (33,200)            (5,395)             7,537
                                                   -------------------  ------------------  -----------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                    -                 360              2,353                200
   Administrative charges                                       (1,408)             (1,040)            (1,759)              (303)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                        (114,800)            (17,658)           (20,117)             4,027
   Mortality reserve transfers                                  (3,049)             (4,045)            12,802                  -
   Contract withdrawals                                       (177,020)            (50,125)          (147,968)           (49,724)
   Surrender charges                                                 -                 (12)               (16)                 -
   Death benefits                                                  170                   -                  -                  -
   Annuity payments                                             (2,265)             (1,571)            (3,305)                 -
                                                   -------------------  ------------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                      (298,372)            (74,091)          (158,010)           (45,800)
                                                   -------------------  ------------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (337,756)           (107,291)          (163,405)           (38,263)

NET ASSETS:
   Beginning of year                                         1,355,378             790,737            964,422            280,308
                                                   -------------------  ------------------  -----------------  -----------------
   End of year                                      $        1,017,622   $         683,446   $        801,017   $        242,045
                                                   ===================  ==================  =================  =================

                            See accompanying notes.

                                   VAI - 17

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                      Sub-accounts
                                                       --------------------------------------------------------------------------
                                                          Fidelity VIP     Fidelity VIP Money Fidelity VIP Money  Fidelity VIP
                                                        Investment Grade   Market Portfolio - Market Portfolio -    Overseas
                                                        Bond Portfolio -     Initial Class     Service Class 2     Portfolio -
                                                         Initial Class                                            Initial Class

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $            6,678  $       (64,123)   $       (77,669)   $           283
   Net realized gain (loss) on investments                              74                 -                  -               278
   Capital gain distributions from mutual funds                     20,698                 -                  -               161
   Net change in unrealized appreciation
     (depreciation) of investments                                   7,453                 -                  -             7,459
                                                       ------------------- -----------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  operations                                                        34,903          (64,123)           (77,669)             8,181
                                                       ------------------- -----------------  -----------------  ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                        -             3,262              4,228                 -
   Administrative charges                                          (1,285)           (7,568)           (17,353)              (54)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                               2,359         8,025,962         10,062,190              (10)
   Mortality reserve transfers                                    (12,189)            14,072             11,732                 -
   Contract withdrawals                                           (62,342)       (1,621,819)        (2,243,786)           (1,539)
   Surrender charges                                                     -                 -                  -                 -
   Death benefits                                                        -         (377,460)          (255,617)                 -
   Annuity payments                                                (5,389)          (19,633)           (25,095)                 -
                                                       ------------------- -----------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                          (78,846)         6,016,816          7,536,299           (1,603)
                                                       ------------------- -----------------  -----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (43,943)         5,952,693          7,458,630             6,578

NET ASSETS:
   Beginning of year                                               801,488           612,333                  -            43,384
                                                       ------------------- -----------------  -----------------  ----------------
   End of year                                          $          757,545  $      6,565,026   $      7,458,630   $        49,962
                                                       =================== =================  =================  ================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $           14,030  $        (9,392)   $              -   $         (148)
   Net realized gain (loss) on investments                        (15,146)                 -                  -           (7,557)
   Capital gain distributions from mutual funds                     22,208                 -                  -               145
   Net change in unrealized appreciation
     (depreciation) of investments                                  27,208                 -                  -           (3,399)
                                                       ------------------- -----------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  operations                                                        48,300           (9,392)                  -          (10,959)
                                                       ------------------- -----------------  -----------------  ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                        -             5,692                  -               755
   Administrative charges                                          (1,432)             (916)                  -              (91)
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                           (106,216)           302,719                  -               (1)
   Mortality reserve transfers                                    (11,484)           (6,811)                  -                 -
   Contract withdrawals                                          (127,250)         (426,228)                  -          (27,310)
   Surrender charges                                                     -                 -                  -                 -
   Death benefits                                                        -               151                  -                 -
   Annuity payments                                                (5,337)           (4,310)                  -                 -
                                                       ------------------- -----------------  -----------------  ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                         (251,719)         (129,703)                  -          (26,647)
                                                       ------------------- -----------------  -----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (203,419)         (139,095)                  -          (37,606)

NET ASSETS:
   Beginning of year                                             1,004,907           751,428                  -            80,990
                                                       ------------------- -----------------  -----------------  ----------------
   End of year                                          $          801,488  $        612,333   $              -   $        43,384
                                                       =================== =================  =================  ================

                            See accompanying notes.

                                   VAI - 18

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                       Sub-accounts
                                                          ----------------------------------------------------------------------
                                                            Invesco V.I.        Invesco Van      Invesco V.I.      Lincoln VIP
                                                               Capital          Kampen V.I.      International      Delaware
                                                            Appreciation          American       Growth Fund -     Foundation
                                                           Fund - Series I    Franchise Fund -     Series I         Moderate
                                                                                  Series I                      Allocation Fund -
                                                                                                                 Standard Class

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                           $            (628) $          (1,183) $          139  $          2,839
   Net realized gain (loss) on investments                           23,613               (311)          3,756               300
   Capital gain distributions from mutual funds                           -                  -               -               344
   Net change in unrealized appreciation (depreciation)
     of investments                                                  (4,239)            (2,323)         18,521            20,029
                                                          -----------------  -----------------  --------------  ----------------
Increase (decrease) in net assets resulting from
  operations                                                         18,746             (3,817)         22,416            23,512
                                                          -----------------  -----------------  --------------  ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                         -                  -               -                 -
   Administrative charges                                               (97)              (102)           (231)             (164)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                   (136,918)           140,898           2,000                 -
   Mortality reserve transfers                                            -                927         (10,489)                -
   Contract withdrawals                                              (9,602)           (12,647)        (10,606)                -
   Surrender charges                                                      -                  -               -                 -
   Death benefits                                                         -                  -         (11,326)                -
   Annuity payments                                                       -               (380)           (885)                -
                                                          -----------------  -----------------  --------------  ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                           (146,617)           128,696         (31,537)             (164)
                                                          -----------------  -----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (127,871)           124,879          (9,121)           23,348

NET ASSETS:
   Beginning of year                                                127,871                  -         167,875           237,135
                                                          -----------------  -----------------  --------------  ----------------
   End of year                                            $               -  $         124,879  $      158,754  $        260,483
                                                          =================  =================  ==============  ================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                           $          (2,072) $               -  $          477  $          2,092
   Net realized gain (loss) on investments                           (7,726)                 -         (18,025)           (8,715)
   Capital gain distributions from mutual funds                           -                  -               -                 -
   Net change in unrealized appreciation (depreciation)
     of investments                                                  (3,295)                 -          (1,128)            3,240
                                                          -----------------  -----------------  --------------  ----------------
Increase (decrease) in net assets resulting from
  operations                                                        (13,093)                 -         (18,676)           (3,383)
                                                          -----------------  -----------------  --------------  ----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                         -                  -             200                 -
   Administrative charges                                              (269)                 -            (345)             (266)
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                      1,423                  -         (44,056)               (1)
   Mortality reserve transfers                                      (10,434)                 -           3,573                 -
   Contract withdrawals                                             (37,260)                 -         (18,502)          (45,879)
   Surrender charges                                                    (13)                 -               -                 -
   Death benefits                                                        47                  -               -           (96,544)
   Annuity payments                                                       -                  -            (918)                -
                                                          -----------------  -----------------  --------------  ----------------
Increase (decrease) in net assets resulting from
  principal transactions                                            (46,506)                 -         (60,048)         (142,690)
                                                          -----------------  -----------------  --------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (59,599)                 -         (78,724)         (146,073)

NET ASSETS:
   Beginning of year                                                187,470                  -         246,599           383,208
                                                          -----------------  -----------------  --------------  ----------------
   End of year                                            $         127,871  $               -  $      167,875  $        237,135
                                                          =================  =================  ==============  ================

                            See accompanying notes.

                                   VAI - 19

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                        Sub-accounts
                                                            --------------------------------------------------------------------
                                                              Van Eck VIP       Van Eck VIP     Vanguard 500       Vanguard
                                                                Emerging        Global Hard      Index Fund     Dividend Growth
                                                             Markets Fund -    Assets Fund -                         Fund
                                                             Initial Class     Initial Class

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                              $        (2,432)  $       (1,119)  $          81   $         12,418
   Net realized gain (loss) on investments                             1,425              423              90             15,867
   Capital gain distributions from mutual funds                            -           11,927               -                  -
   Net change in unrealized appreciation (depreciation) of
     investments                                                      43,501           (8,230)            555             22,691
                                                            ----------------  ---------------  --------------  -----------------
Increase (decrease) in net assets resulting from operations           42,494            3,001             726             50,976
                                                            ----------------  ---------------  --------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                          -                -               -                  -
   Administrative charges                                               (280)            (196)              -                  -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                           3           (7,882)            (13)           339,924
   Mortality reserve transfers                                             -          (17,713)          1,274             32,181
   Contract withdrawals                                               (9,530)         (12,902)              -                  -
   Surrender charges                                                       -                -               -                  -
   Death benefits                                                          -                -               -                  -
   Annuity payments                                                        -           (1,257)           (589)           (50,063)
                                                            ----------------  ---------------  --------------  -----------------
Increase (decrease) in net assets resulting from principal
  transactions                                                        (9,807)         (39,950)            672            322,042
                                                            ----------------  ---------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               32,687          (36,949)          1,398            373,018

NET ASSETS:
   Beginning of year                                                 156,392          144,341           4,824            435,764
                                                            ----------------  ---------------  --------------  -----------------
   End of year                                               $       189,079   $      107,392   $       6,222   $        808,782
                                                            ================  ===============  ==============  =================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                              $          (541)  $         (192)  $         146   $          5,575
   Net realized gain (loss) on investments                           (54,847)         (37,596)            178              5,796
   Capital gain distributions from mutual funds                            -            3,291               -                  -
   Net change in unrealized appreciation (depreciation) of
     investments                                                     (14,862)         (11,317)           (741)            30,818
                                                            ----------------  ---------------  --------------  -----------------
Increase (decrease) in net assets resulting from operations          (70,250)         (45,814)           (417)            42,189
                                                            ----------------  ---------------  --------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                          -                -               -                  -
   Administrative charges                                               (396)            (293)              -                  -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                     (17,179)          (6,435)        (11,522)           182,335
   Mortality reserve transfers                                             -           15,217               -                  -
   Contract withdrawals                                              (83,099)         (90,967)              -                  -
   Surrender charges                                                     (19)             (19)              -                  -
   Death benefits                                                          -                -               -                  -
   Annuity payments                                                        -           (1,514)         (1,870)           (24,017)
                                                            ----------------  ---------------  --------------  -----------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (100,693)         (84,011)        (13,392)           158,318
                                                            ----------------  ---------------  --------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (170,943)        (129,825)        (13,809)           200,507

NET ASSETS:
   Beginning of year                                                 327,335          274,166          18,633            235,257
                                                            ----------------  ---------------  --------------  -----------------
   End of year                                               $       156,392   $      144,341   $       4,824   $        435,764
                                                            ================  ===============  ==============  =================

                            See accompanying notes.

                                   VAI - 20

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                      Sub-accounts
                                                        ------------------------------------------------------------------------
                                                          Vanguard GNMA     Vanguard Health       Vanguard          Vanguard
                                                              Fund             Care Fund         Inflation-       International
                                                                                                  Protected        Growth Fund
                                                                                               Securities Fund

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                          $          3,727   $            628   $          6,988   $          104
   Net realized gain (loss) on investments                            337              1,099              2,620              (15)
   Capital gain distributions from mutual funds                     1,323                682              4,036                -
   Net change in unrealized appreciation
     (depreciation) of investments                                 (1,152)             3,009              7,277            1,370
                                                        -----------------  -----------------  -----------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                        4,235              5,418             20,921            1,459
                                                        -----------------  -----------------  -----------------  ---------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -                  -                  -                -
   Administrative charges                                               -                  -                  -                -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                           (160,380)              (414)           242,642              (16)
   Mortality reserve transfers                                     47,019             16,628             24,855            1,235
   Contract withdrawals                                                 -                  -                  -                -
   Surrender charges                                                    -                  -                  -                -
   Death benefits                                                       -                  -                  -                -
   Annuity payments                                               (17,271)            (7,816)           (26,007)            (718)
                                                        -----------------  -----------------  -----------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                         (130,632)             8,398            241,490              501
                                                        -----------------  -----------------  -----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (126,397)            13,816            262,411            1,960

NET ASSETS:
   Beginning of year                                              219,501             34,214            353,077            7,640
                                                        -----------------  -----------------  -----------------  ---------------
   End of year                                           $         93,104   $         48,030   $        615,488   $        9,600
                                                        =================  =================  =================  ===============

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                          $          5,157   $            387   $         12,437   $           87
   Net realized gain (loss) on investments                           (305)               545                764                8
   Capital gain distributions from mutual funds                     2,504              1,364                444                -
   Net change in unrealized appreciation
     (depreciation) of investments                                  6,392              1,604             28,640           (1,405)
                                                        -----------------  -----------------  -----------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                       13,748              3,900             42,285           (1,310)
                                                        -----------------  -----------------  -----------------  ---------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -                  -                  -                -
   Administrative charges                                               -                  -                  -                -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                             19,342                  -             41,355               (1)
   Mortality reserve transfers                                          -                  -                  -                -
   Contract withdrawals                                                 -                  -                  -                -
   Surrender charges                                                    -                  -                  -                -
   Death benefits                                                       -                  -                  -                -
   Annuity payments                                               (24,839)            (7,345)           (24,802)            (767)
                                                        -----------------  -----------------  -----------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                           (5,497)            (7,345)            16,553             (768)
                                                        -----------------  -----------------  -----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             8,251             (3,445)            58,838           (2,078)

NET ASSETS:
   Beginning of year                                              211,250             37,659            294,239            9,718
                                                        -----------------  -----------------  -----------------  ---------------
   End of year                                           $        219,501   $         34,214   $        353,077   $        7,640
                                                        =================  =================  =================  ===============

                            See accompanying notes.

                                   VAI - 21

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                        Sub-accounts
                                                            --------------------------------------------------------------------
                                                                 Vanguard          Vanguard         Vanguard         Vanguard
                                                               LifeStrategy      LifeStrategy     LifeStrategy     LifeStrategy
                                                               Conservative      Growth Fund      Income Fund     Moderate Growth
                                                               Growth Fund                                             Fund

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                              $          3,890   $        9,732   $         8,464     $   12,620
   Net realized gain (loss) on investments                             11,964            2,692             1,221          3,073
   Capital gain distributions from mutual funds                         4,229            6,079            17,445         12,757
   Net change in unrealized appreciation (depreciation) of
     investments                                                       (1,550)          48,850               468         34,193
                                                            -----------------  ---------------  ----------------    -----------
Increase (decrease) in net assets resulting from operations            18,533           67,353            27,598         62,643
                                                            -----------------  ---------------  ----------------    -----------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                           -                -                 -              -
   Administrative charges                                                   -                -                 -              -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                      (13,403)           4,279            22,628        177,762
   Mortality reserve transfers                                         12,320           13,432            36,222         42,075
   Contract withdrawals                                                     -                -                 -              -
   Surrender charges                                                        -                -                 -              -
   Death benefits                                                           -                -                 -              -
   Annuity payments                                                   (18,486)         (36,826)          (35,513)       (47,070)
                                                            -----------------  ---------------  ----------------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                        (19,569)         (19,115)           23,337        172,767
                                                            -----------------  ---------------  ----------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (1,036)          48,238            50,935        235,410

NET ASSETS:
   Beginning of year                                                  219,202          493,519           454,308        513,093
                                                            -----------------  ---------------  ----------------    -----------
   End of year                                               $        218,166   $      541,757   $       505,243     $  748,503
                                                            =================  ===============  ================    ===========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                              $          3,927   $        7,632   $         8,666     $    8,828
   Net realized gain (loss) on investments                                612            1,518               324          1,166
   Capital gain distributions from mutual funds                           561              392             2,979            792
   Net change in unrealized appreciation (depreciation) of
     investments                                                       (4,542)         (25,568)            1,360        (13,354)
                                                            -----------------  ---------------  ----------------    -----------
Increase (decrease) in net assets resulting from operations               558          (16,026)           13,329         (2,568)
                                                            -----------------  ---------------  ----------------    -----------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                           -                -                 -              -
   Administrative charges                                                   -                -                 -              -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                       26,968           70,769            46,325          5,354
   Mortality reserve transfers                                              -                -                 -              -
   Contract withdrawals                                                     -                -                 -              -
   Surrender charges                                                        -                -                 -              -
   Death benefits                                                           -                -                 -              -
   Annuity payments                                                   (18,573)         (34,938)          (33,482)       (45,939)
                                                            -----------------  ---------------  ----------------    -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                          8,395           35,831            12,843        (40,585)
                                                            -----------------  ---------------  ----------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 8,953           19,805            26,172        (43,153)

NET ASSETS:
   Beginning of year                                                  210,249          473,714           428,136        556,246
                                                            -----------------  ---------------  ----------------    -----------
   End of year                                               $        219,202   $      493,519   $       454,308     $  513,093
                                                            =================  ===============  ================    ===========

                            See accompanying notes.

                                   VAI - 22

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                        Sub-accounts
                                                           ---------------------------------------------------------------------
                                                             Vanguard Prime      Vanguard     Vanguard Small-   Vanguard Small-
                                                              Money Market     PRIMECAP Fund    Cap Growth      Cap Value Index
                                                                  Fund                          Index Fund           Fund

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                             $            (23)  $          18   $         (147)  $            115
   Net realized gain (loss) on investments                                 -              13            5,871                 47
   Capital gain distributions from mutual funds                            -              27                -                  -
   Net change in unrealized appreciation (depreciation)
     of investments                                                        -             246           (1,584)               794
                                                           -----------------  --------------  ---------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                             (23)            304            4,140                956
                                                           -----------------  --------------  ---------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                          -               -                -                  -
   Administrative charges                                                  -               -                -                  -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                           4               1          (42,613)               (17)
   Mortality reserve transfers                                           655             528           11,405                849
   Contract withdrawals                                                    -               -                -                  -
   Surrender charges                                                       -               -                -                  -
   Death benefits                                                          -               -                -                  -
   Annuity payments                                                     (315)           (248)          (3,240)              (504)
                                                           -----------------  --------------  ---------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                                 344             281          (34,448)               328
                                                           -----------------  --------------  ---------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  321             585          (30,308)             1,284

NET ASSETS:
   Beginning of year                                                   2,857           2,071           42,059              5,359
                                                           -----------------  --------------  ---------------  -----------------
   End of year                                              $          3,178   $       2,656   $       11,751   $          6,643
                                                           =================  ==============  ===============  =================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                             $            (21)  $           5   $         (286)  $            (24)
   Net realized gain (loss) on investments                                 -              10              683               (594)
   Capital gain distributions from mutual funds                            -              68                -                  -
   Net change in unrealized appreciation (depreciation)
     of investments                                                        -            (137)          (2,206)            (1,025)
                                                           -----------------  --------------  ---------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                             (21)            (54)          (1,809)            (1,643)
                                                           -----------------  --------------  ---------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                          -               -                -                  -
   Administrative charges                                                  -               -                -                  -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                           -               -          (13,355)           (11,208)
   Mortality reserve transfers                                             -               -                -                  -
   Contract withdrawals                                                    -               -                -                  -
   Surrender charges                                                       -               -                -                  -
   Death benefits                                                          -               -                -                  -
   Annuity payments                                                     (333)           (247)          (7,072)            (1,820)
                                                           -----------------  --------------  ---------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                                (333)           (247)         (20,427)           (13,028)
                                                           -----------------  --------------  ---------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (354)           (301)         (22,236)           (14,671)

NET ASSETS:
   Beginning of year                                                   3,211           2,372           64,295             20,030
                                                           -----------------  --------------  ---------------  -----------------
   End of year                                              $          2,857   $       2,071   $       42,059   $          5,359
                                                           =================  ==============  ===============  =================

                            See accompanying notes.

                                   VAI - 23

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                      Sub-accounts
                                                        ------------------------------------------------------------------------
                                                          Vanguard Total      Vanguard Total       Vanguard U.S.    Vanguard VIF
                                                           Bond Market      International Stock     Growth Fund       Balanced
                                                            Index Fund          Index Fund                           Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                          $          1,756   $             3,597   $            (6)  $    135,349
   Net realized gain (loss) on investments                             39                (1,662)               56         82,066
   Capital gain distributions from mutual funds                       679                     -                 -              -
   Net change in unrealized appreciation
     (depreciation) of investments                                  1,773                16,391               418        496,774
                                                        -----------------  --------------------  ----------------  -------------
Increase (decrease) in net assets resulting from
  operations                                                        4,247                18,326               468        714,189
                                                        -----------------  --------------------  ----------------  -------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -                     -                 -              -
   Administrative charges                                               -                     -                 -              -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                             (1,042)               (1,411)                -        487,371
   Mortality reserve transfers                                    132,093                63,110               757        226,576
   Contract withdrawals                                                 -                     -                 -              -
   Surrender charges                                                    -                     -                 -              -
   Death benefits                                                       -                     -                 -              -
   Annuity payments                                                     -               (27,844)             (345)      (541,162)
                                                        -----------------  --------------------  ----------------  -------------
Increase (decrease) in net assets resulting from
  principal transactions                                          131,051                33,855               412        172,785
                                                        -----------------  --------------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           135,298                52,181               880        886,974

NET ASSETS:
   Beginning of year                                                    -               102,139             2,754      6,071,552
                                                        -----------------  --------------------  ----------------  -------------
   End of year                                           $        135,298   $           154,320   $         3,634   $  6,958,526
                                                        =================  ====================  ================  =============

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                          $              -   $             2,349   $           (11)  $    126,011
   Net realized gain (loss) on investments                              -                    84                21         27,074
   Capital gain distributions from mutual funds                         -                     -                 -              -
   Net change in unrealized appreciation
     (depreciation) of investments                                      -               (22,108)              (45)        40,245
                                                        -----------------  --------------------  ----------------  -------------
Increase (decrease) in net assets resulting from
  operations                                                            -               (19,675)              (35)       193,330
                                                        -----------------  --------------------  ----------------  -------------
PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -                     -                 -              -
   Administrative charges                                               -                     -                 -              -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                                  -                     -                 -        264,098
   Mortality reserve transfers                                          -                     -                 -              -
   Contract withdrawals                                                 -                     -                 -              -
   Surrender charges                                                    -                     -                 -              -
   Death benefits                                                       -                     -                 -              -
   Annuity payments                                                     -               (30,072)             (329)      (496,961)
                                                        -----------------  --------------------  ----------------  -------------
Increase (decrease) in net assets resulting from
  principal transactions                                                -               (30,072)             (329)      (232,863)
                                                        -----------------  --------------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 -               (49,747)             (364)       (39,533)

NET ASSETS:
   Beginning of year                                                    -               151,886             3,118      6,111,085
                                                        -----------------  --------------------  ----------------  -------------
   End of year                                           $              -   $           102,139   $         2,754   $  6,071,552
                                                        =================  ====================  ================  =============

                            See accompanying notes.

                                   VAI - 24

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                      Sub-accounts
                                                       -------------------------------------------------------------------------
                                                          Vanguard VIF        Vanguard VIF       Vanguard VIF      Vanguard VIF
                                                         Capital Growth     Diversified Value    Equity Income     Equity Index
                                                           Portfolio            Portfolio          Portfolio        Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $           2,640   $          12,902   $        18,967   $        7,564
   Net realized gain (loss) on investments                          6,498              24,407            26,997            5,419
   Capital gain distributions from mutual funds                     8,975                   -                 -           22,752
   Net change in unrealized appreciation
     (depreciation) of investments                                 64,424              64,348            68,041           42,136
                                                       ------------------  ------------------  ----------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                       82,537             101,657           114,005           77,871
                                                       ------------------  ------------------  ----------------  ---------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -                   -                 -                -
   Administrative charges                                               -                   -                 -                -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                            (10,730)            (68,444)          340,375            7,629
   Mortality reserve transfers                                     48,925              21,891             9,561           48,711
   Contract withdrawals                                                 -                   -                 -                -
   Surrender charges                                                    -                   -                 -                -
   Death benefits                                                       -                   -                 -                -
   Annuity payments                                               (55,156)            (61,715)          (79,644)         (60,690)
                                                       ------------------  ------------------  ----------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                          (16,961)           (108,268)          270,292           (4,350)
                                                       ------------------  ------------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            65,576              (6,611)          384,297           73,521

NET ASSETS:
   Beginning of year                                              565,096             662,064           872,612          517,248
                                                       ------------------  ------------------  ----------------  ---------------
   End of year                                          $         630,672   $         655,453   $     1,256,909   $      590,769
                                                       ==================  ==================  ================  ===============

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $           1,946   $           8,687   $        11,061   $        5,563
   Net realized gain (loss) on investments                            915               4,579             4,584            2,645
   Capital gain distributions from mutual funds                    13,374                   -                 -           16,405
   Net change in unrealized appreciation
     (depreciation) of investments                                (21,231)              2,597            53,587          (20,445)
                                                       ------------------  ------------------  ----------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                       (4,996)             15,863            69,232            4,168
                                                       ------------------  ------------------  ----------------  ---------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                       -                   -                 -                -
   Administrative charges                                               -                   -                 -                -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                            121,499              85,683           235,988           49,301
   Mortality reserve transfers                                          -                   -                 -                -
   Contract withdrawals                                                 -                   -                 -                -
   Surrender charges                                                    -                   -                 -                -
   Death benefits                                                       -                   -                 -                -
   Annuity payments                                               (46,030)            (48,203)          (48,141)         (55,399)
                                                       ------------------  ------------------  ----------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                           75,469              37,480           187,847           (6,098)
                                                       ------------------  ------------------  ----------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            70,473              53,343           257,079           (1,930)

NET ASSETS:
   Beginning of year                                              494,623             608,721           615,533          519,178
                                                       ------------------  ------------------  ----------------  ---------------
   End of year                                          $         565,096   $         662,064   $       872,612   $      517,248
                                                       ==================  ==================  ================  ===============

                            See accompanying notes.

                                   VAI - 25

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                   Sub-accounts
                                                 -------------------------------------------------------------------------------
                                                     Vanguard VIF       Vanguard VIF      Vanguard VIF       Vanguard VIF Mid-
                                                   Growth Portfolio    High Yield Bond    International     Cap Index Portfolio
                                                                          Portfolio         Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                   $             (160)  $        42,919   $         35,237   $              4,945
   Net realized gain (loss) on investments                     3,235             2,238             (6,314)                12,329
   Capital gain distributions from mutual funds                    -                 -                  -                 22,435
   Net change in unrealized appreciation
     (depreciation) of investments                            28,767            69,382            349,102                 63,354
                                                 -------------------  ----------------  -----------------  ---------------------
Increase (decrease) in net assets resulting
  from operations                                             31,842           114,539            378,025                103,063
                                                 -------------------  ----------------  -----------------  ---------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                  -                 -                  -                      -
   Administrative charges                                          -                 -                  -                      -
   Net transfers from (to) other Sub-accounts
     or fixed rate option                                      7,510           276,281            557,256                261,442
   Mortality reserve transfers                                 8,031            19,997             69,652                 16,357
   Contract withdrawals                                            -                 -                  -                      -
   Surrender charges                                               -                 -                  -                      -
   Death benefits                                                  -                 -                  -                      -
   Annuity payments                                          (21,243)          (77,251)          (178,183)               (59,164)
                                                 -------------------  ----------------  -----------------  ---------------------
Increase (decrease) in net assets resulting
  from principal transactions                                 (5,702)          219,027            448,725                218,635
                                                 -------------------  ----------------  -----------------  ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       26,140           333,566            826,750                321,698

NET ASSETS:
   Beginning of year                                         182,151           783,503          2,008,800                658,715
                                                 -------------------  ----------------  -----------------  ---------------------
   End of year                                    $          208,291   $     1,117,069   $      2,835,550   $            980,413
                                                 ===================  ================  =================  =====================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                   $              145   $        27,874   $         21,597   $              2,596
   Net realized gain (loss) on investments                     1,727              (468)             3,017                  3,098
   Capital gain distributions from mutual funds                    -                 -                  -                      -
   Net change in unrealized appreciation
     (depreciation) of investments                            (4,344)           10,074           (301,805)               (24,057)
                                                 -------------------  ----------------  -----------------  ---------------------
Increase (decrease) in net assets resulting
  from operations                                             (2,472)           37,480           (277,191)               (18,363)
                                                 -------------------  ----------------  -----------------  ---------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                  -                 -                  -                      -
   Administrative charges                                          -                 -                  -                      -
   Net transfers from (to) other Sub-accounts
     or fixed rate option                                     30,953           369,276            290,961                120,583
   Mortality reserve transfers                                     -                 -                  -                      -
   Contract withdrawals                                            -                 -                  -                      -
   Surrender charges                                               -                 -                  -                      -
   Death benefits                                                  -                 -                  -                      -
   Annuity payments                                          (18,202)          (37,018)          (155,665)               (47,561)
                                                 -------------------  ----------------  -----------------  ---------------------
Increase (decrease) in net assets resulting
  from principal transactions                                 12,751           332,258            135,296                 73,022
                                                 -------------------  ----------------  -----------------  ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       10,279           369,738           (141,895)                54,659

NET ASSETS:
   Beginning of year                                         171,872           413,765          2,150,695                604,056
                                                 -------------------  ----------------  -----------------  ---------------------
   End of year                                    $          182,151   $       783,503   $      2,008,800   $            658,715
                                                 ===================  ================  =================  =====================

                            See accompanying notes.

                                   VAI - 26

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                      Sub-accounts
                                                        ------------------------------------------------------------------------
                                                          Vanguard VIF      Vanguard VIF     Vanguard VIF        Vanguard VIF
                                                          Money Market       REIT Index       Short-Term        Small Company
                                                           Portfolio         Portfolio     Investment-Grade    Growth Portfolio
                                                                                              Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                          $        (2,743)  $        8,431   $         5,686   $           (1,145)
   Net realized gain (loss) on investments                             -           16,045              (652)               7,015
   Capital gain distributions from mutual funds                        -           20,586                 -                7,847
   Net change in unrealized appreciation
     (depreciation) of investments                                     -           50,652             5,672               35,900
                                                        ----------------  ---------------  ----------------  -------------------
Increase (decrease) in net assets resulting from
  operations                                                      (2,743)          95,714            10,706               49,617
                                                        ----------------  ---------------  ----------------  -------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                              3,536,608                -                 -                    -
   Administrative charges                                              -                -                 -                    -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                        (3,251,885)         103,192             7,881                7,126
   Mortality reserve transfers                                    15,031           28,097            30,100               19,837
   Contract withdrawals                                                -                -                 -                    -
   Surrender charges                                                   -                -                 -                    -
   Death benefits                                                      -                -                 -                    -
   Annuity payments                                              (37,280)         (58,238)          (30,032)             (38,528)
                                                        ----------------  ---------------  ----------------  -------------------
Increase (decrease) in net assets resulting from
  principal transactions                                         262,474           73,051             7,949              (11,565)
                                                        ----------------  ---------------  ----------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          259,731          168,765            18,655               38,052

NET ASSETS:
   Beginning of year                                             627,066          560,376           269,185              370,143
                                                        ----------------  ---------------  ----------------  -------------------
   End of year                                           $       886,797   $      729,141   $       287,840   $          408,195
                                                        ================  ===============  ================  ===================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                          $        (2,909)  $        4,536   $         7,266   $           (1,054)
   Net realized gain (loss) on investments                             -            2,959            (2,159)               3,147
   Capital gain distributions from mutual funds                        -            4,809             2,422                    -
   Net change in unrealized appreciation
     (depreciation) of investments                                     -           39,392            (3,798)               2,742
                                                        ----------------  ---------------  ----------------  -------------------
Increase (decrease) in net assets resulting from
  operations                                                      (2,909)          51,696             3,731                4,835
                                                        ----------------  ---------------  ----------------  -------------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                              2,556,634                -                 -                    -
   Administrative charges                                              -                -                 -                    -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                        (2,527,182)         150,207            32,090              110,239
   Mortality reserve transfers                                         -                -                 -                    -
   Contract withdrawals                                          (64,434)               -                 -                    -
   Surrender charges                                                   -                -                 -                    -
   Death benefits                                                      -                -                 -                    -
   Annuity payments                                              (46,007)         (38,524)          (26,963)             (30,732)
                                                        ----------------  ---------------  ----------------  -------------------
Increase (decrease) in net assets resulting from
  principal transactions                                         (80,989)         111,683             5,127               79,507
                                                        ----------------  ---------------  ----------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (83,898)         163,379             8,858               84,342

NET ASSETS:
   Beginning of year                                             710,964          396,997           260,327              285,801
                                                        ----------------  ---------------  ----------------  -------------------
   End of year                                           $       627,066   $      560,376   $       269,185   $          370,143
                                                        ================  ===============  ================  ===================

                            See accompanying notes.

                                   VAI - 27

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                     Sub-accounts
                                                     ---------------------------------------------------------------------------
                                                        Vanguard VIF         Vanguard VIF        Vanguard       Vanguard Windsor
                                                      Total Bond Market      Total Stock      Wellington Fund         Fund
                                                       Index Portfolio       Market Index
                                                                              Portfolio

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss).....................  $           29,185   $         31,406   $           930   $             28
   Net realized gain (loss) on investments                         5,196             20,802             6,835                 23
   Capital gain distributions from mutual funds                   12,040            180,779               245                  -
   Net change in unrealized appreciation
     (depreciation) of investments                                   734            166,193            (2,304)               262
                                                     -------------------  -----------------  ----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                      47,155            399,180             5,706                313
                                                     -------------------  -----------------  ----------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      -                  -                 -                  -
   Administrative charges                                              -                  -                 -                  -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                          (114,574)           311,796           (63,204)                (6)
   Mortality reserve transfers                                    63,504            239,005               370                420
   Contract withdrawals                                                -                  -                 -                  -
   Surrender charges                                                   -                  -                 -                  -
   Death benefits                                                      -                  -                 -                  -
   Annuity payments                                             (129,284)          (284,935)           (4,909)              (191)
                                                     -------------------  -----------------  ----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                        (180,354)           265,866           (67,743)               223
                                                     -------------------  -----------------  ----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (133,199)           665,046           (62,037)               536

NET ASSETS:
   Beginning of year                                           1,390,752          2,543,339            64,659              1,548
                                                     -------------------  -----------------  ----------------  -----------------
   End of year                                        $        1,257,553   $      3,208,385   $         2,622   $          2,084
                                                     ===================  =================  ================  =================

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                       $           38,487   $         22,004   $         1,497   $             13
   Net realized gain (loss) on investments                        (5,572)            18,290               383                 10
   Capital gain distributions from mutual funds                   12,440             76,568                 -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                                47,477           (113,719)              202               (102)
                                                     -------------------  -----------------  ----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                      92,832              3,143             2,082                (79)
                                                     -------------------  -----------------  ----------------  -----------------

PRINCIPAL TRANSACTIONS:
   Net contract purchase payments                                      -                  -                 -                  -
   Administrative charges                                              -                  -                 -                  -
   Net transfers from (to) other Sub- accounts or
     fixed rate option                                            88,507            170,133                (5)                (1)
   Mortality reserve transfers                                         -                  -                 -                  -
   Contract withdrawals                                                -                  -                 -                  -
   Surrender charges                                                   -                  -                 -                  -
   Death benefits                                                      -                  -                 -                  -
   Annuity payments                                             (135,811)          (257,457)           (8,037)              (186)
                                                     -------------------  -----------------  ----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                         (47,304)           (87,324)           (8,042)              (187)
                                                     -------------------  -----------------  ----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           45,528            (84,181)           (5,960)              (266)

NET ASSETS:
   Beginning of year                                           1,345,224          2,627,520            70,619              1,814
                                                     -------------------  -----------------  ----------------  -----------------
   End of year                                        $        1,390,752   $      2,543,339   $        64,659   $          1,548
                                                     ===================  =================  ================  =================

                            See accompanying notes.

                                   VAI - 28

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account I (the "Account") was established by American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. On December 31, 2012, American General Life Insurance Company of Delaware merged into an affiliate company, American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. New contracts for the following products are available for sale by the Account: Vanguard Lifetime Income Program Group and Individual Immediate Variable Annuity ("Vanguard SPIA"). The following products are no longer available for sale by the Account: Group and Individual Immediate Variable Annuity ("GIVA"), Ovation, Ovation Plus, Ovation Advisor, Gallery, Variable Annuity, Paradigm, Trilogy, and Profile. On December 31, 2012, the Account name was changed from Variable Account I to Separate Account I. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (4)
             Invesco V.I. Capital Appreciation Fund - Series I (5) Invesco V.I. International Growth Fund - Series I (6)
        Invesco Van Kampen V.I. American Franchise Fund - Series I (13)

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
         AllianceBernstein Global Thematic Growth Portfolio - Class A AllianceBernstein Global Thematic Growth Portfolio - Class B
            AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
            AllianceBernstein Intermediate Bond Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class B
          AllianceBernstein International Growth Portfolio - Class A
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
                  AllianceBernstein Value Portfolio - Class B

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
              BlackRock Equity Dividend V.I. Fund - Class I (11)
                BlackRock Global Allocation V.I. Fund - Class I
            BlackRock Global Opportunities V.I. Fund - Class I (7)
                   BlackRock High Income V.I. Fund - Class I
               BlackRock International Value V.I. Fund - Class I
                 BlackRock Large Cap Core V.I. Fund - Class I
                BlackRock Large Cap Growth V.I. Fund - Class I
                  BlackRock Money Market V.I. Fund - Class I
                  BlackRock Total Return V.I. Fund - Class I
               BlackRock Value Opportunities V.I. Fund - Class I

                     DELAWARE VIP TRUST ("DELAWARE VIP"):
            Delaware VIP Cash Reserve Series - Standard Class (12)

                                   VAI - 29

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

               DELAWARE VIP TRUST ("DELAWARE VIP"): - CONTINUED

              Delaware VIP High Yield Series - Standard Class (1)
     Delaware VIP Limited-Term Diversified Income Series - Standard Class
           Delaware VIP Smid Cap Growth Series - Standard Class (3)
                  Delaware VIP Value Series - Standard Class

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

          LINCOLN VARIABLE INSURANCE PRODUCTS TRUST ("LINCOLN VIP"):
   Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class

                      VAN ECK VIP TRUST ("VAN ECK"): (8)
             Van Eck VIP Emerging Markets Fund - Initial Class (9)
           Van Eck VIP Global Hard Assets Fund - Initial Class (10)

                    THE VANGUARD GROUP(R) ("VANGUARD(R)"):
                          Vanguard(R) 500 Index Fund
                          Vanguard(R) Dividend Growth
                          Fund Vanguard(R) GNMA Fund
                         Vanguard(R) Health Care Fund
                Vanguard(R) Inflation-Protected Securities Fund
                   Vanguard(R) International Growth Fund (2)
             Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                    Vanguard(R) LifeStrategy(R) Growth Fund
                    Vanguard(R) LifeStrategy(R) Income Fund
               Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                      Vanguard(R) Prime Money Market Fund
                           Vanguard(R) PRIMECAP Fund
                    Vanguard(R) Small-Cap Growth Index Fund
                    Vanguard(R) Small-Cap Value Index Fund
                 Vanguard(R) Total Bond Market Index Fund (1)
               Vanguard(R) Total International Stock Index Fund
                         Vanguard(R) U.S. Growth Fund
                        Vanguard(R) Wellington(TM) Fund
                         Vanguard(R) Windsor(TM) Fund

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

                                   VAI - 30

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

     VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"): - CONTINUED

             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

(1)  Sub-accounts had no activity in the current year.
(2) Effective May 2, 2005, Vanguard International Growth Fund is no longer offered as an investment option.
(3) Effective March 22, 2010, Delaware VIP Growth Opportunities Series - Standard Class changed its name to Delaware VIP Smid Cap Growth Series - Standard Class.
(4) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(5) Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(6) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(7) Effective May 1, 2010, BlackRock Global Growth V.I. Fund - Class I changed its name to BlackRock Global Opportunities V.I. Fund - Class I.
(8) Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(9) Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(10) Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(11) Effective October 1, 2010, BlackRock Utilities and Telecommunications V.I. Fund - Class I changed its name to BlackRock Equity Dividend V.I. Fund - Class I.
(12) Effective June 24, 2011, Delaware VIP Cash Reserve Series - Standard Class was closed and liquidated.
(13) Effective April, 30 2012, Invesco Van Kampen V.I. Capital Growth Fund - Series I changed its name to Invesco Van Kampen V.I. American Franchise Fund In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

                                   VAI - 31

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% or 5.0% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statements of Changes in Net Assets under principal transactions. Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

                                   VAI - 32

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - FAIR VALUE MEASUREMENTS - CONTINUED

The Account assets measured at fair value as of December 31, 2012 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2012, is presented.

NOTE 4 - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by contract follows:

                        MORTALITY & EXPENSE RISK AND
                           ADMINISTRATIVE CHARGES
   CONTRACTS                MAXIMUM ANNUAL RATE
   ---------            ----------------------------
   Gallery                          1.40%
   Ovation                          1.40%
   Ovation Advisor                  1.40%
   Ovation Plus                     1.40%
   Paradigm                         1.40%
   Profile                          1.40%
   GIVA                             1.25%
   Trilogy                          1.40%
   Vanguard SPIA                    0.52%
   Variable Annuity                 1.40%

ACCIDENTAL DEATH BENEFIT CHARGES - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line of the Statements of Operations.

ANNUAL ADMINISTRATIVE FEE - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense charge is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statements of Changes in Net Assets under principal transactions.

DISTRIBUTION CHARGES - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statements of Changes in Net Assets under principal transactions.

DEATH BENEFIT RIDER CHARGES - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statements of Changes in Net Assets under principal transactions.

                                   VAI - 33

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - CONTRACT CHARGES - CONTINUED

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statements of Changes in Net Assets under principal transactions.

The Estate Benefit Payment is a death benefit rider. Daily charges for the Estate Benefit Payment option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subjected to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals are included with surrender charges in the Statements of Changes in Net Assets under principal transactions.

                                   VAI - 34

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                               Cost of Purchases Proceeds from Sales
------------                                                               ----------------- -------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A             $       1,174,858 $        19,013,734
AllianceBernstein Global Thematic Growth Portfolio - Class A                          73,187           3,860,479
AllianceBernstein Global Thematic Growth Portfolio - Class B                          54,929           1,798,966
AllianceBernstein Growth and Income Portfolio - Class A                              935,410          16,976,426
AllianceBernstein Growth and Income Portfolio - Class B                            4,442,181          15,840,819
AllianceBernstein Growth Portfolio - Class A                                          64,757           7,305,962
AllianceBernstein Growth Portfolio - Class B                                         250,246           4,809,831
AllianceBernstein Intermediate Bond Portfolio - Class A                            6,713,026          28,257,802
AllianceBernstein Intermediate Bond Portfolio - Class B                               43,540             416,712
AllianceBernstein International Growth Portfolio - Class A                           753,402          11,027,916
AllianceBernstein International Value Portfolio - Class A                            360,230           3,715,187
AllianceBernstein Large Cap Growth Portfolio - Class A                               280,500          11,733,784
AllianceBernstein Large Cap Growth Portfolio - Class B                                78,006           7,117,339
AllianceBernstein Money Market Portfolio - Class A                                 1,104,536          12,422,028
AllianceBernstein Money Market Portfolio - Class B                                   421,233          12,048,178
AllianceBernstein Real Estate Investment Portfolio - Class A                       2,159,124           4,914,334
AllianceBernstein Small Cap Growth Portfolio - Class A                             1,228,412           5,812,025
AllianceBernstein Small/Mid Cap Value Portfolio - Class A                          1,050,140           5,110,557
AllianceBernstein Value Portfolio - Class B                                          361,069           5,022,924
BlackRock Basic Value V.I. Fund - Class I                                             45,941             457,391
BlackRock Equity Dividend V.I. Fund - Class I                                        298,558              87,531
BlackRock Global Allocation V.I. Fund - Class I                                      215,804             291,164
BlackRock Global Opportunities V.I. Fund - Class I                                     2,273              32,524
BlackRock High Income V.I. Fund - Class I                                             27,479              59,321
BlackRock International Value V.I. Fund - Class I                                     20,608             118,626
BlackRock Large Cap Core V.I. Fund - Class I                                          20,588             149,670
BlackRock Large Cap Growth V.I. Fund - Class I                                        40,338              27,812
BlackRock Money Market V.I. Fund - Class I                                            63,968              75,466
BlackRock Total Return V.I. Fund - Class I                                            22,770             137,582
BlackRock Value Opportunities V.I. Fund - Class I                                      4,778             190,212
Delaware VIP High Yield Series - Standard Class                                       13,964             162,853
Delaware VIP Limited-Term Diversified Income Series - Standard Class                   1,911               1,019
Delaware VIP Smid Cap Growth Series - Standard Class                                   6,869               1,603
Delaware VIP Value Series - Standard Class                                            33,196             202,059
Dreyfus Stock Index Fund, Inc. - Initial Shares                                       98,452             235,710
Fidelity VIP Asset Manager Portfolio - Initial Class                                  19,943             291,483
Fidelity VIP Contrafund Portfolio - Initial Class                                      9,046             111,162
Fidelity VIP Growth Portfolio - Initial Class                                          4,632             152,432
Fidelity VIP High Income Portfolio - Initial Class                                    17,359              60,095
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                          41,094              80,374
Fidelity VIP Money Market Portfolio - Initial Class                                8,119,575           2,180,955
Fidelity VIP Money Market Portfolio - Service Class 2                             10,352,400           2,905,501
Fidelity VIP Overseas Portfolio - Initial Class                                        1,101               2,259
Invesco V.I. Capital Appreciation Fund - Series I                                          -             147,245
Invesco Van Kampen V.I. American Franchise Fund - Series I                           135,987               9,401
Invesco V.I. International Growth Fund - Series I                                      4,592              25,500
Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class              6,325               3,305
Van Eck VIP Emerging Markets Fund - Initial Class                                          -              12,239
Van Eck VIP Global Hard Assets Fund - Initial Class                                   12,717              24,147
Vanguard 500 Index Fund                                                                1,365                 648
Vanguard Dividend Growth Fund                                                        419,477             100,518
Vanguard GNMA Fund                                                                    52,714             178,765
Vanguard Health Care Fund                                                             15,294               8,378

                                   VAI - 35

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                        Cost of Purchases Proceeds from Sales
------------                                        ----------------- -------------------
Vanguard Inflation-Protected Securities Fund        $         276,123 $            33,068
Vanguard International Growth Fund                              1,389                 800
Vanguard LifeStrategy Conservative Growth Fund                269,021             279,802
Vanguard LifeStrategy Growth Fund                              40,249              39,365
Vanguard LifeStrategy Income Fund                              84,940              39,926
Vanguard LifeStrategy Moderate Growth Fund                    237,033              50,901
Vanguard Prime Money Market Fund                                  651                 336
Vanguard PRIMECAP Fund                                            584                 267
Vanguard Small-Cap Growth Index Fund                           11,515              46,110
Vanguard Small-Cap Value Index Fund                               994                 567
Vanguard Total Bond Market Index Fund                         135,290               1,805
Vanguard Total International Stock Index Fund                  58,721              30,011
Vanguard U.S. Growth Fund                                         765                 372
Vanguard VIF Balanced Portfolio                             1,129,615             835,563
Vanguard VIF Capital Growth Portfolio                          72,125              84,398
Vanguard VIF Diversified Value Portfolio                       54,534             151,766
Vanguard VIF Equity Income Portfolio                          365,834             151,322
Vanguard VIF Equity Index Portfolio                            79,414              63,570
Vanguard VIF Growth Portfolio                                  11,510              22,290
Vanguard VIF High Yield Bond Portfolio                        337,111             127,412
Vanguard VIF International Portfolio                          669,216             326,013
Vanguard VIF Mid-Cap Index Portfolio                          300,978             124,597
Vanguard VIF Money Market Portfolio                         3,652,299           3,441,583
Vanguard VIF REIT Index Portfolio                             195,303             106,452
Vanguard VIF Short-Term Investment-Grade Portfolio             35,540              31,410
Vanguard VIF Small Company Growth Portfolio                    44,982              55,636
Vanguard VIF Total Bond Market Index Portfolio                156,661             302,864
Vanguard VIF Total Stock Market Index Portfolio               683,979             313,776
Vanguard Wellington Fund                                       18,139              68,513
Vanguard Windsor Fund                                             449                 212

                                   VAI - 36

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2012.

                                                         Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
------------                                             ------------ --------------  ------------- -------------  ------------
   1 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                      386,765     (1,939,880)       308,673      (364,110)   (1,608,552)
   2 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                          911         (6,572)             -             -        (5,661)
   3 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                            1         (4,344)             -             -        (4,343)
   1 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                       90,703       (311,811)        74,693       (86,008)     (232,423)
   2 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                        2,937         (4,559)             -             -        (1,622)
   3 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                          419           (338)             -             -            81
   4 AllianceBernstein Global Thematic Growth
     Portfolio - Class B                                       33,290       (143,193)         2,362        (2,683)     (110,224)
   5 AllianceBernstein Global Thematic Growth
     Portfolio - Class B                                          400           (683)             -             -          (283)
   1 AllianceBernstein Growth and Income Portfolio -
     Class A                                                  117,093       (471,194)       164,960      (180,530)     (369,671)
   2 AllianceBernstein Growth and Income Portfolio -
     Class A                                                      982         (2,743)             -             -        (1,761)
   3 AllianceBernstein Growth and Income Portfolio -
     Class A                                                       52         (4,898)           267          (156)       (4,735)
   4 AllianceBernstein Growth and Income Portfolio -
     Class B                                                  183,347       (438,664)        71,489       (80,086)     (263,914)
   5 AllianceBernstein Growth and Income Portfolio -
     Class B                                                    1,300         (4,439)             -             -        (3,139)
   1 AllianceBernstein Growth Portfolio - Class A              75,632       (314,536)        69,186       (77,017)     (246,735)
   2 AllianceBernstein Growth Portfolio - Class A                 209         (3,456)             -             -        (3,247)
   3 AllianceBernstein Growth Portfolio - Class A                  23         (5,028)             -             -        (5,005)
   4 AllianceBernstein Growth Portfolio - Class B              46,120       (203,739)        41,775       (44,273)     (160,117)
   5 AllianceBernstein Growth Portfolio - Class B                 131         (2,087)             -             -        (1,956)
   1 AllianceBernstein Intermediate Bond Portfolio -
     Class A                                                  514,472     (1,681,453)       822,429      (864,954)   (1,209,506)
   2 AllianceBernstein Intermediate Bond Portfolio -
     Class A                                                    1,849         (9,214)             -             -        (7,365)
   4 AllianceBernstein Intermediate Bond Portfolio -
     Class B                                                    2,632        (22,609)             -             -       (19,977)
   5 AllianceBernstein Intermediate Bond Portfolio -
     Class B                                                        -            (35)             -             -           (35)
   1 AllianceBernstein International Growth Portfolio
     - Class A                                                 85,347       (432,264)       123,568      (136,870)     (360,219)
   2 AllianceBernstein International Growth Portfolio
     - Class A                                                  1,955         (4,758)             -             -        (2,803)
   1 AllianceBernstein International Value Portfolio -
     Class A                                                   68,885       (316,400)        37,703       (42,063)     (251,875)
   2 AllianceBernstein International Value Portfolio -
     Class A                                                    1,809         (2,179)             -             -          (370)
   1 AllianceBernstein Large Cap Growth Portfolio -
     Class A                                                  177,414       (494,521)       199,120      (237,165)     (355,152)
   2 AllianceBernstein Large Cap Growth Portfolio -
     Class A                                                    1,777         (4,664)             -             -        (2,887)
   3 AllianceBernstein Large Cap Growth Portfolio -
     Class A                                                       41           (895)           318          (200)         (736)
   4 AllianceBernstein Large Cap Growth Portfolio -
     Class B                                                  109,963       (330,054)        62,414       (67,154)     (224,831)
   5 AllianceBernstein Large Cap Growth Portfolio -
     Class B                                                      850         (2,175)             -             -        (1,325)
   1 AllianceBernstein Money Market Portfolio - Class A       333,066     (1,171,582)         4,850        (6,495)     (840,161)
   2 AllianceBernstein Money Market Portfolio - Class A           365        (24,005)             -             -       (23,640)
   4 AllianceBernstein Money Market Portfolio - Class B       117,424       (981,275)        24,970       (33,116)     (871,997)
   5 AllianceBernstein Money Market Portfolio - Class B           726        (38,246)             -             -       (37,520)
   1 AllianceBernstein Real Estate Investment
     Portfolio - Class A                                       43,230       (160,682)        21,009       (26,619)     (123,062)
   2 AllianceBernstein Real Estate Investment
     Portfolio - Class A                                          159           (536)             -             -          (377)
   1 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                  174,270       (448,241)       111,105      (116,371)     (279,237)
   2 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                    2,300         (4,485)             -             -        (2,185)
   3 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                        -           (201)             -             -          (201)
   1 AllianceBernstein Small/Mid Cap Value Portfolio -
     Class A                                                   98,563       (289,415)        63,779       (75,140)     (202,213)
   2 AllianceBernstein Small/Mid Cap Value Portfolio -
     Class A                                                    1,233         (2,566)             -             -        (1,333)
   4 AllianceBernstein Value Portfolio - Class B              140,816       (550,513)        68,845       (79,648)     (420,500)
   5 AllianceBernstein Value Portfolio - Class B                  751         (5,242)             -             -        (4,491)
   1 BlackRock Basic Value V.I. Fund - Class I                 12,416        (32,875)        12,226       (13,506)      (21,739)
   2 BlackRock Basic Value V.I. Fund - Class I                     22           (119)             -             -           (97)
   1 BlackRock Equity Dividend V.I. Fund - Class I             24,968        (15,336)         1,410        (1,740)        9,302
   2 BlackRock Equity Dividend V.I. Fund - Class I                  -             (9)             -             -            (9)
   1 BlackRock Global Allocation V.I. Fund - Class I           19,929        (23,292)         3,066        (3,780)       (4,077)
   2 BlackRock Global Allocation V.I. Fund - Class I                -             (4)             -             -            (4)
   1 BlackRock Global Opportunities V.I. Fund - Class I           784         (3,231)             -             -        (2,447)
   2 BlackRock Global Opportunities V.I. Fund - Class I            12            (61)             -             -           (49)

                                   VAI - 37

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                         Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
------------                                             ------------ --------------  ------------- -------------  ------------
   1 BlackRock High Income V.I. Fund - Class I                    779         (3,391)           345          (423)       (2,690)
   2 BlackRock High Income V.I. Fund - Class I                     11            (51)             -             -           (40)
   1 BlackRock International Value V.I. Fund - Class I          5,472        (11,869)         1,754        (2,177)       (6,820)
   2 BlackRock International Value V.I. Fund - Class I             10            (51)             -             -           (41)
   1 BlackRock Large Cap Core V.I. Fund - Class I               1,456         (7,927)        12,152       (13,302)       (7,621)
   2 BlackRock Large Cap Core V.I. Fund - Class I                   1             (4)             -             -            (3)
   1 BlackRock Large Cap Growth V.I. Fund - Class I               856         (1,390)         2,922        (3,611)       (1,223)
   1 BlackRock Money Market V.I. Fund - Class I                 5,405         (6,351)             -             -          (946)
   1 BlackRock Total Return V.I. Fund - Class I                 1,233         (4,357)        15,458       (19,427)       (7,093)
   1 BlackRock Value Opportunities V.I. Fund - Class I          2,080         (9,649)             -             -        (7,569)
   2 BlackRock Value Opportunities V.I. Fund - Class I              5            (31)             -             -           (26)
   7 Delaware VIP Cash Reserve Series - Standard Class              -              -              -             -             -
   7 Delaware VIP High Yield Series - Standard Class                -         (4,310)             -             -        (4,310)
   7 Delaware VIP Limited-Term Diversified Income
     Series - Standard Class                                        -             (1)             -             -            (1)
   7 Delaware VIP Smid Cap Growth Series - Standard
     Class                                                          -             (1)             -             -            (1)
   7 Delaware VIP Value Series - Standard Class                     -         (3,966)             -             -        (3,966)
   3 Dreyfus Stock Index Fund, Inc. - Initial Shares              585         (9,957)         1,115        (1,255)       (9,512)
   3 Fidelity VIP Asset Manager Portfolio - Initial
     Class                                                        292        (13,704)           294          (186)      (13,304)
   2 Fidelity VIP Contrafund Portfolio - Initial Class              -             (1)             -             -            (1)
   3 Fidelity VIP Contrafund Portfolio - Initial Class            262         (4,467)         1,141        (1,370)       (4,434)
   2 Fidelity VIP Growth Portfolio - Initial Class                  1             (1)             -             -             -
   3 Fidelity VIP Growth Portfolio - Initial Class                630         (7,789)           376          (278)       (7,061)
   3 Fidelity VIP High Income Portfolio - Initial Class           349         (3,424)             -             -        (3,075)
   3 Fidelity VIP Investment Grade Bond Portfolio -
     Initial Class                                                167         (3,473)           632          (383)       (3,057)
   3 Fidelity VIP Money Market Portfolio - Initial
     Class                                                        630        (12,514)           870          (435)      (11,449)
   7 Fidelity VIP Money Market Portfolio - Initial
     Class                                                          -             (3)             -             -            (3)
   1 Fidelity VIP Money Market Portfolio - Initial
     Class                                                    889,344       (270,466)        22,743       (26,609)      615,012
   1 Fidelity VIP Money Market Portfolio - Service
     Class 2                                                1,069,002       (311,027)        34,037       (40,232)      751,780
   3 Fidelity VIP Overseas Portfolio - Initial Class                1           (101)             -             -          (100)
   3 Invesco Van Kampen V.I. American Franchise Fund -
     Series I                                                  14,438         (1,115)         1,653        (2,154)       12,822
   2 Invesco V.I. Capital Appreciation Fund - Series I              -           (926)             -             -          (926)
   3 Invesco V.I. Capital Appreciation Fund - Series I            646        (13,412)             -             -       (12,766)
   2 Invesco V.I. International Growth Fund - Series I              -             (1)             -             -            (1)
   3 Invesco V.I. International Growth Fund - Series I            114         (1,324)            99           (49)       (1,160)
   7 Lincoln VIP Delaware Foundation Moderate
     Allocation Fund - Standard Class                               -            (13)             -             -           (13)
   3 Van Eck VIP Emerging Markets Fund - Initial Class            140           (588)             -             -          (448)
   2 Van Eck VIP Global Hard Assets Fund - Initial
     Class                                                          -             (2)             -             -            (2)
   3 Van Eck VIP Global Hard Assets Fund - Initial
     Class                                                         94           (862)            84           (42)         (726)
   1 Vanguard 500 Index Fund                                        -              -             89          (132)          (43)
   1 Vanguard Dividend Growth Fund                                  -              -            701        (3,630)       (2,929)
   6 Vanguard Dividend Growth Fund                                  -              -         21,134        (2,984)       18,150
   1 Vanguard GNMA Fund                                             -              -          2,757       (14,193)      (11,436)
   6 Vanguard GNMA Fund                                             -              -            371          (710)         (339)
   6 Vanguard Health Care Fund                                      -              -            720        (1,121)         (401)
   6 Vanguard Inflation-Protected Securities Fund                   -              -         15,522        (2,867)       12,655
   1 Vanguard International Growth Fund                             -              -             68          (109)          (41)
   1 Vanguard LifeStrategy Conservative Growth Fund                 -              -            250          (427)         (177)
   6 Vanguard LifeStrategy Conservative Growth Fund                 -              -         16,519       (18,405)       (1,886)
   1 Vanguard LifeStrategy Growth Fund                              -              -            100          (172)          (72)
   6 Vanguard LifeStrategy Growth Fund                              -              -          1,341        (3,290)       (1,949)
   1 Vanguard LifeStrategy Income Fund                              -              -          1,205        (1,364)         (159)
   6 Vanguard LifeStrategy Income Fund                              -              -          2,635        (3,268)         (633)

                                   VAI - 38

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed    Issued       Redeemed      (Decrease)
------------                                             ------------ -------------- ------------- -------------  ------------
   6 Vanguard LifeStrategy Moderate Growth Fund                     -              -        13,248        (4,913)        8,335
   1 Vanguard Prime Money Market Fund                               -              -            58           (86)          (28)
   1 Vanguard PRIMECAP Fund                                         -              -            30           (45)          (15)
   1 Vanguard Small-Cap Growth Index Fund                           -              -           559        (2,895)       (2,336)
   1 Vanguard Small-Cap Value Index Fund                            -              -            51           (82)          (31)
   1 Vanguard Total Bond Market Index Fund                          -              -         8,425        (8,425)            -
   6 Vanguard Total International Stock Index Fund                  -              -         2,984        (4,554)       (1,570)
   1 Vanguard U.S. Growth Fund                                      -              -            61           (90)          (29)
   6 Vanguard VIF Balanced Portfolio                                -              -        54,712       (58,775)       (4,063)
   6 Vanguard VIF Capital Growth Portfolio                          -              -         3,060        (6,558)       (3,498)
   1 Vanguard VIF Diversified Value Portfolio                       -              -           150          (241)          (91)
   6 Vanguard VIF Diversified Value Portfolio                       -              -         2,077        (9,283)       (7,206)
   1 Vanguard VIF Equity Income Portfolio                           -              -           842          (880)          (38)
   6 Vanguard VIF Equity Income Portfolio                           -              -        22,097        (7,617)       14,480
   1 Vanguard VIF Equity Index Portfolio                            -              -             -             -             -
   6 Vanguard VIF Equity Index Portfolio                            -              -         2,997        (6,461)       (3,464)
   6 Vanguard VIF Growth Portfolio                                  -              -           721        (1,670)         (949)
   1 Vanguard VIF High Yield Bond Portfolio                         -              -           102          (164)          (62)
   6 Vanguard VIF High Yield Bond Portfolio                         -              -        18,769        (7,259)       11,510
   1 Vanguard VIF International Portfolio                           -              -            76          (122)          (46)
   6 Vanguard VIF International Portfolio                           -              -        34,650       (16,984)       17,666
   6 Vanguard VIF Mid-Cap Index Portfolio                           -              -        16,351        (6,187)       10,164
   6 Vanguard VIF Money Market Portfolio                            -              -       358,907      (337,390)       21,517
   1 Vanguard VIF REIT Index Portfolio                              -              -            61          (143)          (82)
   6 Vanguard VIF REIT Index Portfolio                              -              -         7,374        (5,323)        2,051
   6 Vanguard VIF Short-Term Investment-Grade Portfolio             -              -         2,126        (3,762)       (1,636)
   6 Vanguard VIF Small Company Growth Portfolio                    -              -         2,077        (3,924)       (1,847)
   1 Vanguard VIF Total Bond Market Index Portfolio                 -              -         1,940        (9,497)       (7,557)
   6 Vanguard VIF Total Bond Market Index Portfolio                 -              -         5,915       (14,858)       (8,943)
   6 Vanguard VIF Total Stock Market Index Portfolio                -              -        28,334       (27,007)        1,327
   1 Vanguard Wellington Fund                                       -              -           947        (4,786)       (3,839)
   1 Vanguard Windsor Fund                                          -              -            30           (44)          (14)

FOOTNOTES
   1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and
     GIVA products.
   2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
   3 Profile product.
   4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
   5 Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
   6 Vanguard SPIA product.
   7 Variable Annuity product.

                                   VAI - 39

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                         Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
------------                                             ------------ --------------  ------------- -------------  ------------
   1 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                    5,624,652     (6,542,787)         8,699       (14,862)     (924,298)
   2 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                       78,235        (82,985)             -             -        (4,750)
   3 AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                       10,304        (12,061)             -             -        (1,757)
   1 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                    1,042,418     (1,216,715)            65        (2,114)     (176,346)
   2 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                       57,044        (58,963)             -             -        (1,919)
   3 AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                        5,102         (6,617)             -             -        (1,515)
   4 AllianceBernstein Global Thematic Growth
     Portfolio - Class B                                      506,781       (585,012)             -         1,115       (77,116)
   5 AllianceBernstein Global Thematic Growth
     Portfolio - Class B                                       47,384        (51,631)             -             -        (4,247)
   1 AllianceBernstein Growth and Income Portfolio -
     Class A                                                1,369,115     (1,611,463)           951        (1,048)     (242,445)
   2 AllianceBernstein Growth and Income Portfolio -
     Class A                                                   34,661        (39,372)             -             -        (4,711)
   3 AllianceBernstein Growth and Income Portfolio -
     Class A                                                   21,683        (25,327)            43          (220)       (3,821)
   4 AllianceBernstein Growth and Income Portfolio -
     Class B                                                1,413,425     (1,675,496)         3,732        (1,091)     (259,430)
   5 AllianceBernstein Growth and Income Portfolio -
     Class B                                                   23,331        (29,112)             -             -        (5,781)
   1 AllianceBernstein Growth Portfolio - Class A             823,430     (1,004,836)            41          (839)     (182,204)
   2 AllianceBernstein Growth Portfolio - Class A              33,123        (34,601)             -             -        (1,478)
   3 AllianceBernstein Growth Portfolio - Class A              23,429        (24,683)             -             -        (1,254)
   4 AllianceBernstein Growth Portfolio - Class B             652,614       (731,195)             -           (25)      (78,606)
   5 AllianceBernstein Growth Portfolio - Class B              18,218        (25,349)             -             -        (7,131)
   1 AllianceBernstein Intermediate Bond Portfolio -
     Class A                                                4,650,706     (5,462,628)         6,452        (2,111)     (807,581)
   2 AllianceBernstein Intermediate Bond Portfolio -
     Class A                                                  115,790       (126,499)             -             -       (10,709)
   4 AllianceBernstein Intermediate Bond Portfolio -
     Class B                                                   50,609        (56,120)             -             -        (5,511)
   5 AllianceBernstein Intermediate Bond Portfolio -
     Class B                                                    2,559         (2,605)             -             -           (46)
   1 AllianceBernstein International Growth Portfolio
     - Class A                                              1,217,571     (1,419,373)         1,967          (570)     (200,405)
   2 AllianceBernstein International Growth Portfolio
     - Class A                                                 37,613        (42,550)             -             -        (4,937)
   1 AllianceBernstein International Value Portfolio -
     Class A                                                  953,946     (1,134,906)             9          (274)     (181,225)
   2 AllianceBernstein International Value Portfolio -
     Class A                                                   21,234        (27,447)             -             -        (6,213)
   1 AllianceBernstein Large Cap Growth Portfolio -
     Class A                                                1,413,845     (1,632,760)            90        (1,938)     (220,763)
   2 AllianceBernstein Large Cap Growth Portfolio -
     Class A                                                   51,485        (55,527)             -             -        (4,042)
   3 AllianceBernstein Large Cap Growth Portfolio -
     Class A                                                    2,335         (2,348)             9          (212)         (216)
   4 AllianceBernstein Large Cap Growth Portfolio -
     Class B                                                  856,499     (1,008,481)         3,500          (632)     (149,114)
   5 AllianceBernstein Large Cap Growth Portfolio -
     Class B                                                   17,251        (20,985)             -             -        (3,734)
   1 AllianceBernstein Money Market Portfolio - Class A     1,329,965     (1,485,699)         8,520        (2,159)     (149,373)
   2 AllianceBernstein Money Market Portfolio - Class A        24,029        (27,794)             -             -        (3,765)
   4 AllianceBernstein Money Market Portfolio - Class B     1,412,079     (1,654,398)             -         8,272      (234,047)
   5 AllianceBernstein Money Market Portfolio - Class B        39,750        (40,698)             -             -          (948)
   1 AllianceBernstein Real Estate Investment
     Portfolio - Class A                                      486,684       (547,149)             -         6,474       (53,991)
   2 AllianceBernstein Real Estate Investment
     Portfolio - Class A                                       10,674        (11,948)             -             -        (1,274)
   1 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                1,322,030     (1,513,748)             -         3,681      (188,037)
   2 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                   52,216        (62,098)             -             -        (9,882)
   3 AllianceBernstein Small Cap Growth Portfolio -
     Class A                                                    3,586         (4,145)             -             -          (559)
   1 AllianceBernstein Small/Mid Cap Value Portfolio -
     Class A                                                1,079,160     (1,277,932)         3,004        (3,412)     (199,180)
   2 AllianceBernstein Small/Mid Cap Value Portfolio -
     Class A                                                   32,029        (39,550)             -             -        (7,521)
   4 AllianceBernstein Value Portfolio - Class B            1,814,289     (2,180,869)            16        (9,386)     (375,950)
   5 AllianceBernstein Value Portfolio - Class B               31,501        (38,422)             -             -        (6,921)
   1 BlackRock Basic Value V.I. Fund - Class I                147,913       (173,120)             -           151       (25,056)
   2 BlackRock Basic Value V.I. Fund - Class I                  5,522         (5,623)            19          (201)         (283)
   1 BlackRock Equity Dividend V.I. Fund - Class I             14,149        (15,884)             -             -        (1,735)
   2 BlackRock Equity Dividend V.I. Fund - Class I              2,308         (2,317)             -             -            (9)
   1 BlackRock Global Allocation V.I. Fund - Class I          104,477        (91,503)             -             -        12,974
   2 BlackRock Global Allocation V.I. Fund - Class I            1,738         (1,742)             -             -            (4)
   1 BlackRock Global Opportunities V.I. Fund - Class I        19,589        (20,656)             -             -        (1,067)
   2 BlackRock Global Opportunities V.I. Fund - Class I           405           (456)             -             -           (51)

                                   VAI - 40

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                         Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
------------                                             ------------ --------------  ------------- -------------  ------------
   1 BlackRock High Income V.I. Fund - Class I                 22,201        (22,694)             -             -          (493)
   2 BlackRock High Income V.I. Fund - Class I                    339           (381)             -             -           (42)
   1 BlackRock International Value V.I. Fund - Class I         54,913        (63,170)             -             -        (8,257)
   2 BlackRock International Value V.I. Fund - Class I            399           (442)             -             -           (43)
   1 BlackRock Large Cap Core V.I. Fund - Class I              80,692        (85,252)             -           135        (4,425)
   2 BlackRock Large Cap Core V.I. Fund - Class I               1,968         (1,972)             2          (192)         (194)
   1 BlackRock Large Cap Growth V.I. Fund - Class I            33,266        (43,323)             -             -       (10,057)
   1 BlackRock Money Market V.I. Fund - Class I                11,091        (13,459)             -             -        (2,368)
   1 BlackRock Total Return V.I. Fund - Class I                14,413        (13,084)             -             -         1,329
   1 BlackRock Value Opportunities V.I. Fund - Class I         41,304        (46,644)             -             -        (5,340)
   2 BlackRock Value Opportunities V.I. Fund - Class I          3,650         (3,678)             -             -           (28)
   7 Delaware VIP Cash Reserve Series - Standard Class              -           (497)             -             -          (497)
   7 Delaware VIP High Yield Series - Standard Class            8,546         (9,688)             -             -        (1,142)
   7 Delaware VIP Limited-Term Diversified Income
     Series - Standard Class                                    2,805         (2,807)             -             -            (2)
   7 Delaware VIP Smid Cap Growth Series - Standard
     Class                                                      2,329         (2,330)             -             -            (1)
   7 Delaware VIP Value Series - Standard Class                69,015        (73,939)             -          (208)       (5,132)
   3 Dreyfus Stock Index Fund, Inc. - Initial Shares           68,026        (83,420)             6          (891)      (16,279)
   3 Fidelity VIP Asset Manager Portfolio - Initial
     Class                                                     56,327        (70,831)             3          (310)      (14,811)
   2 Fidelity VIP Contrafund Portfolio - Initial Class            119           (119)             -             -             -
   3 Fidelity VIP Contrafund Portfolio - Initial Class         38,715        (42,120)             9          (371)       (3,767)
   2 Fidelity VIP Growth Portfolio - Initial Class                 75            (75)             -             -             -
   3 Fidelity VIP Growth Portfolio - Initial Class             45,866        (54,276)           143          (244)       (8,511)
   3 Fidelity VIP High Income Portfolio - Initial Class        15,974        (18,828)             -             -        (2,854)
   3 Fidelity VIP Investment Grade Bond Portfolio -
     Initial Class                                             38,817        (50,193)             -        (1,076)      (12,452)
   3 Fidelity VIP Money Market Portfolio - Initial
     Class                                                     73,106        (82,091)             -          (822)       (9,807)
   7 Fidelity VIP Money Market Portfolio - Initial
     Class                                                         93              -              -             -            93
   3 Fidelity VIP Overseas Portfolio - Initial Class            4,233         (5,831)             -             -        (1,598)
   2 Invesco V.I. Capital Appreciation Fund - Series I            926           (928)             -             -            (2)
   3 Invesco V.I. Capital Appreciation Fund - Series I         14,384        (17,820)            21        (1,118)       (4,533)
   2 Invesco V.I. International Growth Fund - Series I            884           (885)             -             -            (1)
   3 Invesco V.I. International Growth Fund - Series I         11,727        (15,359)           240          (149)       (3,541)
   7 Lincoln VIP Delaware Foundation Moderate
     Allocation Fund - Standard Class                          20,685        (31,919)             -             -       (11,234)
   3 Van Eck VIP Emerging Markets Fund - Initial Class         11,766        (16,062)             -             -        (4,296)
   2 Van Eck VIP Global Hard Assets Fund - Initial
     Class                                                        243           (245)             -             -            (2)
   3 Van Eck VIP Global Hard Assets Fund - Initial
     Class                                                      5,586         (8,688)           506          (147)       (2,743)
   1 Vanguard 500 Index Fund                                        -              -              -        (1,125)       (1,125)
   1 Vanguard Dividend Growth Fund                                  -              -              -          (369)         (369)
   6 Vanguard Dividend Growth Fund                                  -              -         14,011        (3,343)       10,668
   1 Vanguard GNMA Fund                                             -              -              -        (1,443)       (1,443)
   6 Vanguard GNMA Fund                                             -              -          1,278          (287)          991
   6 Vanguard Health Care Fund                                      -              -              -          (422)         (422)
   6 Vanguard Inflation-Protected Securities Fund                   -              -          3,157        (1,807)        1,350
   1 Vanguard International Growth Fund                             -              -              -           (44)          (44)
   1 Vanguard LifeStrategy Conservative Growth Fund                 -              -              -          (186)         (186)
   6 Vanguard LifeStrategy Conservative Growth Fund                 -              -          4,264        (3,629)          635
   1 Vanguard LifeStrategy Growth Fund                              -              -              -           (75)          (75)
   6 Vanguard LifeStrategy Growth Fund                              -              -          4,963        (2,610)        2,353
   1 Vanguard LifeStrategy Income Fund                              -              -              -          (167)         (167)
   6 Vanguard LifeStrategy Income Fund                              -              -          3,319        (2,277)        1,042
   6 Vanguard LifeStrategy Moderate Growth Fund                     -              -          1,607        (4,450)       (2,843)
   1 Vanguard Prime Money Market Fund                               -              -              -           (30)          (30)
   1 Vanguard PRIMECAP Fund                                         -              -              -           (15)          (15)

                                   VAI - 41

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed    Issued       Redeemed      (Decrease)
------------                                             ------------ -------------- ------------- -------------  ------------
   1 Vanguard Small-Cap Growth Index Fund                           -              -             -        (1,152)       (1,152)
   1 Vanguard Small-Cap Value Index Fund                            -              -             -          (938)         (938)
   6 Vanguard Total International Stock Index Fund                  -              -             -        (1,649)       (1,649)
   1 Vanguard U.S. Growth Fund                                      -              -             -           (31)          (31)
   6 Vanguard VIF Balanced Portfolio                                -              -        19,458       (33,274)      (13,816)
   6 Vanguard VIF Capital Growth Portfolio                          -              -         9,073        (4,576)        4,497
   1 Vanguard VIF Diversified Value Portfolio                       -              -             -           (95)          (95)
   6 Vanguard VIF Diversified Value Portfolio                       -              -         5,689        (3,553)        2,136
   1 Vanguard VIF Equity Income Portfolio                           -              -             -           (38)          (38)
   6 Vanguard VIF Equity Income Portfolio                           -              -        15,173        (3,045)       12,128
   1 Vanguard VIF Equity Index Portfolio                            -              -            35          (471)         (436)
   6 Vanguard VIF Equity Index Portfolio                            -              -         3,698        (3,987)         (289)
   6 Vanguard VIF Growth Portfolio                                  -              -         2,841        (1,860)          981
   1 Vanguard VIF High Yield Bond Portfolio                         -              -             -           (65)          (65)
   6 Vanguard VIF High Yield Bond Portfolio                         -              -        23,743        (2,318)       21,425
   1 Vanguard VIF International Portfolio                           -              -             -           (48)          (48)
   6 Vanguard VIF International Portfolio                           -              -        20,691       (11,581)        9,110
   6 Vanguard VIF Mid-Cap Index Portfolio                           -              -         6,832        (2,856)        3,976
   6 Vanguard VIF Money Market Portfolio                            -              -       236,092      (243,153)       (7,061)
   1 Vanguard VIF REIT Index Portfolio                              -              -             -           (86)          (86)
   6 Vanguard VIF REIT Index Portfolio                              -              -         9,234        (2,414)        6,820
   6 Vanguard VIF Short-Term Investment-Grade Portfolio             -              -         6,180        (5,803)          377
   6 Vanguard VIF Small Company Growth Portfolio                    -              -         7,166        (2,081)        5,085
   1 Vanguard VIF Total Bond Market Index Portfolio                 -              -             -        (1,035)       (1,035)
   6 Vanguard VIF Total Bond Market Index Portfolio                 -              -        15,253       (17,618)       (2,365)
   6 Vanguard VIF Total Stock Market Index Portfolio                -              -        16,891       (23,289)       (6,398)
   1 Vanguard Wellington Fund                                       -              -             -          (497)         (497)
   1 Vanguard Windsor Fund                                          -              -             -           (15)          (15)

Footnotes
   1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and
     GIVA products.
   2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile
     products that have elected the Accidental Death Benefit option.
   3 Profile product.
   4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
   5 Ovation Plus, Ovation Advisor, Trilogy, Paragdim, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.
   6 Vanguard SPIA product.
   7 Variable Annuity product.

                                   VAI - 42

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                         At December 31                        For the year ended December 31
             --------------------------------------  -----------------------------------------------------------------------
                                                        Investment Income
                           Unit Value                         Ratio               Expense Ratio             Total Return
               Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             --------- ----------------  ----------- -----------------------  -----------------------  -----------------------

AllianceBernstein Americas Government Income
  Portfolio - Class A /(6)/
-----------------------------------------------------
2008                 - $    -            $         -  9.81%    to    21.98%   1.40%    to     1.45%      0.89%   to      0.90%

AllianceBernstein Balanced Shares Portfolio -
  Class A /(7)/
-----------------------------------------------------
2008                 - $    -            $         -  8.61%    to     8.79%   1.40%    to     1.45%    -16.32%   to    -16.29%

AllianceBernstein Balanced Wealth Strategy
  Portfolio - Class A/ (7)/
-----------------------------------------------------
2012         3,224,184 $11.75 to  $11.78 $38,015,515  1.89%                   1.40%    to     1.45%     11.99%   to     12.04%
2011         4,842,740  10.49 to   10.51  50,897,886  2.64%                   1.40%    to     1.45%     -5.20%   to     -4.16%
2010         5,773,545  10.95 to   10.97  63,313,817  2.64%    to     2.91%   1.40%    to     1.45%      9.02%   to      9.08%
2009         6,666,757  10.05             67,025,289  0.90%    to     1.07%   1.40%    to     1.45%     23.08%   to     23.14%
2008         7,555,414   8.16             61,684,625  0.00%                   1.40%    to     1.45%    -17.81%   to    -17.80%

AllianceBernstein Global Bond Portfolio - Class A
  /(6)/
-----------------------------------------------------
2008                 - $    -            $         - 26.26%    to    27.25%   1.40%    to     1.45%      4.92%   to      4.94%

AllianceBernstein Global Dollar Government
  Portfolio - Class A/ (6)/
-----------------------------------------------------
2008                 - $    -            $         - 14.08%    to    14.33%   1.40%    to     1.45%      0.03%   to      0.04%

AllianceBernstein Global Thematic Growth Portfolio
  - Class A
-----------------------------------------------------
2012           807,720 $15.23 to  $15.74 $12,631,158  0.00%                   1.40%    to     1.45%     11.88%   to     11.94%
2011         1,041,684  13.61 to   14.06  14,642,176  0.62%                   1.40%    to     1.45%    -24.33%   to    -23.04%
2010         1,221,464  17.98 to   18.58  22,680,007  2.00%    to     2.27%   1.40%    to     1.45%     17.22%   to     17.28%
2009         1,410,162  15.33 to   15.84  22,325,322  0.00%                   1.40%    to     1.45%     51.28%   to     51.35%
2008         1,611,142  10.13 to   10.46  16,852,684  0.00%                   1.40%    to     1.45%    -48.13%   to    -48.10%

AllianceBernstein Global Thematic Growth Portfolio
  - Class B
-----------------------------------------------------
2012           408,714 $15.15 to  $15.27 $ 6,237,359  0.00%                   1.40%    to     1.45%     11.61%   to     11.66%
2011           519,221  13.58 to   13.68   7,096,751  0.37%                   1.40%    to     1.45%    -24.51%   to    -23.23%
2010           600,584  17.99 to   18.11  10,869,576  1.89%    to     1.91%   1.40%    to     1.45%     16.88%   to     16.94%
2009           670,486  15.39 to   15.49  10,377,924  0.00%                   1.40%    to     1.45%     50.94%   to     51.01%
2008           729,460  10.20 to   10.25   7,477,089  0.00%                   1.40%    to     1.45%    -48.22%   to    -48.20%

AllianceBernstein Growth and Income Portfolio -
  Class A
-----------------------------------------------------
2012           956,865 $28.35 to  $45.70 $43,032,979  1.48%                   1.40%    to     1.45%     15.83%   to     15.89%
2011         1,333,032  24.46 to   39.43  52,221,556  1.38%                   1.40%    to     1.45%      4.73%   to      4.79%
2010         1,584,009  23.33 to   37.61  59,194,232  0.00%                   1.40%    to     1.45%     11.47%   to     11.52%
2009         1,828,454  20.92 to   33.73  61,240,045  2.87%    to     4.03%   1.40%    to     1.45%     19.08%   to     19.14%
2008         2,162,505  17.56 to   28.31  60,526,851  2.01%    to     2.12%   1.40%    to     1.45%    -41.46%   to    -41.43%

                                   VAI - 43

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                         At December 31                         For the year ended December 31
             ---------------------------------------  -----------------------------------------------------------------------
                                                         Investment Income
                           Unit Value                          Ratio               Expense Ratio             Total Return
               Units   Lowest to Highest  Net Assets  Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             --------- ----------------  ------------ -----------------------  -----------------------  -----------------------

AllianceBernstein Growth and Income Portfolio -
  Class B
------------------------------------------------------
2012         1,078,520 $43.84 to  $44.18 $ 47,449,525  1.32%                   1.40%    to     1.45%     15.55%   to     15.61%
2011         1,345,573  37.94 to   38.22   51,417,868  1.12%                   1.40%    to     1.45%      4.42%   to      4.55%
2010         1,610,784  36.29 to   36.54   58,846,273  0.00%                   1.40%    to     1.45%     11.18%   to     11.23%
2009         1,900,840  32.64 to   32.85   62,430,642  3.21%    to     3.29%   1.40%    to     1.45%     18.62%   to     18.68%
2008         2,378,446  27.52 to   27.68   65,823,393  1.81%    to     1.88%   1.40%    to     1.45%    -41.55%   to    -41.52%

AllianceBernstein Growth Portfolio - Class A
------------------------------------------------------
2012           552,029 $19.72 to  $28.52 $ 15,505,622  0.05%                   1.40%    to     1.45%     12.25%   to     12.30%
2011           807,016  17.56 to   25.40   20,306,121  0.00%                   1.40%    to     1.45%     -0.21%   to      0.88%
2010           991,952  17.59 to   25.44   25,034,062  0.27%                   1.40%    to     1.45%     13.40%   to     13.46%
2009         1,146,177  15.50 to   22.42   25,494,474  0.00%                   1.40%    to     1.45%     31.32%   to     31.38%
2008         1,334,426  11.80 to   17.06   22,607,229  0.00%                   1.40%    to     1.45%    -43.30%   to    -43.27%

AllianceBernstein Growth Portfolio - Class B
------------------------------------------------------
2012           455,095 $27.35 to  $27.56 $ 12,531,204  0.00%                   1.40%    to     1.45%     11.94%   to     12.00%
2011           617,168  24.43 to   24.61   15,183,710  0.00%                   1.40%    to     1.45%     -0.48%   to      0.59%
2010           702,905  24.55 to   24.71   17,367,591  0.05%                   1.40%    to     1.45%     13.14%   to     13.20%
2009           816,885  21.70 to   21.83   17,831,024  0.00%                   1.40%    to     1.45%     30.96%   to     31.02%
2008         1,014,789  16.57 to   16.66   16,905,929  0.00%                   1.40%    to     1.45%    -43.43%   to    -43.40%

AllianceBernstein High Yield Portfolio - Class A/
  (6)/
------------------------------------------------------
2008                 - $    -            $          - 15.95%    to    19.71%   1.40%    to     1.45%     -0.96%   to     -0.94%

AllianceBernstein Intermediate Bond Portfolio -
  Class A /(6)/
------------------------------------------------------
2012         3,049,031 $21.60 to  $21.77 $ 65,989,194  3.99%                   1.40%    to     1.45%      4.52%   to      4.57%
2011         4,265,902  20.67 to   20.82   88,786,881  4.71%                   1.40%    to     1.45%      4.37%   to      5.10%
2010         5,084,192  19.66 to   19.80  100,631,893  5.43%    to     5.63%   1.40%    to     1.45%      7.63%   to      7.68%
2009         5,826,070  18.27 to   18.38  107,090,218  3.61%    to     3.89%   1.40%    to     1.45%     16.81%   to     16.87%
2008         6,921,494  15.64 to   15.73  108,861,652  2.52%    to     3.27%   1.40%    to     1.45%     -7.73%   to     -7.68%

AllianceBernstein Intermediate Bond Portfolio -
  Class B
------------------------------------------------------
2012            28,508 $20.88 to  $21.04 $    599,417  3.20%                   1.40%    to     1.45%      4.27%   to      4.32%
2011            48,520  20.02 to   20.17      978,264  4.70%                   1.40%    to     1.45%      4.85%   to      4.91%
2010            54,077  19.10 to   19.23    1,039,357  5.17%    to     5.31%   1.40%    to     1.45%      7.36%   to      7.41%
2009            76,114  17.79 to   17.90    1,362,096  3.39%    to     3.41%   1.40%    to     1.45%     16.50%   to     16.56%
2008            80,228  15.27 to   15.36    1,231,791  4.79%    to     5.36%   1.40%    to     1.45%     -7.93%   to     -7.89%

AllianceBernstein International Growth Portfolio -
  Class A /(5)/
------------------------------------------------------
2012           808,176 $30.69 to  $30.92 $ 24,865,079  1.50%                   1.40%    to     1.45%     13.87%   to     13.93%
2011         1,171,198  26.95 to   27.14   31,784,798  3.09%                   1.40%    to     1.45%    -20.25%   to    -17.06%
2010         1,376,540  32.49 to   32.71   45,022,353  1.94%    to     2.15%   1.40%    to     1.45%     11.27%   to     11.33%
2009         1,593,531  29.20 to   29.38   46,814,295  4.00%    to     4.44%   1.40%    to     1.45%     37.57%   to     37.64%
2008         1,861,050  21.23 to   21.35   39,723,680  0.00%    to     0.00%   1.40%    to     1.45%    -49.59%   to    -49.56%

                                   VAI - 44

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                         At December 31                       For the year ended December 31
             --------------------------------------  -----------------------------------------------------------------------
                                                        Investment Income
                           Unit Value                         Ratio               Expense Ratio             Total Return
               Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             --------- ----------------  ----------- -----------------------  -----------------------  -----------------------

AllianceBernstein International Research Growth
  Portfolio - Class A/ (5)/
-----------------------------------------------------
2007                 -      -                      - 2.42%    to     2.87%    1.40%    to     1.45%     24.35%   to     24.41%

AllianceBernstein International Value Portfolio -
  Class A
-----------------------------------------------------
2012           620,179 $14.59 to  $14.67 $ 9,094,474 1.40%                    1.40%    to     1.45%     12.88%   to     12.94%
2011           872,424  12.92 to   12.99  11,332,246 4.04%                    1.40%    to     1.45%    -23.14%   to    -20.41%
2010         1,059,862  16.24 to   16.31  17,289,372 2.56%    to     2.94%    1.40%    to     1.45%      3.09%   to      3.14%
2009         1,230,045  15.75 to   15.82  19,453,479 1.18%    to     1.24%    1.40%    to     1.45%     32.74%   to     32.81%
2008         1,513,491  11.86 to   11.91  18,024,201 1.25%    to     1.38%    1.40%    to     1.45%    -53.86%   to    -53.84%

AllianceBernstein Large Cap Growth Portfolio -
  Class A
-----------------------------------------------------
2012         1,015,986 $14.40 to  $31.93 $32,047,635 0.29%                    1.40%    to     1.45%     14.71%   to     14.77%
2011         1,374,761  12.55 to   27.82  38,191,527 0.34%                    1.40%    to     1.45%     -4.44%   to     -3.28%
2010         1,599,782  13.12 to   29.10  46,487,988 0.45%    to     0.47%    1.40%    to     1.45%      8.51%   to      8.57%
2009         1,833,028  12.09 to   26.80  49,044,239 0.13%    to     0.15%    1.40%    to     1.45%     35.54%   to     35.61%
2008         2,134,631   8.91 to   19.76  42,106,763 0.00%                    1.40%    to     1.45%    -40.53%   to    -40.50%

AllianceBernstein Large Cap Growth Portfolio -
  Class B
-----------------------------------------------------
2012           600,904 $30.69 to  $30.92 $18,511,641 0.03%                    1.40%    to     1.45%     14.45%   to     14.50%
2011           827,060  26.81 to   27.01  22,333,029 0.09%                    1.40%    to     1.45%     -4.66%   to     -3.52%
2010           979,908  28.12 to   28.31  27,740,609 0.26%    to     0.27%    1.40%    to     1.45%      8.25%   to      8.31%
2009         1,157,334  25.98 to   26.14  30,250,772 0.00%                    1.40%    to     1.45%     35.13%   to     35.20%
2008         1,447,199  19.23 to   19.34  27,978,873 0.00%                    1.40%    to     1.45%    -40.69%   to    -40.66%

AllianceBernstein Money Market Portfolio - Class A
-----------------------------------------------------
2012                 - $    -            $         - 0.01%                    0.00%                      0.00%
2011           863,801  13.01 to   13.10  11,317,492 0.01%                    1.40%    to     1.45%     -1.48%   to     -1.43%
2010         1,016,939  13.20 to   13.29  13,510,104 0.01%                    1.40%    to     1.45%     -1.43%   to     -1.38%
2009         1,367,140  13.39 to   13.47  18,416,607 0.10%    to     0.16%    1.40%    to     1.45%     -1.27%   to     -1.22%
2008         1,334,756  13.56 to   13.64  18,205,399 1.76%    to     2.24%    1.40%    to     1.45%      0.43%   to      0.48%

AllianceBernstein Money Market Portfolio - Class B
-----------------------------------------------------
2012                 - $    -            $         - 0.01%                    0.00%                      0.00%
2011           909,517  12.70 to   12.79  11,626,945 0.01%                    1.40%    to     1.45%     -1.48%   to     -1.43%
2010         1,144,512  12.88 to   12.97  14,836,347 0.01%                    1.40%    to     1.45%     -1.43%   to     -1.38%
2009         1,561,388  13.07 to   13.15  20,525,217 0.07%    to     0.09%    1.40%    to     1.45%     -1.35%   to     -1.30%
2008         1,637,371  13.24 to   13.32  21,809,368 1.38%    to     1.48%    1.40%    to     1.45%      0.18%   to      0.23%

AllianceBernstein Real Estate Investment Portfolio
  - Class A
-----------------------------------------------------
2012           339,446 $36.69 to  $36.97 $12,386,622 1.02%                    1.40%    to     1.45%     19.44%   to     19.50%
2011           462,885  30.72 to   30.94  14,319,828 1.52%                    1.40%    to     1.45%      4.87%   to      7.47%
2010           518,150  28.58 to   28.78  14,908,250 1.42%    to     1.56%    1.40%    to     1.45%     24.53%   to     24.59%
2009           584,581  22.95 to   23.10  13,499,525 2.49%    to     2.54%    1.40%    to     1.45%     27.59%   to     27.66%
2008           730,058  17.99 to   18.09  13,206,508 1.56%    to     1.96%    1.40%    to     1.45%    -36.61%   to    -36.58%

                                   VAI - 45

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                         At December 31                        For the year ended December 31
             --------------------------------------  -----------------------------------------------------------------------
                                                        Investment Income
                           Unit Value                         Ratio               Expense Ratio             Total Return
               Units   Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             --------- ----------------  ----------- -----------------------  -----------------------  -----------------------

AllianceBernstein Small Cap Growth Portfolio -
  Class A
-----------------------------------------------------
2012           948,726 $17.53 to  $18.04 $17,054,144   0.00%                  1.40%    to     1.45%     13.36%   to     13.42%
2011         1,230,349  15.46 to   15.91  19,564,609   0.00%                  1.40%    to     1.45%      2.96%   to      8.87%
2010         1,428,827  15.01 to   15.44  22,056,523   0.00%                  1.40%    to     1.45%     34.94%   to     35.00%
2009         1,601,308  11.12 to   11.44  18,310,190   0.00%                  1.40%    to     1.45%     39.72%   to     39.78%
2008         1,812,257   7.95 to    8.18  14,824,536   0.00%                  1.40%    to     1.45%    -46.33%   to    -46.30%

AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A
-----------------------------------------------------
2012           809,620 $23.59 to  $23.73 $19,109,850   0.52%                  1.40%    to     1.45%     17.03%   to     17.09%
2011         1,013,166  20.16 to   20.26  20,527,898   0.52%                  1.40%    to     1.45%     -9.71%   to     -7.22%
2010         1,219,867  22.32 to   22.43  27,359,608 0.43%to    to    0.44%   1.40%    to     1.45%     25.08%   to     25.15%
2009         1,410,289  17.85 to   17.92  25,274,627 0.98%to    to    1.00%   1.40%    to     1.45%     40.80%   to     40.87%
2008         1,681,860  12.68 to   12.72  21,397,491 0.79%to    to    0.79%   1.40%    to     1.45%    -36.51%   to    -36.47%

AllianceBernstein U.S. Large Cap Blended Style
  Portfolio - Class B /(8)/
-----------------------------------------------------
2009                 - $    -            $         -   1.90%    to    2.05%   1.40%    to     1.45%     -4.23%   to     -4.23%
2008           172,025   8.17 to    8.19   1,409,199   0.40%    to    0.45%   1.40%    to     1.45%    -42.09%   to    -42.06%

AllianceBernstein Utility Income Portfolio - Class
  A/ (11)/
-----------------------------------------------------
2009                 - $    -            $         -   7.49%    to    8.84%   1.40%    to     1.45%      8.37%   to      8.41%
2008         1,005,657  21.96 to   22.08  22,204,447   2.81%    to    3.14%   1.40%    to     1.45%    -37.50%   to    -37.47%

AllianceBernstein Value Portfolio - Class B
-----------------------------------------------------
2012         1,263,281 $11.66 to  $11.73 $14,818,605   1.56%                  1.40%    to     1.45%     13.87%   to     13.93%
2011         1,688,272  10.24 to   10.30  17,382,830   1.26%                  1.40%    to     1.45%     -5.16%   to     -5.01%
2010         2,071,143  10.80 to   10.85  22,473,925   1.76%    to    1.87%   1.40%    to     1.45%      9.82%   to      9.87%
2009         2,428,284   9.83 to    9.88  23,982,043   2.92%    to    3.09%   1.40%    to     1.45%     19.29%   to     19.35%
2008         2,891,878   8.24 to    8.28  23,928,763   2.02%    to    2.27%   1.40%    to     1.45%    -41.87%   to    -41.84%

BlackRock Basic Value V.I. Fund - Class I
-----------------------------------------------------
2012           121,030 $19.99 to  $20.14 $ 2,430,832   1.74%                  1.40%    to     1.45%     12.40%   to     12.46%
2011           142,866  17.78 to   17.91   2,557,802   1.71%                  1.40%    to     1.45%     -3.85%   to     -3.22%
2010           168,205  18.49 to   18.62   3,130,698   1.01%    to    1.54%   1.40%    to     1.45%     11.18%   to     11.24%
2009           190,271  16.63 to   16.74   3,183,127   1.95%    to    2.05%   1.40%    to     1.45%     29.25%   to     29.31%
2008           212,802  12.87 to   12.94   2,753,201   1.84%    to    2.25%   1.40%    to     1.45%    -37.68%   to    -37.65%

BlackRock Equity Dividend V.I. Fund - Class I
-----------------------------------------------------
2012            25,363 $23.43 to  $23.61 $   595,409   2.85%                  1.40%    to     1.45%     10.51%   to     10.56%
2011            16,070  21.20 to   21.35     342,762   1.96%                  1.40%    to     1.45%      4.44%   to      4.49%
2010            17,814  20.30 to   20.43     363,667   2.65%    to    2.66%   1.40%    to     1.45%      8.75%   to      8.80%
2009            18,856  18.67 to   18.78     353,847   3.03%    to    3.06%   1.40%    to     1.45%     13.22%   to     13.28%
2008            19,492  16.49 to   16.58     322,931   2.10%    to    2.48%   1.40%    to     1.45%    -34.80%   to    -34.77%

                                   VAI - 46

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                     For the year ended December 31
             ----------------------------------  ----------------------------------------------------------------------
                                                    Investment Income
                        Unit Value                        Ratio               Expense Ratio             Total Return
             Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------ ----------------  ---------- ----------------------   ----------------------   ----------------------

BlackRock Global Allocation V.I. Fund - Class I
-------------------------------------------------
2012         90,745 $21.34 to  $21.50 $1,945,301 1.55%                    1.40%    to     1.45%      8.69%   to      8.74%
2011         94,826  19.63 to   19.77  1,874,813 2.46%                    1.40%    to     1.45%     -4.88%   to     -4.83%
2010         81,856  20.64 to   20.78  1,700,510 0.90%    to     1.15%    1.40%    to     1.45%      8.47%   to      8.52%
2009         86,804  19.03 to   19.15  1,661,555 1.89%    to     1.98%    1.40%    to     1.45%     19.46%   to     19.52%
2008         83,259  15.93 to   16.02  1,333,489 1.48%    to     2.08%    1.40%    to     1.45%    -20.58%   to    -20.54%

BlackRock Global Opportunities V.I. Fund -
  Class I
-------------------------------------------------
2012         17,301 $12.31 to  $12.40 $  214,488 1.05%                    1.40%    to     1.45%     12.96%   to     13.02%
2011         19,797  10.90 to   10.97    217,164 1.14%                    1.40%    to     1.45%    -13.65%   to    -13.61%
2010         20,915  12.62 to   12.70    265,560 0.66%    to     0.78%    1.40%    to     1.45%      9.63%   to      9.68%
2009         31,329  11.52 to   11.58    362,685 2.48%    to     2.54%    1.40%    to     1.45%     33.70%   to     33.76%
2008         36,651   8.61 to    8.66    317,203 0.34%    to     0.36%    1.40%    to     1.45%    -46.71%   to    -46.68%

BlackRock High Income V.I. Fund - Class I
-------------------------------------------------
2012         17,464 $19.37 to  $19.52 $  340,344 6.65%                    1.40%    to     1.45%     13.95%   to     14.01%
2011         20,194  17.00 to   17.12    345,664 7.92%                    1.40%    to     1.45%      1.83%   to      1.88%
2010         20,729  16.69 to   16.80    348,264 7.72%    to     7.75%    1.40%    to     1.45%     13.65%   to     13.71%
2009         19,168  14.69 to   14.78    283,204 9.17%    to     9.36%    1.40%    to     1.45%     54.14%   to     54.21%
2008         21,338   9.53 to    9.58    204,432 9.12%    to     9.67%    1.40%    to     1.45%    -30.15%   to    -30.11%

BlackRock International Value V.I. Fund - Class
  I
-------------------------------------------------
2012         47,230 $15.55 to  $15.66 $  738,201 1.77%                    1.40%    to     1.45%     13.42%   to     13.48%
2011         54,091  13.71 to   13.80    746,359 2.50%                    1.40%    to     1.45%    -14.95%   to    -14.91%
2010         62,391  16.12 to   16.22  1,011,685 0.20%    to     1.03%    1.40%    to     1.45%      5.04%   to      5.09%
2009         76,957  15.35 to   15.43  1,187,154 2.08%    to     2.09%    1.40%    to     1.45%     28.10%   to     28.16%
2008         84,923  11.98 to   12.04  1,022,210 3.05%    to     3.12%    1.40%    to     1.45%    -43.32%   to    -43.30%

BlackRock Large Cap Core V.I. Fund - Class I
-------------------------------------------------
2012         74,978 $17.54 to  $17.67 $1,320,223 1.46%                    1.40%    to     1.45%     11.08%   to     11.14%
2011         82,602  15.79 to   15.90  1,312,998 1.16%                    1.40%    to     1.45%      0.92%   to      2.14%
2010         87,221  15.64 to   15.74  1,373,055 1.03%    to     1.03%    1.40%    to     1.45%      7.55%   to      7.61%
2009         87,972  14.54 to   14.63  1,287,005 1.30%    to     1.33%    1.40%    to     1.45%     20.77%   to     20.83%
2008         92,505  12.04 to   12.11  1,120,010 1.20%    to     1.24%    1.40%    to     1.45%    -39.64%   to    -39.61%

BlackRock Large Cap Growth V.I. Fund - Class I
-------------------------------------------------
2012         32,018 $11.10            $  357,644 1.47%                    1.40%                     13.62%
2011         33,241   9.77               324,879 0.79%                    1.40%                      1.03%
2010         43,298   9.67               418,850 0.53%                    1.40%                     13.88%
2009         59,834   8.49               508,252 0.56%                    1.40%                     25.05%
2008         62,460   6.79               424,281 0.37%                    1.40%                    -41.52%

BlackRock Money Market V.I. Fund - Class I
-------------------------------------------------
2012          1,038 $11.81            $   12,259 0.00%                    1.40%                     -1.39%
2011          1,984  11.98                23,757 0.00%                    1.40%                     -1.38%
2010          4,352  12.06 to   12.14     52,853 0.00%    to     0.00%    1.40%    to     1.45%     -1.44%   to     -1.39%
2009........ 11,861  12.24 to   12.32    145,822 0.15%    to     0.17%    1.40%    to     1.45%     -1.28%   to     -1.23%
2008........ 19,136  12.40 to   12.47    238,354 2.50%    to     2.76%    1.40%    to     1.45%      1.04%   to      1.09%

                                   VAI - 47

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                     For the year ended December 31
             ----------------------------------  ----------------------------------------------------------------------
                                                    Investment Income
                        Unit Value                        Ratio               Expense Ratio             Total Return
             Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------ ----------------  ---------- ----------------------   ----------------------   ----------------------

BlackRock Total Return V.I. Fund - Class I
-------------------------------------------------
2012          6,507 $17.35            $   94,135 3.41%                    1.40%                      6.73%
2011         13,600  16.26               221,128 4.31%                    1.40%                      4.69%
2010         12,271  15.43 to   15.53    190,582 5.00%    to      6.00%   1.40%    to     1.45%      7.98%   to      8.04%
2009         13,740  14.29 to   14.38    197,385 5.89%    to      5.95%   1.40%    to     1.45%     16.14%   to     16.20%
2008         13,663  12.30 to   12.37    168,925 5.18%    to      5.90%   1.40%    to     1.45%    -13.40%   to    -13.36%

BlackRock Value Opportunities V.I. Fund - Class
  I
-------------------------------------------------
2012         35,413 $24.15 to  $24.33 $  860,989 0.45%                    1.40%    to     1.45%     11.90%   to     11.96%
2011         43,008  21.58 to   21.73    934,142 0.40%                    1.40%    to     1.45%     -3.83%   to     -3.78%
2010         48,376  22.44 to   22.59  1,092,121 0.39%    to      0.52%   1.40%    to     1.45%     26.84%   to     26.90%
2009         54,097  17.69 to   17.80    962,131 0.63%    to      0.66%   1.40%    to     1.45%     26.49%   to     26.56%
2008         60,190  13.99 to   14.06    845,990 0.64%    to      0.72%   1.40%    to     1.45%    -40.91%   to    -40.88%

Delaware VIP Balanced Series--Standard Class/
  (10)/
-------------------------------------------------
2009              - $    -            $        - 8.70%                    1.25%                      2.43%
2008         12,993  25.61               332,723 4.60%                    1.25%                    -23.45%

Delaware VIP Cash Reserve Series - Standard
  Class/ (12)/
-------------------------------------------------
2011              - $    -            $        - 0.00%                    0.00%                      0.00%
2010            497  17.40                 8,653 0.09%                    1.25%                     -1.15%
2009          2,213  17.60                38,958 0.27%                    1.25%                     -0.98%
2008          4,436  14.32 to   17.78     78,859 0.00%    to      2.72%   1.25%    to     1.40%      0.68%   to      0.83%

Delaware VIP High Yield Series - Standard Class
-------------------------------------------------
2012          4,236 $41.32            $  175,034 5.84%                    1.25%                     16.36%
2011          8,546  35.51               303,465 7.99%                    1.25%                      1.11%
2010          9,688  24.51 to   35.12    340,225 7.64%    to     15.59%   1.25%    to     1.40%     13.72%   to     13.89%
2009         10,497  21.56 to   30.84    318,267 8.03%    to     13.26%   1.25%    to     1.40%     46.90%   to     47.12%
2008         14,586  14.67 to   20.96    289,663 3.99%    to     10.14%   1.25%    to     1.40%    -25.23%   to    -25.12%

Delaware VIP Limited-Term Diversified Income
  Series - Standard Class
-------------------------------------------------
2012          2,803 $27.96            $   78,357 1.69%                    1.25%                      1.49%
2011          2,804  27.55                77,244 1.97%                    1.25%                      1.64%
2010          2,806  27.10                76,040 2.37%                    1.25%                      3.14%
2009          2,807  26.28                73,767 4.61%                    1.25%                     11.39%
2008          6,680  23.59               157,573 4.71%                    1.25%                     -1.53%

Delaware VIP Smid Cap Growth Series - Standard
  Class
-------------------------------------------------
2012          2,328 $53.17            $  123,770 0.25%                    1.25%                      9.64%
2011          2,329  48.49               112,932 1.01%                    1.25%                      6.79%
2010          2,330  40.01 to   45.41    105,794 0.00%                    1.25%    to     1.40%     34.43%   to     34.63%
2009          2,567  29.76 to   33.73     86,574 0.00%                    1.25%    to     1.40%     43.39%   to     43.60%
2008         16,980  20.76 to   23.49    391,025 0.00%                    1.25%    to     1.40%    -41.38%   to    -41.29%

                                   VAI - 48

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                      For the year ended December 31
             -----------------------------------  ----------------------------------------------------------------------
                                                     Investment Income
                         Unit Value                        Ratio               Expense Ratio             Total Return
              Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------- ----------------  ---------- ----------------------   ----------------------   ----------------------

Delaware VIP Value Series - Standard Class
--------------------------------------------------
2012          29,921 $48.67            $1,456,111 2.28%                    1.25%                     13.30%
2011          33,887  35.85 to   42.95  1,455,480 1.86%                    1.25%    to     1.40%      7.48%   to      7.66%
2010          39,019  33.19 to   39.70  1,549,081 2.30%    to     2.34%    1.25%    to     1.40%     14.02%   to     14.19%
2009          41,819  29.11 to   34.77  1,453,945 0.03%    to     2.51%    1.25%    to     1.40%     16.32%   to     16.50%
2008          67,858  25.02 to   29.85  2,002,368 2.88%    to     3.03%    1.25%    to     1.40%    -34.35%   to    -34.25%

Dreyfus Stock Index Fund, Inc. - Initial Shares
--------------------------------------------------
2012          56,193 $23.18            $1,292,873 2.11%                    1.40%                     14.13%
2011          65,705 $20.31            $1,334,772 1.78%                    1.40%                      0.86%
2010          81,984  20.09 to   20.22  1,657,783 0.00%    to     1.73%    1.40%    to     1.45%     13.19%   to     13.24%
2009          96,044  17.75 to   17.86  1,714,967 0.00%    to     1.83%    1.40%    to     1.45%     24.52%   to     24.58%
2008         132,941  14.25 to   14.33  1,905,426 2.02%    to     2.19%    1.40%    to     1.45%    -38.05%   to    -38.02%

Dreyfus VIF Small Company Stock Portfolio -
  Initial Shares /(4)/
--------------------------------------------------
2007               - $    -            $        - 0.00%                    1.40%    to     1.45%      8.42%   to      8.44%

Fidelity VIP Asset Manager Portfolio - Initial
  Class
--------------------------------------------------
2012          39,631 $21.32            $  843,026 1.39%                    1.40%                     10.91%
2011          52,935  19.22             1,017,622 1.79%                    1.40%                     -3.48%
2010          67,746  20.01             1,355,378 1.58%                    1.40%                     12.68%
2009          80,050  17.76             1,421,358 2.12%                    1.40%                     27.32%
2008         107,536  13.95             1,499,698 2.31%                    1.40%                    -29.71%

Fidelity VIP Contrafund Portfolio - Initial Class
--------------------------------------------------
2012          29,162 $23.18 to  $23.35 $  667,501 1.34%                    1.40%    to     1.45%     14.74%   to     14.79%
2011          33,597  20.20 to   20.34    683,446 0.99%                    1.40%    to     1.45%     -3.93%   to     -3.04%
2010          37,364  21.02 to   21.16    790,737 1.12%                    1.40%    to     1.45%     15.53%   to     15.59%
2009          45,306  18.20 to   18.31    829,519 1.28%                    1.40%    to     1.45%     33.76%   to     33.82%
2008          54,775  13.61 to   13.68    749,411 0.75%                    1.40%    to     1.45%    -43.34%   to    -43.31%

Fidelity VIP Growth Portfolio - Initial Class
--------------------------------------------------
2012          37,809 $20.03 to  $20.19 $  744,257 0.60%                    1.40%    to     1.45%     13.03%   to     13.09%
2011          44,870  17.72 to   17.85    801,017 0.35%                    1.40%    to     1.45%     -1.24%   to      1.35%
2010          53,381  17.95 to   18.07    964,422 0.26%                    1.40%    to     1.45%     22.39%   to     22.45%
2009          61,663  14.66 to   14.75    909,811 0.39%                    1.40%    to     1.45%     26.44%   to     26.50%
2008          84,540  11.60 to   11.66    986,025 0.65%                    1.40%    to     1.45%    -47.93%   to    -47.90%

Fidelity VIP High Income Portfolio - Initial
  Class
--------------------------------------------------
2012          12,101 $17.96            $  217,389 5.37%                    1.40%                     12.64%
2011          15,176  15.95               242,045 6.42%                    1.40%                      2.59%
2010          18,030  15.44 to   15.55    280,308 7.56%                    1.40%    to     1.45%     12.19%   to     12.24%
2009          19,692  13.77 to   13.85    272,757 6.64%                    1.40%    to     1.45%     41.89%   to     41.96%
2008          32,579   9.70 to    9.76    317,810 8.07%                    1.40%    to     1.45%    -26.07%   to    -26.03%

                                   VAI - 49

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                   For the year ended December 31
             -----------------------------------  ----------------------------------------------------------------------
                                                     Investment Income
                         Unit Value                        Ratio                  Expense Ratio             Total Return
              Units  Lowest to Highest Net Assets Lowest to Highest /(1)/     Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------- ----------------  ---------- -----------------------     ----------------------   ----------------------

Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
--------------------------------------------------
2012          35,012 $21.98            $  757,545 2.29%                       1.40%                      4.42%
2011          38,069  21.05               801,488 2.86%                       1.40%                      4.96%
2010          50,521  19.89             1,004,907 3.43%                       1.40%                      6.31%
2009          57,313  18.71             1,072,370 8.88%                       1.40%                     14.11%
2008          71,501  16.40             1,172,370 5.60%                       1.40%                     -4.59%

Fidelity VIP Money Market Portfolio - Initial
  Class
--------------------------------------------------
2012         649,633 $ 9.83 to  $13.13 $6,565,026 0.17%                       1.25%    to     1.45%     -1.26%   to     -0.87%
2011          46,073   9.94 to   13.30    612,333 0.12%                       1.25%    to     1.40%     -1.37%   to     -0.60%
2010          55,787  13.47               751,428 0.18%                       1.40%                     -1.15%
2009          82,137  13.63             1,119,228 0.79%                       1.40%                     -0.68%
2008         133,408  13.72             1,830,301 2.55%                       1.40%                      1.59%

Fidelity VIP Money Market Portfolio - Service
  Class 2
--------------------------------------------------
2012         751,780 $ 9.90 to  $ 9.91 $7,458,630 0.01%                       1.40%    to     1.45%    -39.46%   to    -25.25%

Fidelity VIP Overseas Portfolio - Initial Class
--------------------------------------------------
2012           2,945 $16.96            $   49,962 2.01%                       1.40%                     19.06%
2011           3,045  14.25                43,384 1.30%                       1.40%                    -18.31%
2010           4,643  17.44                80,990 1.36%                       1.40%                     11.54%
2009           5,884  15.64                92,009 1.90%                       1.40%                     24.77%
2008           7,328  12.53                91,837 2.49%                       1.40%                    -44.59%

Invesco V.I. Capital Appreciation Fund - Series I
--------------------------------------------------
2012               - $    -            $        - 0.00%                       0.00%                      0.00%
2011          13,692   9.28 to    9.34    127,871 0.15%                       1.40%    to     1.45%     -9.23%   to     -7.46%
2010          18,227  10.22 to   10.29    187,470 0.68%                       1.40%    to     1.45%     13.83%   to     13.88%
2009          21,548   8.98 to    9.03    194,621 0.53%                       1.40%    to     1.45%     19.34%   to     19.40%
2008          30,166   7.52 to    7.57    228,170 0.00%                       1.40%    to     1.45%    -43.32%   to    -43.29%

Invesco Van Kampen V.I. American Franchise Fund
  - Series I
--------------------------------------------------
2012          12,821 $ 9.66 to  $ 9.67 $  124,879 0.00%                       1.40%    to     1.45%     -3.35%   to     -3.32%

Invesco V.I. International Growth Fund - Series I
--------------------------------------------------
2012           8,940 $18.80 to  $18.94 $  158,754 1.59%                       1.40%    to     1.45%     13.87%   to     13.92%
2011          10,101  16.51 to   16.63    167,875 1.77%                       1.40%    to     1.45%    -10.67%   to     -8.08%
2010          13,643  17.96 to   18.08    246,599 2.19%                       1.40%    to     1.45%     11.24%   to     11.30%
2009          15,972  16.15 to   16.25    259,413 1.36%                       1.40%    to     1.45%     33.30%   to     33.36%
2008          20,192  12.12 to   12.18    245,935 0.34%                       1.40%    to     1.45%    -41.24%   to    -41.21%

Lincoln VIP Delaware Foundation Moderate
  Allocation Fund - Standard Class/ (10)/
--------------------------------------------------
2012          18,704 $13.93            $  260,483 2.40%                       1.25%                      9.92%
2011          18,717  12.67               237,135 2.02%                       1.25%                     -0.97%
2010          29,951  12.79               383,208 2.54%                       1.25%                      9.63%
2009          30,657  11.67               357,797 2.32%                       1.25%                     16.71%

                                   VAI - 50

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                      For the year ended December 31
             -----------------------------------  ----------------------------------------------------------------------
                                                     Investment Income
                         Unit Value                        Ratio               Expense Ratio             Total Return
              Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------- ----------------  ---------- ----------------------   ----------------------   ----------------------

UBS U.S. Allocation Portfolio /(9)/
--------------------------------------------------
2009               - $    -            $        - 6.24%    to     8.18%    1.40%    to     1.45%     -2.38%   to     -2.37%
2008         513,051  11.31 to   11.37  5,831,271 3.26%    to     3.27%    1.40%    to     1.45%    -36.07%   to    -36.04%

Van Eck VIP Emerging Markets Fund - Initial Class
--------------------------------------------------
2012           7,616 $24.83            $  189,079 0.00%                    1.40%                     28.00%
2011           8,064  19.39               156,392 1.31%                    1.40%                    -28.12%
2010          12,360  26.48               327,335 0.57%                    1.40%                     25.08%
2009          14,487  21.17               306,758 0.15%                    1.40%                    110.22%
2008          13,847  10.07               139,471 0.00%                    1.40%                    -65.27%

Van Eck VIP Global Hard Assets Fund - Initial
  Class
--------------------------------------------------
2012           4,133 $30.05 to  $30.28 $  107,392 0.63%                    1.40%    to     1.45%      1.89%   to      1.95%
2011           4,861  29.49 to   29.70    144,341 1.47%                    1.40%    to     1.45%    -17.65%   to    -12.14%
2010           7,606  35.81 to   36.05    274,166 0.32%    to     0.34%    1.40%    to     1.45%     27.38%   to     27.44%
2009           8,654  28.12 to   28.29    244,781 0.25%    to     0.26%    1.40%    to     1.45%     55.27%   to     55.34%
2008           9,275  18.11 to   18.21    168,886 0.34%    to     0.42%    1.40%    to     1.45%    -46.90%   to    -46.88%

Vanguard 500 Index Fund
--------------------------------------------------
2012             344 $14.34            $    6,222 2.28%                    0.75%                     14.96%
2011             387  12.47                 4,824 2.33%                    0.75%                      1.21%
2010           1,512  12.32                18,633 1.78%                    0.75%                     14.06%
2009           1,679  10.80                18,141 2.25%                    0.75%                     25.54%
2008           1,855   8.61                15,959 2.24%                    0.75%                    -37.49%

Vanguard Dividend Growth Fund
--------------------------------------------------
2012          40,700 $16.47 to  $19.08 $  808,782 2.51%                    0.52%    to     0.75%      9.56%   to      9.81%
2011          25,479  15.03 to   17.37    435,764 2.16%                    0.52%    to     0.75%      8.61%   to      8.86%
2010          15,180  13.84 to   15.96    235,257 2.06%    to     3.87%    0.52%    to     0.75%      4.21%   to     10.84%
2009           9,493  14.40               136,680 2.36%                    0.52%                     21.11%
2008          10,149  11.89               120,647 2.60%                    0.52%                    -25.96%

Vanguard GNMA Fund
--------------------------------------------------
2012           2,972 $15.03 to  $15.46 $   93,104 3.16%                    0.52%    to     0.75%      1.58%   to      1.81%
2011          14,747  14.80 to   15.18    219,501 3.08%                    0.52%    to     0.75%      6.85%   to      7.10%
2010          15,199  13.85 to   14.17    211,250 3.27%    to     3.79%    0.52%    to     0.75%      6.14%   to      6.39%
2009          18,266  13.05 to   13.32    239,316 3.61%    to     4.33%    0.52%    to     0.75%      4.52%   to      4.77%
2008          20,267  12.48 to   12.72    253,915 1.68%    to     6.88%    0.52%    to     0.75%      4.98%   to      6.65%

Vanguard Health Care Fund
--------------------------------------------------
2012           1,510 $20.50            $   48,030 2.08%                    0.52%                     14.51%
2011           1,911  17.90                34,214 1.61%                    0.52%                     10.88%
2010           2,333  16.14                37,659 1.53%                    0.52%                      5.61%
2009           2,775  15.29                42,422 1.46%                    0.52%                     20.34%
2008           3,240  12.70                41,153 1.44%                    0.52%                    -18.88%

                                   VAI - 51

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                     For the year ended December 31
             ----------------------------------  ----------------------------------------------------------------------
                                                    Investment Income
                        Unit Value                        Ratio               Expense Ratio             Total Return
             Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------ ----------------  ---------- ----------------------   ----------------------   ----------------------

Vanguard Inflation-Protected Securities Fund
-------------------------------------------------
2012         34,709 $17.01              $615,488 1.83%                    0.52%                      6.22%
2011         22,054  16.01               353,077 4.39%                    0.52%                     12.65%
2010         20,704  14.21               294,239 2.47%                    0.52%                      5.62%
2009         21,663  13.46               291,497 1.67%                    0.52%                     10.23%
2008         24,336  12.21               297,091 6.28%                    0.52%                     -3.35%

Vanguard International Growth Fund
-------------------------------------------------
2012            442 $18.83              $  9,600 1.98%                    0.75%                     19.11%
2011            483 $15.81              $  7,640 1.77%                    0.75%                    -14.33%
2010            527  18.45                 9,718 1.61%                    0.75%                     14.80%
2009            572  16.07                 9,198 1.88%                    0.75%                     40.57%
2008            620  11.43                 7,090 2.78%                    0.75%                    -45.35%

Vanguard LifeStrategy Conservative Growth Fund
-------------------------------------------------
2012         13,182 $15.60 to  $15.72   $218,166 2.34%                    0.52%    to     0.75%      8.37%   to      8.62%
2011         15,245  14.37 to   14.51    219,202 2.41%                    0.52%    to     0.75%      1.00%   to      1.23%
2010         14,796  14.19 to   14.36    210,249 2.50%    to     2.52%    0.52%    to     0.75%     10.31%   to     10.57%
2009         16,034  12.83 to   13.02    206,135 2.89%    to     2.90%    0.52%    to     0.75%     16.18%   to     16.45%
2008         17,326  11.02 to   11.21    191,341 3.50%    to     4.23%    0.52%    to     0.75%    -20.12%   to    -19.94%

Vanguard LifeStrategy Growth Fund
-------------------------------------------------
2012         32,089 $15.76 to  $16.47   $541,757 2.42%                    0.52%    to     0.75%     13.52%   to     13.78%
2011         34,110  13.88 to   14.48    493,519 2.13%                    0.52%    to     0.75%     -3.01%   to     -2.79%
2010         31,832  14.31 to   14.89    473,714 1.91%    to     2.00%    0.52%    to     0.75%     14.20%   to     14.47%
2009         32,060  12.53 to   13.01    416,795 2.23%    to     2.28%    0.52%    to     0.75%     24.06%   to     24.35%
2008         33,280  10.10 to   10.46    347,946 2.35%    to     3.19%    0.52%    to     0.75%    -34.88%   to    -34.73%

Vanguard LifeStrategy Income Fund
-------------------------------------------------
2012         31,207 $15.04 to  $15.52   $505,243 2.30%                    0.52%    to     0.75%      5.75%   to      5.99%
2011         31,999  14.19 to   14.67    454,308 2.49%                    0.52%    to     0.75%      3.00%   to      3.24%
2010         31,124  13.75 to   14.25    428,136 1.56%    to     2.83%    0.52%    to     0.75%      8.41%   to      8.66%
2009         32,462  12.65 to   13.14    412,976 2.61%    to     3.21%    0.52%    to     0.75%     11.24%   to     11.50%
2008         35,021  11.35 to   11.81    399,832 3.04%    to     5.74%    0.52%    to     0.75%    -11.19%   to    -10.99%

Vanguard LifeStrategy Moderate Growth Fund
-------------------------------------------------
2012         43,288 $16.32              $748,503 2.50%                    0.52%                     11.18%
2011         34,953  14.68               513,093 2.18%                    0.52%                     -0.26%
2010         37,796  14.72               556,246 2.27%                    0.52%                     12.73%
2009         33,999  13.06               443,890 2.55%                    0.52%                     19.71%
2008         36,819  10.85 to   10.91    401,572 2.32%    to     2.98%    0.52%    to     0.75%    -27.05%   to    -26.88%

Vanguard Prime Money Market Fund
-------------------------------------------------
2012            225 $11.19              $  3,178 0.03%                    0.75%                     -0.71%
2011            253  11.27                 2,857 0.03%                    0.75%                     -0.70%
2010            283  11.35                 3,211 0.06%                    0.75%                     -0.69%
2009            314  11.43                 3,586 0.55%                    0.75%                     -0.22%
2008            346  11.46                 3,966 2.75%                    0.75%                      1.99%

                                   VAI - 52

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

             At December 31                    For the year ended December 31
      ------------------------------------     -----------------------------------------------------------------------
                                                  Investment Income
                  Unit Value                            Ratio                  Expense Ratio                Total Return
       Units  Lowest to Highest     Net Assets Lowest to Highest /(1)/     Lowest to Highest/ (2)/     Lowest to Highest/ (3)/
      ------- -----------------     ---------- -----------------------     -----------------------     -----------------------

Vanguard PRIMECAP Fund
-----------------------------------------------
2012      117 $17.96                $    2,656 1.52%                       0.75%                        14.41%
2011      132  15.70                     2,071 0.99%                       0.75%                        -2.58%
2010      147  16.11                     2,372 0.93%                       0.75%                        12.07%
2009      163  14.38                     2,348 0.82%                       0.75%                        33.42%
2008      180  10.78                     1,942 0.80%                       0.75%                       -32.91%

Vanguard Small-Cap Growth Index Fund
-----------------------------------------------
2012        - $21.00                $   11,751 0.39%                       0.75%                        16.64%
2011    2,336  18.01                    42,059 0.32%                       0.75%                        -2.31%
2010    3,488  18.43                    64,295 0.58%                       0.75%                        29.72%
2009      953  14.21                    13,542 0.33%                       0.75%                        40.79%
2008    1,053  10.09                    10,627 0.60%                       0.75%                       -40.45%

Vanguard Small-Cap Value Index Fund
-----------------------------------------------
2012      336 $17.18                $    6,643 2.70%                       0.75%                        17.68%
2011      367  14.60                     5,359 0.86%                       0.75%                        -4.88%
2010    1,305  15.35                    20,030 1.91%                       0.75%                        23.89%
2009    1,440  12.39                    17,840 2.02%                       0.75%                        29.36%
2008    1,582   9.58                    15,147 2.17%                       0.75%                       -32.56%

Vanguard Total Bond Market Index Fund
-----------------------------------------------
2012        - $16.18                $  135,298 3.72%                       0.75%                       -40.08%
2011        -  15.67                         - 0.00%                       0.75%                         6.73%
2010        -  14.68                         - 2.28%                       0.75%                         5.61%
2009    8,772  13.90                   121,940 3.78%                       0.75%                         5.18%
2008    9,740  13.22                   128,746 1.63%                       0.75%                         4.25%

Vanguard Total International Stock
  Index Fund
-----------------------------------------------
2012    4,677 $19.21                $  154,320 3.36%                       0.52%                        17.53%
2011    6,247  16.35                   102,139 2.39%                       0.52%                       -15.01%
2010    7,896  19.24                   151,886 1.48%                       0.52%                        10.55%
2009    9,626  17.40                   167,508 2.49%                       0.52%                        36.02%
2008   11,443  12.79                   146,388 1.89%                       0.52%                       -44.39%

Vanguard U.S. Growth Fund
-----------------------------------------------
2012      235 $12.26                $    3,634 0.63%                       0.75%                        17.54%
2011      264  10.43                     2,754 0.41%                       0.75%                        -1.42%
2010      295  10.58                     3,118 0.59%                       0.75%                        10.70%
2009      327   9.55                     3,124 0.58%                       0.75%                        33.95%
2008      361   7.13                     2,574 0.68%                       0.75%                       -38.28%

Vanguard VIF Balanced Portfolio
-----------------------------------------------
2012  356,326 $18.86                $6,958,526 2.59%                       0.52%                        11.98%
2011  360,389  16.85                 6,071,552 2.58%                       0.52%                         3.16%
2010  374,205  16.33                 6,111,085 2.81%                       0.52%                        10.44%
2009  360,886  14.79                 5,336,392 4.19%                       0.52%                        22.26%
2008  363,040  12.09                 4,390,675 3.93%                       0.52%                       -22.97%

                                   VAI - 53

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                      For the year ended December 31
             -----------------------------------  ----------------------------------------------------------------------
                                                     Investment Income
                         Unit Value                        Ratio               Expense Ratio             Total Return
              Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------- ----------------  ---------- ----------------------   ----------------------   ----------------------

Vanguard VIF Capital Growth Portfolio
--------------------------------------------------
2012          29,244 $19.83            $  630,672 0.98%                    0.52%                     14.87%
2011          32,742  17.26               565,096 0.86%                    0.52%                     -1.44%
2010          28,245  17.51               494,623 0.84%                    0.52%                     12.49%
2009          28,803  15.57               448,372 1.05%                    0.52%                     33.60%
2008          32,644  11.65               380,370 0.92%                    0.52%                    -30.73%

Vanguard VIF Diversified Value Portfolio
--------------------------------------------------
2012          34,439 $15.11 to  $18.47 $  655,453 2.51%                    0.52%    to     0.75%     15.63%   to     15.89%
2011          41,736  13.06 to   15.94    662,064 1.90%                    0.52%    to     0.75%      3.14%   to      3.38%
2010          39,695  12.67 to   15.42    608,721 2.36%    to      2.46%   0.52%    to     0.75%      8.52%   to      8.77%
2009          40,031  11.67 to   14.17    564,205 3.94%    to      4.00%   0.52%    to     0.75%     25.98%   to     26.27%
2008          42,122   9.27 to   11.22    470,130 2.97%    to      3.01%   0.52%    to     0.75%    -36.62%   to    -36.48%

Vanguard VIF Equity Income Portfolio
--------------------------------------------------
2012          68,104 $15.52 to  $18.42 $1,256,909 2.25%                    0.52%    to     0.75%     12.55%   to     12.81%
2011          53,662  13.79 to   16.32    872,612 1.96%                    0.52%    to     0.75%      9.44%   to      9.69%
2010          41,572  12.60 to   14.88    615,533 2.20%    to      2.81%   0.52%    to     0.75%     13.86%   to     14.12%
2009          29,314  11.07 to   13.04    379,492 4.65%    to      4.72%   0.52%    to     0.75%     15.90%   to     16.17%
2008          36,057   9.55 to   11.23    402,323 3.54%    to      3.62%   0.52%    to     0.75%    -31.43%   to    -31.27%

Vanguard VIF Equity Index Portfolio
--------------------------------------------------
2012          33,924 $15.95            $  590,769 1.91%                    0.52%                     15.26%
2011          37,388  11.96 to   13.83    517,248 1.60%                    0.52%    to     0.75%      1.17%   to      1.41%
2010          38,113  11.82 to   13.64    519,178 1.85%    to      2.03%   0.52%    to     0.75%     14.06%   to     14.32%
2009          35,963  10.37 to   11.93    428,431 2.38%    to      2.61%   0.52%    to     0.75%     25.50%   to     25.79%
2008          35,497   8.26 to    9.49    336,117 2.29%    to      2.35%   0.52%    to     0.75%    -37.41%   to    -37.26%

Vanguard VIF Growth Portfolio
--------------------------------------------------
2012          13,231 $15.13            $  208,291 0.46%                    0.52%                     17.82%
2011          14,180  12.85               182,151 0.61%                    0.52%                     -1.35%
2010          13,199  13.02               171,872 0.66%                    0.52%                     11.23%
2009          12,968  11.71               151,811 0.67%                    0.52%                     34.35%
2008           7,614   8.71                66,342 0.86%                    0.52%                    -38.04%

Vanguard VIF High Yield Bond Portfolio
--------------------------------------------------
2012          60,250 $16.90 to  $18.27 $1,117,069 5.01%                    0.52%    to     0.75%     13.44%   to     13.70%
2011          48,802  14.90 to   16.07    783,503 5.08%                    0.52%    to     0.75%      6.14%   to      6.38%
2010          27,442  14.03 to   15.11    413,765 6.40%    to      6.97%   0.52%    to     0.75%     11.27%   to     11.52%
2009          25,583  12.61 to   13.55    345,786 7.48%    to     79.09%   0.52%    to     0.75%     37.81%   to     38.13%
2008          20,078   9.15 to    9.81    196,307 8.28%    to     13.69%   0.52%    to     0.75%    -22.53%   to    -22.36%

Vanguard VIF International Portfolio
--------------------------------------------------
2012         132,378 $17.24 to  $20.94 $2,835,550 1.92%                    0.52%    to     0.75%     19.24%   to     19.51%
2011         114,758  14.46 to   17.52  2,008,800 1.56%                    0.52%    to     0.75%    -14.18%   to    -13.98%
2010         105,696  16.85 to   20.37  2,150,695 1.36%    to      1.56%   0.52%    to     0.75%     14.86%   to     15.12%
2009          91,643  14.67 to   17.69  1,619,404 3.46%    to     51.58%   0.52%    to     0.75%     41.72%   to     42.04%
2008          89,118  10.35 to   12.46  1,108,521 2.80%    to      3.83%   0.52%    to     0.75%    -45.33%   to    -45.20%

                                   VAI - 54

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                       At December 31                      For the year ended December 31
             -----------------------------------  ----------------------------------------------------------------------
                                                     Investment Income
                         Unit Value                        Ratio               Expense Ratio             Total Return
              Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/ (2)/  Lowest to Highest/ (3)/
             ------- ----------------  ---------- ----------------------   ----------------------   ----------------------

Vanguard VIF Mid-Cap Index Portfolio
--------------------------------------------------
2012          47,563 $20.29            $  980,413 1.06%                    0.52%                     15.21%
2011          37,399  17.61               658,715 0.94%                    0.52%                     -2.54%
2010          33,423  18.07               604,056 0.71%                    0.52%                     24.72%
2009          23,684  14.49               343,210 2.01%                    0.52%                     39.64%
2008          24,826  10.38               257,625 1.77%                    0.52%                    -42.12%

Vanguard VIF Money Market Portfolio
--------------------------------------------------
2012          75,925 $11.48            $  886,797 0.14%                    0.52%                     -0.38%
2011          54,408  11.53               627,066 0.20%                    0.52%                     -0.35%
2010          61,469  11.37 to   11.57    710,964 0.12%    to     0.26%    0.52%    to     0.75%     -0.52%   to     -0.29%
2009          67,386  11.43 to   11.60    779,982 0.56%    to     0.62%    0.52%    to     0.75%     -0.13%   to      0.10%
2008          65,710  11.44 to   11.59    759,870 0.94%    to     1.35%    0.52%    to     0.75%      2.04%   to      2.28%

Vanguard VIF REIT Index Portfolio
--------------------------------------------------
2012          30,759 $18.98 to  $22.88 $  729,141 1.84%                    0.52%    to     0.75%     16.58%   to     16.85%
2011          28,790  16.28 to   19.58    560,376 1.43%                    0.52%    to     0.75%      7.63%   to      7.88%
2010          22,056  15.13 to   18.15    396,997 2.50%    to     2.77%    0.52%    to     0.75%     27.29%   to     27.59%
2009          21,509  11.88 to   14.23    303,195 4.36%    to     4.42%    0.52%    to     0.75%     28.18%   to     28.47%
2008          21,906   9.27 to   11.07    240,254 3.90%    to     4.25%    0.52%    to     0.75%    -37.72%   to    -37.57%

Vanguard VIF Short-Term Investment-Grade
Portfolio
--------------------------------------------------
2012          18,707 $13.75            $  287,840 2.57%                    0.52%                      3.87%
2011          20,343  13.23               269,185 3.22%                    0.52%                      1.49%
2010          19,966  13.04               260,327 2.94%                    0.52%                      4.67%
2009          21,494  12.46               267,733 4.68%                    0.52%                     13.27%
2008          24,235  11.00               266,514 4.45%                    0.52%                     -3.96%

Vanguard VIF Small Company Growth Portfolio
--------------------------------------------------
2012          21,120 $18.38            $  408,195 0.24%                    0.52%                     14.06%
2011          22,967  16.12               370,143 0.16%                    0.52%                      0.84%
2010          17,882  15.98               285,801 0.31%                    0.52%                     31.10%
2009          17,809  12.19               217,106 1.06%                    0.52%                     38.65%
2008          14,614   8.79               128,491 0.73%                    0.52%                    -39.79%

Vanguard VIF Total Bond Market Index Portfolio
--------------------------------------------------
2012          77,829 $14.55 to  $15.32 $1,257,553 2.74%                    0.52%    to     0.75%    -40.85%   to      3.48%
2011          94,329  14.10 to   14.81  1,390,752 3.35%                    0.52%    to     0.75%      6.85%   to      7.10%
2010          97,729  13.19 to   13.83  1,345,224 0.78%    to     3.15%    0.52%    to     0.75%      5.70%   to      5.95%
2009          65,298  12.48 to   13.05    851,465 4.39%    to     4.41%    0.52%    to     0.75%      5.15%   to      5.39%
2008          74,144  11.87 to   12.38    917,432 4.35%    to     4.35%    0.52%    to     0.75%      4.44%   to      4.68%

Vanguard VIF Total Stock Market Index Portfolio
--------------------------------------------------
2012         177,563 $16.70            $3,208,385 1.61%                    0.52%                     15.72%
2011         176,236  14.43             2,543,339 1.38%                    0.52%                      0.31%
2010         182,634  14.39             2,627,520 1.68%                    0.52%                     16.50%
2009         178,758  12.35             2,207,465 1.78%                    0.52%                     27.59%
2008         192,588   9.68             1,863,979 1.54%                    0.52%                    -37.61%

                                    VAI -55

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                 At December 31                For the year ended December 31
         ----------------------------------   -----------------------------------------------------------------------
                                                 Investment Income
                   Unit Value                          Ratio                  Expense Ratio                Total Return
         Units Lowest to Highest   Net Assets Lowest to Highest /(1)/     Lowest to Highest/ (2)/     Lowest to Highest/ (3)/
         ----- -----------------   ---------- -----------------------     -----------------------     -----------------------

Vanguard Wellington Fund
----------------------------------------------
2012             113  $18.28          $ 2,622  3.90%                      0.75%                        11.73%
2011           3,952   16.36           64,659  2.97%                      0.75%                         3.08%
2010           4,449   15.87           70,619  4.25%                      0.75%                        10.11%
2009             158   14.42            2,278 35.46%                      0.75%                        21.28%
2008             174   11.89            2,073  4.39%                      0.75%                       -22.88%

Vanguard Windsor Fund
----------------------------------------------
2012             117  $14.16          $ 2,084  2.31%                      0.75%                        19.87%
2011             131   11.81            1,548  1.55%                      0.75%                        -4.71%
2010             146   12.40            1,814  1.17%                      0.75%                        13.97%
2009             162   10.88            1,765  2.01%                      0.75%                        33.68%
2008             179    8.14            1,457  2.12%                      0.75%                       -41.55%

                                   VAI - 56

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


(1) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests. In 2012 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.
(2) These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(3) These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2012, 2011, 2010, 2009, and 2008, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.
(4) Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio-Initial Shares was closed and liquidated.
(5) Effective December 7, 2007, AllianceBernstein International Research Growth Portfolio - Class A was acquired by AllianceBernstein International Growth Portfolio-Class A.
(6) Effective April 25, 2008, AllianceBernstein Americas Government Income Portfolio - Class A, AllianceBernstein Global Bond Portfolio-Class A, AllianceBernstein Global Dollar Government Portfolio - Class A, and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio-Class A, which subsequently changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.
(7) Effective September 26, 2008, AllianceBernstein Balanced Shares Portfolio - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.
(8) Effective February 13, 2009, AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B was closed and liquidated.
(9) Effective April 24, 2009, UBS U.S. Allocation Portfolio was closed and liquidated.
(10)Effective June 12, 2009, Delaware VIP Balanced Series-Standard Class was acquired by Lincoln VIP Delaware Foundation Moderate Allocation Fund -Standard Class.
(11)Effective September 25, 2009, AllianceBernstein Utility Income Portfolio-Class A was closed and liquidated.
(12)Effective June 24, 2011, Delaware VIP Cash Reserve Series-Standard Class was closed and liquidated.

                                   VAI - 57

SEPARATE ACCOUNT I
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VAI - 58

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                                                                                -------
Report of Independent Registered Public Accounting Firm                                               1
Consolidated Balance Sheets - December 31, 2012 and 2011                                         2 to 3
Consolidated Statements of Income - Years Ended December 31, 2012, 2011 and 2010                      4
Consolidated Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010        5
Consolidated Statements of Equity - Years Ended December 31, 2012, 2011 and 2010                      6
Consolidated Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010             7 to 8
Notes to Consolidated Financial Statements                                                      9 to 82

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, effective December 31, 2012, the Company merged with several AIG affiliated insurance companies, with the Company being the surviving legal entity.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                         ----------------------
                                                                                           2012       2011
                                                                                         -------- -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                             (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $92,439; 2011 - $92,072)                                    $104,320   $ 99,585
   Fixed maturity securities, trading, at fair value                                           --        953
   Hybrid securities, at fair value
     (cost: 2012 - $1,326; 2011 - $210)                                                     1,327        186
   Equity securities, available for sale, at fair value
     (cost: 2012 - $54; 2011 - $82)                                                            83        155
   Equity securities, trading, at fair value                                                  562         --
   Mortgage and other loans receivable
     (net of allowance: 2012 - $155; 2011 - $233)                                           8,245      8,418
   Policy loans                                                                             1,587      1,642
   Investment real estate
     (net of accumulated depreciation of: 2012 - $176; 2011 - $166)                           519        328
   Partnerships and other invested assets                                                   6,750      6,736
   Aircraft
     (net of accumulated depreciation and impairment of: 2012 - $1,158; 2011 - $1,056)        984      1,095
   Short-term investments
     (portion measured at fair value: 2012 - $3,193; 2011 - $1,450)                         4,793      3,206
   Derivative assets, at fair value                                                           756        672
                                                                                         --------   --------
Total investments                                                                         129,926    122,976
Cash                                                                                          325        292
Restricted cash                                                                                72         95
Investment in AIG
  (cost: 2012 - $10; 2011 - $10)                                                                4          3
Accrued investment income                                                                   1,117      1,137
Amounts due from related parties                                                              241         91
Reinsurance receivables                                                                     1,758      1,842
Deferred policy acquisition costs and value of business acquired                            4,497      5,095
Deferred sales inducements                                                                    354        555
Income taxes receivable                                                                       438         --
Other assets                                                                                  954        830
Separate account assets, at fair value                                                     27,942     25,103
                                                                                         --------   --------
TOTAL ASSETS                                                                             $167,628   $158,019
                                                                                         ========   ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)


                                                                                           December 31,
                                                                                      -------------------------
                                                                                        2012          2011
                                                                                       --------   -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                      (In Millions, except share
                                                                                               data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits                                                             $ 29,642      $ 28,148
   Policyholder contract deposits                                                       72,925        74,445
   Policy claims and benefits payable                                                      738           821
   Other policyholders' funds                                                            2,007         2,026
   Income taxes payable to parent                                                           --             2
   Deferred income taxes payable                                                         1,706         1,184
   Notes payable - to affiliates, net                                                      142           201
   Notes payable - to third parties, net                                                   158           175
   Amounts due to related parties                                                          135           111
   Securities lending payable                                                            1,466            --
   Derivative liabilities, at fair value                                                   967           717
   Other liabilities                                                                     3,639         2,424
   Separate account liabilities                                                         27,942        25,103
                                                                                       --------     --------
TOTAL LIABILITIES                                                                      141,467       135,357
                                                                                       --------     --------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 13)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding          1             1
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding            6             6
   Additional paid-in capital                                                           25,368        27,250
   Accumulated deficit                                                                  (5,274)       (8,291)
   Accumulated other comprehensive income                                                5,893         3,536
                                                                                       --------     --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                              25,994        22,502
                                                                                       --------     --------
NONCONTROLLING INTERESTS                                                                   167           160
                                                                                       --------     --------
TOTAL EQUITY                                                                            26,161        22,662
                                                                                       --------     --------
TOTAL LIABILITIES AND EQUITY                                                          $167,628      $158,019
                                                                                       ========     ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                              Years ended December 31,
                                                                                        -----------------------------------
                                                                                          2012       2011          2010
                                                                                        -------  ------------- -------------
                                                                                                 (as adjusted, (as adjusted,
                                                                                                  see Note 1)   see Note 1)
                                                                                                   (In Millions)
REVENUES:
   Premiums and other considerations                                                    $ 1,616     $ 1,615       $ 1,632
   Net investment income                                                                  7,001       6,440         7,213
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities             (127)       (434)         (615)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income          (170)        (32)         (145)
                                                                                        -------     -------       -------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                          (297)       (466)         (760)
       Other realized investment gains                                                      844         248           356
                                                                                        -------     -------       -------
          Total net realized investment gains (losses)                                      547        (218)         (404)
   Insurance charges                                                                      1,334       1,365         1,416
   Other income:
       Variable annuity fees                                                                629         517           471
       Commissions                                                                          540         507           450
       Investment advisory fees                                                             316         297           259
       Rental income from aircraft operating leases                                         192         197           196
       Other                                                                                633         452           483
                                                                                        -------     -------       -------
TOTAL REVENUES                                                                           12,808      11,172        11,716
                                                                                        -------     -------       -------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                  4,247       3,875         3,507
   Interest credited on policyholder contract deposits                                    2,820       2,575         2,697
   Amortization of deferred policy acquisition costs and value of business acquired         665         982           992
   Amortization of deferred sales inducements                                               114         205           179
   General and administrative expenses, net of deferrals                                  1,666       1,528         1,579
   Commissions, net of deferrals                                                            894         758           699
                                                                                        -------     -------       -------
TOTAL BENEFITS AND EXPENSES                                                              10,406       9,923         9,653
                                                                                        -------     -------       -------
INCOME BEFORE INCOME TAX BENEFIT                                                          2,402       1,249         2,063
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                   29        (170)          (15)
   Deferred                                                                                (651)       (543)       (1,115)
                                                                                        -------     -------       -------
TOTAL INCOME TAX BENEFIT                                                                   (622)       (713)       (1,130)
                                                                                        -------     -------       -------
NET INCOME                                                                                3,024       1,962         3,193
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                              7         (35)            7
                                                                                        -------     -------       -------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                              $ 3,017     $ 1,997       $ 3,186
                                                                                        =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                           Years ended December 31,
                                                                                     -----------------------------------
                                                                                       2012       2011          2010
                                                                                     -------  ------------- -------------
                                                                                              (as adjusted, (as adjusted,
                                                                                               see Note 1)   see Note 1)
                                                                                                (In Millions)
NET INCOME                                                                           $ 3,024     $ 1,962       $ 3,193
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of reclassification
     adjustments                                                                       1,452         325         1,267
   Deferred income tax expense on above changes                                         (545)       (111)         (447)
   Net unrealized gains on all other invested assets arising during the current
     period - net of reclassification adjustments                                      3,143       3,087         3,012
   Deferred income tax expense on above changes                                       (1,015)     (1,104)       (1,096)
   Adjustment to deferred policy acquisition costs, value of business acquired and
     deferred sales inducements                                                         (716)       (385)         (615)
   Deferred income tax benefit on above changes                                          257         134           216
   Insurance loss recognition                                                           (336)     (1,478)         (234)
   Deferred income tax benefit on above changes                                          119         519            81
   Foreign currency translation adjustments                                               (3)          3             7
   Deferred income tax (expense) benefit on above changes                                  1          (1)           (3)
                                                                                     -------     -------       -------
OTHER COMPREHENSIVE INCOME                                                             2,357         989         2,188
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME                                                                   5,381       2,951         5,381
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                       7         (35)            7
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                 $ 5,374     $ 2,986       $ 5,374
                                                                                     =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY

                                                                              Years ended December 31,
                                                                        -----------------------------------
                                                                          2012       2011          2010
                                                                        -------  ------------- -------------
                                                                                 (as adjusted, (as adjusted,
                                                                                  see Note 1)   see Note 1)
                                                                                   (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year                                 $     1    $      1      $      1
COMMON STOCK:
   Balance at beginning and end of year                                       6           6             6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                          27,250      29,026        29,170
       Capital contributions from Parent (see Note 14)                       --          16             6
       Return of capital                                                 (1,882)     (1,792)         (150)
                                                                        -------    --------      --------
   Balance at end of year                                                25,368      27,250        29,026
                                                                        -------    --------      --------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                          (8,291)    (10,290)      (12,533)
       Cumulative effect of accounting change, net of tax                    --          --          (943)
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                 (8,291)    (10,290)      (13,476)
       Net income attributable to AGL                                     3,017       1,997         3,186
       Other                                                                 --           2            --
                                                                        -------    --------      --------
   Balance at end of year                                                (5,274)     (8,291)      (10,290)
                                                                        -------    --------      --------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                           3,536       2,547           338
       Cumulative effect of accounting change, net of tax                    --          --            21
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                  3,536       2,547           359
       Other comprehensive income                                         2,357         989         2,188
                                                                        -------    --------      --------
   Balance at end of year                                                 5,893       3,536         2,547
                                                                        -------    --------      --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY               25,994      22,502        21,290
                                                                        -------    --------      --------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                             160         195           188
       Net income (loss) attributable to noncontrolling interests             7         (35)            7
                                                                        -------    --------      --------
   Balance at end of year                                                   167         160           195
                                                                        -------    --------      --------
TOTAL EQUITY                                                            $26,161    $ 22,662      $ 21,485
                                                                        =======    ========      ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                         Years ended December 31,
                                                                                   ------------------------------------
                                                                                     2012        2011          2010
                                                                                   --------  ------------- -------------
                                                                                             (as adjusted, (as adjusted,
                                                                                              see Note 1)   see Note 1)
                                                                                               (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  3,024    $  1,962      $  3,193
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                   2,820       2,575         2,697
Fees charged for policyholder contract deposits                                      (1,137)     (1,191)       (1,140)
Amortization of deferred policy acquisition costs and value of business acquired        665         982           992
Amortization of deferred sales inducements                                              114         205           179
Net realized investment (gains) losses                                                 (547)        218           404
Foreign exchange transaction (gains) losses                                              (1)         --            --
Equity in income of partnerships and other invested assets                             (314)       (201)         (316)
Depreciation and amortization                                                            31          39            43
Flight equipment depreciation                                                           102         110           121
Amortization (accretion) of net premium/discount on investments                        (774)       (638)         (828)
Provision for deferred income taxes                                                    (651)       (581)       (1,551)
Unrealized (gains) losses in earnings - net                                             102          (4)         (349)
Capitalized interest                                                                    (36)       (138)         (162)
CHANGE IN:
   Trading securities, at fair value                                                     --           2            --
   Accrued investment income                                                             20         (83)          (32)
   Amounts due to/from related parties                                                 (126)        220             2
   Reinsurance receivables                                                               84          64            69
   Deferral of deferred policy acquisition costs and value of business acquired        (604)       (679)         (537)
   Deferral of sales inducements                                                         (5)        (10)           (9)
   Income taxes currently receivable/payable                                           (449)       (155)          855
   Other assets                                                                         (71)         13          (176)
   Future policy benefits                                                               922         865           346
   Other policyholders' funds                                                           (19)        (56)          (74)
   Other liabilities                                                                    266          (8)          514
Other, net                                                                              152         (82)          135
                                                                                   --------    --------      --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                      3,568       3,429         4,376
                                                                                   --------    --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale                                    (18,902)    (28,181)      (26,248)
   Equity securities                                                                   (562)        (17)          (28)
   Mortgage and other loans                                                            (961)     (1,224)         (831)
   Flight equipment                                                                     (11)        (14)           (9)
   Acquired businesses, net                                                             (48)         --            --
   Other investments, excluding short-term investments                               (4,215)     (1,469)       (1,498)
Sales of:
   Fixed maturity securities, available for sale                                     15,386      10,505        19,160
   Equity securities                                                                     36         133           130
   Mortgage and other loans                                                             397          --           200
   Flight equipment                                                                       7         102            --
   Divested businesses, net                                                              35          --            --
   Other investments, excluding short-term investments                                2,167       2,067         1,304
Redemptions and maturities of:
   Fixed maturity securities, available for sale                                      6,043       7,677         6,390
   Mortgage and other loans                                                             875         572         1,137
   Other investments, excluding short-term investments                                  598         274           313
Purchases of property, equipment and software                                           (24)        (24)          (23)
Sales of property, equipment and software                                                 1           1            --
Change in restricted cash                                                                23           4           (22)
Change in short-term investments                                                     (1,587)      8,879        (2,816)
                                                                                   --------    --------      --------
       NET CASH USED IN INVESTING ACTIVITIES                                       $   (742)   $   (715)     $ (2,841)
                                                                                   --------    --------      --------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                    Years ended December 31,
                                                              -----------------------------------
                                                                2012       2011          2010
                                                              -------  ------------- -------------
                                                                       (as adjusted, (as adjusted,
                                                                        see Note 1)   see Note 1)
                                                                         (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                 $ 5,011     $ 8,243       $ 5,909
Policyholder account withdrawals                               (4,830)     (5,798)       (4,694)
Net exchanges to/(from) separate accounts                        (756)       (361)         (211)
Claims and annuity payments                                    (2,572)     (2,723)       (2,259)
Proceeds from repurchase agreements                               857          --            --
Repayment of notes payable                                       (202)       (159)         (232)
Federal Home Loan Bank borrowings                                  60          --            --
Security deposits on flight equipment                             (12)        (11)           39
Change in securities lending payable                            1,466          --            --
Cash overdrafts                                                    67          28            68
Return of capital                                              (1,882)     (1,792)         (150)
                                                              -------     -------       -------
   NET CASH USED IN FINANCING ACTIVITIES                       (2,793)     (2,573)       (1,530)
                                                              -------     -------       -------
INCREASE IN CASH                                                   33         141             5
CASH AT BEGINNING OF PERIOD                                       292         151           146
                                                              -------     -------       -------
CASH AT END OF PERIOD                                         $   325     $   292       $   151
                                                              =======     =======       =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $   132     $   201       $   164
Interest (received) paid                                      $    25     $   (11)      $  (157)
Non-cash activity:
Sales inducements credited to policyholder contract deposits  $    66     $   110       $   108
Other various non-cash contributions                          $    --     $    15       $     3

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly-owned subsidiaries, is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of fixed deferred annuities to bank customers. Primary products include term life insurance, universal and whole life insurance, accident and health insurance, fixed and variable annuities, indexed deferred annuities, fixed payout annuities, private placement variable annuities, structured settlement contracts, terminal funding annuities, immediate annuities, corporate-owned life insurance, bank-owned life insurance, guaranteed investment contracts ("GICs") and group benefits. The Company distributes its products through Matrix Direct and various independent marketing organizations, independent and career insurance agents, financial institutions, structured settlement brokers and benefit consultants. The Company, through its subsidiaries Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), SunAmerica Asset Management Corp. ("SAAMCo") and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly-owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On November 30, 2012, AIG, as the ultimate parent, finalized a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly-owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

Effective December 31, 2011, American General Life Companies ("AGLC"), a subsidiary of AGL, merged with AGL, the surviving entity. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements were not impacted by this transaction as AGLC was previously consolidated with AGL prior to this merger.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurement of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2012, the Company recorded the effect of out of period adjustments which decreased pre-tax income by $109 million. The out of period adjustments are primarily related to certain GIC contracts being incorrectly set up at issuance in the Company's administration system. The Company also recorded the net effect of an out of period adjustment which decreased equity by $30 million. The out of period adjustment was related to an update in the methodology which the company uses to calculate the shadow DAC amortization on a certain block of business. As a result of this correction, shadow DAC was previously understated by $46 million. The Company has evaluated these corrections taking into account both qualitative and quantitative factors and considered the impact of these

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

corrections to 2012 as well as the materiality to the prior periods in which they originated. Management believes these corrections are not material to the accompanying 2012 financial statements.

Consolidation of Variable Interest Entities

The consolidated financial statements include the accounts of AGL, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and VIEs in which we are the primary beneficiary. Equity investments in corporate entities that we do not consolidate, but in which we hold 20 percent to 50 percent of the voting rights and investments in partnership and partnership-like entities for which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003. In 2004, the Company purchased
80.1 percent of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware statutory trust established on November 21, 2003. See Notes 6 and 16.

The business of Castle 1 Trust, Castle 2 Trust and their wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust and Castle 2 Trust have been included in these consolidated financial statements.

The Company also consolidates its investment in various limited partnerships.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of deferred taxes and an adjustment to DAC and deferred sales inducements, in shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II"), which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income. Non-refundable loan origination fees and certain incremental direct origination

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent interest (five percent in 2011) are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income. With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of Dallas and mutual funds. Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

Aircraft

Aircraft owned by Castle 1 Trust and Castle 2 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company issues or has issued certain variable annuity products that offer optional guaranteed living benefits which are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

See Note 5 for further discussion of embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives, with the exception of those which hedge the Company's GIC liabilities, are reported as part of net realized investment gains and losses in the consolidated statements of income. The change in fair value of derivatives which hedge the GIC liabilities are reported in policyholder benefits.

See Notes 3 and 5 for additional disclosures.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.

DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC, and meet policyholder obligations, an adjustment to DAC and additional future policy benefits for those products is recorded using best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income.

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life and investment-oriented products, VOBA is amortized in relation to the EGPs for each period. Similar to DAC, VOBA is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported with the same financial statement line items.

With respect to the variable annuity contracts, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies and variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is
8.3 percent and 7.5 percent, respectively.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to policyholder benefits in the consolidated statements of income if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum account value ("GMAV"), accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gains (losses) in the consolidated statements of income.

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the policyholder at time of contract issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying policyholder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded policy derivatives incorporates an additional spread to the swap curve used to value those embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge funds investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivative assets and liabilities, except for those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

    .  Exchange gains and losses resulting from foreign currency transactions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INSURANCE CHARGES AND OTHER

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under GAAP for relevant items.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in an increase to beginning of period accumulated deficit for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised its historical financial statements and accompanying notes in the financial statements for the changes in DAC and associated changes in acquisitions expenses and income taxes.

The following table presents amounts as of December 31, 2011 as if the Company had previously reported merged financial statements, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated balance sheet.

                                                                     As Previously Effect of As Currently
                                                                       Reported     Change     Reported
DECEMBER 31, 2011                                                    ------------- --------- ------------
                                                                                (in Millions)
Balance Sheet:
   Deferred policy acquisition cost and value of business acquired     $  6,298     $(1,203)   $  5,095
   Deferred sales inducements                                               516          39         555
   Income tax receivable                                                   (280)        280          --
   Total assets                                                         158,903        (884)    158,019
   Deferred income tax payable                                            1,311        (127)      1,184
   Total liabilites                                                     135,484        (127)    135,357
   Accumulated deficit                                                   (7,345)       (946)     (8,291)
   Accumulated other comprehensive income                                 3,347         189       3,536
   Total AGL shareholder's equity                                        23,259        (757)     22,502
   Total equity                                                          23,419        (757)     22,662
   Total laibilities and equity                                         158,903        (884)    158,019

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present amounts for the years ended December 31, 2011 and 2010 as if the Company had previously reported merged financial statements to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated statements of income and consolidated statements of cash flows.

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $1,234       $(252)     $  982
   Amortization of deferred sales inducements                             183          22         205
   General and administrative expenses, net of deferrals                1,310         218       1,528
   Commissions, net of deferrals                                          731          27         758
   Total benefits and expenses                                          9,908          15       9,923
   Income before income tax benefit                                     1,264         (15)      1,249
   Income tax benefit                                                    (709)         (4)       (713)
   Net income                                                           1,973         (11)      1,962
   Net income attributable to AGL                                       2,008         (11)      1,997

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $ 1,231      $(239)    $   992
   Amortization of deferred sales inducements                              177          2         179
   General and administrative expenses, net of deferrals                 1,393        186       1,579
   Commissions, net of deferrals                                           670         29         699
   Total benefits and expenses                                           9,675        (22)      9,653
   Income before income tax benefit                                      2,041         22       2,063
   Income tax benefit                                                   (1,136)         6      (1,130)
   Net income                                                            3,177         16       3,193
   Net income attributable to AGL                                        3,170         16       3,186

Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $1,973       $ (11)     $1,962
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                       1,234        (252)        982
   Amortization of deferred sales inducements                                  183          22         205
   Provision for deferred income taxes                                        (577)         (4)       (581)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                 (924)        245        (679)
   Income taxes currently receivable/payable                                  (161)          6        (155)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $ 3,177      $  16     $ 3,193
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                        1,231       (239)        992
   Amortization of deferred sales inducements                                   177          2         179
   Provision for deferred income taxes                                       (1,557)         6      (1,551)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                  (752)       215        (537)
   Income taxes currently receivable/payable                                    848          7         855

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012. There are no repurchase agreements that continue to be accounted for as sales as of December 31, 2012.

Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effective beginning January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.
See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of VIEs

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

    . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

    . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

    . The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

    . Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims-paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                              Counterparty      Cash
At December 31, 2012                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------------
                                                                                 (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   515 $    --    $  --         $  --          $    515
   Foreign government                                       7   2,545      --       --            --             2,552
   States, territories & political subdivisions            --   1,621     633       --            --             2,254
   Corporate debt                                          --  74,506   1,240       --            --            75,746
   RMBS                                                    --   9,972   4,957       --            --            14,929
   CMBS                                                    --   1,720   2,205       --            --             3,925
   CDO/ABS                                                 --   1,745   2,654       --            --             4,399
                                                     -------- ------- -------    -----         -----          --------
Total fixed maturity securities, available for sale         7  92,624  11,689       --            --           104,320
                                                     -------- ------- -------    -----         -----          --------
Hybrid securities:
   U.S. government obligations                             48     858      --       --            --               906
   RMBS                                                    --     117     127       --            --               244
   CMBS                                                    --      15      41       --            --                56
   CDO/ABS                                                 --       8     113       --            --               121
                                                     -------- ------- -------    -----         -----          --------
Total hybrid securities                                    48     998     281       --            --             1,327
                                                     -------- ------- -------    -----         -----          --------
Equity securities, available for sale:
   Common stocks                                           17      --       9       --            --                26
   Preferred stocks                                        --      31      26       --            --                57
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, available for sale                17      31      35       --            --                83
                                                     -------- ------- -------    -----         -----          --------
Equity securities, trading:
   Common stocks                                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, trading                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Partnerships and other invested assets (c)                  1     404   1,905       --            --             2,310
Short-term investments (d)                                 90   3,103      --       --            --             3,193
Derivative assets:
   Interest rate contracts                                  1   1,283      --       --            --             1,284
   Foreign exchange contracts                              --      16      --       --            --                16
   Equity contracts                                        64      32      21       --            --               117
   Other contracts                                         --      --       2       --            --                 2
   Counterparty netting and cash collateral                --      --      --     (230)         (433)             (663)
                                                     -------- ------- -------    -----         -----          --------
Total derivative assets                                    65   1,331      23     (230)         (433)              756
                                                     -------- ------- -------    -----         -----          --------
Separate account assets                                26,642   1,300      --       --            --            27,942
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $ 27,432 $99,791 $13,933    $(230)        $(433)         $140,493
                                                     ======== ======= =======    =====         =====          ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    76 $ 1,040    $  --         $  --          $  1,116
Derivative liabilities:
   Interest rate contracts                                 --   1,144       2       --            --             1,146
   Foreign exchange contracts                              --      43      --       --            --                43
   Counterparty netting and cash collateral                --      --      --     (230)            8              (222)
                                                     -------- ------- -------    -----         -----          --------
Total derivative liabilities                               --   1,187       2     (230)            8               967
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $     -- $ 1,263 $ 1,042    $(230)        $   8          $  2,083
                                                     ======== ======= =======    =====         =====          ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                              Counterparty      Cash      Total Fair
At December 31, 2011                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b)   Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------
                                                                        (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   547 $    --    $  --         $  --       $    547
   Foreign government                                      --   1,900      --       --            --          1,900
   States, territories & political subdivisions            --   1,201     482       --            --          1,683
   Corporate debt                                          --  72,596     978       --            --         73,574
   RMBS                                                    --   8,940   5,939       --            --         14,879
   CMBS                                                    --   1,699   1,900       --            --          3,599
   CDO/ABS                                                 --   1,452   1,951       --            --          3,403
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, available for sale        --  88,335  11,250       --            --         99,585
                                                     -------- ------- -------    -----         -----       --------
Fixed maturity securities, trading:
   CDO/ABS                                                 --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, trading                   --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Hybrid securities:
   RMBS                                                    --      20     138       --            --            158
   CMBS                                                    --       8      --       --            --              8
   CDO/ABS                                                 --       7      13       --            --             20
                                                     -------- ------- -------    -----         -----       --------
Total hybrid securities                                    --      35     151       --            --            186
                                                     -------- ------- -------    -----         -----       --------
Equity securities, available for sale:
   Common stocks                                           18       4      36       --            --             58
   Preferred stocks                                        --      37      60       --            --             97
                                                     -------- ------- -------    -----         -----       --------
Total equity securities, available for sale                18      41      96       --            --            155
                                                     -------- ------- -------    -----         -----       --------
Partnerships and other invested assets (c)                  1     364   2,398       --            --          2,763
Short-term investments (d)                                146   1,304      --       --            --          1,450
Derivative assets:
   Interest rate contracts                                 --     159      --       --            --            159
   Foreign exchange contracts                              --   1,068      --       --            --          1,068
   Equity contracts                                        85      76       9       --            --            170
   Counterparty netting and cash collateral                --      --      --     (284)         (441)          (725)
                                                     -------- ------- -------    -----         -----       --------
Total derivative assets                                    85   1,303       9     (284)         (441)           672
                                                     -------- ------- -------    -----         -----       --------
Separate account assets                                23,732   1,371      --       --            --         25,103
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $ 23,982 $92,753 $14,857    $(284)        $(441)      $130,867
                                                     ======== ======= =======    =====         =====       ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    -- $   800    $  --         $  --       $    800
Derivative liabilities:
   Interest rate contracts                                 --     433      10       --            --            443
   Foreign exchange contracts                              --     698      --       --            --            698
   Counterparty netting and cash collateral                --      --      --     (284)         (140)          (424)
                                                     -------- ------- -------    -----         -----       --------
Total derivative liabilities                               --   1,131      10     (284)         (140)           717
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $     -- $ 1,131 $   810    $(284)        $(140)      $  1,517
                                                     ======== ======= =======    =====         =====       ========

(a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)Represents cash collateral posted and received.
(c)Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.6 billion and $1.8 billion at December 31, 2012 and 2011, respectively.
(e)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, Level 3 assets were 8.3 percent and 9.4 percent of total assets, respectively, and Level 3 liabilities were 0.7 percent and 0.6 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2012 and 2011:





                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2012             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions             $   482         $  40          $   (4)         $   153          $   41          $   (79)
   Corporate debt                 978           (10)             63              (42)            796             (545)
   RMBS                         5,939           174             944             (514)            297           (1,883)
   CMBS                         1,900            36             275               45              34              (85)
   CDO/ABS                      1,951           120              89              679             367             (552)
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, available for
  sale                         11,250           360           1,367              321           1,535           (3,144)
                              -------         -----          ------          -------          ------          -------
Fixed maturity securities,
  trading:
   CDO/ABS                        953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, trading             953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Hybrid securities:
   RMBS                           138            35              --              (44)             --               (2)
   CMBS                            --             3              --               38              --               --
   CDO/ABS                         13            62              --               38              --               --
                              -------         -----          ------          -------          ------          -------
Total hybrid securities           151           100              --               32              --               (2)
                              -------         -----          ------          -------          ------          -------
Equity securities,
  available for sale:
   Common stocks                   36            15             (24)             (23)              5               --
   Preferred stocks                60             9             (25)             (17)              1               (2)
                              -------         -----          ------          -------          ------          -------
Total equity securities,
  available for sale               96            24             (49)             (40)              6               (2)
                              -------         -----          ------          -------          ------          -------
Partnerships and other
  invested assets               2,398           (26)            113             (125)            416             (871)
Derivative assets
   Equity contracts                 9             2              --                5               5               --
   Other contracts                 --            --              --                2              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative assets             9             2              --                7               5               --
                              -------         -----          ------          -------          ------          -------
       Total                  $14,857         $ 635          $1,431          $  (933)         $1,962          $(4,019)
                              -------         -----          ------          -------          ------          -------
LIABILITIES:
Policyholder contract
  deposits                    $  (800)        $(181)         $  (72)         $    13          $   --          $    --
Derivative liabilities, net
   Interest rate
     contracts                    (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative
  liabilities, net                (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
       Total                  $  (810)        $(173)         $  (72)         $    13          $   --          $    --
                              -------         -----          ------          -------          ------          -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2012                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions                 $   633           $ --
   Corporate debt                   1,240             --
   RMBS                             4,957             --
   CMBS                             2,205             --
   CDO/ABS                          2,654             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,689             --
                                  -------           ----
Fixed maturity securities,
  trading:
   CDO/ABS                             --             --
                                  -------           ----
Total fixed maturity
  securities, trading                  --             --
                                  -------           ----
Hybrid securities:
   RMBS                               127             31
   CMBS                                41              4
   CDO/ABS                            113              1
                                  -------           ----
Total hybrid securities               281             36
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                        9             --
   Preferred stocks                    26             --
                                  -------           ----
Total equity securities,
  available for sale                   35             --
                                  -------           ----
Partnerships and other
  invested assets                   1,905             --
Derivative assets
   Equity contracts                    21             --
   Other contracts                      2             --
                                  -------           ----
Total derivative assets                23             --
                                  -------           ----
       Total                      $13,933           $ 36
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $(1,040)          $196
Derivative liabilities, net
   Interest rate
     contracts                         (2)            --
                                  -------           ----
Total derivative
  liabilities, net                     (2)            --
                                  -------           ----
       Total                      $(1,042)          $196
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)






                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2011             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government         $    --         $  --           $  --          $    1           $    --         $    (1)
   States, territories &
     political
     subdivisions                 289            --              75             179                --             (61)
   Corporate debt               1,411             7             (52)             79             1,360          (1,827)
   RMBS                         3,831           (45)            269           1,402               498             (16)
   CMBS                         1,722             1              92              71                51             (37)
   CDO/ABS                      2,007            22              90            (256)              508            (420)
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, available for
  sale                          9,260           (15)            474           1,476             2,417          (2,362)
                              -------         -----           -----          ------           -------         -------
Fixed maturity securities,
  trading:
   Corporate debt                  --            --              --              (2)                2              --
   CDO/ABS                        922            31              --              --                --              --
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, trading             922            31              --              (2)                2              --
                              -------         -----           -----          ------           -------         -------
Hybrid securities:
   RMBS                            --           (15)             --             153                --              --
   CDO/ABS                         --            --              --              20                --              (7)
                              -------         -----           -----          ------           -------         -------
Total hybrid securities            --           (15)             --             173                --              (7)
                              -------         -----           -----          ------           -------         -------
Equity securities,
  available for sale:
   Common stocks                   49            23              (6)            (33)                8              (5)
   Preferred stocks                31            (1)             27              --                 3              --
                              -------         -----           -----          ------           -------         -------
Total equity securities,
  available for sale               80            22              21             (33)               11              (5)
                              -------         -----           -----          ------           -------         -------
Partnerships and other
  invested assets               2,576           (13)             78            (154)                3             (92)
Derivative assets
   Interest rate
     contracts                      1           (11)             --              10                --              --
   Equity contracts                22            (3)             --               5                --             (15)
                              -------         -----           -----          ------           -------         -------
Total derivative assets            23           (14)             --              15                --             (15)
                              -------         -----           -----          ------           -------         -------
       Total                  $12,861         $  (4)          $ 573          $1,475           $ 2,433         $(2,481)
                              -------         -----           -----          ------           -------         -------
LIABILITIES:
Policyholder contract
  deposits                    $  (361)        $(426)          $  --          $  (13)          $    --         $    --
Derivative liabilities, net
   Interest rate
     contracts                     --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
Total derivative
  liabilities, net                 --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
       Total                  $  (361)        $(426)          $  --          $  (23)          $    --         $    --
                              -------         -----           -----          ------           -------         -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2011                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government             $    --           $ --
   States, territories &
     political
     subdivisions                     482             --
   Corporate debt                     978             --
   RMBS                             5,939             --
   CMBS                             1,900             --
   CDO/ABS                          1,951             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,250             --
                                  -------           ----
Fixed maturity securities,
  trading:
   Corporate debt                      --             --
   CDO/ABS                            953              5
                                  -------           ----
Total fixed maturity
  securities, trading                 953              5
                                  -------           ----
Hybrid securities:
   RMBS                               138            (22)
   CDO/ABS                             13             (1)
                                  -------           ----
Total hybrid securities               151            (23)
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                       36             --
   Preferred stocks                    60             --
                                  -------           ----
Total equity securities,
  available for sale                   96             --
                                  -------           ----
Partnerships and other
  invested assets                   2,398             --
Derivative assets
   Interest rate
     contracts                         --             --
   Equity contracts                     9             --
                                  -------           ----
Total derivative assets                 9             --
                                  -------           ----
       Total                      $14,857           $(18)
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $  (800)          $ --
Derivative liabilities, net
   Interest rate
     contracts                        (10)            --
                                  -------           ----
Total derivative
  liabilities, net                    (10)            --
                                  -------           ----
       Total                      $  (810)          $ --
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2012                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale      $ 447          $ (87)     $ 360
Fixed maturity securities, trading                   175             --        175
Hybrid securities                                    100             --        100
Equity securities, available for sale                 --             24         24
Partnerships and other invested assets                28            (54)       (26)
Derivative assets                                     --              2          2
Policyholder contract deposits                        --           (181)      (181)
Derivative liabilities                                --             (8)        (8)


                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2011                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $335          $(350)     $ (15)
Fixed maturity securities, trading                    31             --         31
Hybrid securities                                    (15)            --        (15)
Equity securities, available for sale                 --             22         22
Partnerships and other invested assets                26            (39)       (13)
Derivative assets                                    (11)            (3)       (14)
Policyholder contract deposits                        --           (426)      (426)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                     Purchases,
                                                                                       Sales,
                                                                                     Issuances
                                                                                        and
                                                                                    Settlements,
December 31, 2012                                    Purchases  Sales   Settlements   Net (a)
-----------------                                    --------- -------  ----------- ------------
                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $  372   $  (201)   $   (18)    $   153
   Corporate debt                                        225      (169)       (98)        (42)
   RMBS                                                  628      (193)      (949)       (514)
   CMBS                                                  277      (131)      (101)         45
   CDO/ABS                                             1,379        --       (700)        679
                                                      ------   -------    -------     -------
Total fixed maturity securities, available for sale    2,881      (694)    (1,866)        321
                                                      ------   -------    -------     -------
Fixed maturity securities, trading:
   CDO/ABS                                                --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Total fixed maturity securities, trading                  --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Hybrid securities:
   RMBS                                                   --       (16)       (28)        (44)
   CMBS                                                   57       (19)        --          38
   CDO/ABS                                             1,133      (981)      (114)         38
                                                      ------   -------    -------     -------
Total hybrid securities                                1,190    (1,016)      (142)         32
                                                      ------   -------    -------     -------
Equity securities, available for sale:
   Common stocks                                          --       (23)        --         (23)
   Preferred stocks                                       60       (75)        (2)        (17)
                                                      ------   -------    -------     -------
Total equity securities, available for sale               60       (98)        (2)        (40)
                                                      ------   -------    -------     -------
Partnerships and other invested assets                   296        --       (421)       (125)
Derivative assets
   Equity contracts                                        5        --         --           5
   Other contracts                                         2        --         --           2
                                                      ------   -------    -------     -------
Total derivative assets                                    7        --         --           7
                                                      ------   -------    -------     -------
       Total                                          $4,434   $(1,808)   $(3,559)    $  (933)
                                                      ------   -------    -------     -------
LIABILITIES:
Policyholder contract deposits                        $   --   $   (22)   $    35     $    13
                                                      ------   -------    -------     -------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
December 31, 2011                                    Purchases Sales  Settlements   Net (a)
-----------------                                    --------- -----  ----------- ------------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   Foreign government                                 $    1   $  --    $    --      $    1
   States, territories & political subdivisions          179      --         --         179
   Corporate debt                                        350    (119)      (152)         79
   RMBS                                                2,476    (317)      (757)      1,402
   CMBS                                                  244     (21)      (152)         71
   CDO/ABS                                               397      (7)      (646)       (256)
                                                      ------   -----    -------      ------
Total fixed maturity securities, available for sale    3,647    (464)    (1,707)      1,476
                                                      ------   -----    -------      ------
Fixed maturity securities, trading:
   Corporate debt                                         --      --         (2)         (2)
                                                      ------   -----    -------      ------
Total fixed maturity securities, trading                  --      --         (2)         (2)
                                                      ------   -----    -------      ------
Hybrid securities:
   RMBS                                                  178      --        (25)        153
   CDO/ABS                                                20      --         --          20
                                                      ------   -----    -------      ------
Total hybrid securities                                  198      --        (25)        173
                                                      ------   -----    -------      ------
Equity securities, available for sale:
   Common stocks                                          --     (31)        (2)        (33)
   Preferred stocks                                       19     (19)        --          --
                                                      ------   -----    -------      ------
Total equity securities, available for sale               19     (50)        (2)        (33)
                                                      ------   -----    -------      ------
Partnerships and other invested assets                   238    (126)      (266)       (154)
Derivative assets
   Interest rate contracts                                10      --         --          10
   Equity contracts                                        5      --         --           5
                                                      ------   -----    -------      ------
Total derivative assets                                   15      --         --          15
                                                      ------   -----    -------      ------
       Total                                          $4,117   $(640)   $(2,002)     $1,475
                                                      ------   -----    -------      ------
LIABILITIES:
Policyholder contract deposits                        $   --   $ (18)   $     5      $  (13)
Derivative liabilities, net
   Interest rate contracts                               (10)     --         --         (10)
                                                      ------   -----    -------      ------
Total derivative liabilities, net                        (10)     --         --         (10)
                                                      ------   -----    -------      ------
       Total                                          $  (10)  $ (18)   $     5      $  (23)
                                                      ------   -----    -------      ------

(a)There were no issuances during the years ended December 31, 2012 and 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                                Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)       (Weighted Average)(a)
                                ----------------- -------------------- ------------------------------ -------------------------
                                  (In Millions)
ASSETS:
RMBS                                 $4,500       Discounted cash flow  Constant prepayment rate (c)    0.00% - 11.22% (5.46%)
                                                                                   Loss severity (c)  39.40% - 78.75% (59.08%)
                                                                           Constant default rate (c)    3.45% - 12.63% (8.04%)
                                                                                           Yield (c)    2.99% - 10.08% (6.53%)
Certain CDO/ABS                         568       Discounted cash flow  Constant prepayment rate (c)   0.00% - 50.61% (18.40%)
                                                                           Constant default rate (c)     0.00% - 0.31% (0.02%)
                                                                                           Yield (c)     0.30% - 5.51% (2.91%)
CMBS                                  1,454       Discounted cash flow                     Yield (b)    0.00% - 17.57% (8.33%)
LIABILITIES:
Policyholder contract deposits        1,040       Discounted cash flow Equity implied volatility (b)            6.00% - 39.00%
                                                                                Base lapse rates (b)            1.00% - 40.00%
                                                                             Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                 Mortality rates (b)            0.50% - 40.00%
                                                                               Utilization rates (b)            0.50% - 25.00%

(a)The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c)Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/--one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.




                                    Investment Category Includes
                            ---------------------------------------------

INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets of
                            mature companies are acquired from the
                            current shareholders, typically with the use
                            of financial leverage.
   Non-U.S.                 Investments that focus primarily on Asian
                            and European based buyouts, expansion
                            capital, special situations, turnarounds,
                            venture capital, mezzanine and distressed
                            opportunities strategies.
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event, such
                            as an initial public offering or sale of the
                            company.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection, or
                            troubled.
   Other                    Real estate, energy, multi-strategy,
                            mezzanine, and industry-focused strategies.

Total private equity funds

Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations.
   Long-short               Securities that the manager believes are
                            undervalued, with corresponding short
                            positions to hedge market risk.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection or
                            troubled.
   Other                    Non-U.S. companies, futures and
                            commodities, macro and multi-strategy and
                            industry-focused strategies.

Total hedge funds

Total

                                 December 31, 2012            December 31, 2011
                            ---------------------------- ----------------------------
                            Fair Value Using  Unfunded   Fair Value Using  Unfunded
                            Net Asset Value  Commitments Net Asset Value  Commitments
                            ---------------- ----------- ---------------- -----------
                                                  (In Millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout              $1,020         $224          $1,042         $263




   Non-U.S.                           7            1              12            8




   Venture capital                   55            9             141           11




   Distressed                        63           12             117           35


   Other                            116           32             468          126

                                 ------         ----          ------         ----
Total private equity funds        1,261          278           1,780          443
                                 ------         ----          ------         ----
Hedge funds:
   Event-driven                     319            2             338            2



   Long-short                       395           --             242           --


   Distressed                       261           --             192            5


   Other                             52           --             173           --


                                 ------         ----          ------         ----
Total hedge funds                 1,027            2             945            7
                                 ------         ----          ------         ----
Total                            $2,288         $280          $2,725         $450
                                 ======         ====          ======         ====

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 49 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 49 percent between three and seven years and 2 percent between seven and 10 years.

At December 31, 2012, hedge fund investments included above are redeemable quarterly (34 percent), semi-annually (17 percent) and annually (49 percent), with redemption notices ranging from 30 days to 180 days. More than 73 percent require redemption notices of less than 90 days. Investments representing approximately 100 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option - Fixed Maturity Securities, Trading, Hybrid Securities and Policyholder Contract Deposits

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $177 million, $30 million and $375 million in the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $206 million and $(24) million for the years ended December 31, 2012 and 2011, respectively. The Company did not invest in any hybrid securities in 2010.

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company will maintain this election. The change in the fair value of the GIC liabilities were $(3) million and $78 million in the years ended December 31, 2012 and 2011, respectively, and were reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset with swaps used to hedge the Company's interest rate risk. See Note 16 for additional information.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
                                                     (In Millions)
December 31, 2012
ASSETS
Mortgage and other loans receivable      $ --   $  189  $ 8,906 $ 9,095 $ 8,245
Policy loans                               --       --    1,587   1,587   1,587
Partnerships and other invested assets     --       54       --      54      54
Short-term investments                     --    1,600       --   1,600   1,600
Cash                                      325       --       --     325     325
LIABILITIES
Policyholder contract deposits (a)         --      245   64,115  64,360  57,452
Notes payable                              --       --      224     224     240
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 9,137 $ 8,418
Policy loans                                                      1,920   1,642
Partnerships and other invested assets                               59      59
Short-term investments                                            1,756   1,756
Cash                                                                292     292
LIABILITIES
Policyholder contract deposits (a)                               58,139  52,352
Notes payable                                                       349     376

(a)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
(b)Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                 Other-Than-
                                                                    Gross      Gross              Temporary
                                                      Amortized   Unrealized Unrealized  Fair    Impairments
                                                     Cost or Cost   Gains      Losses    Value   in AOCI (a)
                                                     ------------ ---------- ---------- -------- -----------
                                                                          (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   413     $   102     $  --    $    515    $  --
   Foreign government                                    2,243         317        (8)      2,552       --
   States, territories & political subdivisions          2,015         245        (6)      2,254       --
   Corporate debt                                       66,448       9,607      (309)     75,746       79
   RMBS                                                 13,641       1,506      (218)     14,929      469
   CMBS                                                  3,462         546       (83)      3,925      185
   CDO/ABS                                               4,217         256       (74)      4,399       43
                                                       -------     -------     -----    --------    -----
Total fixed maturity securities, available for sale     92,439      12,579      (698)    104,320      776
Equity securities, available for sale:
   Common stocks                                            12          14        --          26       --
   Preferred stocks                                         42          15        --          57       --
                                                       -------     -------     -----    --------    -----
Total equity securities, available for sale                 54          29        --          83       --
Investment in AIG                                           10          --        (6)          4       --
                                                       -------     -------     -----    --------    -----
Total                                                  $92,503     $12,608     $(704)   $104,407    $ 776
                                                       =======     =======     =====    ========    =====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   422      $  125    $    --   $   547    $  --
   Foreign government                                    1,704         204         (8)    1,900       --
   States, territories & political subdivisions          1,491         198         (6)    1,683       --
   Corporate debt                                       66,654       7,780       (860)   73,574       66
   RMBS                                                 14,929         774       (824)   14,879     (228)
   CMBS                                                  3,475         352       (228)    3,599      120
   CDO/ABS                                               3,397         213       (207)    3,403       14
                                                       -------      ------    -------   -------    -----
Total fixed maturity securities, available for sale     92,072       9,646     (2,133)   99,585      (28)
Equity securities, available for sale:
   Common stocks                                            28          33         (3)       58       --
   Preferred stocks                                         54          43         --        97       --
                                                       -------      ------    -------   -------    -----
Total equity securities, available for sale                 82          76         (3)      155       --
Investment in AIG                                           10          --         (7)        3       --
                                                       -------      ------    -------   -------    -----
Total                                                  $92,164      $9,722    $(2,143)  $99,743    $ (28)
                                                       -------      ------    -------   -------    -----

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
                                                     Value     Losses    Value    Losses   Value    Losses
                                                     ------  ----------  ------ ---------- ------ ----------
                                                                         (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   Foreign government                                $  378    $  (8)    $    3   $  --    $  381   $  (8)
   States, territories & political subdivisions         326       (6)         1      --       327      (6)
   Corporate debt                                     4,111     (131)     2,048    (178)    6,159    (309)
   RMBS                                                 142       (2)       959    (216)    1,101    (218)
   CMBS                                                  86       (2)       278     (81)      364     (83)
   CDO/ABS                                              882      (22)       716     (52)    1,598     (74)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   5,925     (171)     4,005    (527)    9,930    (698)
Investment in AIG                                        --       --          4      (6)        4      (6)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $5,925    $(171)    $4,009   $(533)   $9,934   $(704)
                                                     ------    -----     ------   -----    ------   -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Less than 12 Months 12 Months or More       Total
                                                     -----------------   ----------------  -----------------
                                                                Gross             Gross              Gross
                                                      Fair    Unrealized Fair   Unrealized  Fair   Unrealized
                                                      Value     Losses   Value    Losses    Value    Losses
                                                     -------  ---------- ------ ---------- ------- ----------
                                                                          (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   Foreign government                                $   233    $  (8)   $   --  $    --   $   233  $    (8)
   States, territories & political subdivisions           12       (1)       40       (5)       52       (6)
   Corporate debt                                      7,152     (433)    3,069     (427)   10,221     (860)
   RMBS                                                3,562     (281)    1,975     (543)    5,537     (824)
   CMBS                                                  809      (81)      425     (147)    1,234     (228)
   CDO/ABS                                               676      (21)      884     (186)    1,560     (207)
                                                     -------    -----    ------  -------   -------  -------
Total fixed maturity securities, available for sale   12,444     (825)    6,393   (1,308)   18,837   (2,133)
Equity securities, available for sale:
   Common stocks                                           8       (3)       --       --         8       (3)
                                                     -------    -----    ------  -------   -------  -------
Total equity securities, available for sale                8       (3)       --       --         8       (3)
Investment in AIG                                          2       (7)       --       --         2       (7)
                                                     -------    -----    ------  -------   -------  -------
Total                                                $12,454    $(835)   $6,393  $(1,308)  $18,847  $(2,143)
                                                     =======    =====    ======  =======   =======  =======

As of December 31, 2012, the Company held 1,337 individual fixed maturity and equity securities that were in an unrealized loss position, of which 678 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                             Total Fixed Maturity Available
                                                             for Sale Securities
                                                             ------------------------------
                                                             Amortized
                                                               Cost         Fair Value
                                                             ---------      ----------
                                                                   (In Millions)
Due in one year or less                                       $ 2,827        $  2,898
Due after one year through five years                          10,806          11,742
Due after five years through ten years                         27,555          30,897
Due after ten years                                            29,931          35,530
Mortgage-backed, asset-backed and collateralized securities    21,320          23,253
                                                              -------        --------
Total fixed maturity securities available for sale            $92,439        $104,320
                                                              =======        ========

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments at December 31, 2012 and 2011 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Trading Securities

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Net unrealized gains (losses) included in the consolidated statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $(155) million, $5 million, and $350 million, respectively.

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                                  December 31, December 31,
                                                                      2012         2011
                                                                  ------------ ------------
                                                                        (In Millions)
Invested assets on deposit:
   Regulatory agencies                                                $ 87         $95
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of Dallas                15          20
   Advance agreements - Federal Home Loan Bank of Cincinnati            15          14
   Advance agreements - Federal Home Loan Bank of San Francisco         25          25
   FHLB collateral                                                     283          --

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                               2012
                                                           -------------
                                                           (In Millions)
       Securities on loan: (a)
          Amortized cost..................................    $1,234
          Estimated fair value............................     1,420
       Cash collateral on deposit from counterparties (b)      1,466
       Reinvestment portfolio - estimated fair value           1,466

(a)Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b)Included within Short-term investments on the consolidated balance sheets. Liability is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $7.9 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California       138      $1,736     $ 58    $  481  $  193     $431      $221   $352     22.0%
New York          64       1,075      157       658      74       29        44    113     13.6%
New Jersey        51         729      373       150     164        3        --     39      9.2%
Texas             37         464       27       196      51      115        53     22      5.9%
Pennsylvania      51         425       54        95     145      107        17      7      5.4%
Other states     321       3,475      281     1,375     813      192       356    458     43.9%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
   Total         662      $7,904     $950    $2,955  $1,440     $877      $691   $991    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                            Class
                                                     ----------------------------------------------------
                                          # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
December 31, 2012                         ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                           ($ In Millions)
Credit Quality Indicator:
   In good standing                          646        $941    $2,835  $1,414     $875      $691   $912  $7,668    97.0%
   Restructured (a)                           12           9       107      --        2        --     27     145     1.8%
   90 days or less delinquent                 --          --        --      --       --        --     --      --     0.0%
   >90 days delinquent or in process of
     foreclosure                               4          --        13      26       --        --     52      91     1.2%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)                                    662        $950    $2,955  $1,440     $877      $691   $991  $7,904   100.0%
                                             ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance                                     $  2    $   39  $   13     $  1      $  1   $ 23  $   79     1.0%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company owns mortgages with a carrying value of $82 million and $84 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2012 and 2011, respectively.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2012  2011   2010
                                                         ----  ----  -----
                                                           (In Millions)
     Allowance, beginning of year                        $233  $319  $ 330
        Additions (reductions) to allowance for losses    (62)  (32)   179
        Charge-offs, net of recoveries                    (16)  (54)  (190)
                                                         ----  ----  -----
     Allowance, end of year                              $155  $233  $ 319
                                                         ----  ----  -----

The Company's impaired mortgage loans are as follows:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
         Impaired loans with valuation allowances     $ 75  $108  $288
         Impaired loans without valuation allowances     7    69   179
                                                      ----  ----  ----
            Total impaired loans                        82   177   467
         Valuation allowances on impaired loans        (27)  (18)  (58)
                                                      ----  ----  ----
            Impaired loans, net                       $ 55  $159  $409
                                                      ====  ====  ====

The Company recognized $4 million, $10 million and $15 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $11 million and $153 million of commercial mortgage loans that had been modified in a TDR at December 31, 2012 and 2011, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. At December 31, 2011, these commercial mortgage loans had related total allowances for credit losses of $23 million.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their 2012 and 2011 restructurings, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $6.6 billion and $6.5 billion at December 31, 2012 and 2011, respectively, and were comprised of 492 partnerships and 518 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2012    2011    2010
                                                  ------  ------  ------
                                                       (In Millions)
      Investment income:
         Fixed maturities                         $5,792  $5,404  $5,970
         Equity securities                            67       2       6
         Mortgage and other loans                    526     540     535
         Policy loans                                102     106     111
         Investment real estate                       73      59      39
         Partnerships and other invested assets      650     508     648
         Securities Lending                            2      --       3
         Other investment income                      12      12      35
                                                  ------  ------  ------
      Gross investment income                      7,224   6,631   7,347
      Investment expenses                           (223)   (191)   (134)
                                                  ------  ------  ------
      Net investment income                       $7,001  $6,440  $7,213
                                                  ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $178 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                          2012    2011   2010
                                                         ------  -----  -----
                                                             (In Millions)
 Sales of fixed maturity securities, available for sale  $1,506  $ 760  $ 747
 Sales of equity securities, available for sale              25     30     58
 Mortgage and other loans                                    73     55   (139)
 Investment real estate                                      12     15      1
 Partnerships and other invested assets                     (21)  (144)     5
 Derivatives                                               (669)  (336)  (226)
 Securities lending collateral, including other-than-
   temporary impairments                                     --     --    112
 Other-than-temporary impairments                          (379)  (598)  (962)
                                                         ------  -----  -----
 Net realized investment gains (losses) before taxes     $  547  $(218) $(404)
                                                         ======  =====  =====

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2012              2011              2010
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities   $1,598    $(92)    $821     $(61)    $833     $(86)
Equity securities               31      (6)      37       (7)      61       (3)
                            ------    ----     ----     ----     ----     ----
Total                       $1,629    $(98)    $858     $(68)    $894     $(89)
                            ======    ====     ====     ====     ====     ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                        2012    2011    2010
                                                                       ------  ------  ------
                                                                            (In Millions)
Balance, beginning of year                                             $2,775  $2,762  $2,371
Increases due to:
   Credit impairments on new securities subject to impairment losses       96     177     364
   Additional credit impairments on previously impaired securities        194     278     509
Reductions due to:
   Credit impaired securities fully disposed for which there
     was no prior intent or requirement to sell                          (520)   (160)   (343)
   Credit impaired securities for which there is a current intent
     or anticipated requirement to sell                                    --      --      (6)
   Accretion on securities previously impaired due to credit             (422)   (272)   (133)
Other                                                                       3     (10)     --
                                                                       ------  ------  ------
Balance, end of year                                                   $2,126  $2,775  $2,762
                                                                       ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of prepayments,. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                               At Date of
                                                               Acquisition
                                                              -------------
                                                              (In Millions)
    Contractually required payments (principal and interest)     $6,789
    Cash flows expected to be collected (a)                       5,338
    Recorded investment in acquired securities                    3,427

(a)Represents undiscounted expected cash flows, including both principal and interest.

                                      December 31, 2012 December 31, 2011
                                      ----------------- -----------------
                                                 (In Millions)
       Outstanding principal balance       $4,262            $3,941
       Amortized cost                       2,794             2,693
       Fair value                           3,189             2,523

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                 2012    2011
                                                                ------  ------
                                                                 (In Millions)
 Balance, beginning of year                                     $1,695  $   --
    Newly purchased PCI securities                                 486   1,574
    Accretion                                                     (244)   (141)
    Decreases due to disposal                                     (175)     --
    Effect of changes in interest rate indices                     (84)    (23)
    Net reclassification from (to) non-accretable difference,
      including effects of prepayments                              56     285
                                                                ------  ------
 Balance, end of year                                           $1,734  $1,695
                                                                ======  ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2012
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $ 5,159    $1,284    $ 5,687     $1,146
   Foreign exchange contracts                            108        16        165         43
   Equity contracts                                    3,550       117         --         --
   Other contracts (c)                                10,323         2     18,235      1,040
                                                     -------    ------    -------     ------
Total derivatives, gross                             $19,140     1,419    $24,087      2,229
                                                     =======    ------    =======     ------
   Counterparty netting (d)                                       (230)                 (230)
   Cash collateral (e)                                            (433)                    8
                                                                ------                ------
Total derivatives, net                                             756                 2,007
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                 1,040
                                                                ------                ------
Total derivatives on balance sheets                             $  756                $  967
                                                                ======                ======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $1,523    $  159    $ 2,734     $  443
   Foreign exchange contracts                          4,069     1,068      4,474        698
   Equity contracts                                    3,580       170         --         --
   Other contracts (c)                                    --        --     14,636        800
                                                      ------    ------    -------     ------
Total derivatives, gross                              $9,172     1,397    $21,844      1,941
                                                      ======    ------    =======     ------
   Counterparty netting (d)                                       (284)                 (284)
   Cash collateral (e)                                            (441)                 (140)
                                                                ------                ------
Total derivatives, net                                             672                 1,517
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                   800
                                                                ------                ------
Total derivatives on balance sheets                             $  672                $  717
                                                                ======                ======

(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c)Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.
(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                        2012   2011   2010
                                                       -----  -----  -----
                                                          (In Millions)
    Derivatives not designated as hedging instruments
       Interest rate contracts                         $  (8) $(173) $(128)
       Foreign exchange contracts                        (46)   156   (257)
       Equity contracts                                 (101)   118   (146)
       Other contracts                                  (514)  (437)   305
                                                       -----  -----  -----
    Total                                              $(669) $(336) $(226)
                                                       =====  =====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $231 million and $155 million of net derivative assets at December 31, 2012 and 2011, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $55 million and $80 million at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                               At December 31,
                                         --------------------------------------------------------
                                          VIE Assets   VIE Liabilities Off-Balance Sheet Exposure
                                         ------------- --------------- --------------------------
                                          2012   2011  2012    2011    2012          2011
                                         ------ ------ ----    ----    ----          ----
                                                               (In Millions)
     Castle 1 Trust                      $  632 $  720 $324    $419    $--           $--
     Castle 2 Trust                         634    730  274     389     --            --
     Investment in limited partnerships     665    710   23      50     --            --
                                         ------ ------  ----    ----   ---           ---
     Total                               $1,931 $2,160 $621    $858    $--           $--
                                         ====== ======  ====    ====   ===           ===

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                               -----------------------------
                                     Total VIE On-Balance Off-Balance
   December 31, 2012                  Assets     Sheet       Sheet    Total
   -----------------                 --------- ---------- ----------- ------
                                                  (In Millions)
   Real estate and investment funds   $ 5,448    $  779       $55     $  834
                                      -------    ------       ---     ------
   Total                              $ 5,448    $  779       $55     $  834
                                      =======    ======       ===     ======
   December 31, 2011
   -----------------
   Real estate and investment funds   $ 5,725    $  830       $80     $  910
   Maiden Lane II                       9,254       953        --        953
                                      -------    ------       ---     ------
   Total                              $14,979    $1,783       $80     $1,863
                                      =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                    At December 31,
                                               ----------------------------
                                               Consolidated  Unconsolidated
                                                   VIEs         VIEs
                                               ------------- --------------
                                                2012   2011  2012    2011
                                               ------ ------ ----   ------
                                                     (In Millions)
       Assets:
          Cash and short-term investments      $  182 $  208 $ --   $   --
          Restricted cash                          70     93   --       --
          Fixed maturity securities, trading       --     --   --      953
          Aircraft                                984  1,095   --       --
          Other invested assets                   513    716  779      830
          Other asset accounts                    182     48   --       --
                                               ------ ------  ----  ------
       Total assets                            $1,931 $2,160 $779   $1,783
                                               ====== ======  ====  ======
       Liabilities:
          Amounts due to related parties       $  281 $  432 $ --   $   --
          Other liability accounts                340    426   --       --
                                               ------ ------  ----  ------
       Total liabilities                       $  621 $  858 $ --   $   --
                                               ====== ======  ====  ======

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 16 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 for further discussion.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                    2012    2011    2010
                                                   ------  ------  ------
                                                        (In Millions)
     Balance at January 1                          $4,704  $5,315  $6,202
        Deferrals                                     584     663     528
        Accretion of interest/amortization           (592)   (722)   (709)
        Effect of unlocking assumptions used in
          estimating future gross profits              45      28     (68)
        Effect of realized gains on securities        (85)   (245)   (160)
        Effect of unrealized gains on securities     (498)   (335)   (478)
                                                   ------  ------  ------
     Balance at December 31                        $4,158  $4,704  $5,315
                                                   ======  ======  ======

The following table summarizes the activity in value of business acquired:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
        Balance at January 1                          $391  $443  $521
           Accretion of interest/amortization          (15)  (39)  (33)
           Effect of unlocking assumptions used in
             estimating future gross profits             5     1    --
           Effect of realized gains on securities      (23)   (5)  (22)
           Effect of unrealized gains on securities    (19)   (9)  (23)
                                                      ----  ----  ----
        Balance at December 31                        $339  $391  $443
                                                      ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $28 million, $24 million, $23 million, $20 million and $21 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                      2012   2011   2010
                                                     -----  -----  -----
                                                        (In Millions)
       Balance at January 1                          $ 555  $ 667  $ 831
          Deferrals                                    112    134    129
          Accretion of interest/amortization          (140)  (167)  (164)
          Effect of unlocking assumptions used in
            estimating future gross profits             27      8     --
          Effect of realized gains on securities        (1)   (46)   (15)
          Effect of unrealized gains on securities    (199)   (41)  (114)
                                                     -----  -----  -----
       Balance at December 31                        $ 354  $ 555  $ 667
                                                     -----  -----  -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional DAC adjustments are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company reduced DAC by $147 million and $152 million in 2012 and 2011, respectively.

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                    2012    2011
                                                   ------- -------
                                                    (In Millions)
              Future policy benefits:
                 Ordinary life                     $11,359 $11,105
                 Group life                             74      78
                 Life contingent group annuities       330     340
                 Life contingent annuities          15,882  14,710
                 Terminal funding                    1,324   1,294
                 Accident and health                   673     621
                                                   ------- -------
              Total                                $29,642 $28,148
                                                   ======= =======
              Policyholder contract deposits:
                 Annuities                         $52,435 $53,608
                 Guaranteed investment contracts     6,252   6,925
                 Corporate-owned life insurance      2,181   2,174
                 Universal life                     11,263  10,901
                 Other contract deposits               794     837
                                                   ------- -------
              Total                                $72,925 $74,445
                                                   ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
11.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products, which includes among other things the impact of investment returns and mortality, may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of this review, the Company recognized a $336 million and $1.5 billion pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2012 and 2011, respectively. A $119 million and $519 million deferred tax benefit was recorded related to this adjustment in 2012 and 2011, respectively, resulting in a $217 million and $959 million decrease to comprehensive income and total equity in 2012 and 2011, respectively.

For the year ended December 31, 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $807 million as a consequence of actual loss recognition and a $61 million strengthening of long-term care reserves for updated morbidity assumptions. There was no actual loss recognition recorded in 2011 or 2010.

The liability for future policy benefits has been established on the basis of the following assumptions for 2012:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to
       11.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than zero.

    . Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately
       6.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions for 2012:

    . Interest credited on deferred annuities, which vary by year of issuance, range from a rate of 1.0 percent to 9.0 percent, including bonuses. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

    . GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.5 percent to 8.5 percent and the maturity ranges from 4 years to 21 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2012 was 4.6 percent.

    . The universal life policies have credited interest rates of 1.0 percent to 6.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 8.3 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 0.8 percent of life insurance in force at December 31, 2012.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $35 million, $41 million and $43 million in 2012, 2011 and 2010, respectively, and were included as part of policyholders' benefits in the consolidated statements of income.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                             2012                               2011
                                              ---------------------------------- ----------------------------------
                                                                     Highest                            Highest
                                              Net Deposits Plus a Contract Value Net Deposits Plus a Contract Value
                                                Minimum Return       Attained      Minimum Return       Attained
                                              ------------------- -------------- ------------------- --------------
                                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                 $      13,943       $13,688        $      10,928       $13,128
   Net amount at risk (a)                                  955         1,093                1,348         2,132
   Average attained age of contract holders                 66            66                   66            67
   Range of guaranteed minimum return rates       0.00%-10.00%                       0.00%-10.00%
At annuitization (GMIB)
   Account value                                 $       2,981                      $       3,130
   Net amount at risk (b)                                  233                                271
   Weighted average period remaining until
     earliest annuitization                          0.1 years                          0.3 years
   Range of guaranteed minimum return rates        0.00%-6.50%                        0.00%-6.50%
Annual withdrawals at specified date (GMWB)
   Account value                                 $      14,587                      $      10,592
   Net amount at risk (c)                                  899                              1,358
   Weighted average period remaining until
     guaranteed payment                             16.7 years                         16.6 years
Accumulation at specified date (GMAV)
   Account value                                 $         826                      $         961
   Net amount at risk (d)                                    9                                 23
   Weighted average period remaining until
     guaranteed payment                              2.1 years                          3.0 years

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b)Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value if all contract holders annuitized at their respective eligibility date.
(c)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.
(d)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB/GMAV) on the consolidated balance sheets:

                                            GMDB  GMIB GMWB GMAV
                                            ----  ---- ---- ----
                                                (In Millions)
              2012
              ----
              Balance at January 1          $378  $61  $543 $ 63
              Guaranteed benefits incurred    36   (6)  226  (32)
              Guaranteed benefits paid       (63)  (5)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $351  $50  $769 $ 31
                                            ====  ===  ==== ====
              2011
              ----
              Balance at January 1          $350  $52  $125 $ 49
              Guaranteed benefits incurred   107   13   418   14
              Guaranteed benefits paid       (79)  (4)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $378  $61  $543 $ 63
                                            ====  ===  ==== ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2012:

    . Data used was 50 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 7.5 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 50.0 percent to 80.0 percent of the 1975-80 SOA Ultimate, 1983a and Ult. M tables.

    . Lapse rates vary by contract type and duration and range from zero to 37 percent.

    .  The discount rate used ranged from 5.5 percent to 10.0 percent.

There is a guaranteed minimum withdrawal benefit rider that is available on certain equity-indexed annuities. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                               2012 2011 2010
                                                               ---- ---- ----
                                                               (In Millions)
  Balance as of January 1, net of reinsurance recoverable      $ 48 $ 43 $ 48
  Add: Incurred losses related to:
  Current year                                                   82   90   78
  Prior years                                                    60   71   62
                                                               ---- ---- ----
  Total incurred losses                                         142  161  140
                                                               ---- ---- ----
  Deduct: Paid losses related to:
  Current year                                                   85   91   82
  Prior years                                                    59   65   63
                                                               ---- ---- ----
  Total paid losses                                             144  156  145
                                                               ---- ---- ----
  Balance as of December 31, net of reinsurance recoverable      46   48   43
  Reinsurance recoverable                                         8   14   15
                                                               ---- ---- ----
  Balance as of December 31, gross of reinsurance recoverable  $ 54 $ 62 $ 58
                                                               ==== ==== ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2012, 2011 and 2010 were as follows:

                                                                          Percentage
                                            Ceded to   Assumed            of Amount
                                    Gross     Other   From Other   Net     Assumed
                                    Amount  Companies Companies   Amount    to Net
                                   -------- --------- ---------- -------- ----------
                                               (In Millions)
December 31, 2012
Life insurance in force            $793,874 $108,760    $2,728   $687,842    0.40%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,228 $    847    $   21   $  1,402    1.50%
   Accident and health insurance        228       13        (1)       214   -0.47%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    860    $   20   $  1,616    1.24%
                                   ======== ========    ======   ========
December 31, 2011
Life insurance in force            $785,904 $117,210    $3,080   $671,774    0.46%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,210 $    846    $   22   $  1,386    1.59%
   Accident and health insurance        246       17        --        229    0.00%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    863    $   22   $  1,615    1.36%
                                   ======== ========    ======   ========
December 31, 2010
Life insurance in force            $788,672 $130,808    $3,252   $661,116    0.49%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,202 $    815    $   23   $  1,410    1.63%
   Accident and health insurance        252       27        (3)       222   -1.35%
                                   -------- --------    ------   --------
Total premiums                     $  2,454 $    842    $   20   $  1,632    1.23%
                                   ======== ========    ======   ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $111 million and $54 million at December 31, 2012 and 2011, respectively. Reinsurance recoverable on unpaid losses was approximately $108 million and $155 million at December 31, 2012 and 2011, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $694 million, $579 million and $625 million for the years ended 2012, 2011 and 2010, respectively.

The Company identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. Management received approvals of the recapture and reinsurance transactions on behalf of legacy AGL and AGC Life from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement had an effective date of March 1, 2002. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dates on or after March 1, 2002. The agreement was unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement did not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting was applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. This agreement was recaptured for legacy AGL effective
January 1, 2011, as discussed above.

The agreements, between the Company and AIGB and AGC Life, also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $66 million, $59 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreements.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $4 million, $3 million and $5 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. NOTES PAYABLE

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 and November 15, 2026 for Castle 1 Trust and Castle 2 Trust, respectively. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The outstanding principal balances and the unamortized hedge accounting fair value adjustments were as follows:

                                                     December 31, 2012 December 31, 2011
                                                     ----------------  ----------------
                                                     Castle   Castle   Castle   Castle
                                                     1 Trust  2 Trust  1 Trust  2 Trust
                                                     -------  -------  -------  -------
                                                              (In Millions)
Outstanding principal                                  $86     $162     $130     $257
Unamortized hedge accounting fair value adjustments     (3)      (5)      (4)      (7)
                                                       ---     ----     ----     ----
Notes payable, net                                     $83     $157     $126     $250
                                                       ===     ====     ====     ====

The weighted average interest rate on the notes during the twelve months ended December 31, 2012 and 2011 was 6.6 percent and 6.3 percent, respectively for Castle 1 Trust and 6.4 percent and 6.0 percent, respectively for Castle 2 Trust.

The Notes of Castle 1 Trust and Castle 2 Trust are payable to affiliates and third parties as follows:

                                            December 31, 2012 December 31, 2011
                                            ----------------- -----------------
                                            Castle   Castle   Castle   Castle
                                            1 Trust  2 Trust  1 Trust  2 Trust
                                            -------  -------  -------  -------
                                                     (In Millions)
     Notes payable - to affiliates, net       $54     $ 88     $ 79     $122
     Notes payable - to third parties, net     29       69       47      128
                                              ---     ----     ----     ----
     Notes payable, net                       $83     $157     $126     $250
                                              ===     ====     ====     ====

Included within Notes payable - to third parties, net on the consolidated balance sheets are outstanding borrowings taken by the Company from the FHLB as described in Note 12.

12. DEBT

In 2011, the Company became a member of the FHLB of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time.

Company                                Domiciliary State                      FHLB Bank
-------                                -----------------                      ---------
AGL                                    Texas                                  FHLB - Dallas
WNL                                    Texas                                  FHLB - Dallas
AGLA                                   Tennessee                              FHLB - Cincinnati
SALIC                                  Arizona                                FHLB - San Francisco

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $54 million and $59 million, respectively, which was reported in partnership and other invested assets. At December 31, 2012, the fair value of collateral pledged to secure advances was $372 million. As of December 31, 2012, the Company had outstanding borrowings of $60 million. There were no advances taken during 2011.

Advances taken by the Company which were outstanding at December 31, 2012 mature at various dates through 2015 and have stated interest rates which range from 0.24 percent to 0.54 percent.

13. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

                                       (In Millions)
                           2013             $ 6
                           2014               4
                           2015               3
                           2016               2
                           2017               2
                           Thereafter         1
                                            ---
                           Total            $18
                                            ===

Rent expense was $7 million, $34 million and $39 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases which expire on various dates through 2018. At December 31, 2012, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2012, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                       (In Millions)
                           2013            $119
                           2014              81
                           2015              50
                           2016              23
                           2017               9
                           Thereafter         1
                                           ----
                           Total           $283
                                           ====

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $595 million and $841 million for the periods ended December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $444 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, and the remaining by 2017 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $142 million in commitments relating to mortgage loans at December 31, 2012.

Other Commitments

In the ordinary course of business, the Company is obligated to purchase approximately $23 million of asset-backed securities in future periods at December 31, 2012. The expiration date of this commitment is in 2016.

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 16).

The Company's wholly owned subsidiary, SA Affordable Housing, LLC ("SAAH LLC"), has invested and indirectly acquired low-income housing tax credits pursuant to
Section 42 of the Internal Revenue Code, as amended (the "federal tax credits"). In July 2010, SAAH LLC sold approximately $745 million in federal tax credits to unaffiliated investors through transactions that involved formation of investment limited partnerships in which SAAH LLC is the general partner. At the time of these transactions, SAAH LLC was a wholly owned subsidiary of SALIC, which merged with and into the Company on December 31, 2012 (see Note 1 for description of the merger). In connection with the sales of these federal tax credits, SALIC guaranteed, in favor of the unaffiliated investors, all payment obligations of SAAH LLC in its capacity as the general partner of the investment limited partnerships. Upon SALIC's merger with and into the Company, the Company assumed all of SALIC's obligations under these guarantees. SAAH LLC has retained proceeds from sales of the tax credits in an amount reasonably expected to meet its payment obligations as the general partner. Accordingly, the Company currently believes that any calls on its guarantees would be immaterial.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2012.

CONTINGENT LIABILITIES

Legal Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company invested a total of $491 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions (October 2000 and June 2004). The Company received back a total amount of $567 million from these

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments. In August 2010, a court-appointed receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. Robb, Evans & Associates LLC ("The Receiver") asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from this lawsuit will have a material adverse effect on the on the Company's consolidated financial condition, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $17 million and $26 million for these guaranty fund assessments at December 31, 2012, and 2011, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

14. TOTAL EQUITY

Capital contributions received by the Company were $265 thousand, $16 million and $6 million in 2012, 2011 and 2010, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income are as follows:

                                                             2012     2011     2010
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $12,608  $ 9,722  $ 6,541
   Gross unrealized losses                                    (704)  (2,143)  (2,289)
Net unrealized gains on other invested assets                  925      655      570
Adjustments to DAC, VOBA and deferred sales inducements     (1,804)  (1,088)    (703)
Insurance loss recognition                                  (2,048)  (1,712)    (234)
Foreign currency translation adjustments                        12       15       12
Deferred federal and state income tax expense               (3,096)  (1,913)  (1,350)
                                                           -------  -------  -------
   Accumulated other comprehensive income                  $ 5,893  $ 3,536  $ 2,547
                                                           =======  =======  =======

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                             Unrealized gains
                                             (losses) of fixed                    Adjustment to
                                                 maturity                        deferred policy
                                              investments on                    acquisition costs,
                                             which other-than  Unrealized gains value of business
                                             temporary credit  (losses) on all     acquired and
                                             impairments were   other invested    deferred sales   Insurance loss
                                                   taken            assets         inducements      recognition
                                             ----------------- ---------------- ------------------ --------------
                                                                                     (In Millions)
DECEMBER 31, 2012
Unrealized change arising during period           $1,682           $ 1,787            $(817)          $(1,143)
Less: Reclassification adjustments included
  in net income                                      230            (1,356)            (101)             (807)
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,452             3,143             (716)             (336)
Less: Income tax (expense) benefit                  (545)           (1,015)             257               119
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  907           $ 2,128            $(459)          $  (217)
                                                  ======           =======            =====           =======
DECEMBER 31, 2011
Unrealized change arising during period           $  616           $ 3,082            $(465)          $(1,478)
Less: Reclassification adjustments included
  in net income                                      291                (5)             (80)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                       325             3,087             (385)           (1,478)
Less: Income tax (expense) benefit                  (111)           (1,104)             134               519
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  214           $ 1,983            $(251)          $  (959)
                                                  ======           =======            =====           =======
DECEMBER 31, 2010
Unrealized change arising during period           $1,793           $ 2,737            $(722)          $  (234)
Less: Reclassification adjustments included
  in net income                                      526              (275)            (107)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,267             3,012             (615)             (234)
Less: Income tax (expense) benefit                  (447)           (1,096)             216                81
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  820           $ 1,916            $(399)          $  (153)
                                                  ======           =======            =====           =======





                                             Foreign currency
                                               translation
                                                adjustment     Total
                                             ---------------- -------

DECEMBER 31, 2012
Unrealized change arising during period            $(3)       $ 1,506
Less: Reclassification adjustments included
  in net income                                     --         (2,034)
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                      (3)         3,540
Less: Income tax (expense) benefit                   1         (1,183)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $(2)       $ 2,357
                                                   ===        =======
DECEMBER 31, 2011
Unrealized change arising during period            $ 3        $ 1,758
Less: Reclassification adjustments included
  in net income                                     --            206
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       3          1,552
Less: Income tax (expense) benefit                  (1)          (563)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 2        $   989
                                                   ===        =======
DECEMBER 31, 2010
Unrealized change arising during period            $ 7        $ 3,581
Less: Reclassification adjustments included
  in net income                                     --            144
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       7          3,437
Less: Income tax (expense) benefit                  (3)        (1,249)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 4        $ 2,188
                                                   ===        =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2013 without prior approval of the TDI is $2.4 billion.

In 2012 and 2011, the Company paid dividends totaling $1.9 billion and $1.8 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of AGL at December 31 were as follows:

                                             2012    2011    2010
                                            ------- ------- -------
                                                 (In Millions)
             Statutory net income           $ 3,641 $   924 $   778
             Statutory capital and surplus  $11,514 $15,626 $15,717

15. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                           2012   2011    2010
                                          -----  -----  -------
                                              (In Millions)
                Current                   $  29  $(170) $   (15)
                Deferred                   (651)  (543)  (1,115)
                                          -----  -----  -------
                Total income tax benefit  $(622) $(713) $(1,130)
                                          =====  =====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                       2012     2011     2010
                                                     -------  -------  -------
                                                           (In Millions)
U.S. federal income tax (benefit) at statutory rate  $   845  $   464  $   721
Adjustments:
   Valuation allowance                                (1,457)  (1,225)  (1,679)
   State income tax                                       (2)      91      (84)
   Dividends received deduction                          (24)     (27)     (14)
   Audit corrections                                      12        1        4
   Prior year corrections                                 (3)      (8)     (21)
   Other credits, taxes and settlements                    7       (9)     (57)
                                                     -------  -------  -------
Total income tax benefit                             $  (622) $  (713) $(1,130)
                                                     =======  =======  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2012     2011
                                                                           -------  -------
                                                                             (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $ 3,829  $ 5,213
   Basis differential of investments                                         1,085    1,075
   Policy reserves                                                           1,758    1,767
   Other                                                                       271      185
                                                                           -------  -------
   Total deferred tax assets before valuation allowance                      6,943    8,240
   Valuation allowance                                                      (3,467)  (5,018)
                                                                           -------  -------
   Total deferred tax assets                                                 3,476    3,222
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,074)  (1,969)
   Net unrealized gains on debt and equity securities available for sale    (3,081)  (2,429)
   State deferred tax liabilities                                              (21)      (5)
   Capitalized EDP                                                              (6)      (3)
                                                                           -------  -------
   Total deferred tax liabilities                                           (5,182)  (4,406)
                                                                           -------  -------
Net deferred tax liability                                                 $(1,706) $(1,184)
                                                                           =======  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012, the Company had the following net operating losses carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008        $ 2          2023
                       2009         --          2024
                       2010         24          2025
                       2011         10          2026
                       2012         17          2027
                                   ---
                       Total       $53
                                   ===

At December 31, 2012, the Company had the following foreign tax credit carryovers:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005        $ 1          2015
                       2006          6          2016
                       2007          1          2017
                       2008          2          2018
                       2009          3          2019
                       2010          9          2020
                       2011          7          2021
                       2012          7          2022
                                   ---
                       Total       $36
                                   ===

At December 31, 2012, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008      $ 9,947        2013
                       2009          579        2014
                                 -------
                       Total     $10,526
                                 =======

At December 31, 2012, the Company had the following general business credit carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005       $ 18          2025
                       2006          7          2026
                       2007         90          2027
                       2008         15          2028
                       2009         27          2029
                       2010         38          2030
                       2011          7          2031
                       2012          7          2032
                                  ----
                       Total      $209
                                  ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $1.6 billion of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $1.5 billion was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                              December 31,
                                                              ------------
                                                              2012   2011
                                                              ----  -----
                                                              (In Millions)
      Gross unrecognized tax benefits at beginning of period  $65   $ 345
         Increases in tax positions for prior years            20       1
         Decreases in tax positions for prior years            --    (281)
                                                              ---   -----
      Gross unrecognized tax benefits at end of period        $85   $  65
                                                              ===   =====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $67 million and $58 million, respectively. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $11 million and $18 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and 2011, the Company had accrued $18 million and $3 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2012, 2011 and 2010, the Company recognized an expense of $11 million, $1 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2012 remain subject to examination by major tax jurisdictions.

16. RELATED-PARTY TRANSACTIONS

Events Related to AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury (the "Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution ("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The Company paid approximately $198 million, $278 million and $190 million for such services in 2012, 2011 and 2010, respectively. Accounts payable for such services were $172 million and $71 million at December 31, 2012 and 2011, respectively. The Company rents facilities and provides services on an allocated cost basis to various

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $282 million, $151 million and $144 million for such services and rent in 2012, 2011 and 2010, respectively. Accounts receivable for rent and services were $226 million and $47 million at December 31, 2012 and 2011, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $39 million, $36 million and $32 million for the years ended December 31, 2012, 2011 and 2010, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 8 percent, 10 percent and 15 percent of premiums received in 2012, 2011 and 2010, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 14 percent and 16 percent of sales in 2012, 2011 and 2010, respectively.

On February 1, 2004, SAAMCo. entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $3 million, $2 million and $2 million in 2012, 2011 and 2010, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $15 million, $14 million and $13 million in 2012, 2011 and 2010, respectively, and are net of certain administrative costs incurred by VALIC of $4 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which mature on November 15, 2026. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust, which is fully consolidated, recognized impairment losses of $4 million, $86 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Castle 2 Trust, which is fully consolidated, recognized impairment losses of $9 million and $87 million for the years ended December 31, 2012 and 2011, respectively. There were no impairments recognized in 2010.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million and $314 thousand on the Note during 2011 and 2010, respectively.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on September 15, 2011. The Company recognized interest income of $22 million and $31 million on the Note during 2011 and 2010, respectively. Upon maturity, the Company reinvested $300 million in a
5.57 percent Senior Promissory Note due September 30, 2014, issued by SAFG, Inc. The Company recognized interest income of $16 million and $5 million on the Note during 2012 and 2011, respectively.

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

Financing Agreements

On July 1, 2011, the Company entered into a short-term financial arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), whereby SAFGRS has the right to borrow up to $100 million from the Company. Principal amounts borrowed under the arrangement may be repaid and re-borrowed, in whole or in part, at any time and from time to time, without penalty. All advances made shall be repaid by SAFGRS in full no later than the stated maturity date of December 31, 2012. There was no outstanding balance under this arrangement at December 31, 2012 or 2011. This short-term financing arrangement expired by its terms on December 31, 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 or 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 and 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On January 20, 2004 and February 15, 2004, the Company entered into separate short-term financing arrangements with USL, whereby the Company has the right to borrow up to $15 million under each agreement from USL. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2012 and 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with USL, dated February 15, 2004, whereby USL has the right to borrow up to $15 million from the Company. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2012 and 2011.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. Outstanding borrowings bear interest at a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to the daily Federal Commercial Paper rate, formally known as the Fed H.15 Financial CP 1 day (yield) (the "Fed H.15") (ticker H15F001Y), as calculated every business day by the Federal Reserve Bank and published by Bloomberg. The interest rate for each Advance shall equal the average daily rate of the Fed H.15 for the period in which the relevant Advance is outstanding. There was no outstanding balance under this agreement at December 31, 2012 or 2011.

On April 10, 2010, the Company amended and restated a short-term financing arrangement with SAFGRS, whereby SAFGRS has the right to borrow up to $520 million from the Company. The principal amount of the note was originally for $950 million. Interest under the note is payable on the outstanding daily unpaid principal amount of each advance from the date the advance is made until payment in full, and accrues on a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to three-month USD-LIBOR plus 300 basis points (3.0 percent) for each interest period under the note; provided however, that at any given time, the three-month USD-LIBOR rate shall not be less than 3.5 percent. Interest accrued is payable on January 10, April 10, July 10, and October 10 of each year, commencing on
July 10, 2010 and ending on and including April 10, 2011 (unless the short-term financing arrangement is extended in accordance with its terms). On January 10, 2009, as required under AIG's credit facility agreement with the New York Fed, the Company and SAFGRS executed an affiliate subordination agreement in respect to the amended and restated short-term financing arrangement (the "Subordination Agreement"), pursuant to which the Company agreed to subordinate its rights under the short-term financing arrangement in favor of the New York Fed in limited circumstances. As a result of the complete repayment by AIG of all amounts owing under AIG's revolving credit facility with the New York Fed on January 14, 2011, the Subordination Agreement was terminated by the Company and SAFGRS on February 22, 2011. On April 11, 2011, SAFGRS repaid the amount borrowed under the note of $218 million, and by its terms the note expired. There was no outstanding balance at December 31, 2011.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPS"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $405 thousand at December 31, 2012 and $445 thousand at December 31, 2011. The Company believes the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.2 billion and $1.1 billion at December 31, 2012 and 2011, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

17. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

18. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

Ambrose Transactions

On February 6, 2013, the Company acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 2") with a fair market value of $159 million in exchange for an intraday Demand Note that was subsequently extinguished. The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 2 with a combined carrying value of approximately $2.0 billion to a newly formed special purpose entity, Ambrose 2013-2 ("Ambrose 2"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 2 in three tranches, (Class A1, B and X), with a fair value of approximately $2.0 billion. The Class X notes ($67 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $159 million Demand Note resulting in a $92 million capital contribution to the Company. Ambrose 2 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 2 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 2 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 2 is a VIE and the Company maintains the power to direct the activities of Ambrose 2 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 2 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity. The Class A1 and Class B structured securities issued by Ambrose 2 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 2 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 2 transaction resulted in an increase in the Company's assets (Secondary Portfolio 2 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

On April 10, 2013, the Company executed a similar transaction to Ambrose 2 in which it acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 3") with a fair market value of $179 million in exchange for an intraday Demand Note. that was subsequently extinguished The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 3 with a combined carrying value of approximately $2.1 billion to a newly formed special purpose entity, Ambrose 2013-3 ("Ambrose 3"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 3 in three tranches, (Class A1, B and X), with a fair value of approximately $2.1 billion. The Class X notes ($58 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $179 million Demand Note resulting in a $121 million capital contribution to the Company. Ambrose 3 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 3 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 3 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 3 is a VIE and the Company maintains the power to direct the activities of Ambrose 3 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 3 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Class A1 and Class B structured securities issued by Ambrose 3 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 3 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 3 transaction resulted in an increase in the Company's assets (Secondary Portfolio 3 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Dividend to AGC Life

The Company paid a $571 million dividend to AGC Life on March 28, 2013.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report................................................  2
Statements of Admitted Assets...............................................  4
Statements of Liabilities, Capital and Surplus..............................  5
Statements of Operations and Changes in Capital and Surplus.................  6
Statements of Cash Flow.....................................................  7
Note 1 - Organization and Summary of Significant Statutory Basis Accounting
Policies....................................................................  8
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements..... 20
Note 3 - Investments........................................................ 24
Note 4 - Reserves for Loss and Loss Adjustment Expense...................... 34
Note 5 - Related Party Transactions......................................... 39
Note 6 - Reinsurance........................................................ 50
Note 7 - Deposit Accounting Assets and Liabilities.......................... 56
Note 8 - Federal Income Taxes............................................... 57
Note 9 - Pension Plans and Deferred Compensation Arrangements............... 65
Note 10 - Capital and Surplus and Dividend Restrictions..................... 67
Note 11 - Contingencies..................................................... 69
Note 12 - Other Significant Matters......................................... 77
Note 13 - Subsequent Events................................................. 80

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa., which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1B. The financial statements give retroactive effect to the merger of Landmark Insurance Company into the Company on January 1, 2012 in a transaction accounted for as a statutory merger, as described in Notes 1 and 5 to the accompanying financial statements.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
New York, New York
April 26, 2013

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                               2012         2011
------------------                                                                            ----------- -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $15,156,100; 2011 - $15,737,286)    $14,245,527 $15,386,797
   Common stocks, primarily at carrying value adjusted for nonadmitted assets (cost: 2012 -
     $3,774,410; 2011 - $1,499,608)                                                             9,008,683   6,911,789
   Other invested assets (cost: 2012 - $3,586,503; 2011 - $3,441,378)                           4,007,170   3,938,581
   Derivatives                                                                                      2,323       2,509
   Short-term investments, at amortized cost (approximates fair value)                            303,188     173,663
   Cash equivalents and cash (overdrafts)                                                         102,015    (134,853)
   Receivable for securities sold                                                                   3,211       3,639
                                                                                              ----------- -----------
       TOTAL CASH AND INVESTED ASSETS                                                          27,672,117  26,282,125
                                                                                              ----------- -----------
Investment income due and accrued                                                                 159,520     160,173
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                               778,174     453,367
   Premiums and installments booked but deferred and not yet due                                  303,626     362,444
   Accrued retrospective premiums                                                               1,180,119   1,454,580
Amounts billed and receivable from high deductible policies                                        60,776      40,431
Reinsurance recoverable on loss payments                                                          436,391     380,513
Funds held by or deposited with reinsurers                                                         79,950      75,887
Net deferred tax assets                                                                           885,686     887,922
Equities in underwriting pools and associations                                                   269,842     281,764
Receivables from parent, subsidiaries and affiliates                                              366,647     167,221
Other admitted assets                                                                             327,950     394,881
                                                                                              ----------- -----------
       TOTAL ADMITTED ASSETS                                                                  $32,520,798 $30,941,308
                                                                                              =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                                                2012        2011
------------------                                                                             ----------- -----------
                                         Liabilities
Reserves for losses and loss adjustment expenses                                               $12,280,858 $12,342,958
Unearned premium reserves                                                                        2,375,430   2,567,425
Commissions, premium taxes, and other expenses payable                                             269,360     318,910
Reinsurance payable on paid loss and loss adjustment expenses                                      297,992      88,014
Current federal taxes payable to parent                                                                492      63,965
Funds held by company under reinsurance treaties                                                 1,070,100   1,031,053
Provision for reinsurance                                                                           50,810      77,539
Ceded reinsurance premiums payable, net of ceding commissions                                      424,394     323,658
Collateral deposit liability                                                                       397,920     316,620
Payable for securities purchased                                                                     7,736         329
Payable to parent, subsidiaries and affiliates                                                     464,721     593,674
Other liabilities                                                                                  482,081     442,411
                                                                                               ----------- -----------
   TOTAL LIABILITIES                                                                            18,121,894  18,166,556
                                                                                               ----------- -----------
                                     Capital and Surplus
Common capital stock, $5.00 par value, 1,000,000 shares authorized, 895,750 shares issued and
  outstanding                                                                                        4,479       4,479
Capital in excess of par value                                                                   8,800,382   6,388,635
Unassigned surplus                                                                               5,592,771   5,772,155
Special surplus tax - SSAP 10R                                                                          --     609,232
Special surplus funds from retroactive reinsurance                                                   1,272         251
                                                                                               ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                                                    14,398,904  12,774,752
                                                                                               ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                      $32,520,798 $30,941,308
                                                                                               =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                               -----------  -----------  -----------
                          Statement of Operations
Underwriting income:
   Premiums earned                                                             $ 4,830,308  $ 5,293,586  $ 5,339,239
Underwriting deductions:
   Losses incurred                                                               3,596,181    3,836,877    4,855,589
   Loss adjustment expenses incurred                                               612,110      616,469      934,751
   Other underwriting expenses incurred                                          1,337,353    1,332,551    1,412,886
                                                                               -----------  -----------  -----------
Total underwriting deductions                                                    5,545,644    5,785,897    7,203,226
                                                                               -----------  -----------  -----------
Loss portfolio transfer:
   Premium from affiliated loss portfolio transfer (Note 4)                        (42,477)  (1,814,940)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               42,477    1,814,940           --
                                                                               -----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                               -----------  -----------  -----------
Net underwriting loss                                                             (715,336)    (492,311)  (1,863,987)
                                                                               -----------  -----------  -----------
Investment gain:
   Net investment income earned                                                  1,805,552      981,112    1,113,159
   Net realized capital gains (net of capital gains tax: 2012 - $ 2; 2011 -
     $ 2,096; 2010 - $17,787)                                                       26,074      176,048        8,856
                                                                               -----------  -----------  -----------
Net investment gain                                                              1,831,626    1,157,160    1,122,015
                                                                               -----------  -----------  -----------
Net (loss) gain from agents' or premium balances charged-off                       (60,217)     (17,105)      22,205
Other (expense) income                                                              (2,827)     (38,544)      42,805
                                                                               -----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES          1,053,246      609,200     (676,962)
Federal and foreign income tax expense (benefit)                                    14,278        4,776          (61)
                                                                               -----------  -----------  -----------
   NET INCOME (LOSS)                                                           $ 1,038,968  $   604,424  $  (676,901)
                                                                               ===========  ===========  ===========
                       Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year $                         12,774,752  $12,913,542  $12,828,996
   Adjustment to beginning surplus                                                  55,356     (373,381)     (54,138)
Capital and surplus, as of January 1,                                           12,830,108   12,540,161   12,774,858
   Net income (loss)                                                             1,038,968      604,424     (676,901)
   Change in net unrealized capital (losses) gains (net of capital gains tax
     (benefit)expense: 2012 - $(15,710); 2011 - $(3,817): 2010 - $ 63,042)        (216,527)     389,013      428,758
   Change in net deferred income tax                                               (75,234)     182,102       30,914
   Change in non-admitted assets                                                   129,220     (232,514)      81,715
   Change in provision for reinsurance                                              26,729       17,034       (8,078)
   Capital contribution                                                          2,401,423      651,765      774,479
   Dividends to stockholders                                                    (1,735,998)    (881,346)    (889,961)
   Foreign exchange translation                                                        215           --       (4,244)
   Change in SSAP 10R                                                                   --        7,435      356,128
   Other surplus adjustments                                                            --        6,678       45,874
   Return of capital                                                                    --     (510,000)          --
                                                                               -----------  -----------  -----------
 Total changes in capital and surplus                                            1,568,796      234,591      138,684
                                                                               -----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                        $14,398,904  $12,774,752  $12,913,542
                                                                               ===========  ===========  ===========

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                              2012         2011         2010
--------------------------------                                           ----------  -----------  -----------
                          Cash from Operations
Premiums collected, net of reinsurance                                     $4,805,816  $ 4,828,083  $ 5,097,077
Net investment income                                                       1,751,882    1,000,207    1,135,097
Miscellaneous (expense) income                                                (20,480)     (59,534)      22,050
                                                                           ----------  -----------  -----------
   SUB-TOTAL                                                                6,537,218    5,768,756    6,254,224
                                                                           ----------  -----------  -----------
Benefit and loss related payments                                           3,451,479    4,112,321    4,315,640
Payment to an affiliate under loss portfolio transfer                              --      827,363           --
Commission and other expense paid                                           2,069,508    2,086,052    2,160,708
Dividends paid to policyholders                                                    --           --           --
Federal and foreign income taxes paid (recovered)                                  65      (38,969)    (130,706)
                                                                           ----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                              1,016,166   (1,218,011)     (91,418)
                                                                           ----------  -----------  -----------
                         Cash from Investments
Proceeds from investments sold, matured, or repaid:
   Bonds                                                                    2,694,473    4,730,149    6,214,943
   Stocks                                                                       9,810    1,468,434      532,652
   Other                                                                      301,493      470,130    1,006,732
                                                                           ----------  -----------  -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                 3,005,776    6,668,713    7,754,327
                                                                           ----------  -----------  -----------
Cost of investments acquired:
   Bonds                                                                    2,308,892    5,720,496    7,607,962
   Stocks                                                                     216,285      658,502      621,311
   Other                                                                      454,820    1,310,840    1,160,055
                                                                           ----------  -----------  -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                       2,979,997    7,689,838    9,389,328
                                                                           ----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                       25,779   (1,021,125)  (1,635,001)
                                                                           ----------  -----------  -----------
             Cash from Financing and Miscellaneous Sources
Capital contributions                                                         300,000    1,387,617           --
Return of capital                                                                  --     (510,000)          --
Dividends to stockholder                                                     (833,896)    (845,000)    (776,238)
Intercompany receivable and payable, net                                     (322,440)     508,588    2,144,287
Net deposit on deposit-type contracts and other insurance                      (1,775)      (2,479)      14,281
Equities in underwriting pools and associations                                57,752      292,276        6,871
Collateral deposit liability                                                   81,300     (114,101)     (14,278)
Other                                                                          43,507       25,421      (75,817)
                                                                           ----------  -----------  -----------
   NET CASH (USED IN) PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES     (675,552)     742,322    1,299,106
                                                                           ----------  -----------  -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                              366,393   (1,496,814)    (427,313)
Cash and short-term investments:
   Beginning of year                                                           38,810    1,535,624    1,962,937
                                                                           ----------  -----------  -----------
   END OF YEAR                                                             $  405,203  $    38,810  $ 1,535,624
                                                                           ==========  ===========  ===========

Refer to Note 12D for non-cash items.

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or
   AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG Property Casualty Inc., respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 22.8 percent of its net premiums written represented workers' compensation business. During 2012, of the Company's total direct written premium, 12.5 percent, 9.1 percent and
   8.3 percent were written in California, Texas, and New York, respectively. Direct premiums written in non-U.S. jurisdictions accounted for 10.8 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners
   (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                           Pool
                                                                NAIC   Participation   State of
Company                                                        Co Code  Percentage     Domicile
-------                                                        ------- ------------- ------------
(1) National Union*                                             19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home)             19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)               19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                    19402       5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)             23841       5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)   19429       5%       Pennsylvania
(7) Chartis Casualty Company (CCC)                              40258       0%       Pennsylvania
(8) Granite State Insurance Company (Granite)                   23809       0%       Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)         23817       0%         Illinois
*Lead Company

   The accompanying financial statements include the Company's U.S. operation and its participation in the Chartis Overseas Association (COA or the Association). Refer to Note 5 for additional information pertaining to the Association.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

   Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into the Company. In conjunction with this merger, the Company retroceded all of Landmark's gross reserves to Lexington Insurance Company (Lexington). Refer to Note 5 for additional information.

   Prior year amounts within the Statements of Admitted Assets, Liabilities, Capital and Surplus and Operations and Changes in Capital and Surplus, have been adjusted to reflect the merger of Landmark into the Company and subsequent retrocession to Lexington as if these transactions had occurred as of January 1, 2011. However, the Company received Pennsylvania Department of Insurance (PA DOI) concurrence to support its decision to not present the full impact of the merger in the 2011 and 2010 prior year's Statement of Operations and Changes in Capital and Surplus. Refer to Note 5 for additional information.

   Asset and liability accounts acquired by the Company as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to each pool participant in accordance with its pooling participation percentage. Accounts not subject to pooling, (e.g. cash and invested assets) have been added to the Company's prior year balances.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including the prescribed practices of allowing the discounting of workers' compensation known case and incurred but not reported (IBNR) loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting of reserves is not permitted).

   With the concurrence of the Pennsylvania Insurance Department (PA DOI), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   With the concurrence of the PA DOI, certain offsets to the provision for reinsurance have been calculated in accordance with the accounting practice prescribed by the State of New York.

   Had the aforementioned prescribed and permitted practices not been utilized, the Company would continue to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                             2012         2011         2010
------------                                         -----------  -----------  -----------
Net income (loss), PA SAP                            $ 1,038,968  $   604,424  $  (676,901)
State prescribed practices - addition (deduction):
   Non-tabular discounting                                11,750      221,772     (267,788)
                                                     -----------  -----------  -----------
NET INCOME (LOSS), NAIC SAP                          $ 1,050,718  $   826,196  $  (944,689)
                                                     ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP                            $14,398,904  $12,774,752  $12,913,542
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (974,532)    (986,282)  (1,208,054)
   Credits for reinsurance                              (122,388)    (100,092)    (181,992)
                                                     -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP                          $13,301,984  $11,688,378  $11,523,496
                                                     ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair value (referred to a fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statement of Operations immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e., the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows presents changes in cash and short-term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those estimates for loss reserves and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

       . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and
          (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As described in Note 5, the Company is party to an Admitted Pool pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which may also result in a negative cash position. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

       . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments.

       . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 thru 6 are

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

          carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved, bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

          Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

          Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $5,823,124 and $5,190,542, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

       . COMMON AND PREFERRED STOCKS: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

          Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

       . OTHER INVESTED ASSETS: Other invested assets primarily include joint ventures and partnerships. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary impairment ("OTTI") in value, the cost basis is written down to fair value as the new cost basis, with a corresponding charge to Net Realized Capital Gains/(Losses) as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the derivative contract expires, realized gains and losses are recorded in investment income.

       . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

       . UNREALIZED GAINS (LOSSES): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   OTHER THAN TEMPORARY IMPAIRMENT:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP NO. 43R REVISED,-LOAN-BACKED AND STRUCTURED SECURITIES, SSAP NO. 26 - BONDS, EXCLUDING LOAN BACKED AND STRUCTURED SECURITIES, SSAP NO. 30 - INVESTMENTS IN COMMON STOCK (EXCLUDING INVESTMENTS IN COMMON STOCK OF SUBSIDIARY, CONTROLLED, OR AFFILIATED ENTITIES), SSAP NO. 48 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES AND INTERPRETATION OF THE EMERGING ACCOUNTING ISSUES WORKING GROUP (INT) 06-07 DEFINITION OF PHRASE "OTHER THAN TEMPORARY".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses). In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    .  There are other factors precluding a full recovery of the investments.

       Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered candidates for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

    .  The Company may not realize a full recovery on its investment;

    .  Fundamental credit issues of the issuer exist;

    . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered candidates for OTTI. OTTI factors to consider include:

    . An order of liquidation or other fundamental credit issues with the partnership exists;

    . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

    . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized in the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for all amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted, and thereafter for 10 percent of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,180,119 and $1,454,580, respectively, net of non-admitted premium balances of $40,186 and $61,447, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $163,089  $370,673  $552,805
Percentage of total net written premiums                             3.5%      7.6%     11.5%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or five year term) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statement of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated Unassigned Surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP
   No. 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by PA DOI, or, ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,387,850 and $3,905,073, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $85,644 and $66,826, respectively, of which $24,868 and $26,395, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the PA DOI, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the Statements of Admitted Assets and Liabilities, Capital and Surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, reserves for losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $223,283 and $214,052, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

    . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0 percent interest rate.

    . For accident years 2002 and subsequent - At December 31, 2012 and 2011, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at an interest rate no greater than 4.25 percent, which is commensurate with the average yield on its bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2012, the Company's non-tabular discount amounted to $974,532 of which $480,332 and $494,200 were applied to case reserves and IBNR, respectively. As of December 31, 2011, the Company's non-tabular discount amounted to $986,282, of which $405,872 and $580,410 were applied to case reserves and IBNR, respectively. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $3,622,672 and $3,743,396, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholders.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet PA SAP requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. Depreciation and amortization expense for the years ended December 31, 2012 and 2011, amounted to $9,643 and $15,194, respectively, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $172,094 and $162,468, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2-ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012 the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   In 2011, the Company adopted SSAP No. 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning
   January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

    1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

    2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

    3. The amount of the assessment can be reasonably estimated.

      For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12).

   The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010, and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011, and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011, and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2011                                    $12,774,752   $30,941,308      $18,166,556
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,574 of deemed capital
     contribution)                                                   23,356        23,356               --
   Liability corrections                                            (27,898)           --           27,898
   Income tax corrections (includes $4,750 of deemed capital
     contribution)                                                   59,898        59,898               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
         SURPLUS                                                     55,356        83,254           27,898
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                         $12,830,108   $31,024,562      $18,194,454
                                                                ===========   ===========      ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The composition of each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS-The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) overstated allowance accounts, c) reduction of accrued recoverables related to self insured retention programs, d) cross-ownership interest in affiliated companies, e) reconciling items relating to other assets and deposit programs, and f) reductions for unrealizable retrospectively rated premiums.

   LIABILITY CORRECTIONS-The net amount relates to corrections for the following items: a) unearned premium and loss reserves validation adjustments b) statutory to GAAP IBNR differences c) deposit liability validations and d) residual market plan excess liabilities.

   INCOME TAX CORRECTIONS- The net amount relates to corrections for the following items: a) current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

2011 ADJUSTMENTS:

                                                         POLICYHOLDERS TOTAL ADMITTED
                                                            SURPLUS        ASSETS     TOTAL LIABILITIES
                                                         ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2010                              $12,740,815   $32,248,074      $19,507,259
Adjustments to beginning Capital and Surplus
   Asset corrections                                         (151,727)     (151,727)              --
   Liability corrections                                     (211,512)           --          211,512
   Income tax corrections                                     (10,142)      (10,142)              --
                                                          -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BE GINNING CAPITAL AND
         SURPLUS                                             (373,381)     (161,869)         211,512
                                                          -----------   -----------      -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                   $12,367,434   $32,086,205      $19,718,771
                                                          ===========   ===========      ===========

   The composition of each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS - The decrease in net admitted assets is primarily the result of corrections for: (a) cross ownership interest in affiliated companies; (b) non-admitted assets; (c) a pooling of equities and deposits in pools and associations; (d) valuation of SSAP 97 investments; and
   (e) non-admitted assets related to retro premium and high deductible recoverables; partially offset by (f) allowance account adjustments;
   (g) reclassification of paid losses; (h) a surplus adjustment; and (i) other small miscellaneous adjustments.

   LIABILITY CORRECTIONS - The increase in total liabilities is primarily the result of: (a) a deferral of a gain associated with investment transfers and sale amongst affiliates in 2010 (this gain was realized in 2011, when the securities were sold to third parties); (b) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (c) adjustment of paid losses and loss reserves; partially offset by (d) miscellaneous reserve adjustments; and (e) other small miscellaneous adjustments.

   INCOME TAX CORRECTIONS - The decrease in taxes is primarily the result of:
   (a) adjustments to the current and deferred tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2010 ADJUSTMENTS:

                                                            POLICYHOLDERS TOTAL ADMITTED
                                                               SURPLUS        ASSETS     TOTAL LIABILITIES
                                                            ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009                                 $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $173,473 of deemed capital
     contribution)                                               (50,416)      (50,416)              --
   Liability corrections                                         (25,068)           --           25,068
   Income tax corrections                                         21,346        21,346               --
                                                             -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
         SURPLUS                                                 (54,138)      (29,070)          25,068
                                                             -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                      $12,604,222   $32,002,796      $19,398,574
                                                             ===========   ===========      ===========

   The composition of each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS - The decrease in net admitted assets is primarily the result of: (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements; (b) a decrease in miscellaneous accounts receivable; and (c) a decrease in the value of investments in subsidiaries; partially offset by, (d) an increase in equities and deposits in pools and association; and, (e) other miscellaneous adjustments.

   LIABILITY CORRECTIONS - The increase in total liabilities is primarily the result of: (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and, (d) other small miscellaneous adjustments.

   INCOME TAX CORRECTIONS - The change in taxes is primarily the result of:
   (a) adjustments to the deferred tax balances; and (b) the tax effect of the corresponding change in asset and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011:

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $14,245,527 $15,156,100 $15,386,797 $15,737,286
   Common stock                                          9,008,683  10,564,678   6,911,789   8,966,208
   Preferred stocks                                             --          --          --       1,867
   Derivatives                                               2,323       2,323       2,509       2,509
   Other invested assets                                 4,007,170   4,007,170   3,938,581   3,938,581
   Cash, cash equivalents and short-term investments       405,203     405,203      38,810      38,810
   Receivable for securities                                 3,211       3,211       3,639       3,639
   Equities and deposits in pool & associations            269,842     269,842     281,764     281,764
Liabilities:
   Collateral deposit liability                            397,920     397,920     316,620     316,620
   Payable for securities                                    7,736       7,736         329         329

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the tables below:

                                                                                 GROSS      GROSS
                                                                    CARRYING   UNREALIZED UNREALIZED
                                                                     VALUE *     GAINS      LOSSES   FAIR VALUE
                                                                   ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                                $   430,234  $ 16,139   $   114   $   446,259
   All other governments                                             1,559,337   100,618       202     1,659,753
   States, territories and possessions                                 830,661    72,485         5       903,141
   Political subdivisions of states, territories and possessions     1,154,431    75,316     1,030     1,228,717
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
     and their political subdivisions                                2,790,498   195,832        10     2,986,320
   Industrial and miscellaneous                                      7,480,366   493,922    42,378     7,931,910
                                                                   -----------  --------   -------   -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                            $14,245,527  $954,312   $43,739   $15,156,100
                                                                   ===========  ========   =======   ===========

At December 31, 2012 the Company held hybrid securities with a fair value of $82,675 and carrying value of $78,493. The securities are included in the Industrial and miscellaneous category.

                                                                                 GROSS      GROSS
                                                                    CARRYING   UNREALIZED UNREALIZED
                                                                     VALUE *     GAINS      LOSSES   FAIR VALUE
                                                                   ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                                $   451,897  $ 16,383   $      1  $   468,279
   All other governments                                             1,695,122    79,651      2,925    1,771,848
   States, territories and possessions                               1,077,767    79,882         --    1,157,649
   Political subdivisions of states, territories and possessions     1,407,364    97,063      2,672    1,501,755
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
     and their political subdivisions                                3,399,824   181,549     11,761    3,569,612
   Industrial and miscellaneous                                      7,354,823   106,527    193,207    7,268,143
                                                                   -----------  --------   --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                            $15,386,797  $561,055   $210,566  $15,737,286
                                                                   ===========  ========   ========  ===========

At December 31, 2011 the Company held hybrid securities with a fair value of $74,546 and carrying value of $73,504. The securities are included in the Industrial and miscellaneous category.

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $278,063 and $219,451, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                         CARRYING
                                          VALUE *   FAIR VALUE
                                        ----------- -----------
Due in one year or less                 $   532,223 $   536,281
Due after one year through five years     3,028,033   3,195,728
Due after five years through ten years    3,062,939   3,294,947
Due after ten years                       2,125,448   2,306,020
Structured securities                     5,496,884   5,823,124
                                        ----------- -----------
   TOTAL BONDS                          $14,245,527 $15,156,100
                                        =========== ===========

Proceeds from sales and associated gross realized capital gains and losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31           2012                   2011                    2010
-------------------------------  ---------------------  ----------------------  ---------------------
                                               EQUITY                 EQUITY                  EQUITY
                                    BONDS    SECURITIES    BONDS    SECURITIES     BONDS    SECURITIES
                                 ----------  ---------- ----------  ----------  ----------  ----------
    Proceeds from sale           $2,182,266    $7,796   $3,520,358  $1,314,510  $5,085,708   $111,224
    Gross realized gains             79,131     1,076      110,006       1,850     198,111     14,691
    Gross realized losses            (9,259)     (269)      (4,189)     (1,062)    (29,723)    (3,240)

The reconciliation from cost or amortized cost to carrying value of the Company's common and preferred stocks, as of December 31, 2012 and 2011, are set forth in the tables below:

                                   DECEMBER 31, 2012
                --------------------------------------------------------
                 COST OR     GROSS      GROSS
                AMORTIZED  UNREALIZED UNREALIZED NON-ADMITTED  CARRYING
                  COST       GAINS      LOSSES      ASSET       VALUE
                ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated   $3,643,368 $5,238,725   $3,088     $ 1,795    $8,877,210
Non-affiliated     131,042        431       --          --       131,473
                ---------- ----------   ------     -------    ----------
   TOTAL        $3,774,410 $5,239,156   $3,088     $ 1,795    $9,008,683
                ========== ==========   ======     =======    ==========

                                      DECEMBER 31, 2011
                   --------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES      ASSET       VALUE
                   ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated      $1,401,047 $5,390,605   $3,921     $    --    $6,787,731
Non-affiliated         98,561     25,667      170          --       124,058
                   ---------- ----------   ------     -------    ----------
   TOTAL           $1,499,608 $5,416,272   $4,091     $    --    $6,911,789
                   ========== ==========   ======     =======    ==========

Preferred stocks:
Non-affiliated     $       -- $    1,867   $   --     $    --            --
                   ---------- ----------   ------     -------    ----------
   TOTAL           $       -- $    1,867   $   --     $    --    $       --
                   ========== ==========   ======     =======    ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The fair value associated with the affiliated common stocks were $10,564,678 and $8,966,208 as of December 31, 2012 and 2011, respectively.

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the tables below:

                                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                                              --------------------- --------------------- ---------------------
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
DESCRIPTION OF SECURITIES                                     ---------- ---------- ---------- ---------- ---------- ----------
As of December 31, 2012:

U.S. governments                                               $ 14,792    $   99    $  1,712   $    15   $   16,504  $   114
All other governments                                            47,630       154      10,006        48       57,636      202
States, territories and possessions                              12,537         5          --        --       12,537        5
Political subdivisions of states,territories and possessions     10,477         3      14,973     1,027       25,450    1,030
Special revenue                                                  61,187        10          --        --       61,187       10
Industrial and miscellaneous                                    453,594     5,250     605,653    37,128    1,059,247   42,378
                                                               --------    ------    --------   -------   ----------  -------
TOTAL BONDS                                                    $600,217    $5,521    $632,344   $38,218   $1,232,561  $43,739
                                                               --------    ------    --------   -------   ----------  -------
Affiliated                                                           --        --      14,590     3,088       14,590    3,088
Non-affiliated                                                       --        --          10        --           10       --
                                                               --------    ------    --------   -------   ----------  -------
TOTAL COMMON STOCKS                                            $     --    $   --    $ 14,600   $ 3,088   $   14,600  $ 3,088
                                                               --------    ------    --------   -------   ----------  -------
TOTAL BONDS AND STOCKS                                         $600,217    $5,521    $646,944   $41,306   $1,247,161  $46,827
                                                               ========    ======    ========   =======   ==========  =======

                                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                                              --------------------- --------------------- ---------------------
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
DESCRIPTION OF SECURITIES                                     ---------- ---------- ---------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                              $      881  $      1   $      7   $    --   $      888  $      1
All other governments                                            137,882     2,925         --        --      137,882     2,925
States, territories and possessions                                   --        --         --        --           --        --
Political subdivisions of states,territories and possessions          --        --     13,346     2,672       13,346     2,672
Special revenue                                                   16,330       294     93,431    11,467      109,761    11,761
Industrial and miscellaneous                                   3,576,648   130,733    540,308    62,474    4,116,956   193,207
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL BONDS                                                   $3,731,741  $133,953   $647,092   $76,613   $4,378,833  $210,566
                                                              ----------  --------   --------   -------   ----------  --------
Affiliated                                                            --        --     26,287     3,921       26,287     3,921
Non-affiliated                                                     1,201       170         --        --        1,201       170
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL COMMON STOCKS                                           $    1,201  $    170   $ 26,287   $ 3,921   $   27,488  $  4,091
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL BONDS AND STOCKS                                        $3,732,942  $134,123   $673,379   $80,534   $4,406,321  $214,657
                                                              ==========  ========   ========   =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,590, $60,751, and $217,924 in 2012, 2011 and 2010, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $1,821, $1,784, and $4,269 during 2012, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

During 2012, 2011 and 2010, the Company reported the following write-downs on its joint ventures and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                               2012    2011    2010
--------------------------------                              ------- ------- -------
KRG Capital Fund III, L.P.                                    $ 5,074 $    -- $    --
PAI Europe IV, L.P.                                             3,514      --      --
PineBridge Southern Cone Partners, L.P.                         1,911      --      --
Thayer Equity IV                                                1,686
Matlin Patterson Global Opportunities Partners II, L.P.         3,349   2,707   8,699
Doughty Hanson & Co. III, LP                                    1,383   2,427      --
Apollo IV LP                                                    1,004      --      --
Knowledge Universe Education, L.P.                                 --  13,237      --
PineBridge Portable Alpha Fund SPC, solely on behalf of            --
       Class A - PineBridge Value/S&P 500 Portfolio                --   3,891      --
PineBridge Multi-Strategy Fund-of-Funds LLC, solely on             --
   behalf of PineBridge Volatility Arbitrage Onshore Series        --   2,955      --
AIG Africa Infrastructure Fund                                     --   2,844      --
Questor Partners Fund II, L.P.                                     --   2,810      --
Warbug Pincus Equity Partners, LP                                  --   2,383      --
AIG Africa Infrastructure Mgmt Fund LLC                            --   2,134      --
Carlyle Europe Partners, L.P.                                      --   1,669      --
PineBridge Asia Partners, L.P.                                     --   1,298      --
General Atlantic Partners 82, L.P.                                 --   1,022      --
Satellite Fund II, LP                                              --     342   4,382
North Castle II                                                    --      --   1,900
The Good Steward Enhanced Fund, Ltd.                               --      --   1,264
Odyssey Investment Partners Funds, LP                              --      --   1,121
Items less than $1.0 million                                    1,508     623   1,187
                                                              ------- ------- -------
TOTAL                                                         $19,429 $40,342 $18,553
                                                              ======= ======= =======

Securities at carrying value of $2,960,603 and $3,094,652 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $30,749, $37,979, and $13,195, respectively, and interest expense of $1,062, $5, and $5,341, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011:

                       DECEMBER 31, 2012
               ---------------------------------
               Level 1 Level 2 Level 3   Total
               ------- ------- -------- --------
Bonds          $   --  $70,614 $ 65,311 $135,925
Common stocks   1,704       --  122,411  124,115
Derivatives        --    2,323       --    2,323
               ------  ------- -------- --------
Total          $1,704  $72,937 $187,722 $262,363
               ======  ======= ======== ========

                       DECEMBER 31, 2011
               ----------------------------------
               Level 1 Level 2  Level 3   Total
               ------- -------- -------- --------
Bonds          $   --  $151,427 $ 27,986 $179,413
Common stocks   2,236        --  121,822  124,058
Derivatives        --     2,509       --    2,509
               ------  -------- -------- --------
Total          $2,236  $153,936 $149,808 $305,980
               ======  ======== ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables present changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011:

                                                                              Unrealized Gains
                 Balance                                                          (Losses)        Purchases, Sales,
               Beginning of Transfers Transfers Total Realized Gains (Losses)   Included in    Issuances, Settlements,
                   Year        In        Out       Included in Net Income         Surplus                Net
               ------------ --------- --------- ----------------------------- ---------------- -----------------------
Bonds            $ 27,986    $26,379  $(54,805)             $198                   $2,164              $63,389
Common stocks     121,822        589        --                --                       --                   --
                 --------    -------  --------              ----                   ------              -------
Total            $149,808    $26,968  $(54,805)             $198                   $2,164              $63,389
                 ========    =======  ========              ====                   ======              =======

                Balance at
               December 31,
                   2012
               ------------
Bonds            $ 65,311
Common stocks     122,411
                 --------
Total            $187,722
                 ========

                                                                              Unrealized Gains
                 Balance                                                          (Losses)        Purchases, Sales,
               Beginning of Transfers Transfers Total Realized Gains (Losses)   Included in    Issuances, Settlements,
                   Year        In        Out       Included in Net Income         Surplus                Net
               ------------ --------- --------- ----------------------------- ---------------- -----------------------
Bonds            $21,436     $28,000  $(22,375)            $(2,319)                $2,286               $958
Common stocks     77,501      44,321        --                  --                     --                 --
                 -------     -------  --------             -------                 ------               ----
Total            $98,937     $72,321  $(22,375)            $(2,319)                $2,286               $958
                 =======     =======  ========             =======                 ======               ====

                Balance at
               December 31,
                   2011
               ------------
Bonds            $ 27,986
Common stocks     121,822
                 --------
Total            $149,808
                 ========

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction prices. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following table presents information about other invested assets carried at fair value on a non-recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2012.

                              DECEMBER 31, 2012
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
                       ------- ------- ------- -------
Other invested assets    $--     $--   $11,016 $11,016
                         ---     ---   ------- -------
Total                    $--     $--   $11,016 $11,016
                         ===     ===   ======= =======

                               DECEMBER 31, 2011
                       ---------------------------------
                       Level 1 Level 2 Level 3   Total
                       ------- ------- -------- --------
Other invested assets    $--   $6,381  $134,086 $140,467
                         ---   ------  -------- --------
Total                    $--   $6,381  $134,086 $140,467
                         ===   ======  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

BOOK /ADJUSTED CARRYING VALUE PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT  PROJECTED CASH                   AMORTIZED COST AFTER
        PERIOD O TTI               FLOWS       RECOGNIZED O TTI        O TTI         FAIR VALUE
----------------------------- ---------------- ---------------- -------------------- ----------
         $2,552,371              $2,429,362        $123,009          $2,429,362      $2,089,125
         ==========              ==========        ========          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, for the years ended December 31, 2012 and 2011, were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                       Statutory  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $151,844    $2,813    $602,728   $37,118    $754,572   $39,931
                                        --------    ------    --------   -------    --------   -------
Total temporarily impaired securities   $151,844    $2,813    $602,728   $37,118    $754,572   $39,931
                                        ========    ======    ========   =======    ========   =======

                                             DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------
                                          Less than 12 Months     12 Months or Longer          Total
                                       ------------------------- --------------------- ---------------------
                                       Statutory Fair Unrealized            Unrealized            Unrealized
Description of Securities                  Value        Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              -------------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities    $3,020,106    $132,829   $357,148   $23,821   $3,377,254  $156,650
                                         ----------    --------   --------   -------   ----------  --------
Total temporarily impaired securities    $3,020,106    $132,829   $357,148   $23,821   $3,377,254  $156,650
                                         ==========    ========   ========   =======   ==========  ========

In its OTTI assessment, management considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. Management also considers how credit enhancements affect the expected performance of the security. In addition, management also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of notes, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on Metropolis
Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

The following tables summarize the outstanding notional amounts, the fair values and realized and unrealized gains or losses, of the cross-currency swaps held by the Company and its affiliates as of and for the years ended
December 31, 2012 and 2011:

                              AS OF DECEMBER 31, 2012   YEAR TO DATE REALIZED GAINS/(LOSSES)
                             -------------------------- -----------------------------------
                               OUTSTANDING   ESTIMATED  REALIZED CAPITAL  UNREALIZED CAPITAL
COMPANY                      NOTIONAL AMOUNT FAIR VALUE GAINS/ (LOSSES)    GAINS/ (LOSSES)
-------                      --------------- ---------- ----------------  ------------------
National Union                (Euro)381,208    $2,323       $  (580)            $2,323
American Home                       164,847     2,188          (179)             2,188
C&I                                 107,151     1,406          (126)             1,406
Lexington Insurance Company         271,998     3,689          (326)             3,689
                              -------------    ------       -------             ------
   Total                      (Euro)925,204    $9,606       $(1,211)            $9,606
                              =============    ======       =======             ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                              AS OF DECEMBER 31, 2011   YEAR TO DATE REALIZED GAINS/(LOSSES)
                             -------------------------- -----------------------------------
                               OUTSTANDING   ESTIMATED  REALIZED CAPITAL  UNREALIZED CAPITAL
COMPANY                      NOTIONAL AMOUNT FAIR VALUE GAINS/ (LOSSES)    GAINS/ (LOSSES)
-------                      --------------- ---------- ----------------  ------------------
National Union               (Euro)  434,192   $2,509       $ (7,961)           $2,509
American Home                        195,790    1,690         (4,985)            1,690
C&I                                  127,264    1,148         (2,789)            1,148
Lexington Insurance Company          323,054    2,838         (7,080)            2,838
                             ---------------   ------       --------            ------
   Total                     (Euro)1,080,300   $8,185       $(22,815)           $8,185
                             ===============   ======       ========            ======

The Company owns junior and senior notes issued by Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC (Quartz). Quartz is an affiliate of the Company and a wholly-owned subsidiary of AIG Property Casualty U.S., Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The PA DOI has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. The junior and senior notes are classified as bonds. During 2012 and 2011, the Company recognized $117,040 and $112,394 of interest income on these bonds, respectively. As of December 31, 2012 the Company's carrying value in the junior and senior bonds was $230,640 and $1,430,077, respectively and as of December 31, 2011 the carrying values were $220,968 and $1,426,168, respectively. Affiliates of the Company own all of the other outstanding bonds issued by the entity, with an aggregate carrying value (inclusive of the notes owned by the Company) of $2,346,000 as of December 31, 2012. The estimated aggregate fair value of the assets held by the entity collateralizing its obligations to the Company and its affiliates under the junior and senior notes is $1,987,795 as of December 31, 2012.

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $2,017,061 and $908,778, respectively. The Company had loaned securities with a fair value of $1,939,614 and $865,237 as of December 31, 2012 and 2011.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,342,958  $14,214,768  $13,570,308
Incurred losses and LAE related to:
   Current accident year                           3,711,407    4,105,947    3,892,265
   Prior accident year                               496,884      347,399    1,898,075
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,208,291    4,453,346    5,790,340
                                                 ===========  ===========  ===========
Paid losses and LAE related to:
   Current accident year                          (1,046,494)  (1,235,282)  (1,103,754)
   Prior accident year                            (3,223,897)  (5,089,874)  (4,042,126)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,270,391)  (6,325,156)  (5,145,880)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,280,858  $12,342,958  $14,214,768
                                                 ===========  ===========  ===========

During 2012, the Company ceded $69,627 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $496,884, including accretion of loss reserve discount, of $200,841. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $35,413 of adverse development. Catastrophe losses of $201,777 were also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,754,629 of its net asbestos and Excess Workers Compensation reserves to Eaglestone. For 2011, the Company reported adverse loss and LAE reserve development of $353,140, including accretion of loss reserve discount, of $119,867. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $179,740 were also included in the Company's incurred losses and LAE.

As discussed in Note 5, the restructuring of the foreign branch operations resulted in a decrease of $28,742 and $47,147 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes - Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation - comprised approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's best estimate of the ultimate value of the underlying claims. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. In 2011 and 2010, $575 million and $875 million in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $182,999, $186,051, and $179,101, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,703,275, $6,161,031 and $4,481,518, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the years ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,425,851  $1,621,783  $  940,130  $ 58,951  $ 71,689  $ 93,470
   Incurred losses and LAE                   (21,979)    (59,457)    864,175    44,895     9,184     5,423
   Calendar year paid losses and LAE        (105,649)   (136,475)   (182,522)  (14,285)  (21,922)  (27,204)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,298,223  $1,425,851  $1,621,783  $ 89,561  $ 58,951  $ 71,689
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  170,709  $  162,963  $   90,732  $  5,941  $  5,780  $  6,063
   Incurred losses and LAE                    20,223      28,268      91,861     1,455     1,456     1,125
   Calendar year paid losses and LAE         (23,324)    (20,522)    (19,630)      (70)   (1,295)   (1,408)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  167,608  $  170,709  $  162,963  $  7,326  $  5,941  $  5,780
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  774,116  $  415,105  $ 40,730  $ 44,013  $ 51,470
   Incurred losses and LAE                        --      49,204     445,497    23,438     8,853     7,350
   Calendar year paid losses and LAE              --    (823,320)    (86,486)   (9,731)  (12,136)  (14,807)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  774,116  $ 54,437  $ 40,730  $ 44,013
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $758,534 $908,718 $1,190,502 $14,669 $9,434 $18,842
Assumed reinsurance basis         87,628  106,903    124,980     214    433     416
Net of ceded reinsurance basis        --       --    582,792   6,944  4,741   9,023

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                ------------------------- --------------------
                                 2012     2011     2010    2012   2011   2010
                                ------- -------- -------- ------ ------ ------
Direct basis                    $86,427 $103,923 $132,278 $6,287 $4,043 $8,075
Assumed reinsurance basis         8,256    9,839    8,084     65     96     92
Net of ceded reinsurance basis       --       --   58,952  2,950  3,788  3,780

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion of the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $75,153 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                           LOSS   PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                                  RESERVES RESERVES LIABILITY  LIABILITIES
-------                                  -------- -------- --------- -------------
ADMITTED POOL COMPANIES:
   National Union                        $ 69,627 $  8,532 $  1,600   $   79,759
   American Home                           65,962    8,083    1,517       75,562
   C&I                                     20,155    2,470      463       23,088
   Chartis PC                               9,161    1,123      211       10,495
   New Hampshire                            9,161    1,123      211       10,495
   ISOP                                     9,161    1,123      211       10,495
                                         -------- -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES             183,227   22,454    4,213      209,894
                                         ======== ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington Insurance Company            601,790  465,276   86,714    1,153,780
   Chartis Specialty Insurance Company     66,865   51,697    9,635      128,197
                                         -------- -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES        668,655  516,973   96,349    1,281,977
                                         ======== ======== ========   ==========
GRAND TOTAL                              $851,882 $539,427 $100,562   $1,491,871
                                         ======== ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Asbestos Loss Portfolio Transfer

On March 31, 2011, the AIG Reinsureds entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Reinsureds transferred all of their net U.S. asbestos liabilities to Eaglestone. The AIG Reinsureds made an adjusted initial payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves as of January 1, 2011) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Reinsureds is presented below.

Eaglestone and the AIG Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO as part of AIG's ongoing strategy to reduce its overall loss reserve development risk. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the PA DOI, the Company's provision for reinsurance has been reduced by $93,089 to reflect the transfer of this collection risk. This credit is reflected in the "Other allowed offset items" column of Schedule F, included within the 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Company and the AIG Reinsureds entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of
4.25 percent per annum on the funds withheld balance. The Company's portion of the funds held balance including accrued interest was $948,901 and $904,459 at December 31, 2012 and 2011, respectively. The share of the net reserves assumed by Eaglestone from each of the AIG Reinsureds is presented below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                         ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                    TRANSFER     COMPENSATION     TOTAL
-------                                  ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                         $  827,363     $  927,266    $1,754,629
   American Home                             783,818      1,092,875     1,876,693
   C&I                                       239,500        333,934       573,434
   CPCC                                      108,863        122,009       230,872
   New Hampshire                             108,863        122,009       230,872
   ISOP                                      108,863        122,009       230,872
                                          ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES              2,177,270      2,720,102     4,897,372
                                          ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                 261,997             --       261,997
   Chartis Select Insurance Company *         67,370             --        67,370
   Chartis Specialty Insurance Company        37,428             --        37,428
   Landmark Insurance Company **               7,486             --         7,486
                                          ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES           374,281             --       374,281
                                          ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                     212,400             --       212,400
   Other                                      26,400             --        26,400
                                          ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                  238,800             --       238,800
                                          ==========     ==========    ==========
GRAND TOTAL                               $2,790,351     $2,720,102    $5,510,453
                                          ==========     ==========    ==========

*  Merged into Lexington Insurance Company effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and the gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the PA DOI, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0 percent. Accordingly, all insurance and reinsurance related account balances, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files audited financial statements with the New York State Department of Financial Services (NY DFS) that have been prepared in accordance with accounting practices prescribed or permitted by the State of New York (NY SAP).

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
MEMBER COMPANY                                 CODE      PERCENT        JAPAN RISK
--------------                               -------- ------------- -------------------
Chart is Overseas Limited                        --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   The Company                                19445       11.0%             5.0%
   American Home                              19380       10.0%             0.0%

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                2012       2011
------------------                             ---------  ---------
Assumed reinsurance premiums receivable        $ 126,110  $ 125,964
Funds held by ceding reinsurers                   47,293     44,019
Reinsurance recoverable                           32,969     35,957
Equity in underwriting pools and associations    269,842    281,764
                                               ---------  ---------
TOTAL ASSETS                                   $ 476,214  $ 487,704
                                               ---------  ---------
Loss and LAE reserves                          $ 401,786  $ 553,856
Unearned premium reserves                        197,819    218,483
Funds held                                        12,753     10,721
Ceded balances payable                            52,023     51,022
Assumed reinsurance payable                       56,822     56,493
                                               ---------  ---------
TOTAL LIABILITIES                              $ 721,203  $ 890,575
                                               ---------  ---------
TOTAL SURPLUS                                  $(244,989) $(402,871)
                                               =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and AIG Europe Holdings Limited represented $872,518, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $319,832 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11 C - Other Contingencies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                           AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                           OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                       PERCENT     2012         2012            2012
---------------------                      --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc.              100.0%  $    1,397   $    2,692      $   (1,238)
Mt. Mansfield Co. Inc.                       100.0%      63,096       87,491           5,372
National Union Fire Ins. Company of Vt.      100.0%      12,530       14,719           2,861
Chartis Specialty Insurance Company          100.0%     464,135      807,793         209,670
Lexington Insurance Company                  100.0%   3,073,648    7,925,575       3,849,657
Pine Street Real Estate Holding Corp. (a)    22.1%        2,973           --          (1,656)
American International Realty, Inc.          22.0%        9,931       25,192             (17)
Eastgreen, Inc.                               9.7%       14,705       12,795              22
Spruce Peak Realty LLC                        1.0%          953          953              --
                                                     ----------   ----------      ----------
   TOTAL COMMON STOCKS - AFFILIATES                  $3,643,368   $8,877,210      $4,064,671
                                                     ==========   ==========      ==========

(a)Carry value, net of nonadmitted balance of $1,795

                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                     PERCENT     2011         2011            2011
---------------------                    --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc.            100.0%  $    3,234   $    3,930       $    785
Chartis Select Insurance Company           100.0%     442,228    1,975,192        156,344
Mt. Mansfield Co. Inc.                     100.0%      63,244       82,119          9,257
National Union Fire Ins. Company of Vt.    100.0%      12,530       11,858        (53,546)
Chartis Specialty Insurance Company        70.0%      208,138      598,123         60,975
Lexington Insurance Company                70.0%      643,111    4,075,918        183,608
Pine Street Real Estate Holding Corp.      22.1%        2,973        1,656            159
American International Realty, Inc.        22.0%        9,931       25,209         (4,476)
Eastgreen, Inc.                             9.7%       14,705       12,773          5,717
Spruce Peak Realty LLC                      1.0%          953          953             35
                                                   ----------   ----------       --------
   TOTAL COMMON STOCKS - AFFILIATES                $1,401,047   $6,787,731       $358,858
                                                   ==========   ==========       ========

   The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   Prior to the merger of Chartis Select Insurance Company (Chartis Select) into Lexington, as described in Note 5E, the Company owned 70% of Lexington and 100% of Chartis Select. As part of the merger resulting from the Company's ownership of Lexington and Chartis Select, Lexington issued 343,852 new capital shares to the Company, an amount equal to Chartis Select's surplus of $1.98 billion. Contemporaneous with the new share issuance and the merger, Chartis Select's authorized and outstanding capital shares were cancelled. At December 31, 2012, the Company's investment in Lexington includes the value of Chartis Select.

   Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S. Inc., and subsequently contributed to the Company. The Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   recorded an increase in its cost basis in Lexington of $1,788,309 from this transaction which represents the cumulative carrying value of CPCC and ISOP as of the date of transfer. A roll-forward of the cost of the Company's investment in Lexington and Chartis Specialty follows:

                                                             Lexington  Chartis Specialty
                                                             ---------- -----------------
Cost, December 31, 2011                                      $  643,111     $208,138
Contribution of shares not previously owned (at book value)   1,788,309      255,997
Cash contribution by the Company                                200,000           --
Chartis Select *                                                442,228           --
                                                             ----------     --------
Cost, December 31, 2012                                      $3,073,648     $464,135
                                                             ==========     ========

* Amount represents an increase in the Company's carrying value in Lexington as a result of Lexington's merger with Chartis Select.

   On December 31, 2009, the Company acquired a 100 percent interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565, as the carrying value as of the date of acquisition was less than the fair value. This amount is being amortized over 10 years. Additionally, as part of the transaction AIG PC has committed to pay a percentage of the positive cash flows, if any are generated and which are not expected to be material, from Mt. Mansfield to the Ultimate Parent.

   The Company owns 100% of Lexington whose carrying value exceeds 10% of the admitted assets of the Company. The Company carries Lexington at its statutory equity value. Lexington admitted assets, liabilities and capital and surplus as of December 31, 2012 and 2011 and net income for the years ended December 31, 2012 and 2011 are set forth below:

                              2012        2011
                           ----------- -----------
Total admitted assets      $24,612,889 $24,760,783
Total liabilities           16,687,315  16,962,852
Total capital and surplus    7,925,575   7,797,931
Net income                     408,982     517,600

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent amounted to $1,010,789 and $1,020,054, respectively.

E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into the Company. In conjunction with this merger, the Company retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill.

   The pre-merger separate company balances and the restated balances for the Company for the year ended December 31, 2011 were as follows:

                                              Adjusted Merged
                                                  Values
                        The Company Landmark December 31, 2011
                        ----------- -------- -----------------
Assets                  $30,405,444 $535,864    $30,941,308
Liabilities              17,791,437  375,119     18,166,556
Policyholders' surplus   12,614,007  160,745     12,774,752

   Effective January 1, 2012, Chartis Select, which was wholly-owned by the Company, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to the Company. The Company now owns 100% of Lexington and Chartis Specialty. The Company recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage. Refer to Note 6 for additional information.

   Effective December 31, 2010; (i) all of the outstanding shares of United Guaranty Corporation (UGC) owned by the Company and two other insurance company subsidiaries of AIG Property Casualty U.S., Inc. were transferred to AIG, and; (ii) AIG contributed cash to AIG PC in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. As a result, in February 2011, the AIG PC insurance subsidiaries each received a contribution equal to its pro rata share of the statutory book value of UGC shares owned by such AIG PC insurance subsidiary, including $842,206 received by the Company.

   FOREIGN OPERATIONS

   Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The Branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   Prior to December 1, 2012 American Home owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date    Branch Name                          Transferee Entity
--------------    ------------------------------------ -------------------------------------------

December 1, 2011  Cyprus Branch of American Home       AIG Europe Limited, Cyprus Branch

December 1, 2011  Malta Branch of American Home        AIG Europe Limited, Malta Branch

December 1, 2011  New Zealand Branch of American Home  Chartis Insurance New Zealand Limited

March 1, 2012     Aruban Branch of American Home       Chartis Aruba Insurance Company N.V.

March 1, 2012     Greek Branch of National Union       Chartis Insurance UK Limited, Greek Branch

June 1, 2012      Korean Branch of American Home       Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date    Branch Name                                   Transferee Entity
--------------    --------------------------------------------- -------------------------------------

December 1, 2010  Hong Kong Branch of National Union, American  Chartis Insurance Hong Kong Limited
                  Home and New Hampshire

January 1, 2011   Singapore Branch of American Home             Chartis Singapore Insurance Pte. Ltd

March 1, 2011     Australia Branch of American Home             Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of the Company, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, the Company sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586.8 million. The Company realized a loss of $215. Additionally, on the same date, American Home closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,574. AIG PCs' total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby the Company provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


F. OTHER RELATED PARTY TRANSACTIONS

   The following tables summarize transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one half of one percent of the Company's admitted assets as of December 31, 2012 and 2011 as well as all capital contributions and dividends:

                                                                                                 2012
                                                                             --------------------------------------------
                                                                             ASSETS RECEIVED BY THE ASSETS TRANSFERRED BY
                                                                                    COMPANY              THE COMPANY
                                                                             ---------------------- ---------------------
 DATE OF                                                NAME OF              STATEMENT              STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION                AFFILIATE               VALUE    DESCRIPTION   VALUE   DESCRIPTION
-----------  --------------------------     -------------------------------- ---------- ----------- --------- -----------
03/27/12              Dividend              AIG Property Casualty U.S., Inc. $       --             $ 33,896     Cash
03/27/12              Dividend              AIG Property Casualty U.S., Inc.         --              876,104  Securities
Various               Dividend              AIG Property Casualty U.S., Inc.         --               25,998   In kind
10/19/12              Dividend              AIG Property Casualty U.S., Inc.         --              800,000     Cash
10/19/12          Dividend Income                      Lexington                720,000    Cash           --
10/19/12          Dividend Income                  Chartis Specialty             80,000    Cash           --
03/31/12        Capital contribution    (a) AIG Property Casualty U.S., Inc.  2,044,307  In kind          --
Various         Capital contribution    (b) AIG Property Casualty U.S., Inc.      1,553  In kind          --
Various         Capital contribution    (c) AIG Property Casualty U.S., Inc.     55,536  In kind          --
Various         Capital contribution    (d) AIG Property Casualty U.S., Inc.         27  In kind          --
12/27/12        Capital contribution        AIG Property Casualty U.S., Inc.    300,000    Cash           --
07/27/12       Purchase of securities                  Lexington                182,409 Securities   182,409     Cash
12/27/12       Purchase of securities        AIG Fianancial Products Corp.      211,321 Securities   211,321     Cash
05/31/12         Sale of securities                    Lexington                331,230    Cash      323,289  Securities
Various          Sale of securities                       AIG                   233,733    Cash      221,001  Securities
12/27/2012     Additional investment                   Lexington                     --              200,000     Cash

(a) Refer to Domestic Operations Restructuring Note 5E
(b) Capital contributions pursuant to the tax sharing agreement
(c) Assumption of liabilities by parent
(d) Other

                                                                                                2011
                                                                             -------------------------------------------
                                                                             ASSETS RECEIVED BY THE ASSETS TRANSFERRED BY
                                                                                    COMPANY              THE COMPANY
                                                                             ---------------------  ---------------------
 DATE OF                                                NAME OF              STATEMENT              STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION                AFFILIATE               VALUE    DESCRIPTION   VALUE   DESCRIPTION
-----------  --------------------------     -------------------------------- ---------  ----------- --------- -----------
3/1/2011             Dividend               AIG Property Casualty U.S., Inc. $     --               $ 14,930   In kind
1/7/2011             Dividend               AIG Property Casualty U.S., Inc.       --                325,000     Cash
9/30/2011            Dividend               AIG Property Casualty U.S., Inc.       --                290,000     Cash
12/19/2011           Dividend               AIG Property Casualty U.S., Inc.       --                210,000     Cash
11/1/2011            Dividend               AIG Property Casualty U.S., Inc.       --                 21,416   In kind
12/28/2011           Dividend               AIG Property Casualty U.S., Inc.       --                 20,000     Cash
6/30/2011    Eaglestone capitalization  (a) AIG Property Casualty U.S., Inc.  620,000      Cash           --
6/30/2011      Capital contribution         AIG Property Casualty U.S., Inc.   17,617      Cash           --
Various        Capital contribution     (b) AIG Property Casualty U.S., Inc.   11,112    In kind          --
Various        Capital contribution     (c) AIG Property Casualty U.S., Inc.    3,036    In kind          --
                                                    AIG Inc. Matched               --                     --
3/28/2011     Purchase of securities               Investment Program         351,143   Securities   351,143     Cash
3/31/2011    Eaglestone capitalization  (a) AIG Property Casualty U.S., Inc.       --                510,000     Cash
8/18/2011       Sale of securities                     Lexington              418,412      Cash      399,788  Securities

(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b) Capital contribution in lieu of tax sharing agreement
(c) Other
Lexington: Lexington Insurance Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                            2010
                                                                         -------------------------------------------
                                                                          ASSETS RECEIVED BY   ASSETS TRANSFERRED BY
                                                                              THE COMPANY           THE COMPANY
                                                                         --------------------- ---------------------
 DATE OF         EXPLANATION OF                     NAME OF              STATEMENT             STATEMENT
TRANSACTION       TRANSACTION                      AFFILIATE               VALUE   DESCRIPTION   VALUE   DESCRIPTION
-----------  ----------------------     -------------------------------- --------- ----------- --------- -----------
 03/05/10           Dividend            AIG Property Casualty U.S., Inc. $     --              $170,000     Cash
 04/07/10           Dividend            AIG Property Casualty U.S., Inc.       --                 6,238     Cash
 06/29/10           Dividend            AIG Property Casualty U.S., Inc.       --               250,000     Cash
 09/08/10           Dividend            AIG Property Casualty U.S., Inc.       --               120,000     Cash
 12/03/10           Dividend            AIG Property Casualty U.S., Inc.       --               230,000     Cash
 10/20/10           Dividend            AIG Property Casualty U.S., Inc.       --                46,895  Securities
 12/31/10           Dividend        (c) AIG Property Casualty U.S., Inc.       --                66,828  Securities
 10/01/10     Capital contribution  (b) AIG Property Casualty U.S., Inc.    7,130   In kind          --
 12/31/10     Capital contribution  (a) AIG Property Casualty U.S., Inc.   11,936   In kind          --
 Various      Capital contribution      AIG Property Casualty U.S., Inc.    5,413   In kind          --
 12/31/10     Capital contribution  (d) AIG Property Casualty U.S., Inc.  750,000  Receivable        --
 12/31/10            Other          (d) AIG Property Casualty U.S., Inc.  842,206  Receivable   842,206  Securities
 03/22/10    Additional investments                Lexington                   --               210,000  Securities
 10/20/10       Dividend income                    Lexington               46,895  Securities        --
 12/14/10       Dividend income                    Lexington              210,000  Securities        --
 06/24/10    Purchase of securities              American Home            708,005  Securities   708,005     Cash

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity, and NULA.
(c)Transfer of ownership of Chartis Claims, Inc.
(d)Refer to Note 5E - Restructuring - Domestic Operations

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the AIG PC Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG PC (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350% of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG PC on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG PC and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG PC, U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300% of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Funding of Eaglestone Capitalization

   On March 31, 2011, the Company, American Home, and New Hampshire (Funding Participants), with the approval of the PA DOI and the NY DFS, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from the PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG PC on July 27, 2011. On that same date, AIG PC contributed $620,000 to the Company, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2012, 2011 and 2010 that exceeded one half of one percent of the Company's admitted assets:

       For the years ended December 31,         2012     2011     2010
       --------------------------------       -------- -------- --------
       Chart is Global Claims Services, Inc.  $254,809 $263,957 $259,062
       AIG PC Global Services, Inc.             41,948  287,959       --
                                              -------- -------- --------
          Total                               $296,757 $551,916 $259,062
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $76,952 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   As of December 31, 2012 and 2011, short-term investments included amounts invested in the AIG Managed Money Market Fund of $291,113 and $159,729, respectively.

   Federal and foreign income taxes payable from the Ultimate Parent as of December 31, 2012 and 2011 amounted to $492 and $63,965, respectively.

   On August 25, 2011, the Company amended its existing credit facility with Graphite Management LLC, (Graphite, a wholly-owned subsidiary of Quartz). Under the amended facility, Lavastone Capital LLC (Lavastone, a wholly-owned subsidiary of Graphite) has assumed from Graphite all of Graphite's rights and obligations under the existing credit facility, and Lavastone has pledged all of its assets to the Company. The amended facility is comprised of three separate elements - a 15-year senior term loan of $1,150,000; a 20-year junior term loan of $175,000; and a 20-year revolving component pursuant to which Lavastone may borrow up to $350,000 from time to time for the purpose of keeping its investments in life insurance in force. It is expected that Lavastone will repay all of these amounts using funds it receives from its assets, which are primarily comprised of investments in life insurance. On the date of the amendment, the outstanding balance under the existing credit

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   facility of $1,057,000 was refinanced by the amended credit facility. In addition, as part of the transaction, the Company paid to Lavastone $267,025, which was distributed to Graphite and used by Graphite to repay in full the principle and accrued interest on another existing credit facility Graphite had with an affiliate of the Company. No gain or loss was recorded by the Company as part of the loan modification.

   During 2012, the Company recorded $106,771 of investment income related to this credit facility, and as of December 31, 2012 the Company's carrying values of the senior term loan, the junior term loan and the revolver were $1,254,915, $197,664 and $193,154, respectively, including in each case accrued interest. The estimated aggregate fair value of Lavastone's assets pledged as collateral to the Company is $1,507,289 as of December 31, 2012.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $23,931 and $29,869, respectively, at December 31, 2012 and 2011.

As of December 31,                                     2012     2011
------------------                                   -------- --------
Balances with admitted pool companies                $ 21,135 $ 41,912
Balances with less than 0.5% of admitted assets       345,512  125,253
Balances arising from merger with Landmark                 --       56
                                                     -------- --------
Receivable from parent, subsidiaries and affiliates  $366,647 $167,221
                                                     ======== ========
Balances with admitted pool companies                $337,422 $ 68,493
Balances with less than 0.5% of admitted assets       127,299  112,478
Balances arising from merger with Landmark                 --  412,703
                                                     -------- --------
Payable to parent, subsidiaries and affiliates       $464,721 $593,674
                                                     ======== ========

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,           2012                    2011                    2010
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums                  $ 7,047,281 $ 7,329,690 $ 7,397,297 $ 7,576,911 $ 7,044,109 $ 7,177,778
 Reinsurance premiums assumed:
    Affiliates                     10,080,903  10,364,244  10,299,460  11,209,710  10,544,748  11,474,133
    Non-affiliates                    507,991     554,293     483,259     574,522     365,317     408,156
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS             17,636,175  18,248,227  18,180,016  19,361,143  17,954,174  19,060,067
                                  =========== =========== =========== =========== =========== ===========
 Reinsurance premiums ceded:
    Affiliates                     11,478,443  11,843,600  11,657,777  12,371,976  11,507,981  12,181,474
    Non-affiliates                  1,481,573   1,574,319   1,660,916   1,695,581   1,624,658   1,539,354
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS              $ 4,676,159 $ 4,830,308 $ 4,861,323 $ 5,293,586 $ 4,821,535 $ 5,339,239
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- --------------------
                     UNEARNED             UNEARNED              UNEARNED
                     PREMIUM   COMMISSION PREMIUM    COMMISSION PREMIUM   COMMISSION
                     RESERVES  EQUITY     RESERVES   EQUITY     RESERVES  EQUITY
                    ---------- ---------- ---------- ---------- --------  ----------
DECEMBER 31, 2012:
   Affiliates       $5,595,926  $850,571  $5,519,902  $726,960  $ 76,024   $123,611
   Non affiliates      415,707    63,187     372,404    49,045    43,303     14,142
                    ----------  --------  ----------  --------  --------   --------
   TOTALS           $6,011,633  $913,758  $5,892,306  $776,005  $119,327   $137,753
                    ==========  ========  ==========  ========  ========   ========
DECEMBER 31, 2011:
   Affiliates       $5,943,041  $782,311  $5,932,243  $702,893  $ 10,798   $ 79,418
   Non affiliates      462,006    60,816     465,221    55,125    (3,215)     5,691
                    ----------  --------  ----------  --------  --------   --------
   TOTALS           $6,405,047  $843,127  $6,397,464  $758,018  $  7,583   $ 85,109
                    ==========  ========  ==========  ========  ========   ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                    UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                        RESERVES           LAE             AND LAE
                    ---------------- --------------- -------------------
DECEMBER 31, 2012:
   Affiliates          $5,519,902       $150,806         $31,884,941
   Non-affiliates         372,404        285,585           2,993,475
                       ----------       --------         -----------
   TOTAL               $5,892,306       $436,391         $34,878,416
                       ==========       ========         ===========
DECEMBER 31, 2011:
   Affiliates          $5,932,243       $ 93,903         $33,152,985
   Non-affiliates         465,221        286,610           3,120,018
                       ----------       --------         -----------
   TOTAL               $6,397,464       $380,513         $36,273,003
                       ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                    NAIC CO.
REINSURER                                             CODE     AMOUNT
---------                                           -------- -----------
Affiliates:
   Admitted Pool                                        --   $35,130,476
   Eaglestone Reinsurance Company                    10651       591,448
   Chartis Overseas Ltd.                                --       398,275
   AIU Insurance Company                             19399       130,520
   United Guaranty Ins Co.                           11715        24,241
   AIG Europe Limited (France Branch)                   --         6,501
   US Life Ins Co Of NY (F/ Amer Int Life Ass NY)    70106         1,575
   L'Union Atlantique De Reassurances S.A.              --         1,403
   Chartis Australia Insurance Ltd.                     --         1,235
   Chartis Specialty Insurance Company               26883         1,046
   Other affiliates less than $1.0 million              --         2,246
                                                     -----   -----------
   TOTAL AFFILIATES                                          $36,288,966
                                                             ===========
Non-affiliates                                                        --
                                                             -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                       $36,288,966
                                                             ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $58,822, $2,272 and $142,835, respectively, as a result of losses from commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,265 and premiums earned of $(7); the 2010 loss was comprised of losses incurred of $142,934, commissions incurred $(103) and premiums earned of $(4). The following table includes the components of the losses by reinsurer:

COMPANY                                                2012    2011    2010
-------                                               ------- ------ --------
ISOP - the Association (a)                            $52,961 $   -- $     --
American United Life Ins Co.                            1,819     --       --
First Allmerica Financial Insurance Company             1,186     --       --
Trenwick America Reinsurance Corporation                1,081     --       --
Argonaut Midwest Insurance Company                         --  1,987       --
American International Reinsurance Company, Ltd. (b)       --     --  138,942
Reliastar Life Insurance Company                           --     --    1,368
Continental Casualty Company                               --     --    1,340
Other reinsurers less than $1.0 million                 1,776    285    1,185
                                                      ------- ------ --------
TOTAL                                                 $58,822 $2,272 $142,835
                                                      ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Association covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, the Company, American Home and New Hampshire (all member companies of the Association and participants of the Admitted
   Pool) recorded a loss of $139,372 as follows. The balance was allocated to all participants of the Admitted Pool in accordance with the pooling agreement.

                         Admitted Pool Company's share
Losses incurred            $107,191        $40,733
LAE incurred                 32,181         12,229
                           --------        -------
Losses and LAE Incurred    $139,372        $52,962
                           ========        =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the reserves in the portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000, of which the Company's 38% pool share was $38,000.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


(b)Effective April 1, 2010, the Company commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 38% pool share, as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statements of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $979,152
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      138,942
                                                             ----------     --------
   Net cash                                                  $2,211,079     $840,210
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $108,907 and $108,428 respectively.

During 2012, 2011, and 2010, the Company had net recoveries/ (write-offs) of reinsurance recoverable balances of $7,622, $14,875 and $(1,292) respectively.

As described in Note 5, the Company is party to an intercompany pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premium in course of collection                                $375,966    $122,924    $498,890
Reinsurance payable on paid loss and loss adjustment expenses   232,961      65,031     297,992

2011
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premium in course of collection                                $174,413     $38,985    $213,398
Reinsurance payable on paid loss and loss adjustment expenses    75,551      12,463      88,014

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, related to reinsurance agreements with the following:

                                                           2012                               2011
                                            ---------------------------------- ---------------------------------
                                            PREMIUMS IN REINSURANCE PAYABLE ON PREMIUMS IN REINSURANCE PAYABLE ON
                                             COURSE OF    PAID LOSS AND LOSS    COURSE OF    PAID LOSS AND LOSS
                                            COLLECTION   ADJUSTMENT EXPENSES   COLLECTION   ADJUSTMENT EXPENSES
                                            ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                       $51,514          $    --           $ 8,429          $ 10,832
Chartis Overseas Ltd.                          46,081           26,296            44,977            13,786
American International Reinsurance Co. Ltd     25,734           20,308                --                --
La Meridional Compania Argentina               22,810            3,637                42                --
Chartis Insurance Company of Canada            15,780           13,253             7,578             6,701
Chartis Excess Ltd.                             8,733            4,513             8,666                38
Chartis Australia Insurance Ltd.                8,073            3,264                --             5,220
AIU Insurance Co.                               8,033            6,349            (2,680)           (3,825)
AIG Europe Ltd.                                 6,627            6,690             7,333             7,050
AIG Europe Limited (France Branch)              6,133            6,532             8,428             9,750
Chartis South Africa Ltd.                       5,929            2,765               159               (40)
Chartis Specialty Ins. Co.                      2,906            2,340             3,373             1,394
National Union Ins. Co. of Vermont              1,733           10,110             2,348             9,525
CA De Seguros American Intl                     1,595            1,123             5,563             1,411
Chartis Ins. Co. of Puerto Rico                 1,445              432             1,555             1,339
United Guaranty Residential Ins. Co.              601               --               487           (53,200)
La Meridional Compania Argentina de
  Seguros S.A.                                     12                2             3,966             1,277
Eaglestone Reinsurance Co.                         --           20,321                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                            COMPANY'S
                                                              POOLED
                                                   TOTAL    ALLOCATION
                                                 ---------- ----------
Statements of Liabilities, Capital and Surplus:
   Outstanding Losses                            $3,278,251 $1,245,735
   Unearned premium reserves                        933,787    354,839
   Other                                             49,727     18,896
                                                 ---------- ----------
                                                 $4,261,765 $1,619,470
                                                 ========== ==========
Statement of Operations and Changes in
Capital and Surplus:
   Ceding Commission                                220,094     83,636
                                                 ---------- ----------
   Net cash and securities                       $4,041,671 $1,535,834
                                                 ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                   DEPOSIT   DEPOSIT   FUNDS HELD
                   ASSETS  LIABILITIES LIABILITIES
                   ------- ----------- -----------
DECEMBER 31,2012:
   Direct          $   --    $91,462     $    --
   Assumed             --         --          --
   Ceded            4,056         --      18,980
                   ------    -------     -------
   TOTAL           $4,056    $91,462     $18,980
                   ======    =======     =======

                    DEPOSIT   DEPOSIT   FUNDS HELD
                    ASSETS  LIABILITIES LIABILITIES
                    ------- ----------- -----------
DECEMBER 31, 2011:
   Direct             $--    $103,001     $   --
   Assumed             --          47         --
   Ceded                4          --      5,117
                      ---    --------     ------
   TOTAL              $ 4    $103,048     $5,117
                      ===    ========     ======

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    4   $103,048    $ 724   $200,441
   Deposit activity, including loss recoveries                     --     (9,719)    (720)   (95,807)
   Interest income or expense, net of amortization of margin    4,052     (1,867)      --     (1,586)
                                                               ------   --------    -----   --------
BALANCE AT DECEMBER 31                                         $4,056   $ 91,462    $   4   $103,048
                                                               ======   ========    =====   ========


                                 2012                   2011
                        ---------------------  ---------------------
                        FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1       $ --
                                    $  5,117    $ 93,433    $1,045
   Contributions             --       60,851          --     5,017
   Withdrawals               --      (46,988)    (93,433)     (945)
   Interest                  --           --          --        --
                           ----     --------    --------    ------
BALANCE AT DECEMBER 31     $ --     $ 18,980    $     --    $5,117
                           ====     ========    ========    ======

In 2011, the Company determined that an assumed reinsurance deposit transaction with Cologne Re had terminated, and the Company eliminated assumed deposit liabilities of $95,000 and related funds held assets of $93,100.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, LIABILITIES, CONTINGENCIES AND IMPAIRMENTS OF ASSETS) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                   DECEMBER 31, 2012              DECEMBER 31, 2011
                                             ------------------------------ ------------------------------
DESCRIPTION                                   ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL
-----------                                  ---------- -------- ---------- ---------- -------- ----------
Gross Deferred Tax Assets                    $1,465,126 $398,418 $1,863,544 $1,558,273 $429,004 $1,987,277
Statutory Valuation Allowance Adjustments            --  108,218    108,218         --  113,179    113,179
                                             ---------- -------- ---------- ---------- -------- ----------
Adjusted Gross Deferred Tax Assets            1,465,126  290,200  1,755,326  1,558,273  315,825  1,874,098
Deferred Tax Assets Nonadmitted                 475,274       --    475,274    617,159      708    617,867
                                             ---------- -------- ---------- ---------- -------- ----------
Subtotal Net Admitted Deferred Tax Asset        989,852  290,200  1,280,052    941,114  315,117  1,256,231
Deferred Tax Liabilities                        104,166  290,200    394,366     53,192  315,117    368,309
                                             ---------- -------- ---------- ---------- -------- ----------
Net Admitted Deferred Tax Asset/(Liability)  $  885,686 $     -- $  885,686 $  887,922 $     -- $  887,922
                                             ========== ======== ========== ========== ======== ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                              DECEMBER 31, 2012            DECEMBER 31, 2011
                                                         ---------------------------- ----------------------------
DESCRIPTION                                              ORDINARY CAPITAL    TOTAL    ORDINARY CAPITAL    TOTAL
-----------                                              -------- -------- ---------- -------- -------- ----------
Carried back losses that reverse in subsequent three
  calendar years                                         $     -- $     -- $       -- $  3,435 $     -- $    3,435
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus
(the lesser of 1 and 2 below)                             885,686       --    885,686  884,487       --    884,487
1. Adjusted gross DTAs realizable within 36 months        885,686       --    885,686  884,487       --    884,487
2. 15 percent of statutory surplus                            N/A      N/A  2,051,842      N/A      N/A  2,038,118
Adjusted gross DTAs that can be offset against DTLs       104,166  290,200    394,366   53,191  315,118    368,309
                                                         -------- -------- ---------- -------- -------- ----------
Total DTA admitted as the result of application of SSAP
  101                                                    $989,852 $290,200 $1,280,052 $941,113 $315,118 $1,256,231
                                                         ======== ======== ========== ======== ======== ==========

                                                                      2012         2011
                                                                  -----------  -----------
Ratio Percentage Used To Determine Recovery Period And Threshold
  Limitation Amount                                                       407%         379%
Amount Of Adjusted Capital And Surplus Used To Determine
  Recovery Period And Threshold Limitation In (2) Above.          $13,513,218  $13,587,456

During 2012, 2011 and 2010, the Company's current income tax expense/(benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,            2012     2011     2010
--------------------------------           ------- -------  -------
Federal income tax                         $ 2,056 $ 6,404  $15,245
Foreign income tax                          10,653  (1,695)  (9,078)
Other-prior period adjustment                1,569      67   (6,228)
                                           ------- -------  -------
   Subtotal                                 14,278   4,776      (61)
Federal income tax on net capital gains          2   2,096   17,787
                                           ------- -------  -------
Federal and foreign income taxes incurred  $14,280 $ 6,872  $17,726
                                           ======= =======  =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)



The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
                                                  ---------- ----------
Ordinary
   Discounting of unpaid losses                   $  270,453 $  321,715
   Non-admitted assets                               128,859    148,195
   Unearned premium reserve                          166,280    184,714
   Pension adjustments                                17,627     12,278
   Bad debt expense                                   61,650     30,199
   Net operating loss carry-forward                  477,535    501,676
   Foreign tax credit carry-forwards                 125,498     19,103
   Alternative minimum tax carry-forward               1,491      4,278
   Deferred tax on foreign operations                 15,442     55,750
   Investments                                       176,508    219,378
   Deferred loss on branch conversions                    56     10,086
   Other temporary difference                         23,727     50,902
                                                  ---------- ----------
       Subtotal                                    1,465,126  1,558,274
Statutory valuation allowance adjustment                  --         --
Nonadmitted                                          475,274    617,159
                                                  ---------- ----------
Admitted ordinary deferred tax assets             $  989,852 $  941,115
                                                  ---------- ----------
Capital
   Investments                                    $  348,596 $  326,672
   Net capital loss carry-forward                     47,261     79,923
   Unrealized capital losses                           1,602      6,590
   Deferred loss on branch conversions                   568         --
   Other temporary difference                            391     15,818
                                                  ---------- ----------
       Subtotal                                      398,418    429,003
Statutory valuation allowance adjustment             108,218    113,179
Nonadmitted                                               --        708
                                                  ---------- ----------
Admitted capital deferred tax assets                 290,200    315,116
                                                  ---------- ----------
Admitted deferred tax assets                      $1,280,052 $1,256,231
                                                  ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                          2012     2011
                                        -------- --------
Ordinary
   Investments                          $ 39,885 $ 40,612
   Deferred tax on foreign operations     58,870       --
   Other temporary difference              5,411   12,580
                                        -------- --------
       Subtotal                          104,166   53,192
Capital
   Investments                            58,508   62,727
   Unrealized Capital Gains              231,692  252,390
                                        -------- --------
       Subtotal                          290,200  315,117
                                        -------- --------
Deferred tax liabilities                $394,366 $368,309
                                        -------- --------
Net deferred tax assets/liabilities     $885,686 $887,922
                                        ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                           2012        2011       CHANGE
                                                        ----------  ----------  ---------
Adjusted gross deferred tax assets                      $1,755,326  $1,874,098  $(118,772)
Total deferred tax liabilities                            (394,366)   (368,309)   (26,057)
                                                        ----------  ----------  ---------
Net deferred tax assets (liabilities)                    1,360,960   1,505,789   (144,829)
Deferred tax assets/(liabilities) - SSAP 3                                        (74,193)
Deferred tax assets/(liabilities) - unrealized                                     15,710
Deferred tax-noncash settlement through paid-in capital                           (11,112)
                                                                                ---------
Change in net deferred income tax                                               $ (75,234)
                                                                                =========
Change in deferred tax - current year                                           $ (69,139)
Change in deferred tax - current year - Other Surplus
  Items                                                                            (6,095)
                                                                                ---------
Total change in deferred tax                                                    $ (75,234)
                                                                                =========

                                                          CURRENT    DEFERRED     TOTAL
                                                        ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                               $   73,743  $  (84,777) $ (11,034)
   SSAP 3 - statutory valuation allowance                       --      10,584     10,584
                                                        ----------  ----------  ---------
   Subtotal SSAP 3                                          73,743     (74,193)      (450)
   SSAP 3 - APIC                                            15,862     (11,112)     4,750
   SSAP 3 - unrealized gain/loss                                --          --         --
                                                        ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities             89,605     (85,305)     4,300
   SSAP 3 - non-admitted impact                            (24,115)     79,713     55,598
                                                        ----------  ----------  ---------
Total SSAP 3 impact                                     $   65,490  $   (5,592) $  59,898
                                                        ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,863,544 and established a valuation allowance of $108,218 relating to capital deferred tax assets. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

.. the nature, frequency, and severity of current and cumulative financial reporting losses;

.. transactions completed and transactions expected to be completed in the near future;

.. the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

.. the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


.. tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,326 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current financial statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $885,686 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                                   2012                  2011                   2010
                                                          ---------------------  --------------------  ----------------------
DESCRIPTION                                                 AMOUNT    TAX EFFECT   AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT
-----------                                               ----------  ---------- ---------  ---------- -----------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                             $1,053,248  $ 368,637  $ 611,295  $ 213,953  $  (659,175) $(230,711)
Book to Tax Adjustments:
   Tax Exempt Income (Net Of Proration)                      (81,689)   (28,591)  (200,607)   (70,213)    (275,222)   (96,327)
   Intercompany Dividends                                   (800,000)  (280,000)   (30,942)   (10,830)    (301,132)  (105,396)
   Dividend received deduction (Net of Proration)             (5,077)    (1,777)    (5,095)    (1,783)      (5,725)    (2,004)
   Subpart F Income, Gross-Up & FTC                           67,455     (2,580)    10,847      2,102      (39,680)   (23,366)
   Meals And Entertainment                                     2,323        813      2,591        907        2,112        739
   Stock Options And Other Compensation                       10,981      3,843     39,035     13,662       (5,364)    (1,877)
   Non-Deductible Penalties                                      110         38      1,522        533           --         --
   Change in Non-admitted Assets                              67,249     23,537    105,203     36,822      198,505     69,476
   Change in Tax Position                                         --      1,999         --      5,217           --     11,937
   Statutory Valuation Allowance                                  --      5,623         --   (349,714)          --    341,564
   Federal Income Tax Adjustments-Prior Year                      --     (7,810)        --     (1,121)          --     48,434
   Capital gain on affiliated subsidiary redistribution
     (UGC)                                                        --         --         --         --      (67,503)   (23,626)
   Branch Conversions                                         (1,061)      (371)      (566)      (198)          --         --
   Non-Deductible expenses                                        --         --     36,156     12,677           --         --
   Other                                                          --         58         48         (5)        (483)    (2,032)
                                                          ----------  ---------  ---------  ---------  -----------  ---------
       Total Book to Tax Adjustments                        (739,709)  (285,217)   (41,808)  (361,944)    (494,492)   217,522
                                                          ----------  ---------  ---------  ---------  -----------  ---------
Total Federal Taxable Income and Tax                         313,539     83,419    569,487   (147,991)  (1,153,667)   (13,189)
                                                          ----------  ---------  ---------  ---------  -----------  ---------
Federal and Foreign Income Taxes Incurred                                14,278                 4,776                     (61)
Federal Income Tax on Net Capital Gains                                       2                 2,096                  17,787
Change in Net Deferred Income Taxes                                      75,234              (182,102)                (30,915)
Less: Change in Deferred Tax - Other Surplus Items                       (6,095)               27,239                      --
                                                                      ---------             ---------               ---------
Total Tax                                                             $  83,419             $(147,991)              $ (13,189)
                                                                      ---------             ---------               ---------

As of December 31, 2012, the Company had $125,498 of foreign tax credits carry forwards expiring through the year 2022, $1,491 of AMT credit carry forwards which may be carried forward indefinitely, $135,031 of net capital loss carry forwards expiring through the year 2015, and $1,364,386 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $24,115, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

AS OF DECEMBER 31,                                2012        2011
------------------                            -----------  ----------
Fair value of plan assets                     $ 3,720,427  $3,432,515
Less projected benefit obligation               4,909,897   4,219,931
                                              -----------  ----------
Funded status                                 $(1,189,470) $ (787,416)
                                              ===========  ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The weighted average assumptions that were used to determine the pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                                  2012              2011              2010
------------------                            ----------------  ----------------  ----------------
Discount rate                                       3.94%             4.62%             5.50%
Rate of compensation increase (average)             4.00%             4.00%             4.00%
Measurement date                              December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                              N/A               N/A               N/A

   In 2012, 2011, and 2010 AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $10,465, $8,449, and $12,909 in 2012, 2011 and 2010, respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postemployment Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $689, $623 and $584 for the years ended December 31, 2012, 2011 and 2010, respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,649, $5,232 and $7,686 in 2012, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $29,502, $9,521 and $25,617 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                  2012         2011
                               ----------  -----------
Unrealized gains and losses    $5,621,097  $ 5,796,715
Non-admit ted asset values       (859,750)  (1,079,724)
Provision for reinsurance         (50,810)     (77,539)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                        2012        2011        2010
------------------------------                     ----------  ----------  ----------
Unrealized gains, current year                     $5,621,097  $5,796,715  $5,557,752
Unrealized gains, previous year                     5,796,715   5,557,752   5,274,143
                                                   ----------  ----------  ----------
Change in unrealized gains                           (175,618)    238,963     283,609
Change in tax on unrealized gains                      15,710       3,818     (63,042)
Deferred gain liability                               (28,421)     43,750
Adjustments to beginning surplus (SSAP 3)             (25,085)     91,637     222,380
Derivatives-change in foreign exchange                   (186)     13,772     (11,263)
Amortization of goodwill                               (2,927)     (2,927)     (2,926)
                                                   ----------  ----------  ----------
Change in unrealized, net of taxes                 $ (216,527) $  389,013  $  428,758
                                                   ==========  ==========  ==========

Change in non-admitted asset values               2012         2011
-----------------------------------           -----------  -----------
Non-admitted asset values, current year       $  (859,750) $(1,079,724)
Non-admitted asset values, previous year       (1,079,724)    (838,329)
                                              -----------  -----------
Change in non-admitted assets                     219,974     (241,395)
Change in accounting principles SSAP 10R               --       (1,366)
Adjustments to beginning surplus (SSAP 3)         (99,298)      19,783
Other                                               8,544       (9,536)
                                              -----------  -----------
Change in non-admitted assets                 $   129,220  $  (232,514)
                                              ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012 and 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $ 289,811 and $402,308, respectively. The use of this collateral was approved by the PA DOI.

   The December 31, 2011 Surplus of the Company was restated to recognize a $160,746 increase in surplus due to the merger with Landmark. The surplus components impacted were as follows:

Change in SSAP 10R                                 $  8,364
Special surplus from retroactive premium                  9
Common capital stock                                  4,100
Gross paid in and contributed surplus                 4,773
Unassigned funds (other surplus adjustments)        143,500
                                                   --------
                                                   $160,746
                                                   ========

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the 2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under Pennsylvania law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10 percent of the Company's statutory surplus, inclusive of unrealized gains, as of December 31, 2012, or 100 percent of the Company's net income, for the preceding twelve month period ended December 31, 2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the PA DOI. As of December 31, 2012, the maximum dividend payment, which may be made, by the Company, without prior approval during 2013, is $1,439,763.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to PA DOI of, (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2012, the Company reported $1,735,998 in dividends to AIG Property Casualty U.S., Inc. of which $800,000 were considered extraordinary dividends. During 2011, the Company paid $861,346 in dividends to AIG PC of which $500,000 were considered extraordinary dividends. During 2010, the Company paid $889,961 in ordinary dividends to AIG Property and Casualty U.S., Inc. Refer to Note 5F for additional information.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG had an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, or reasonably estimate the potential costs related to these matters. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 2023. The total lease expense was $103,113, $103,577 and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $103,403 in 2012, 2011 and 2010, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Admitted Pool based upon their stated pool percentage.

   At January 1, 2013, the minimum aggregate annual rental commitments are as follows:

2013                                     $ 89,046
2014                                       86,533
2015                                       82,737
2016                                       82,058
2017                                       77,050
2018 and thereafter                       139,641
                                         --------
TOTAL MINIMUM LEASE PAYMENTS             $557,065
                                         ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third party or an affiliated AIG entity to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,668,829 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                                    Licensed in
Name of life insurer                                              Location Balances Pennsylvania
--------------------                                              -------- -------- ------------
American General Life Insurance Company                           Texas    $427,852     Yes
BMO Life Assurance Company                                        Canada    248,487     No
The United States Life Insurance Company in the City of New York  New York  927,698     Yes

   As part of the purchase agreement related to the acquisition of Mt. Mansfield from AIG, the Company may be obligated to pay a portion of future distributions of Mt. Mansfield. The Company has an accrued liability for its estimate of this contingent commitment as of December 31, 2012.

   As part of its private equity portfolio investment, as of December 31, 2012, the Company may be called upon for an additional capital investment of up to $196,870. The Company expects only a small portion of this portfolio will be called during 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

   The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                         POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                       DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @     SURPLUS @
GUARANTEED COMPANY                                    ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012   12/31/2012
------------------                                   -------- ---------- ------------- --------------- ---------- --------------
AHICO First American-Hungarian
  Insurance Company                           ***     9/15/98   1/30/09   $   155,634   $    208,573      $--      $    60,545
American General Life Insurance Company
  of Delaware (f/k/a AIG Life Insurance
  Company)                                            7/13/98  12/29/06     8,000,829    146,599,363       --       11,514,485
American International Assurance Company
  (Bermuda) Limited                                   8/23/99   1/31/08    21,647,000     41,595,000       --        3,108,000
American International Life Assurance
  Company of New York                         +       7/13/98   4/30/10     5,572,204     24,001,788       --        1,878,325
Chartis Excess Limited (f/k/a AIG Excess
  Liability Insurance International Limited)          5/28/98               2,092,208        670,947       --          457,407
AIG Insurance Company-Puerto Rico (f/k/a
  Chartis Insurance Company-Puerto Rico)              11/5/97  12/31/09        68,339        140,775       --          140,152
Chartis Insurance Ireland Limited (f/k/a AIG
  Europe (Ireland) Limited)                   ++++   12/15/97   1/31/12       605,353        320,375       --          174,196
Chartis Select Insurance Company (f/k/a
  AIG Excess Liability Insurance Company,
  Ltd.)                                       ++      7/29/98   4/30/12         1,465     22,594,457       --        7,925,575
Chartis Ukraine Insurance Company (f/k/a
  AIG Ukraine) (rating withdrawn 2/13/03)             10/1/00  10/31/12         3,179             --       --            6,225
CJSC AIG Life Insurance Company (Russia)
  (f/k/a AIG Russia Insurance Company
  ZAO)                                        ***     9/15/98   1/30/09       411,627        590,082       --          181,410
First American Czech Insurance Company,
  A.S.                                        ***     9/15/98   1/30/09       559,160        587,833       --           83,557
La Meridional Compania Argentina de
  Seguros S.A.                                         1/6/98                 238,051         89,357       --           30,388
21st Century Security Insurance Company
  (f/k/a New Hampshire Indemnity
  Company, Inc.)                                     12/15/97   8/31/09        19,119        194,305       --          184,224
                                                                          -----------   ------------      ---      -----------
Total guarantees                                                          $39,374,168   $237,592,855       --      $25,744,489
                                                                          ===========   ============      ===      ===========

*** These insurers were purchased by MetLife, Inc. on November 1, 2010. In connection with the sale, MetLife, Inc. provided the Company with a hold harmless agreement with respect to its obligations under these guarantees.
+ American International Life Assurance Company of New York (AI Life) was merged into The United States Life Insurance Company of the City of New York (US Life) effective December 31, 2010. The policyholder obligations disclosed represent those of AI Life. Invested assets and policyholders' surplus disclosed represent the amount reported by US Life.
++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2012.
++++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis
     Europe Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. FEDERAL HOME LOAN BANK (FHLB) AGREEMENTS

   As of March 23, 2012, the Company became a member of the Federal Home Loan Bank of Pittsburgh (FHLB). Such membership requires the Company to own stock in this FHLB. The Company owned FHLB stock with an aggregate value of $7,359 of stock in the FHLB at December 31, 2012. To the extent that the Company borrows from the FHLB, its ownership interest in the stock of the FHLB, together with other assets necessary to collateralize the amount borrowed, will be pledged to the FHLB. At December 31, 2012, the Company has not drawn any loans or pledged any securities associated with advances from the FHLB. The table below indicates the amount of FHLB stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB:

                                                           As of
                                                     December 31, 2012
                                                     -----------------
FHLB stock purchased/owned as part of the agreement      $  7,359
Collateral pledged to the FHLB                                 --
Borrowing capacity currently available                    921,100

NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

OTHER ADMITTED ASSETS                         2012       2011
---------------------                      ---------  ---------
Allowance provision                        $(173,756) $(109,446)
Deposit accounting assets                      4,056          4
Gurananty funds receivable and on deposit      9,012     10,567
Loss funds on deposit                         44,162     45,227
Paid loss clearing                           348,652    370,803
Retroactive reinsurance recoverable            1,355      1,467
Other assets                                  94,469     76,259
                                           ---------  ---------
   TOTAL OTHER ADMITTED ASSETS             $ 327,950  $ 394,881
                                           =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company's liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments amounted to $189,231 and $145,746, respectively, with related assets for premium tax credits of $9,012 and $10,567, respectively. Of the amount accrued, the Company expects to pay approximately $111,685 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $68,525 in future periods. In addition, the Company anticipates it will realize $5,874 of premium tax offset credits and the associated liability in years two through five. The remaining $3,147 will be realized between years six through ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

Assets recognized from paid and accrued premium tax offsets and policy
  surcharges prior year-end                                             $10,567
Decreases current year:
   Guaranty fund refunds                                                    349
   Premium tax offset applied                                             1,691
   Premium tax offset charge off                                            686
Increases current year:
   Premium tax offset paid                                                1,171
                                                                        -------
Assets recognized from paid and accrued premium tax offsets and policy
  surcharges current year-end                                           $ 9,012
                                                                        =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $173,756 and $109,446, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $(60,217), $(17,105), and
   $22,205 respectively, for allowance for doubtful accounts to Net Gain/(Loss) from Agents' Balances Charged-off in the accompanying Statements of Operations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                              2012      2011
-----------------                                                            --------  --------
Accrued retrospective premiums                                               $ 52,388  $ 68,065
Amounts withheld or retained by company for account of others                   3,351     4,716
Deferred commission earnings                                                    8,285     4,392
Deposit accounting liabilities                                                 91,462   103,048
Deposit accounting liabilities-funds held                                      18,980     5,117
Remittances and items not allocated                                            36,071    26,252
Retroactive reinsurance payable                                                    87       372
Retroactive reinsurance reserves-ceded                                         (5,903)     (949)
Servicing carrier liability                                                     6,015     7,314
Escrow funds (NICO)                                                            24,012    27,120
Other legal contingencies                                                          --    55,536
Other liabilities, includes suspense accounts, expense account balances and
  certain accruals                                                            247,333   141,428
                                                                             --------  --------
   TOTAL OTHER LIABILITIES                                                   $482,081  $442,411
                                                                             ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

C. OTHER INCOME (EXPENSES)

   For the years ended December 31, 2012, 2011 and 2010, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised for the following balances:

 OTHER (EXPENSES) INCOME                            2012      2011      2010
 -----------------------                          --------  --------  -------
 Other income                                     $ 31,860  $  8,865  $35,046
 Fee income on deposit programs                      7,010     6,571    8,496
 Equities and deposits in pools and associations        41        --     (737)
 Interest expense on reinsurance program           (41,738)  (53,980)      --
                                                  --------  --------  -------
    TOTAL OTHER (EXPENSES) INCOME                 $ (2,827) $(38,544) $42,805
                                                  ========  ========  =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. NON-CASH ITEMS

   For the years ended December 31, 2012, 2011 and 2010, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

NON-CASH TRANSACTIONS                     2012        2011      2010
---------------------                  ----------  ---------  --------
CAPITAL CONTRIBUTION:
   Acquisition of Lexington            $2,230,538  $      --  $     --
   Acquisition of Specialty               255,998         --        --
   Disposal of Select                    (442,228)        --        --
   Other                                   57,116     14,148   774,479
DIVIDENDS TO PARENT:
   Securities                             876,104         --   113,723
   Other                                   25,998     36,346        --
LOSS PORTFOLIO TRANSFER:
   Premiums collected                       8,533         --        --
   Benefit and loss related payments       61,627    927,266        --
   Funds held                             (70,160)  (927,266)       --

NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None noted.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On January 31, 2013, Lexington's Board of Directors declared an extraordinary dividend of $500,000 to the Company. The payment of the dividend was approved by the DE DOI on March 22, 2013. The dividend was paid on March 26, 2013.

On January 31, 2013, the Company's Board of Directors approved a distribution of the Company's 100% ownership interest of Lexington and Chartis Specialty to AIG Property Casualty U.S. Inc. This transaction was approved by the Delaware, Pennsylvania and Illinois Insurance Departments. The distribution was made on March 31,2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


On February 20, 2013, the 2012 AIG CMA was amended to exclude net admitted deferred tax assets from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the AIG PC CMA was amended to exclude net admitted deferred tax assets from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by the Company acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                                    PART C
                               OTHER INFORMATION

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

    The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

       (1) Audited Financial Statements of Separate Account I of American General Life Insurance Company for the year ended December 31, 2012 are included in Part B of the registration statement.

       (2) Audited Consolidated of American General Life Insurance Company for the years ended December 31, 2012, 2011 and 2010 are incorporated in Part B of the registration statement.

       (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2012 and 2011, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2012 are included in Part B of the registration statement.

(b) Exhibits.

       (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts and variable and fixed annuity contracts. (1)

       (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts and variable and fixed annuity contracts. (2)

       (1)(c) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (3)

       (1)(d) Section 5, the "Governing Law and Name of Surviving Corporation" of the Agreement and Plan of Merger. (4)

       (2)      N/A

       (3)(a) Specimen form of Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, dated October 1, 2002. (5)

       (3)(b) Form of Schedule A-1 as of January 2, 2013 to Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation dated October 1, 2002. (4)

       (3)(c) Form of Selling Group Agreement by and among American General Equity Services Corporation, American General Life Insurance Company, Selling Group Member and Associated Agency. (16)

       (4) Specimen Form of Merger Endorsement for owners and participants residing in Delaware. (4)

       (5)(a)   Form of Service Request Form, Form No. SE2230 REV. 11.12 (16)

       (5)(b) Form of Group Variable Annuity Contract (11GVAN999) and Certificate (16GVAN999). (14)

       (5)(c) Form of Individual Variable Annuity Contract - Nonparticipating (11VAN0896). (15)

       (5)(d)   Contract Form of variable annuity application (14VAN897). (1)

       (6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (7)

       (6)(b) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (8)

       (6)(c) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (6)

       (7)(a) Reinsurance Agreement between AIG Life & AXA Corporate Solutions Life Reinsurance Company. (9)

       (7)(b) Form of Letter to Reinsurers regarding the Merger of American General Life Insurance Company of Delaware. (4)

    (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (10)

    (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (10)

    (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated
                February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (10)

    (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (10)

    (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (10)

    (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (10)

    (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated
                February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (11)

    (8)(b)(i) Form of Master Services Agreement by and among SunAmerica Annuity and Life Assurance Company, American General Life Insurance Company of Delaware, The United States Life Insurance Company in the City of New York and se2, inc. dated as of February 1, 2011. (16)

    (8)(b)(ii) Notice dated September 21, 2012 to the Master Services Agreement by and among SunAmerica Annuity and Life Assurance Company, American General Life Insurance Company of Delaware, the United States Life Insurance Company in the City of New York and se2, inc. dated as of February 1, 2011. (16)

   (8)(c)(i) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and AIG Life Insurance Company dated May 1, 1995. (13)

   (8)(c)(ii) Form of Amendment to Participation Agreement among Alliance
              Variable Products Series Fund, Inc. and AIG Life Insurance Company July 30, 1999. (13)

   (8)(c)(iii)Form of Agreement between Alliance Capital Management, L.P. and
              AIG Life Insurance Company. (4)

   (8)(c)(iv) Participation Agreement among AIG Life Insurance Company, AIG
              Equity Sales Corp., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated as of May 1, 1999. (16)

   (8)(c)(v) Form of SEC Rule 22c-2 Information Sharing Agreement between Alliance Bernstein and AIG Life Insurance Company. (9)

   (8)(d)(i) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated April 27, 2012 (4)

   (8)(d)(ii) Form of Amended and Restated Service Contract among Fidelity
              Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (4)

   (8)(d)(iii)Form of SEC Rule 22c-2 Information Sharing Agreement between
              Fidelity and AIG Life Insurance Company. (9)

   (8)(e) Form of Consents to Assignment of the Fund Participation and Other Agreements. (16)

   (8)(f) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (4)

   (8)(g) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (4)

   (8)(h) Notice of Termination of AIG Support Agreement between American General Life Insurance Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (4)

   (8)(i) Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (12)

   (8)(j)   Specimen form of Agreement and Plan of Merger. (4)

   (9)      Opinion of Counsel and Consent of Depositor. (16)

   (10)     Consents. (Filed herewith)

   (11)     N/A

   (12)     N/A

   (13) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (17)

   (14) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (18)
--------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of American General Life Insurance Company of Delaware Variable Account II filed on May 3, 2010.

(4) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on January 2, 2013.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(6) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(7) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(8) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(9) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(10) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(13) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(14) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-93709) of Variable Account I of AIG Life Insurance Company filed on December 28, 1999.

(15) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-102139) of Variable Account I of AIG Life Insurance Company filed on May 1, 2007.

(16) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-185789) of Separate Account I of AGL filed on January 2, 2013.

(17) Incorporated by reference To Post Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on April 30, 2013.

(18) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

   Jay S. Wintrob (2)           Director, Chairman, President and Chief Executive Officer
   Bruce R. Abrams              Director and President - Fixed Annuities
   Thomas J. Diemer             Director, Senior Vice President and Chief Risk Officer
   Jeffrey M. Farber (5)        Director
   Mary Jane B. Fortin          Director, Executive Vice President and Chief Financial Officer
   Deborah A. Gero (2)          Director, Senior Vice President and Chief Investment Officer
   Jana W. Greer (3)            Director and President - Retirement Income Solutions
   Stephen A. Maginn (3)        Director, Senior Vice President and Chief Distribution Officer
   James A. Mallon              Director and President - Life and Accident & Health
   Jonathan J. Novak (2)        Director and President - Institutional Markets
   Curtis W. Olson (1)          Director and President - Group Benefits
   Robert M. Beuerlein          Senior Vice President and Chief and Appointed Actuary
   Randall W. Epright           Senior Vice President and Chief Information Officer
   Christine A. Nixon (2)       Senior Vice President and Chief Legal Officer
   Tim W. Still                 Senior Vice President and Chief Operations Officer
   Steven D. Anderson           Vice President and Controller
   Jim A. Coppedge              Vice President and Assistant Secretary
   Julie Cotton Hearne          Vice President and Secretary
   David H. den Boer            Vice President and Chief Compliance Officer
   John B. Deremo               Vice President, Distribution
   William T. Devanney, Jr.     Vice President and Tax Officer
   Gavin D. Friedman (2)        Vice President and Litigation Officer
   Leo W. Grace                 Vice President, Product Filings
   Tracy E. Harris              Vice President, Product Filings
   Mallary L. Reznik (2)        Vice President and Assistant Secretary
   T. Clay Spires               Vice President and Tax Officer
   Michael E. Treske            Vice President, Distribution
   William C. Wolfe             Vice President and Treasurer
   Manda Ghaferi (2)            Vice President
   David S. Jorgensen           Vice President
   Melissa H. Cozart            Privacy Officer
   Craig M. Long                Anti-Money Laundering and Office of Foreign Asset Control Officer
   David J. Kumatz (4)          Assistant Secretary
   Virginia N. Puzon (2)        Assistant Secretary
   Larry E. Blews               38a-1 Compliance Officer

   (1) 3600 Route 66, Neptune, NJ 07753
   (2) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
   (3) 21650 Oxnard Street, Woodland Hills, CA 91367

   (4) 200 American General Way, Brentwood, TN 37027
   (5) 1 New York Plaza, New York, NY 10004

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-13-001390, filed
February 21, 2013. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 28, 2013, there were seven thousand and three (7003) owners of contracts of the class covered by this registration statement, two thousand two hundred and fifty-seven (2,257) qualified contracts and four thousand seven hundred and forty-six (4,746) non-qualified contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
Separate Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

  NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
  ------------------    --------------------------------------------
Mary Jane B. Fortin (1) Director and Chairman
Erik A. Baden (1)       Director
John Gatesman           Director, President and Chief Executive Officer
Kyle L. Jennings (1)    Executive Vice President, General Counsel and Secretary
Thomas Clay Spires (2)  Vice President and Tax Officer
Larry Blews (2)         Vice President and Chief Compliance Officer
Lauren W. Jones (1)     Chief Counsel - Business Lines and Assistant Secretary
John J. Reiner          Treasurer and Controller
Barbara J. Moore (2)    Assistant Tax Officer
Becky Strom (2)         Vice President, Chief Privacy Officer and Anti-
                        Money Laundering Officer

    (1)2919 Allen Parkway, Houston, TX 77019
    (2)2727-A Allen Parkway, Houston, TX 77019

(c) Compensation From the Registrant.

                                              Net Underwriting
                                              Discounts and    Compensation  Brokerage
Name of Principal Underwriter                 Commissions      on Redemption Commissions Compensation
American General Equity Services Corporation.                0             0           0            0

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's record keeper, se2, 200 SW 6th Avenue, P. O. Box 758569, Topeka, Kansas 66636-8569, which provides certain servicing for the Depositor.

ITEM 31.MANAGEMENT SERVICES       Not Applicable.

ITEM 32.UNDERTAKINGS

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Contracts. The National Union Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern Time, on December 31, 2012, American General Life Insurance Company of Delaware, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for policies and other contracts and certificates issued prior to a merger. Therefore, the National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account I of American General Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2013.


                                     SEPARATE ACCOUNT I OF AMERICAN GENERAL LIFE
                                     INSURANCE COMPANY
                                     (Registrant)

                                BY:  AMERICAN GENERAL LIFE
                                     INSURANCE COMPANY
                                     (On behalf of the Registrant
                                     and itself)

                                BY:  MARY JANE B. FORTIN
                                     -------------------------------------------
                                     MARY JANE B. FORTIN
                                     EXECUTIVE VICE PRESIDENT
                                     AND CHIEF FINANCIAL OFFICER

                                    AGL - 1

   As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

SIGNATURE                              TITLE                  DATE
---------                             -------                 ----
*JAY S. WINTROB
---------------       Director, Chairman, President and
JAY S. WINTROB        Chief Executive Officer                 April 29, 2013

*BRUCE R. ABRAMS
----------------      Director and President - Fixed
BRUCE R. ABRAMS       Annuities                               April 29, 2013

*THOMAS J. DIEMER
-----------------     Director, Senior Vice President and
THOMAS J. DIEMER      Chief Risk Officer                      April 29, 2013

*JEFFREY M. FARBER
------------------    Director
JEFFREY M. FARBER                                             April 29, 2013

MARY JANE B. FORTIN
-------------------   Director, Executive Vice President
*MARY JANE B. FORTIN  and Chief Financial Officer             April 29, 2013

----------------      Director, Senior Vice President and
DEBORAH A. GERO       Chief Investment Officer                April   , 2013

*JANA W. GREER
--------------        Director and President - Retirement
JANA W. GREER         Income Solutions                        April 29, 2013

*STEPHEN A. MAGINN
------------------    Director, Senior Vice President and
STEPHEN A. MAGINN     Chief Distribution Officer              April 29, 2013

*JAMES A. MALLON
----------------      Director and President - Life and
JAMES A. MALLON       Accident & Health                       April 29, 2013

*JONATHAN J. NOVAK
------------------    Director and President - Institutional
JONATHAN J. NOVAK     Markets                                 April 29, 2013

*CURTIS W. OLSON
----------------      Director and President - Group
CURTIS W. OLSON       Benefits                                April 29, 2013

*STEVEN D. ANDERSON
-------------------   Vice President and Controller
STEVEN D. ANDERSON                                            April 29, 2013

JENNIFER POWELL
---------------       Attorney-In-Fact
*JENNIFER POWELL                                              April 29, 2013

                                    AGL - 2

                                                                    333- 185789
                                                                      811-05301

                                  SIGNATURES

   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April 2013.

                                                  NATIONAL UNION FIRE INSURANCE
                                                  COMPANY OF PITTSBURGH, PA.

                                             BY:  KATHLEEN T. CARBONE
                                                  ------------------------------
                                                  KATHLEEN T. CARBONE
                                                  STATUTORY CONTROLLER AND VICE
                                                  PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title              Date
---------                       -----              ----
*RICHARD HOSKINS
----------------    Chief Financial Officer        April 29, 2013
RICHARD HOSKINS

*JAMES BRACKEN
--------------      Director                       April 29, 2013
JAMES BRACKEN

*JOHN Q. DOYLE
--------------      Director, President and Chief  April 29, 2013
JOHN Q. DOYLE       Executive Officer

*PETER D. HANCOCK
-----------------   Director                       April 29, 2013
PETER D. HANCOCK

*DAVID L. HERZOG
----------------    Director                       April 29, 2013
DAVID L. HERZOG

*MONIKA M. MACHON
-----------------   Director                       April 29, 2013
MONIKA M. MACHON

*RALPH W. MUCERINO
------------------  Director                       April 29, 2013
RALPH W. MUCERINO

*SID SANKARAN
-------------       Director                       April 29, 2013
SID SANKARAN

*MARK T. WILLIS
--------------      Director                       April 29, 2013
MARK T. WILLIS


* BY:  KATHLEEN T. CARBONE
       ----------------------------
       KATHLEEN T. CARBONE
       ATTORNEY-IN-FACT
       (Exhibit (13) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 24. EXHIBITS

      (10)     Consents.

                                      E-1